UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-649

Fidelity Puritan Trust
(Exact name of registrant as specified in charter)

82 Devonshire St., Boston, Massachusetts 02109
 (Address of principal executive offices) (Zip code)

Eric D. Roiter, Secretary

82 Devonshire St.

Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	July 31

Date of reporting period:	July 31, 2006

Item 1. Reports to Stockholders

Fidelity®

Balanced

Fund

Annual Report

July 31, 2006

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The managers' review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com/holdings.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Although many securities markets made gains in early 2006, inflation concerns led to mixed results through the year's mid-point. Financial markets are always unpredictable. There are, however, a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2006	Past 1 year	Past 5 years	Past 10 years
Fidelity® Balanced Fund	7.54%	8.02%	11.20%

$10,000 Over 10 years

Let's say hypothetically that $10,000 was invested in Fidelity® Balanced Fund on July 31, 1996. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Lawrence Rakers and George Fischer, Co-Portfolio Managers of Fidelity® Balanced Fund

Most categories of U.S. stocks and investment-grade bonds had muted but positive returns for the 12 months ending July 31, 2006. The Standard & Poor's 500SM Index - a broad measure of U.S. equity performance - gained 5.38%. Buoyed by strong corporate earnings and solid economic growth, the S&P 500® enjoyed six consecutive months of gains from November through April. However, stocks pulled back for most of the remainder of the period. Among other widely quoted market yardsticks, the Dow Jones Industrial AverageSM returned 7.59%, while the NASDAQ Composite® Index dropped 3.47%. The investment-grade debt market finished with a 1.46% return according to the Lehman Brothers® Aggregate Bond Index. Negative influences on bonds included rising inflation and Federal Reserve Board interest rate hikes aimed to keep inflation at bay. On the plus side, bonds scored well in the final quarter of the period as equity performance stumbled, the economy slowed and signs pointed to a potential pause in the Fed's rate hike campaign.

During the past year, the fund returned 7.54%, compared with 5.47% for the Fidelity Balanced Hybrid Composite Index, a hypothetical blend of the total returns of the Russell 3000® Index, Russell 3000 Value Index and the Lehman Brothers Aggregate Bond Index, using weightings of 30%, 30% and 40%, respectively. The fund benefited from outperformance in both the equity and fixed-income subportfolios versus the Composite index. In the equity subportfolio, stock selection paid off in energy and materials. Valero Energy was the top contributor, as refining capacity remained tight and demand was robust. Oil field services stock Grant Prideco - which we sold - benefited from strong first-quarter earnings, as did utility TXU Corp. Energy services provider Halliburton and WESCO International, a distributor of commercial electrical construction products, helped as well. Conversely, my picks in insurance, banks and transportation hurt, with reinsurance provider Scottish Re Group the biggest detractor. Not owning major index component Exxon Mobil also limited our results, while overweighting UnitedHealth Group proved ill-timed. In the investment-grade bond subportfolio, performance was boosted by good security selection, particularly among industrial and financial corporate bond issues. Sector selection also contributed, as we underweighted nominal Treasuries and overweighted stronger performing spread products, including government agency securities.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2006 to July 31, 2006).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the fund, as a shareholder in the underlying affiliated central fund, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying affiliated central fund. These fees and expenses are not included in the fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the fund, as a shareholder in the underlying affiliated central fund, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying affiliated central fund. These fees and expenses are not included in the fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

Shareholder Expense Example - continued

	Beginning Account Value February 1, 2006	Ending Account Value July 31, 2006	Expenses Paid During Period* February 1, 2006 to July 31, 2006
Actual	$ 1,000.00	$ 988.20	$ 3.15
Hypothetical (5% return per year before expenses)	$ 1,000.00	$ 1,021.62	$ 3.21

* Expenses are equal to the Fund's annualized expense ratio of .64%; multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The fees and expenses of the underlying affiliated central fund in which the fund invests are not included in the fund's annualized expense ratio.

Annual Report

Investment Changes

Top Five Stocks as of July 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
National Oilwell Varco, Inc.	1.8	2.1
General Electric Co.	1.3	1.4
Bank of America Corp.	1.1	1.0
JPMorgan Chase & Co.	1.1	0.7
Altria Group, Inc.	1.1	1.0
	6.4
Top Five Bond Issuers as of July 31, 2006
(with maturities greater than one year)	% of fund's net assets	% of fund's net assets 6 months ago
U.S. Treasury Obligations	10.0	10.5
Fannie Mae	9.4	7.9
Freddie Mac	3.2	2.0
Government National Mortgage Association	0.4	0.1
General Electric Capital Corp.	0.3	0.2
	23.3
Top Five Market Sectors as of July 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	16.1	14.9
Information Technology	9.4	11.7
Energy	8.6	10.1
Industrials	8.4	8.3
Health Care	7.3	7.4
Asset Allocation (% of fund's net assets)
As of July 31, 2006*		As of January 31, 2006**
	Stocks 64.5%		Stocks 67.9%
	Bonds 35.6%		Bonds 30.6%
	Convertible Securities 0.4%		Convertible Securities 0.4%
	Other Investments 0.1%		Other Investments 0.1%
	Short-Term Investments and Net Other Assets*** (0.6)%		Short-Term Investments and Net Other Assets 1.0%
* Foreign investments	11.5%	** Foreign investments	9.4%

*** Short-Term Investments and Net Other Assets are not included in the pie chart.
Percentages are adjusted for the effect of futures and swaps contracts, if applicable.
The information in the above tables is based on the combined investments of the fund and its pro-rata share of the investments of Fidelity's fixed-income central funds.
For an unaudited list of holdings for each fixed-income central fund, visit fidelity.com.

Annual Report

Investments July 31, 2006

Showing Percentage of Net Assets

Common Stocks - 64.5%
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 5.2%
Auto Components - 0.1%
American Axle & Manufacturing Holdings, Inc.	958,500	$ 15,700
LKQ Corp. (a)	463,200	10,376
		26,076
Automobiles - 0.1%
Coachmen Industries, Inc.	594,100	6,434
Harley-Davidson, Inc.	292,200	16,655
		23,089
Diversified Consumer Services - 0.1%
Carriage Services, Inc. Class A	579,000	2,432
Service Corp. International (SCI)	1,214,900	9,124
Weight Watchers International, Inc.	141,000	5,641
		17,197
Hotels, Restaurants & Leisure - 1.1%
Boyd Gaming Corp.	340,000	11,404
Carnival Corp. unit	318,000	12,389
Gaylord Entertainment Co. (a)	404,400	15,456
Greek Organization of Football Prognostics SA	388,700	14,111
Isle of Capri Casinos, Inc. (a)	365,500	8,637
McDonald's Corp.	1,818,850	64,369
OSI Restaurant Partners, Inc.	453,300	13,096
Pinnacle Entertainment, Inc. (a)	250,500	6,871
Royal Caribbean Cruises Ltd.	508,600	17,242
Starwood Hotels & Resorts Worldwide, Inc.	227,000	11,936
Vail Resorts, Inc. (a)	301,500	10,423
WMS Industries, Inc. (a)	702,000	18,624
Yum! Brands, Inc.	255,800	11,511
		216,069
Household Durables - 0.5%
Cyrela Brazil Realty SA	1,095,000	14,902
D.R. Horton, Inc.	415,860	8,912
Fortune Brands, Inc.	73,000	5,294
Interface, Inc. Class A (a)	1,586,328	19,464
La-Z-Boy, Inc. (g)	564,600	7,199
Leggett & Platt, Inc.	343,200	7,832
Sealy Corp., Inc.	443,900	6,064
Sony Corp. sponsored ADR	214,000	9,842
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - continued
Household Durables - continued
Standard Pacific Corp.	311,700	$ 6,960
The Stanley Works	209,700	9,514
		95,983
Leisure Equipment & Products - 0.1%
Eastman Kodak Co.	387,900	8,631
MarineMax, Inc. (a)	545,100	11,474
		20,105
Media - 1.6%
Citadel Broadcasting Corp.	567,700	5,263
Clear Channel Communications, Inc.	497,600	14,406
EchoStar Communications Corp. Class A (a)	556,400	19,502
Gannett Co., Inc.	40,500	2,111
Lamar Advertising Co. Class A (a)	810,600	39,752
Liberty Global, Inc.:
Class A	535,107	11,692
Class C	525,607	11,132
Live Nation, Inc. (a)	2,579,862	54,074
McGraw-Hill Companies, Inc.	257,000	14,469
Naspers Ltd. Class N sponsored ADR	447,400	7,879
News Corp. Class A	2,296,292	44,181
NTL, Inc.	1,620,804	37,035
Radio One, Inc. Class D (non-vtg.) (a)	493,804	3,546
Salem Communications Corp. Class A (a)	222,149	2,695
The Walt Disney Co.	1,421,500	42,204
TVN SA (a)	398,984	13,764
Viacom, Inc. Class B (non-vtg.) (a)	50,200	1,749
		325,454
Multiline Retail - 0.6%
Dollar Tree Stores, Inc. (a)	569,700	15,154
Family Dollar Stores, Inc.	1,092,000	24,810
Federated Department Stores, Inc.	772,600	27,126
Fred's, Inc. Class A	881,200	10,566
JCPenney Co., Inc.	330,500	20,808
Lotte Shopping Co. Ltd. GDR (i)	393,000	6,744
Target Corp.	197,400	9,065
		114,273
Specialty Retail - 0.9%
Advance Auto Parts, Inc.	91,100	2,758
Aeropostale, Inc. (a)	567,750	15,732
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
Best Buy Co., Inc.	261,350	$ 11,850
Big 5 Sporting Goods Corp.	549,471	10,676
Chico's FAS, Inc. (a)	287,500	6,512
Circuit City Stores, Inc.	178,600	4,376
Daiki Co. Ltd.	381,200	3,970
Eddie Bauer Holdings, Inc. (a)	722,000	9,386
Gamestop Corp. Class B (a)	267,100	10,043
Homac Corp.	410,800	6,037
Home Depot, Inc.	728,800	25,297
Kahma Co. Ltd. (g)	156,100	3,628
Monro Muffler Brake, Inc.	50,182	1,556
O'Reilly Automotive, Inc. (a)	91,100	2,583
OfficeMax, Inc.	346,200	14,232
Pacific Sunwear of California, Inc. (a)	747,725	12,472
RadioShack Corp.	728,600	11,781
Staples, Inc.	672,500	14,539
TJX Companies, Inc.	515,000	12,551
Urban Outfitters, Inc. (a)	205,600	3,000
		182,979
Textiles, Apparel & Luxury Goods - 0.1%
Unifirst Corp.	356,300	11,077
TOTAL CONSUMER DISCRETIONARY		1,032,302
CONSUMER STAPLES - 4.0%
Beverages - 0.2%
Coca-Cola Enterprises, Inc.	342,600	7,352
Fomento Economico Mexicano SA de CV sponsored ADR	190,800	16,752
Pernod Ricard SA	900	187
SABMiller PLC	707,400	14,206
		38,497
Food & Staples Retailing - 0.9%
CVS Corp.	1,112,400	36,398
Kroger Co.	708,100	16,237
Safeway, Inc.	941,600	26,440
Sysco Corp.	395,300	10,910
Wal-Mart de Mexico SA de CV Series V	2,733,600	8,462
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER STAPLES - continued
Food & Staples Retailing - continued
Wal-Mart Stores, Inc.	1,454,300	$ 64,716
Walgreen Co.	448,300	20,971
		184,134
Food Products - 0.6%
Azucarera Ebro Agricolas SA	434,000	9,014
Cadbury Schweppes PLC sponsored ADR	9,000	353
Corn Products International, Inc.	890,000	29,601
General Mills, Inc.	339,800	17,636
Global Bio-Chem Technology Group Co. Ltd.	14,582,000	4,898
Groupe Danone	4,600	608
Imperial Sugar Co.	80,500	1,927
Kellogg Co.	272,100	13,107
McCormick & Co., Inc. (non-vtg.)	277,500	9,729
Nestle SA (Reg.)	46,424	15,212
Tyson Foods, Inc. Class A	159,900	2,263
Wm. Wrigley Jr. Co.	430,200	19,729
		124,077
Household Products - 0.7%
Colgate-Palmolive Co.	555,700	32,964
Procter & Gamble Co.	1,871,433	105,175
		138,139
Personal Products - 0.5%
Alberto-Culver Co.	592,980	28,902
Avon Products, Inc.	1,579,000	45,775
Playtex Products, Inc. (a)	1,167,800	13,219
		87,896
Tobacco - 1.1%
Altria Group, Inc.	2,686,600	214,847
TOTAL CONSUMER STAPLES		787,590
ENERGY - 7.9%
Energy Equipment & Services - 4.9%
Baker Hughes, Inc.	531,600	42,501
BJ Services Co.	653,054	23,686
Global Industries Ltd. (a)	705,200	11,763
GlobalSantaFe Corp.	369,400	20,291
Halliburton Co.	4,358,800	145,410
National Oilwell Varco, Inc. (a)	5,328,177	357,182
Common Stocks - continued
	Shares	Value (Note 1) (000s)
ENERGY - continued
Energy Equipment & Services - continued
Noble Corp.	324,400	$ 23,276
Pride International, Inc. (a)	5,870,943	175,365
Smith International, Inc.	1,186,700	52,891
Superior Energy Services, Inc. (a)	159,200	5,453
W-H Energy Services, Inc. (a)	191,900	10,558
Weatherford International Ltd. (a)	2,052,900	96,158
		964,534
Oil, Gas & Consumable Fuels - 3.0%
Alpha Natural Resources, Inc. (a)	342,400	5,537
Cabot Oil & Gas Corp.	267,600	14,116
Canadian Natural Resources Ltd.	250,400	13,299
Chesapeake Energy Corp.	909,600	29,926
El Paso Corp.	1,054,800	16,877
Ellora Energy, Inc. (a)(i)	1,529,700	18,356
EnCana Corp.	321,600	17,348
Energy Partners Ltd. (a)	1,295,500	23,539
EOG Resources, Inc.	136,600	10,129
Goodrich Petroleum Corp.	181,900	6,176
Helix Energy Solutions Group, Inc. (a)	347,200	13,537
Holly Corp.	374,200	18,935
International Coal Group, Inc. (a)	1,088,900	7,317
Mariner Energy, Inc. (a)	607,300	10,937
Maritrans, Inc. (g)	246,700	5,635
Massey Energy Co.	341,000	9,112
McMoRan Exploration Co. (g)	375,200	7,035
OMI Corp.	448,600	9,896
Overseas Shipholding Group, Inc.	76,700	4,939
Penn Virginia Corp.	39,500	2,696
Petroleum Development Corp. (a)	183,500	8,173
Plains Exploration & Production Co. (a)	414,400	18,217
Quicksilver Resources, Inc. (a)	741,000	26,202
Range Resources Corp.	1,008,600	28,352
Southwestern Energy Co. (a)	493,700	16,983
SXR Uranium One, Inc. (a)	1,720,900	13,231
Tesoro Corp.	86,600	6,478
Ultra Petroleum Corp. (a)	356,100	20,853
Common Stocks - continued
	Shares	Value (Note 1) (000s)
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Valero Energy Corp.	3,144,800	$ 212,054
Valero GP Holdings LLC	410,900	8,974
		604,859
TOTAL ENERGY		1,569,393
FINANCIALS - 13.1%
Capital Markets - 1.3%
American Capital Strategies Ltd. (g)	550,200	19,257
Ameriprise Financial, Inc.	100,840	4,497
Cowen Group, Inc. (g)	507,500	7,800
E*TRADE Financial Corp. (a)	2,136,300	49,797
Goldman Sachs Group, Inc.	107,300	16,390
Lazard Ltd. Class A	478,300	18,678
Lehman Brothers Holdings, Inc.	248,300	16,127
Mellon Financial Corp.	45,700	1,600
Merrill Lynch & Co., Inc.	1,096,900	79,876
Northern Trust Corp.	176,500	10,078
State Street Corp.	217,200	13,045
TD Ameritrade Holding Corp.	749,900	12,283
UBS AG (Reg.)	18,263	994
		250,422
Commercial Banks - 2.2%
ABN-AMRO Holding NV sponsored ADR	541,100	15,005
Absa Group Ltd.	113,800	1,679
Banca Popolare di Milano	501,000	6,288
Banco Bilbao Vizcaya Argentaria SA sponsored ADR	774,500	16,520
Banco Nossa Caixa SA	737,800	15,604
Bank of Baroda	864,332	4,342
Bank of China Ltd. (H Shares)	15,094,000	6,663
China Construction Bank Corp. (H Shares)	35,142,000	15,377
Hanmi Financial Corp.	660,900	12,584
HSBC Holdings PLC sponsored ADR	227,500	20,693
ICICI Bank Ltd. sponsored ADR	834,100	21,787
Nara Bancorp, Inc.	443,121	8,158
National Australia Bank Ltd.	710,864	19,452
PNC Financial Services Group, Inc.	123,300	8,735
R&G Financial Corp. Class B	534,300	4,435
SVB Financial Group (a)	185,200	8,301
Synovus Financial Corp.	13,700	387
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - continued
Commercial Banks - continued
UCBH Holdings, Inc.	1,505,478	$ 25,111
Uniao de Bancos Brasileiros SA (Unibanco) GDR	136,700	9,483
Unicredito Italiano Spa	2,182,300	16,795
Wachovia Corp.	2,439,814	130,847
Wells Fargo & Co.	525,500	38,015
Wilshire Bancorp, Inc.	749,624	14,145
Wintrust Financial Corp.	236,600	11,359
		431,765
Consumer Finance - 0.4%
Aiful Corp.	135,600	5,322
American Express Co.	422,400	21,990
Capital One Financial Corp.	275,800	21,333
ORIX Corp.	50,100	13,131
SLM Corp.	517,700	26,040
		87,816
Diversified Financial Services - 3.6%
Bank of America Corp.	4,277,836	220,437
Citigroup, Inc.	3,315,904	160,191
FirstRand Ltd.	2,591,800	6,443
JPMorgan Chase & Co.	4,796,500	218,816
Kotak Mahindra Bank Ltd. sponsored GDR (i)	1,047,376	6,388
Moody's Corp.	123,400	6,772
PICO Holdings, Inc. (a)	2,172,938	71,577
The NASDAQ Stock Market, Inc. (a)	677,218	18,644
		709,268
Insurance - 2.8%
ACE Ltd.	1,066,200	54,941
AFLAC, Inc.	597,600	26,378
Allied World Assurance Holdings Ltd.	385,600	13,457
American International Group, Inc.	3,077,731	186,726
Aspen Insurance Holdings Ltd.	717,800	16,940
Axis Capital Holdings Ltd.	152,400	4,505
Endurance Specialty Holdings Ltd.	431,800	13,109
Fidelity National Title Group, Inc. Class A	442,200	8,344
Hartford Financial Services Group, Inc.	573,800	48,681
IPC Holdings Ltd.	210,200	6,043
Lincoln National Corp.	123,300	6,989
MBIA, Inc.	255,700	15,038
MetLife, Inc. unit	714,000	19,606
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - continued
Insurance - continued
Montpelier Re Holdings Ltd.	556,500	$ 10,062
Navigators Group, Inc. (a)	81,700	3,473
PartnerRe Ltd.	338,000	21,000
Platinum Underwriters Holdings Ltd.	436,900	12,360
PXRE Group Ltd.	1,087,600	4,209
Scottish Re Group Ltd.	2,377,700	9,487
Specialty Underwriters' Alliance, Inc. (a)	336,654	2,151
T&D Holdings, Inc.	50,150	3,985
The St. Paul Travelers Companies, Inc.	743,000	34,029
Universal American Financial Corp. (a)	817,415	10,136
USI Holdings Corp. (a)	684,653	8,503
Willis Group Holdings Ltd.	93,800	3,051
XL Capital Ltd. Class A	362,600	23,098
		566,301
Real Estate Investment Trusts - 1.2%
Alexandria Real Estate Equities, Inc.	89,400	8,441
Annaly Mortgage Management, Inc. (g)	1,090,200	13,965
BioMed Realty Trust, Inc.	172,300	5,136
Brandywine Realty Trust (SBI)	113,700	3,597
CapitalSource, Inc.	45,400	1,071
CBL & Associates Properties, Inc.	138,000	5,404
Columbia Equity Trust, Inc.	40,700	617
Corporate Office Properties Trust (SBI)	32,000	1,440
Developers Diversified Realty Corp.	364,400	19,233
Digital Realty Trust, Inc.	179,900	4,917
Duke Realty Corp.	171,400	6,386
Education Realty Trust, Inc.	369,119	5,769
Equity Lifestyle Properties, Inc.	153,200	6,583
Equity Office Properties Trust	529,800	20,085
Equity Residential (SBI)	163,400	7,600
General Growth Properties, Inc.	301,500	13,760
Highwoods Properties, Inc. (SBI)	99,200	3,694
HomeBanc Mortgage Corp., Georgia	795,900	6,526
Host Hotels & Resorts, Inc.	711,466	15,097
Pennsylvania (REIT) (SBI)	273,300	10,763
Public Storage, Inc.	61,400	4,930
Ramco-Gershenson Properties Trust (SBI)	426,900	12,564
Tanger Factory Outlet Centers, Inc.	32,000	1,053
Trizec Properties, Inc.	91,750	2,639
United Dominion Realty Trust, Inc. (SBI)	1,286,300	35,823
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - continued
Real Estate Investment Trusts - continued
Ventas, Inc.	382,600	$ 13,670
Vornado Realty Trust	134,600	14,072
		244,835
Real Estate Management & Development - 0.1%
Mitsui Fudosan Co. Ltd.	603,000	12,807
Move, Inc.	193,050	849
		13,656
Thrifts & Mortgage Finance - 1.5%
Countrywide Financial Corp.	703,838	25,219
Doral Financial Corp.	1,482,600	7,591
Fannie Mae	1,346,000	64,487
Freddie Mac	1,286,900	74,460
Golden West Financial Corp., Delaware	117,000	8,618
Hudson City Bancorp, Inc.	1,053,600	13,665
KNBT Bancorp, Inc.	63,500	1,010
MGIC Investment Corp.	158,200	9,003
NetBank, Inc. (h)	3,515,179	19,333
NewAlliance Bancshares, Inc.	731,576	10,323
Radian Group, Inc.	255,000	15,690
Sovereign Bancorp, Inc.	1,358,385	28,037
W Holding Co., Inc.	2,374,764	12,515
		289,951
TOTAL FINANCIALS		2,594,014
HEALTH CARE - 7.1%
Biotechnology - 0.8%
Amgen, Inc. (a)	543,600	37,911
Biogen Idec, Inc. (a)	320,100	13,483
Cephalon, Inc. (a)	590,800	38,839
DOV Pharmaceutical, Inc. warrants 6/2/09 (a)	34	0
DUSA Pharmaceuticals, Inc. (a)(h)	1,002,329	4,500
Genentech, Inc. (a)	157,486	12,728
MannKind Corp. (a)	227,400	4,159
Medarex, Inc. (a)	644,900	6,030
MedImmune, Inc. (a)	479,900	12,180
Myogen, Inc. (a)	228,400	7,048
OSI Pharmaceuticals, Inc. (a)	562,100	18,769
PDL BioPharma, Inc. (a)	250,100	4,504
Common Stocks - continued
	Shares	Value (Note 1) (000s)
HEALTH CARE - continued
Biotechnology - continued
Solexa, Inc. (a)	342,637	$ 3,036
Vertex Pharmaceuticals, Inc. (a)	154,300	5,172
		168,359
Health Care Equipment & Supplies - 1.4%
Advanced Medical Optics, Inc. (a)	181,800	8,954
Alcon, Inc.	127,900	14,123
Aspect Medical Systems, Inc. (a)	730,300	10,699
Baxter International, Inc.	1,388,200	58,304
Becton, Dickinson & Co.	336,200	22,162
Boston Scientific Corp. (a)	1,053,994	17,928
C.R. Bard, Inc.	408,900	29,020
Cooper Companies, Inc.	676,907	29,919
Cytyc Corp. (a)	241,600	5,943
Dade Behring Holdings, Inc.	865,150	35,238
Inverness Medical Innovations, Inc. (a)	337,400	10,034
Inverness Medical Innovations, Inc. (a)(n)	324,908	9,663
Kinetic Concepts, Inc. (a)	246,500	10,984
Medtronic, Inc.	124,900	6,310
St. Jude Medical, Inc. (a)	13,700	506
		269,787
Health Care Providers & Services - 2.1%
Aetna, Inc.	810,100	25,510
Amedisys, Inc. (a)	177,500	6,779
Brookdale Senior Living, Inc.	337,500	15,694
Cardinal Health, Inc.	193,100	12,938
Caremark Rx, Inc.	363,800	19,209
Chemed Corp.	283,000	10,409
CIGNA Corp.	104,900	9,572
HCA, Inc.	191,700	9,424
Health Net, Inc. (a)	692,200	29,052
Humana, Inc. (a)	460,400	25,750
LHC Group, Inc. (a)	287,641	6,081
Medco Health Solutions, Inc. (a)	606,200	35,966
Omnicare, Inc.	558,100	25,260
Sierra Health Services, Inc. (a)	104,500	4,512
Sunrise Senior Living, Inc. (a)	656,300	18,954
United Surgical Partners International, Inc. (a)	465,900	11,508
Common Stocks - continued
	Shares	Value (Note 1) (000s)
HEALTH CARE - continued
Health Care Providers & Services - continued
UnitedHealth Group, Inc.	2,522,112	$ 120,633
WellPoint, Inc. (a)	306,300	22,819
		410,070
Health Care Technology - 0.2%
Cerner Corp. (a)	378,904	15,338
Eclipsys Corp. (a)	72,900	1,423
Emdeon Corp. (a)	1,823,500	21,937
IMS Health, Inc.	405,300	11,121
		49,819
Life Sciences Tools & Services - 0.6%
Affymetrix, Inc. (a)	251,292	5,420
Charles River Laboratories International, Inc. (a)	982,800	34,889
Fisher Scientific International, Inc. (a)	270,568	20,052
Invitrogen Corp. (a)	214,000	13,223
Seracare Life Sciences, Inc. (a)	381,100	1,963
Thermo Electron Corp. (a)	203,680	7,538
Varian, Inc. (a)	358,576	16,129
Waters Corp. (a)	436,700	17,765
		116,979
Pharmaceuticals - 2.0%
Allergan, Inc.	82,332	8,880
Atherogenics, Inc. (a)	760,425	10,022
Barr Pharmaceuticals, Inc. (a)	371,100	18,466
Endo Pharmaceuticals Holdings, Inc. (a)	273,558	8,499
Forest Laboratories, Inc. (a)	472,300	21,872
Johnson & Johnson	1,904,500	119,126
Merck & Co., Inc.	402,000	16,189
MGI Pharma, Inc. (a)	914,000	13,354
New River Pharmaceuticals, Inc. (a)	519,702	12,702
Novartis AG sponsored ADR	853,300	47,973
Pfizer, Inc.	22,800	593
Schering-Plough Corp.	708,800	14,488
Teva Pharmaceutical Industries Ltd. sponsored ADR	1,035,000	34,238
Wyeth	1,318,500	63,908
		390,310
TOTAL HEALTH CARE		1,405,324
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - 8.0%
Aerospace & Defense - 1.2%
DynCorp International, Inc. Class A	456,700	$ 4,115
EADS NV	22,800	657
Essex Corp. (a)	274,100	4,210
General Dynamics Corp.	448,800	30,079
Hexcel Corp. (a)	2,168,500	31,161
Honeywell International, Inc.	1,205,000	46,634
L-3 Communications Holdings, Inc.	254,800	18,766
Precision Castparts Corp.	428,500	25,560
Raytheon Co.	540,200	24,347
Rockwell Collins, Inc.	314,400	16,780
United Technologies Corp.	603,700	37,544
		239,853
Air Freight & Logistics - 0.4%
EGL, Inc. (a)	509,400	22,368
FedEx Corp.	135,200	14,157
United Parcel Service, Inc. Class B	292,400	20,149
UTI Worldwide, Inc.	487,327	11,355
		68,029
Airlines - 0.4%
ACE Aviation Holdings, Inc. Class A (a)	471,500	11,975
AirTran Holdings, Inc. (a)	3,376,500	42,341
Frontier Airlines Holdings, Inc. (a)(g)(h)	3,520,108	22,810
TAM SA (PN) sponsored ADR (ltd. vtg.)	345,800	9,319
		86,445
Building Products - 0.2%
Goodman Global, Inc.	913,600	11,237
Jacuzzi Brands, Inc. (a)	68,400	575
Masco Corp.	807,500	21,584
		33,396
Commercial Services & Supplies - 0.7%
Administaff, Inc.	219,200	6,929
CDI Corp.	196,424	3,840
Cendant Corp.	621,400	9,327
Cintas Corp.	264,700	9,344
Clean Harbors, Inc.	608,498	22,447
Comsys IT Partners, Inc. (a)	390,700	5,747
Covanta Holding Corp. (a)	955,400	16,863
DiamondCluster International, Inc. (a)	1,131,903	10,210
Kforce, Inc. (a)	127,870	1,595
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Commercial Services & Supplies - continued
Steelcase, Inc. Class A	273,600	$ 4,019
The Brink's Co.	499,700	27,528
Waste Management, Inc.	622,700	21,408
		139,257
Construction & Engineering - 1.2%
Chicago Bridge & Iron Co. NV (NY Shares)	1,676,800	40,679
Fluor Corp.	1,193,900	104,860
Hyundai Engineering & Construction Co. Ltd. (a)	277,120	13,752
Larsen & Toubro Ltd.	381,480	18,127
Nagarjuna Construction Co. Ltd.	273,263	1,509
Perini Corp. (a)	863,800	19,539
Punj Lloyd Ltd.	393,102	5,353
Shaw Group, Inc. (a)	1,518,500	31,418
Washington Group International, Inc.	183,900	9,931
		245,168
Electrical Equipment - 0.1%
Cooper Industries Ltd. Class A	93,600	8,065
GrafTech International Ltd. (a)	1,067,042	5,730
		13,795
Industrial Conglomerates - 1.8%
General Electric Co.	7,642,710	249,840
McDermott International, Inc. (a)	480,700	21,891
Smiths Group PLC	999,200	16,827
Tyco International Ltd.	2,468,500	64,403
		352,961
Machinery - 0.6%
Atlas Copco AB (B Shares)	1,043,300	24,753
Briggs & Stratton Corp.	489,600	12,534
Danaher Corp.	193,000	12,584
Deere & Co.	326,100	23,665
Flowserve Corp. (a)	172,800	8,951
Gardner Denver, Inc. (a)	173,000	5,994
Illinois Tool Works, Inc.	68,500	3,133
Ingersoll-Rand Co. Ltd. Class A	209,200	7,489
SPX Corp.	324,200	17,718
		116,821
Marine - 0.2%
Alexander & Baldwin, Inc.	1,128,595	45,257
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Marine - continued
American Commercial Lines, Inc.	9,100	$ 500
Kirby Corp. (a)	9,100	292
		46,049
Road & Rail - 0.6%
Burlington Northern Santa Fe Corp.	522,200	35,985
Canadian National Railway Co.	163,000	6,561
Laidlaw International, Inc.	1,610,300	42,673
Norfolk Southern Corp.	890,000	38,644
		123,863
Trading Companies & Distributors - 0.5%
Interline Brands, Inc. (a)	136,600	2,978
UAP Holding Corp.	585,900	11,542
United Rentals, Inc. (a)	223,000	6,226
WESCO International, Inc. (a)	1,351,200	78,707
		99,453
Transportation Infrastructure - 0.1%
Grupo Aeroportuario del Pacifico SA de CV sponsored ADR	627,100	18,769
TOTAL INDUSTRIALS		1,583,859
INFORMATION TECHNOLOGY - 9.3%
Communications Equipment - 1.0%
Andrew Corp. (a)	1,190,000	10,056
Blue Coat Systems, Inc. (a)	509,600	7,328
CIENA Corp. (a)	454,000	1,648
CommScope, Inc. (a)	45,700	1,427
Comverse Technology, Inc. (a)	91,000	1,764
Dycom Industries, Inc. (a)	1,533,100	27,580
Harris Corp.	454,200	20,689
Juniper Networks, Inc. (a)	526,800	7,085
Lucent Technologies, Inc. (a)	5,418,702	11,542
MasTec, Inc. (a)	1,729,090	22,599
Motorola, Inc.	1,645,700	37,456
Nortel Networks Corp.	5,568,400	10,914
QUALCOMM, Inc.	409,800	14,450
Sycamore Networks, Inc. (a)	4,576,900	16,660
		191,198
Computers & Peripherals - 1.2%
EMC Corp. (a)	2,098,700	21,302
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Computers & Peripherals - continued
Hewlett-Packard Co.	1,298,800	$ 41,445
Imation Corp.	123,200	5,017
Intermec, Inc. (a)	616,700	15,047
McDATA Corp. Class A (a)	1,045,700	3,346
NCR Corp. (a)	448,500	14,415
Seagate Technology	5,055,593	117,290
Sun Microsystems, Inc. (a)	3,014,900	13,115
Western Digital Corp. (a)	868,300	15,230
		246,207
Electronic Equipment & Instruments - 1.8%
Agilent Technologies, Inc. (a)	906,500	25,781
Amphenol Corp. Class A	958,800	53,770
Arrow Electronics, Inc. (a)	455,125	12,862
Avnet, Inc. (a)	678,400	12,347
CDW Corp.	159,000	9,394
Celestica, Inc. (sub. vtg.) (a)	2,324,300	21,834
CPI International, Inc.	109,500	1,531
Flextronics International Ltd. (a)	5,385,100	61,067
FLIR Systems, Inc. (a)	616,341	14,798
Ingram Micro, Inc. Class A (a)	1,356,100	23,908
Insight Enterprises, Inc. (a)	168,218	2,850
Jabil Circuit, Inc.	254,300	5,874
M-Flex Electronix, Inc. (a)	82,100	2,041
Metrologic Instruments, Inc. (a)	340,900	4,912
Molex, Inc.	368,600	11,692
Orbotech Ltd. (a)	113,700	2,451
Solectron Corp. (a)	10,689,900	32,283
Symbol Technologies, Inc.	2,828,997	31,260
Tektronix, Inc.	433,700	11,827
Vishay Intertechnology, Inc. (a)	411,800	5,778
		348,260
Internet Software & Services - 0.5%
eBay, Inc. (a)	1,132,320	27,255
Google, Inc. Class A (sub. vtg.) (a)	137,290	53,076
VeriSign, Inc. (a)	137,000	2,456
Yahoo!, Inc. (a)	968,200	26,277
		109,064
IT Services - 0.2%
First Data Corp.	648,200	26,479
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
IT Services - continued
Satyam Computer Services Ltd. sponsored ADR	337,000	$ 11,879
SI International, Inc. (a)	229,600	6,263
		44,621
Office Electronics - 0.2%
Xerox Corp.	2,329,500	32,823
Semiconductors & Semiconductor Equipment - 3.0%
Actel Corp. (a)	113,700	1,542
Agere Systems, Inc. (a)	1,911,852	27,837
Altera Corp. (a)	205,500	3,557
AMIS Holdings, Inc. (a)	1,386,200	13,003
Analog Devices, Inc.	677,500	21,904
Applied Micro Circuits Corp. (a)	2,046,200	5,279
ASAT Holdings Ltd.:
warrants 7/24/11 (a)	2,416	12
sponsored ADR (a)	773,800	402
ASML Holding NV (NY Shares) (a)	1,359,400	27,052
ATMI, Inc. (a)	1,632,016	43,363
Axcelis Technologies, Inc. (a)	3,464,400	19,158
Credence Systems Corp. (a)	1,570,120	4,428
Cymer, Inc. (a)	440,273	17,223
Cypress Semiconductor Corp. (a)	1,779,500	27,031
DSP Group, Inc. (a)	577,500	13,837
Entegris, Inc. (a)	388,100	3,668
Exar Corp. (a)	832,100	10,776
Fairchild Semiconductor International, Inc. (a)	2,246,200	36,748
Freescale Semiconductor, Inc.:
Class A (a)	1,988,800	56,939
Class B (a)	273,389	7,797
Integrated Device Technology, Inc. (a)	340,500	5,268
Intel Corp.	1,227,100	22,088
Linear Technology Corp.	778,000	25,168
LSI Logic Corp. (a)	136,200	1,117
LTX Corp. (a)	2,836,921	15,319
Marvell Technology Group Ltd. (a)	34,800	646
Maxim Integrated Products, Inc.	891,400	26,189
Microchip Technology, Inc.	375,000	12,098
National Semiconductor Corp.	2,237,400	52,042
PMC-Sierra, Inc. (a)	928,900	4,747
Rudolph Technologies, Inc. (a)	1,159,398	16,127
Samsung Electronics Co. Ltd.	63,313	40,302
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
Spansion, Inc. Class A	342,500	$ 4,788
Teradyne, Inc. (a)	775,100	10,185
Verigy Ltd.	251,100	3,754
Xilinx, Inc.	365,200	7,410
		588,804
Software - 1.4%
Activision, Inc. (a)	216,267	2,584
Amdocs Ltd. (a)	293,300	10,641
Ansoft Corp. (a)	396,400	8,237
BEA Systems, Inc. (a)	2,131,549	25,024
Cognos, Inc. (a)	544,400	17,013
Fair, Isaac & Co., Inc.	402,000	13,580
FileNET Corp. (a)	140,100	4,458
Hyperion Solutions Corp. (a)	536,111	16,705
Kronos, Inc. (a)	118,800	3,446
Macrovision Corp. (a)	591,964	11,614
McAfee, Inc. (a)	363,800	7,840
Microsoft Corp.	2,964,500	71,237
Nintendo Co. Ltd.	218,600	40,822
Opsware, Inc. (a)	502,400	3,492
Quest Software, Inc. (a)	205,500	2,809
Symantec Corp. (a)	937,365	16,282
Take-Two Interactive Software, Inc. (a)	1,697,350	18,179
Wind River Systems, Inc. (a)	1,277,600	10,566
		284,529
TOTAL INFORMATION TECHNOLOGY		1,845,506
MATERIALS - 5.0%
Chemicals - 1.7%
Air Products & Chemicals, Inc.	287,900	18,405
Airgas, Inc.	434,100	15,736
Albemarle Corp.	275,709	13,901
Ashland, Inc.	927,900	61,715
Bayer AG	200,100	9,851
Celanese Corp. Class A	1,478,800	28,408
Chemtura Corp.	3,198,557	27,540
Cytec Industries, Inc.	437,700	23,378
Georgia Gulf Corp.	463,100	11,791
Israel Chemicals Ltd.	2,920,318	13,824
Common Stocks - continued
	Shares	Value (Note 1) (000s)
MATERIALS - continued
Chemicals - continued
Monsanto Co.	889,000	$ 38,218
Mosaic Co.	2,165,400	33,975
Praxair, Inc.	334,200	18,328
Rhodia SA (g)	5,385,843	10,457
Spartech Corp.	254,768	5,880
		331,407
Construction Materials - 0.1%
Texas Industries, Inc.	342,700	16,923
Containers & Packaging - 0.4%
Owens-Illinois, Inc.	2,335,400	35,335
Pactiv Corp. (a)	905,940	22,205
Sealed Air Corp.	22,800	1,077
Smurfit-Stone Container Corp.	1,239,400	12,543
		71,160
Metals & Mining - 2.7%
Agnico-Eagle Mines Ltd.	493,316	17,621
Alcoa, Inc.	2,204,400	66,022
Aleris International, Inc. (a)	159,900	6,546
Allegheny Technologies, Inc.	537,978	34,371
Aquarius Platinum Ltd. (Australia)	136,481	2,277
Boliden AB	365,500	6,491
Compass Minerals International, Inc.	748,600	19,995
Falconbridge Ltd.	1,207,755	66,461
Goldcorp, Inc.	1,179,050	34,488
Inco Ltd.	155,300	12,002
IPSCO, Inc.	141,200	13,321
Meridian Gold, Inc. (a)	1,575,700	42,484
Newmont Mining Corp.	67,600	3,463
Oregon Steel Mills, Inc. (a)	452,003	20,901
RTI International Metals, Inc. (a)	449,000	20,690
Stillwater Mining Co. (a)	1,236,300	14,415
Sumitomo Metal Industries Ltd.	822,000	3,284
Teck Cominco Ltd. Class B (sub. vtg.)	444,400	29,415
Titanium Metals Corp.	4,136,882	119,308
Usinas Siderurgicas de Minas Gerais SA (Usiminas) (PN-A) (non-vtg.)	322,300	11,114
		544,669
Common Stocks - continued
	Shares	Value (Note 1) (000s)
MATERIALS - continued
Paper & Forest Products - 0.1%
Weyerhaeuser Co.	248,100	$ 14,554
TOTAL MATERIALS		978,713
TELECOMMUNICATION SERVICES - 2.4%
Diversified Telecommunication Services - 1.8%
Alaska Communication Systems Group, Inc.	228,128	2,827
AT&T, Inc.	5,360,325	160,756
BellSouth Corp.	1,079,100	42,268
Covad Communications Group, Inc. (a)	12,798,700	20,478
Telenor ASA sponsored ADR	114,000	4,378
Verizon Communications, Inc.	4,071,500	137,698
		368,405
Wireless Telecommunication Services - 0.6%
American Tower Corp. Class A (a)	718,991	24,302
Bharti Airtel Ltd. (a)	593,188	5,424
Crown Castle International Corp.	559,100	19,697
NII Holdings, Inc. (a)	456,900	24,115
Sprint Nextel Corp.	1,997,739	39,555
		113,093
TOTAL TELECOMMUNICATION SERVICES		481,498
UTILITIES - 2.5%
Electric Utilities - 0.8%
Ceske Energeticke Zavody AS	142,400	5,201
E.ON AG	86,800	10,460
Edison International	264,700	10,953
Entergy Corp.	197,000	15,189
Exelon Corp.	1,183,600	68,530
FirstEnergy Corp.	281,400	15,758
PPL Corp.	675,700	22,987
Reliant Energy, Inc. (a)	205,300	2,583
		151,661
Independent Power Producers & Energy Traders - 1.3%
AES Corp. (a)	4,655,317	92,455
Dynegy, Inc. Class A (a)	2,955,600	16,640
Mirant Corp. (a)	536,600	14,257
Common Stocks - continued
	Shares	Value (Note 1) (000s)
UTILITIES - continued
Independent Power Producers & Energy Traders - continued
NRG Energy, Inc.	371,000	$ 18,272
TXU Corp.	1,824,200	117,168
		258,792
Multi-Utilities - 0.4%
CMS Energy Corp. (a)	1,786,600	25,030
Dominion Resources, Inc.	544,000	42,693
PG&E Corp.	321,200	13,388
		81,111
TOTAL UTILITIES		491,564
TOTAL COMMON STOCKS (Cost $10,619,392)		12,769,763
Convertible Preferred Stocks - 0.2%

FINANCIALS - 0.1%
Insurance - 0.1%
Platinum Underwriters Holdings Ltd. Series A, 6.00%	221,900	6,260
XL Capital Ltd. 6.50%	587,900	12,516
		18,776
INFORMATION TECHNOLOGY - 0.0%
Semiconductors & Semiconductor Equipment - 0.0%
ASAT Holdings Ltd. 13.00% (a)	2,416	19
UTILITIES - 0.1%
Electric Utilities - 0.0%
Entergy Corp. 7.625%	65,300	3,430
Independent Power Producers & Energy Traders - 0.1%
NRG Energy, Inc. Series A, 5.75%	17,600	4,407
TOTAL UTILITIES		7,837
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $27,714)		26,632
Corporate Bonds - 7.2%
	Principal Amount (000s)	Value (Note 1) (000s)
Convertible Bonds - 0.2%
ENERGY - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
McMoRan Exploration Co.:
5.25% 10/6/11 (i)	$ 1,980	$ 2,475
6% 7/2/08	12,950	18,038
		20,513
HEALTH CARE - 0.1%
Pharmaceuticals - 0.1%
New River Pharmaceuticals, Inc. 3.5% 8/1/13 (i)	9,130	8,674
INFORMATION TECHNOLOGY - 0.0%
Communications Equipment - 0.0%
Finisar Corp. 5.25% 10/15/08	6,703	6,552
TELECOMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
Covad Communications Group, Inc. 3% 3/15/24 (i)	5,000	4,112
Level 3 Communications, Inc. 5.25% 12/15/11 (i)	1,980	2,336
		6,448
TOTAL CONVERTIBLE BONDS		42,187
Nonconvertible Bonds - 7.0%
CONSUMER DISCRETIONARY - 0.6%
Auto Components - 0.0%
Delco Remy International, Inc. 9.375% 4/15/12	215	117
Goodyear Tire & Rubber Co. 9% 7/1/15	160	153
Tenneco, Inc. 8.625% 11/15/14	435	431
		701
Automobiles - 0.0%
Ford Motor Co. 7.45% 7/16/31	10,000	7,350
General Motors Corp.:
8.25% 7/15/23	120	99
8.375% 7/15/33	300	246
		7,695
Diversified Consumer Services - 0.0%
Carriage Services, Inc. 7.875% 1/15/15	430	417
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Diversified Consumer Services - continued
Education Management LLC/Education Management Finance Corp. 8.75% 6/1/14 (i)	$ 340	$ 341
Service Corp. International (SCI) 8% 6/15/17 (i)(k)	450	421
		1,179
Hotels, Restaurants & Leisure - 0.1%
Carrols Corp. 9% 1/15/13	730	728
Gaylord Entertainment Co. 8% 11/15/13	460	467
Host Marriott LP 7.125% 11/1/13	1,000	1,001
Landry's Seafood Restaurants, Inc. 7.5% 12/15/14	1,070	990
Mandalay Resort Group 6.5% 7/31/09	910	897
MGM MIRAGE 5.875% 2/27/14	1,430	1,305
Penn National Gaming, Inc. 6.875% 12/1/11	1,400	1,381
Six Flags, Inc. 9.625% 6/1/14	585	531
Station Casinos, Inc. 6% 4/1/12	900	845
Trump Entertainment Resorts Holdings LP 8.5% 6/1/15	110	106
Uno Restaurant Corp. 10% 2/15/11 (i)	230	176
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 6.625% 12/1/14	1,480	1,393
		9,820
Household Durables - 0.1%
Fortune Brands, Inc. 5.125% 1/15/11	7,965	7,714
Whirlpool Corp. 6.125% 6/15/11	6,400	6,425
		14,139
Leisure Equipment & Products - 0.0%
Riddell Bell Holdings, Inc. 8.375% 10/1/12	110	107
Media - 0.4%
AOL Time Warner, Inc.:
6.875% 5/1/12	1,585	1,639
7.625% 4/15/31	4,975	5,350
Cablevision Systems Corp.:
8% 4/15/12	205	203
9.62% 4/1/09 (k)	780	827
CCH I LLC/CCH I Capital Corp. 11% 10/1/15	346	311
Charter Communications Holding II LLC/Charter Communications Holdings II Capital Corp. 10.25% 9/15/10	185	187
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Media - continued
Charter Communications Operating LLC/Charter Communications Operating Capital Corp.:
8% 4/30/12 (i)	$ 1,160	$ 1,156
8.375% 4/30/14 (i)	115	116
Comcast Corp. 6.45% 3/15/37	22,750	21,588
Cox Communications, Inc. 4.625% 6/1/13	11,200	10,167
CSC Holdings, Inc.:
7.625% 4/1/11	1,280	1,293
7.625% 7/15/18	235	233
Dex Media West LLC/Dex Media West Finance Co. 9.875% 8/15/13	577	621
Dex Media, Inc. 8% 11/15/13	355	353
EchoStar DBS Corp. 7.125% 2/1/16 (i)	810	796
Houghton Mifflin Co. 9.875% 2/1/13	1,750	1,798
Kabel Deutschland GmbH 10.625% 7/1/14 (i)	490	519
Liberty Media Corp.:
5.7% 5/15/13	1,430	1,316
8.25% 2/1/30	6,315	6,199
News America Holdings, Inc. 7.75% 12/1/45	5,780	6,169
News America, Inc. 6.2% 12/15/34	1,720	1,575
Nexstar Broadcasting, Inc. 7% 1/15/14	1,110	977
PanAmSat Corp. 9% 6/15/16 (i)	910	910
Rogers Cable, Inc. 6.75% 3/15/15	1,200	1,161
Time Warner, Inc. 9.125% 1/15/13	2,040	2,333
Viacom, Inc. 5.75% 4/30/11 (i)	6,760	6,634
Videotron Ltee 6.875% 1/15/14	990	941
		75,372
Multiline Retail - 0.0%
Dillard's, Inc. 6.69% 8/1/07	1,730	1,732
Specialty Retail - 0.0%
Asbury Automotive Group, Inc.:
8% 3/15/14	920	898
9% 6/15/12	1,000	1,003
AutoNation, Inc. 7.5069% 4/15/13 (i)(k)	110	111
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
GSC Holdings Corp./Gamestop, Inc. 8% 10/1/12	$ 240	$ 242
Sonic Automotive, Inc. 8.625% 8/15/13	1,705	1,696
		3,950
TOTAL CONSUMER DISCRETIONARY		114,695
CONSUMER STAPLES - 0.1%
Beverages - 0.0%
FBG Finance Ltd. 5.125% 6/15/15 (i)	4,760	4,421
Food & Staples Retailing - 0.0%
Couche Tard U.S. LP/Couche Tard Financing Corp. 7.5% 12/15/13	920	918
Jean Coutu Group, Inc.:
7.625% 8/1/12	420	408
8.5% 8/1/14	660	615
Rite Aid Corp.:
6.875% 8/15/13	45	40
7.7% 2/15/27	30	25
		2,006
Food Products - 0.1%
Dole Food Co., Inc. 7.25% 6/15/10	730	657
H.J. Heinz Co. 6.428% 12/1/08 (i)(k)	5,410	5,501
Kraft Foods, Inc. 5.25% 6/1/07	1,720	1,712
National Beef Packing Co. LLC/National Beef Finance Corp. 10.5% 8/1/11	1,660	1,718
Swift & Co. 10.125% 10/1/09	140	144
		9,732
Tobacco - 0.0%
Altria Group, Inc. 7% 11/4/13	5,260	5,649
Reynolds American, Inc. 7.625% 6/1/16 (i)	370	377
		6,026
TOTAL CONSUMER STAPLES		22,185
ENERGY - 0.5%
Energy Equipment & Services - 0.1%
Diamond Offshore Drilling, Inc. 4.875% 7/1/15	1,025	947
Hanover Compressor Co. 9% 6/1/14	570	604
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
ENERGY - continued
Energy Equipment & Services - continued
Hornbeck Offshore Services, Inc. 6.125% 12/1/14	$ 195	$ 181
Noble Drilling Corp. 5.875% 6/1/13	1,695	1,699
Petronas Capital Ltd. 7% 5/22/12 (i)	11,260	11,941
Pride International, Inc. 7.375% 7/15/14	480	484
Seabulk International, Inc. 9.5% 8/15/13	700	774
		16,630
Oil, Gas & Consumable Fuels - 0.4%
Canadian Oil Sands Ltd. 4.8% 8/10/09 (i)	4,715	4,583
Chesapeake Energy Corp.:
6.5% 8/15/17	105	98
6.625% 1/15/16	15	14
6.875% 1/15/16	10	10
7% 8/15/14	20	20
7.5% 6/15/14	430	432
Duke Capital LLC:
6.25% 2/15/13	5,000	5,032
6.75% 2/15/32	3,530	3,553
El Paso Corp.:
7.5% 8/15/06 (i)	1,935	1,917
7.75% 6/15/10 (i)	325	329
7.875% 6/15/12	1,485	1,515
El Paso Energy Corp.:
6.95% 12/15/07	450	451
7.375% 12/15/12	630	628
El Paso Production Holding Co. 7.75% 6/1/13	1,000	1,010
EnCana Holdings Finance Corp. 5.8% 5/1/14	7,070	6,979
Foundation Pennsylvania Coal Co. 7.25% 8/1/14	530	537
Kinder Morgan Energy Partners LP 5.8% 3/15/35	2,400	2,099
Kinder Morgan Finance Co. ULC 5.35% 1/5/11	9,800	9,159
Massey Energy Co. 6.875% 12/15/13	740	673
National Gas Co. of Trinidad & Tobago Ltd. 6.05% 1/15/36 (i)	2,855	2,607
Nexen, Inc. 5.875% 3/10/35	3,865	3,493
Pemex Project Funding Master Trust:
5.75% 12/15/15 (i)	1,810	1,724
5.75% 12/15/15	1,000	953
6.125% 8/15/08	4,000	4,008
6.625% 6/15/35 (i)	5,000	4,798
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Pemex Project Funding Master Trust: - continued
6.625% 6/15/35	$ 1,500	$ 1,439
7.375% 12/15/14	3,740	3,983
Petrohawk Energy Corp. 9.125% 7/15/13 (i)	550	560
Pogo Producing Co. 7.875% 5/1/13 (i)	270	273
Range Resources Corp. 7.375% 7/15/13	765	761
Ship Finance International Ltd. 8.5% 12/15/13	2,310	2,206
Talisman Energy, Inc. 5.85% 2/1/37	4,435	4,011
Teekay Shipping Corp. 8.875% 7/15/11	1,110	1,160
Williams Companies, Inc.:
7.125% 9/1/11	4,055	4,085
7.5% 1/15/31	2,010	1,940
		77,040
TOTAL ENERGY		93,670
FINANCIALS - 2.7%
Capital Markets - 0.2%
Bank of New York Co., Inc.:
3.4% 3/15/13 (k)	2,000	1,934
4.25% 9/4/12 (k)	2,490	2,459
Goldman Sachs Group, Inc.:
4.75% 7/15/13	5,100	4,792
5.125% 1/15/15	12,870	12,186
Legg Mason, Inc. 6.75% 7/2/08	2,405	2,459
Morgan Stanley:
4% 1/15/10	2,800	2,666
5.05% 1/21/11	9,260	9,057
Nuveen Investments, Inc. 5.5% 9/15/15	5,270	4,984
		40,537
Commercial Banks - 0.5%
Bank One Corp.:
5.25% 1/30/13	7,610	7,442
6% 8/1/08	2,615	2,640
HSBC Holdings PLC 6.5% 5/2/36	6,175	6,264
KeyBank NA, Cleveland 5.45% 3/3/16	5,915	5,707
Korea Development Bank:
3.875% 3/2/09	8,325	7,992
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
FINANCIALS - continued
Commercial Banks - continued
Korea Development Bank: - continued
4.625% 9/16/10	$ 15,000	$ 14,379
5.75% 9/10/13	4,415	4,385
Rabobank Capital Funding Trust II 5.26% 12/31/49 (i)(k)	1,000	954
Santander Issuances SA Unipersonal 5.805% 6/20/16 (i)(k)	7,625	7,637
Union Planters Corp. 7.75% 3/1/11	7,500	8,147
Wachovia Bank NA 4.875% 2/1/15	10,000	9,361
Wells Fargo & Co. 4.2% 1/15/10	10,165	9,778
Woori Bank 6.125% 5/3/16 (i)(k)	6,495	6,470
		91,156
Consumer Finance - 0.3%
Ford Motor Credit Co.:
6.3744% 3/21/07 (k)	370	368
9.75% 9/15/10 (i)	110	109
9.9569% 4/15/12 (k)	390	401
General Electric Capital Corp.:
4.875% 10/21/10	35,000	34,256
6% 6/15/12	9,000	9,198
General Motors Acceptance Corp.:
6.125% 1/22/08	1,000	983
6.75% 12/1/14	1,910	1,795
6.875% 9/15/11	1,680	1,621
6.875% 8/28/12	210	203
8% 11/1/31	825	809
Household Finance Corp.:
4.125% 11/16/09	6,035	5,785
5.875% 2/1/09	3,500	3,534
7% 5/15/12	1,235	1,313
MBNA Corp. 7.5% 3/15/12	2,030	2,214
		62,589
Diversified Financial Services - 0.5%
BAC Capital Trust XI 6.625% 5/23/36	23,045	23,481
Bank of America Corp. 4.5% 8/1/10	13,000	12,571
Citigroup, Inc.:
4.625% 8/3/10	3,835	3,725
5% 9/15/14	12,000	11,379
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
FINANCIALS - continued
Diversified Financial Services - continued
Citigroup, Inc.: - continued
6% 2/21/12	$ 3,065	$ 3,129
Hilcorp Energy I LP/Hilcorp Finance Co. 9% 6/1/16 (i)	370	383
ILFC E-Capital Trust I 5.9% 12/21/65 (i)(k)	2,600	2,572
J.P. Morgan & Co., Inc. 6.25% 1/15/09	2,850	2,891
JPMorgan Chase & Co.:
4.875% 3/15/14	2,740	2,578
5.75% 1/2/13	6,260	6,263
JPMorgan Chase Capital XVII 5.85% 8/1/35	8,000	7,229
Mizuho Financial Group Cayman Ltd. 5.79% 4/15/14 (i)	3,350	3,314
ZFS Finance USA Trust I 6.15% 12/15/65 (i)(k)	8,500	8,254
ZFS Finance USA Trust II 6.45% 12/15/65 (i)(k)	6,000	5,637
		93,406
Insurance - 0.2%
AmerUs Group Co. 6.583% 5/16/11	4,460	4,500
Assurant, Inc. 5.625% 2/15/14	2,195	2,134
Axis Capital Holdings Ltd. 5.75% 12/1/14	2,625	2,501
Lincoln National Corp. 7% 5/17/66 (k)	10,690	10,856
Metropolitan Life Global Funding I 4.625% 8/19/10 (i)	11,400	11,013
Prudential Financial, Inc. 3.75% 5/1/08	2,365	2,295
Symetra Financial Corp. 6.125% 4/1/16 (i)	5,445	5,342
The St. Paul Travelers Companies, Inc. 6.25% 6/20/16	9,250	9,315
Travelers Property Casualty Corp. 6.375% 3/15/33	1,580	1,522
UnumProvident Corp.:
6.75% 12/15/28	580	525
7.625% 3/1/11	229	239
		50,242
Real Estate Investment Trusts - 0.6%
Archstone-Smith Operating Trust 5.25% 12/1/10	2,795	2,747
Boston Properties, Inc. 6.25% 1/15/13	4,400	4,489
Brandywine Operating Partnership LP:
5.625% 12/15/10	6,795	6,711
5.75% 4/1/12	5,126	5,074
BRE Properties, Inc. 4.875% 5/15/10	4,135	4,020
Colonial Properties Trust:
4.75% 2/1/10	6,905	6,656
5.5% 10/1/15	9,530	9,031
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
FINANCIALS - continued
Real Estate Investment Trusts - continued
Colonial Properties Trust: - continued
6.25% 6/15/14	$ 3,000	$ 2,996
Developers Diversified Realty Corp.:
3.875% 1/30/09	6,650	6,367
4.625% 8/1/10	535	513
5% 5/3/10	4,165	4,063
5.25% 4/15/11	8,165	7,979
5.375% 10/15/12	2,750	2,673
Equity Residential 5.125% 3/15/16	4,600	4,308
Federal Realty Investment Trust:
6% 7/15/12	2,180	2,201
6.2% 1/15/17	1,440	1,451
Heritage Property Investment Trust, Inc. 4.5% 10/15/09	6,810	6,579
HRPT Properties Trust 5.75% 11/1/15	1,600	1,546
iStar Financial, Inc.:
5.15% 3/1/12	6,320	6,069
5.65% 9/15/11	8,020	7,913
5.8% 3/15/11	3,165	3,142
Mack-Cali Realty LP 7.25% 3/15/09	3,025	3,121
Rouse Co. LP/TRC, Inc. 6.75% 5/1/13 (i)	1,100	1,081
Senior Housing Properties Trust 7.875% 4/15/15	278	281
Simon Property Group LP:
4.6% 6/15/10	3,690	3,562
5.1% 6/15/15	5,455	5,103
5.75% 5/1/12	10,600	10,549
United Dominion Realty Trust 5.25% 1/15/15	1,065	1,003
Ventas Realty LP/Ventas Capital Corp. 6.5% 6/1/16	640	613
Washington (REIT) 5.95% 6/15/11	7,275	7,317
		129,158
Real Estate Management & Development - 0.2%
EOP Operating LP:
4.65% 10/1/10	10,820	10,346
4.75% 3/15/14	11,170	10,279
6.75% 2/15/12	7,730	8,047
Post Apartment Homes LP 6.3% 6/1/13	6,300	6,352
Regency Centers LP 5.25% 8/1/15	4,750	4,489
		39,513
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
FINANCIALS - continued
Thrifts & Mortgage Finance - 0.2%
Countrywide Home Loans, Inc.:
3.25% 5/21/08	$ 1,165	$ 1,121
4.125% 9/15/09	7,000	6,707
5.625% 5/15/07	4,700	4,700
Independence Community Bank Corp.:
3.75% 4/1/14 (k)	2,945	2,803
4.9% 9/23/10	5,550	5,367
Residential Capital Corp.:
6% 2/22/11	6,230	6,113
6.125% 11/21/08	7,455	7,407
Washington Mutual Bank 6.875% 6/15/11	3,300	3,472
		37,690
TOTAL FINANCIALS		544,291
HEALTH CARE - 0.1%
Health Care Equipment & Supplies - 0.1%
Boston Scientific Corp.:
6% 6/15/11	5,215	5,184
6.4% 6/15/16	5,215	5,143
		10,327
Health Care Providers & Services - 0.0%
AmeriPath, Inc. 10.5% 4/1/13	685	721
AMR HoldCo, Inc./EmCare HoldCo, Inc. 10% 2/15/15	460	476
Community Health Systems, Inc. 6.5% 12/15/12	590	550
DaVita, Inc.:
6.625% 3/15/13	730	694
7.25% 3/15/15	1,610	1,538
HCA, Inc. 6.5% 2/15/16	85	67
IASIS Healthcare LLC/IASIS Capital Corp. 8.75% 6/15/14	800	764
Skilled Healthcare Group, Inc. 11% 1/15/14 (i)	290	305
Tenet Healthcare Corp. 9.875% 7/1/14	950	907
U.S. Oncology, Inc. 9% 8/15/12	465	479
		6,501
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
HEALTH CARE - continued
Pharmaceuticals - 0.0%
Elan Finance PLC/Elan Finance Corp. 7.75% 11/15/11	$ 360	$ 346
Mylan Laboratories, Inc. 5.75% 8/15/10	210	203
		549
TOTAL HEALTH CARE		17,377
INDUSTRIALS - 0.4%
Aerospace & Defense - 0.0%
Bombardier, Inc.:
6.3% 5/1/14 (i)	2,615	2,288
7.45% 5/1/34 (i)	3,000	2,520
		4,808
Airlines - 0.2%
American Airlines, Inc. pass thru trust certificates:
6.855% 10/15/10	536	542
6.978% 10/1/12	1,282	1,311
7.024% 4/15/11	3,700	3,737
7.858% 4/1/13	6,000	6,300
10.32% 7/30/14 (i)	625	569
AMR Corp.:
9.17% 1/30/12	140	126
10.13% 6/15/11	140	126
10.45% 11/15/11	405	365
Continental Airlines, Inc. pass thru trust certificates:
6.648% 3/15/19	3,766	3,777
6.9% 7/2/19	2,226	2,243
7.056% 3/15/11	1,795	1,841
Delta Air Lines, Inc.:
7.9% 12/15/09 (d)	570	151
8.3% 12/15/29 (d)	190	51
9.5% 11/18/08 (d)(i)	1,137	1,251
Delta Air Lines, Inc. pass thru trust certificates 7.57% 11/18/10	5,430	5,450
U.S. Airways pass thru trust certificates 6.85% 7/30/19	4,488	4,544
United Airlines pass thru certificates:
6.071% 9/1/14	2,490	2,493
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
INDUSTRIALS - continued
Airlines - continued
United Airlines pass thru certificates: - continued
6.201% 3/1/10	$ 1,725	$ 1,712
6.602% 9/1/13	7,070	7,080
		43,669
Building Products - 0.0%
Building Materials Corp. of America 7.75% 8/1/14	820	773
Nortek, Inc. 8.5% 9/1/14	510	478
		1,251
Commercial Services & Supplies - 0.0%
Allied Security Escrow Corp. 11.375% 7/15/11	158	154
Allied Waste North America, Inc. 7.125% 5/15/16 (i)	480	457
Corrections Corp. of America 6.75% 1/31/14	230	222
Hydrochem Industrial Services, Inc. 9.25% 2/15/13 (i)	340	332
IKON Office Solutions, Inc. 7.75% 9/15/15	140	138
United Rentals North America, Inc. 7% 2/15/14	160	146
		1,449
Industrial Conglomerates - 0.1%
Hutchison Whampoa International 03/33 Ltd. 7.45% 11/24/33 (i)	9,500	10,273
Machinery - 0.0%
Commercial Vehicle Group, Inc. 8% 7/1/13	230	218
Invensys PLC 9.875% 3/15/11 (i)	594	639
		857
Marine - 0.0%
American Commercial Lines LLC/ACL Finance Corp. 9.5% 2/15/15	551	603
H-Lines Finance Holding Corp. 0% 4/1/13 (e)	156	134
		737
Road & Rail - 0.0%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.:
7.576% 5/15/14 (i)(k)	60	60
7.625% 5/15/14 (i)	150	147
Hertz Corp.:
8.875% 1/1/14 (i)	790	826
10.5% 1/1/16 (i)	330	360
		1,393
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
INDUSTRIALS - continued
Trading Companies & Distributors - 0.0%
H&E Equipment Services, Inc. 8.375% 7/15/16 (i)	$ 190	$ 191
Penhall International Corp. 12% 8/1/14 (i)	310	320
		511
Transportation Infrastructure - 0.1%
BNSF Funding Trust I 6.613% 12/15/55 (k)	11,341	10,794
TOTAL INDUSTRIALS		75,742
INFORMATION TECHNOLOGY - 0.1%
Communications Equipment - 0.0%
L-3 Communications Corp.:
6.125% 1/15/14	450	429
6.375% 10/15/15	580	552
Lucent Technologies, Inc. 6.45% 3/15/29	550	469
Nortel Networks Corp.:
9.73% 7/15/11 (i)(k)	430	433
10.125% 7/15/13 (i)	390	392
10.75% 7/15/16 (i)	520	532
		2,807
Electronic Equipment & Instruments - 0.0%
Celestica, Inc. 7.875% 7/1/11	1,040	1,009
Sanmina-SCI Corp. 8.125% 3/1/16	420	407
		1,416
IT Services - 0.0%
Iron Mountain, Inc. 6.625% 1/1/16	115	105
SunGard Data Systems, Inc.:
9.125% 8/15/13	840	858
9.4306% 8/15/13 (k)	430	447
		1,410
Office Electronics - 0.0%
Xerox Capital Trust I 8% 2/1/27	1,450	1,457
Xerox Corp.:
7.125% 6/15/10	780	792
7.625% 6/15/13	675	682
		2,931
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - 0.1%
Amkor Technology, Inc.:
7.125% 3/15/11	$ 210	$ 187
7.75% 5/15/13	485	427
9.25% 6/1/16	470	432
Avago Technologies Finance Ltd. 10.125% 12/1/13 (i)	820	861
Freescale Semiconductor, Inc. 6.875% 7/15/11	1,060	1,065
MagnaChip Semiconductor SA/MagnaChip Semiconductor Finance Co.:
6.875% 12/15/11	265	217
8.5794% 12/15/11 (k)	115	97
		3,286
Software - 0.0%
Activant Solutions, Inc. 9.5% 5/1/16 (i)	140	132
SERENA Software, Inc. 10.375% 3/15/16 (i)	200	202
		334
TOTAL INFORMATION TECHNOLOGY		12,184
MATERIALS - 0.2%
Chemicals - 0.1%
Agrium, Inc. 7.125% 5/23/36	6,400	6,475
America Rock Salt Co. LLC 9.5% 3/15/14	560	574
BCP Crystal U.S. Holdings Corp. 9.625% 6/15/14	925	996
Berry Plastics Corp. 10.75% 7/15/12	1,285	1,404
Crystal US Holding 3 LLC/Crystal US Sub 3 Corp. Series B, 0% 10/1/14 (e)	175	137
Equistar Chemicals LP/Equistar Funding Corp. 10.625% 5/1/11	1,500	1,605
Lyondell Chemical Co. 9.5% 12/15/08	1,077	1,107
Phibro Animal Health Corp. 10% 8/1/13 (i)	290	292
		12,590
Construction Materials - 0.0%
RMCC Acquisition Co. 9.5% 11/1/12 (i)	950	979
Containers & Packaging - 0.0%
BWAY Corp. 10% 10/15/10	820	861
Owens-Brockway Glass Container, Inc. 8.875% 2/15/09	532	548
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
MATERIALS - continued
Containers & Packaging - continued
Owens-Illinois, Inc.:
7.35% 5/15/08	$ 1,560	$ 1,560
8.1% 5/15/07	615	618
		3,587
Metals & Mining - 0.1%
California Steel Industries, Inc. 6.125% 3/15/14	745	687
Gerdau AmeriSteel Corp./GUSAP Partners 10.375% 7/15/11	440	475
International Steel Group, Inc. 6.5% 4/15/14	805	761
Newmont Mining Corp. 5.875% 4/1/35	13,530	12,130
Novelis, Inc. 7.25% 2/15/15 (i)(k)	915	881
		14,934
Paper & Forest Products - 0.0%
Catalyst Paper Corp. 8.625% 6/15/11	380	370
Georgia-Pacific Corp.:
8.125% 5/15/11	1,000	991
9.5% 12/1/11	415	437
International Paper Co. 4.25% 1/15/09	4,350	4,204
		6,002
TOTAL MATERIALS		38,092
TELECOMMUNICATION SERVICES - 1.2%
Diversified Telecommunication Services - 1.0%
AT&T, Inc. 6.8% 5/15/36	11,900	11,974
BellSouth Capital Funding Corp. 7.875% 2/15/30	5,820	6,432
British Telecommunications PLC:
8.375% 12/15/10	405	448
8.875% 12/15/30	4,565	5,755
Deutsche Telekom International Finance BV 5.25% 7/22/13	6,045	5,727
Embarq Corp.:
7.082% 6/1/16	15,397	15,495
7.995% 6/1/36	9,821	10,074
Intelsat Ltd.:
6.5% 11/1/13	500	378
7.625% 4/15/12	725	609
9.25% 6/15/16 (i)	1,820	1,866
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
TELECOMMUNICATION SERVICES - continued
Diversified Telecommunication Services - continued
Intelsat Ltd.: - continued
11.25% 6/15/16 (i)	$ 920	$ 930
KT Corp. 5.875% 6/24/14 (i)	2,925	2,895
New Skies Satellites BV 10.4144% 11/1/11 (k)	1,250	1,288
Nordic Telephone Co. Holdings Aps 8.875% 5/1/16 (i)	200	207
NTL Cable PLC 9.125% 8/15/16	250	254
Qwest Capital Funding, Inc.:
7% 8/3/09	1,340	1,323
7.75% 8/15/06	3,525	3,525
Qwest Communications International, Inc. 7.5% 2/15/14	985	955
Qwest Corp.:
8.5794% 6/15/13 (k)	1,260	1,348
8.875% 3/15/12	905	975
SBC Communications, Inc.:
5.1% 9/15/14	6,750	6,335
5.875% 8/15/12	4,000	3,985
Sprint Capital Corp.:
6.875% 11/15/28	10,000	10,119
7.625% 1/30/11	3,425	3,656
Telecom Italia Capital SA:
4% 1/15/10	500	471
4.95% 9/30/14	5,000	4,548
6% 9/30/34	2,000	1,771
6.375% 11/15/33	6,030	5,587
7.2% 7/18/36	8,000	8,159
Telefonica Emisiones SAU:
6.421% 6/20/16	12,970	13,131
7.045% 6/20/36	19,320	19,844
Telefonos de Mexico SA de CV 4.75% 1/27/10	14,925	14,397
TELUS Corp. yankee 7.5% 6/1/07	11,770	11,948
Verizon Global Funding Corp.:
5.85% 9/15/35	8,760	7,781
7.25% 12/1/10	7,110	7,514
Verizon New York, Inc.:
6.875% 4/1/12	7,725	7,919
7.375% 4/1/32	3,250	3,285
Wind Acquisition Finance SA 10.75% 12/1/15 (i)	295	317
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
TELECOMMUNICATION SERVICES - continued
Diversified Telecommunication Services - continued
Windstream Corp.:
8.125% 8/1/13 (i)	$ 370	$ 384
8.625% 8/1/16 (i)	505	525
		204,134
Wireless Telecommunication Services - 0.2%
America Movil SA de CV 6.375% 3/1/35	8,590	7,930
AT&T Wireless Services, Inc.:
7.875% 3/1/11	5,015	5,441
8.125% 5/1/12	5,485	6,078
Centennial Communications Corp. 10% 1/1/13	150	150
Intelsat Subsidiary Holding Co. Ltd. 10.4844% 1/15/12 (k)	730	742
Millicom International Cellular SA 10% 12/1/13	795	851
Nextel Communications, Inc. 7.375% 8/1/15	2,000	2,051
Rogers Communications, Inc.:
6.375% 3/1/14	1,500	1,442
7.5% 3/15/15	740	759
8.4544% 12/15/10 (k)	450	462
Vodafone Group PLC:
5% 12/16/13	5,840	5,457
5.5% 6/15/11	3,525	3,472
		34,835
TOTAL TELECOMMUNICATION SERVICES		238,969
UTILITIES - 1.1%
Electric Utilities - 0.5%
Appalachian Power Co. 6.375% 4/1/36	5,500	5,367
Cleveland Electric Illuminating Co. 5.65% 12/15/13	3,080	3,015
Detroit Edison Co. 5.2% 10/15/12	4,000	3,888
Exelon Corp. 4.9% 6/15/15	11,000	10,135
FirstEnergy Corp. 6.45% 11/15/11	12,610	12,961
Mirant Americas Generation LLC 8.3% 5/1/11	455	442
Nevada Power Co. 5.875% 1/15/15	260	248
Niagara Mohawk Power Corp. 8.875% 5/15/07	1,660	1,700
Pepco Holdings, Inc.:
4% 5/15/10	4,660	4,377
6.45% 8/15/12	11,310	11,530
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
UTILITIES - continued
Electric Utilities - continued
Progress Energy, Inc.:
7% 10/30/31	$ 11,200	$ 11,845
7.1% 3/1/11	3,700	3,909
Public Service Co. of Colorado 5.5% 4/1/14	4,035	3,976
Sierra Pacific Power Co. 6.25% 4/15/12	360	358
Southern California Edison Co.:
4.65% 4/1/15	2,000	1,837
5% 1/15/14	2,515	2,399
TXU Energy Co. LLC 7% 3/15/13	17,640	18,165
		96,152
Gas Utilities - 0.0%
Consolidated Natural Gas Co. 6.85% 4/15/11	1,550	1,612
Sonat, Inc. 6.625% 2/1/08	1,385	1,378
Texas Eastern Transmission Corp. 7.3% 12/1/10	4,320	4,571
		7,561
Independent Power Producers & Energy Traders - 0.2%
AES Corp.:
8.75% 5/15/13 (i)	1,135	1,209
9.375% 9/15/10	1,143	1,217
9.5% 6/1/09	2,802	2,949
Allegheny Energy Supply Co. LLC 8.25% 4/15/12 (i)	1,255	1,337
Constellation Energy Group, Inc. 7% 4/1/12	10,525	11,045
Duke Capital LLC:
4.331% 11/16/06	1,215	1,210
5.668% 8/15/14	4,390	4,238
Mirant North America LLC/Mirant North America Finance Corp. 7.375% 12/31/13 (i)	250	239
NRG Energy, Inc.:
7.25% 2/1/14	1,260	1,238
7.375% 2/1/16	205	201
PPL Energy Supply LLC:
5.7% 10/15/35	12,350	11,846
6.2% 5/15/16	6,475	6,498
		43,227
Multi-Utilities - 0.4%
CMS Energy Corp.:
8.9% 7/15/08	3,640	3,786
9.875% 10/15/07	1,065	1,109
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
UTILITIES - continued
Multi-Utilities - continued
Dominion Resources, Inc.:
4.75% 12/15/10	$ 6,110	$ 5,875
5.15% 7/15/15	5,860	5,469
5.95% 6/15/35	5,175	4,749
6.25% 6/30/12	5,765	5,839
7.5% 6/30/66 (k)	9,595	9,655
MidAmerican Energy Holdings, Inc. 6.125% 4/1/36 (i)	12,035	11,581
National Grid PLC 6.3% 8/1/16	17,215	17,330
Sempra Energy 7.95% 3/1/10	2,000	2,143
Xcel Energy, Inc. 6.5% 7/1/36	4,000	4,005
		71,541
TOTAL UTILITIES		218,481
TOTAL NONCONVERTIBLE BONDS		1,375,686
TOTAL CORPORATE BONDS (Cost $1,452,088)		1,417,873
U.S. Government and Government Agency Obligations - 14.6%

U.S. Government Agency Obligations - 4.6%
Fannie Mae:
4.25% 5/15/09	245,559	239,568
4.5% 10/15/08	8,881	8,750
4.625% 10/15/13	20,000	19,166
4.75% 12/15/10	40,000	39,189
4.875% 4/15/09	67,075	66,490
5.125% 1/2/14	45,570	44,411
6.125% 3/15/12	11,499	11,955
6.25% 2/1/11	8,695	8,975
6.375% 6/15/09	17,065	17,585
Federal Home Loan Bank 4.5% 10/14/08	3,130	3,082
Freddie Mac:
4.125% 10/18/10	50,000	47,854
4.25% 7/15/09	160,829	156,639
4.875% 2/17/09	139,748	138,649
4.875% 11/15/13	23,130	22,478
U.S. Government and Government Agency Obligations - continued
	Principal Amount (000s)	Value (Note 1) (000s)
U.S. Government Agency Obligations - continued
Freddie Mac: - continued
5.25% 7/18/11	$ 36,920	$ 36,867
5.25% 11/5/12	2,810	2,744
5.75% 1/15/12	25,000	25,539
5.875% 3/21/11	23,295	23,688
Tennessee Valley Authority 5.375% 4/1/56	5,098	4,914
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS		918,543
U.S. Treasury Inflation Protected Obligations - 3.7%
U.S. Treasury Inflation-Indexed Notes:
0.875% 4/15/10	200,212	189,561
1.625% 1/15/15	102,853	96,762
2% 1/15/14	105,193	102,283
2.375% 4/15/11	346,366	346,445
TOTAL U.S. TREASURY INFLATION PROTECTED OBLIGATIONS		735,051
U.S. Treasury Obligations - 6.3%
U.S. Treasury Bonds 6.125% 8/15/29	111,972	126,520
U.S. Treasury Notes:
3.125% 9/15/08	19,000	18,306
3.375% 12/15/08	24,235	23,391
3.75% 5/15/08	288,105	282,028
4.25% 11/15/14	129,670	123,435
4.25% 8/15/15	120,185	113,894
4.375% 12/15/10	191,500	187,513
4.375% 8/15/12	90,000	87,493
4.5% 2/15/09	87,950	87,005
4.75% 3/31/11	188,510	187,199
TOTAL U.S. TREASURY OBLIGATIONS		1,236,784
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $2,919,368)		2,890,378
U.S. Government Agency - Mortgage Securities - 8.1%

Fannie Mae - 7.0%
3.732% 1/1/35 (k)	743	727
3.746% 12/1/34 (k)	603	590
U.S. Government Agency - Mortgage Securities - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Fannie Mae - continued
3.757% 10/1/33 (k)	$ 576	$ 562
3.77% 12/1/34 (k)	105	102
3.791% 6/1/34 (k)	2,504	2,429
3.81% 6/1/33 (k)	385	378
3.839% 11/1/34 (k)	2,829	2,794
3.84% 1/1/35 (k)	1,414	1,384
3.843% 1/1/35 (k)	450	440
3.851% 10/1/33 (k)	17,693	17,327
3.866% 1/1/35 (k)	886	870
3.879% 6/1/33 (k)	1,955	1,920
3.897% 10/1/34 (k)	543	535
3.923% 5/1/34 (k)	176	177
3.926% 12/1/34 (k)	454	447
3.94% 11/1/34 (k)	937	926
3.951% 1/1/35 (k)	583	574
3.952% 12/1/34 (k)	450	444
3.952% 12/1/34 (k)	3,122	3,077
3.957% 5/1/33 (k)	191	188
3.987% 12/1/34 (k)	573	563
3.997% 12/1/34 (k)	297	293
3.997% 1/1/35 (k)	377	372
4% 4/1/19 to 11/1/20	71,979	67,057
4.004% 2/1/35 (k)	431	425
4.015% 12/1/34 (k)	815	805
4.022% 1/1/35 (k)	857	845
4.037% 1/1/35 (k)	356	351
4.037% 1/1/35 (k)	226	223
4.039% 2/1/35 (k)	397	392
4.049% 10/1/18 (k)	477	468
4.065% 1/1/35 (k)	800	789
4.077% 2/1/35 (k)	768	758
4.082% 4/1/33 (k)	180	178
4.084% 2/1/35 (k)	299	295
4.089% 2/1/35 (k)	308	304
4.092% 11/1/34 (k)	661	654
4.1% 2/1/35 (k)	1,446	1,428
4.106% 1/1/35 (k)	870	859
4.114% 1/1/35 (k)	860	849
4.116% 2/1/35 (k)	958	945
4.129% 1/1/35 (k)	1,472	1,453
4.144% 1/1/35 (k)	1,363	1,349
U.S. Government Agency - Mortgage Securities - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Fannie Mae - continued
4.149% 2/1/35 (k)	$ 847	$ 837
4.161% 1/1/35 (k)	1,527	1,517
4.172% 1/1/35 (k)	1,140	1,108
4.177% 1/1/35 (k)	743	734
4.179% 10/1/34 (k)	1,350	1,339
4.179% 11/1/34 (k)	196	193
4.202% 1/1/35 (k)	493	487
4.25% 2/1/35 (k)	578	562
4.25% 2/1/35 (k)	316	313
4.274% 8/1/33 (k)	1,074	1,060
4.275% 3/1/35 (k)	529	523
4.283% 7/1/34 (k)	401	400
4.289% 12/1/34 (k)	276	272
4.3% 10/1/34 (k)	166	164
4.306% 5/1/35 (k)	726	718
4.307% 3/1/33 (k)	734	726
4.307% 10/1/33 (k)	263	259
4.314% 3/1/33 (k)	292	283
4.323% 6/1/33 (k)	323	320
4.355% 1/1/35 (k)	589	573
4.362% 2/1/34 (k)	1,253	1,233
4.366% 4/1/35 (k)	369	364
4.392% 11/1/34 (k)	6,209	6,171
4.396% 2/1/35 (k)	886	863
4.396% 5/1/35 (k)	1,689	1,670
4.429% 10/1/34 (k)	2,366	2,354
4.431% 1/1/35 (k)	688	681
4.44% 3/1/35 (k)	798	778
4.459% 8/1/34 (k)	1,689	1,662
4.473% 5/1/35 (k)	587	580
4.486% 1/1/35 (k)	810	803
4.498% 8/1/34 (k)	1,000	1,003
4.5% 5/1/19 to 12/1/35	270,830	253,824
4.5% 8/1/36 (j)	4,000	3,675
4.5% 8/1/36 (j)	65,019	59,729
4.525% 2/1/35 (k)	11,785	11,623
4.536% 2/1/35 (k)	3,515	3,486
4.545% 2/1/35 (k)	548	543
4.545% 7/1/35 (k)	2,103	2,080
4.547% 2/1/35 (k)	363	360
4.553% 1/1/35 (k)	1,220	1,211
U.S. Government Agency - Mortgage Securities - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Fannie Mae - continued
4.555% 9/1/34 (k)	$ 2,205	$ 2,202
4.575% 7/1/35 (k)	3,114	3,081
4.593% 8/1/34 (k)	734	731
4.61% 7/1/34 (k)	28,081	27,902
4.643% 1/1/33 (k)	392	389
4.658% 3/1/35 (k)	288	286
4.684% 9/1/34 (k)	236	237
4.708% 10/1/32 (k)	124	124
4.726% 7/1/34 (k)	1,599	1,578
4.73% 2/1/33 (k)	110	109
4.732% 10/1/32 (k)	164	165
4.733% 10/1/34 (k)	2,754	2,716
4.746% 1/1/35 (k)	107	106
4.791% 12/1/34 (k)	609	599
4.797% 12/1/32 (k)	749	746
4.811% 8/1/34 (k)	628	626
4.811% 6/1/35 (k)	3,424	3,399
4.815% 5/1/33 (k)	42	42
4.82% 11/1/34 (k)	2,210	2,176
4.876% 10/1/34 (k)	8,579	8,478
4.988% 11/1/32 (k)	457	458
4.989% 12/1/32 (k)	62	62
5% 10/1/17 to 11/1/35	349,854	333,671
5% 8/1/36 (j)	87,302	82,603
5.016% 2/1/35 (k)	245	244
5.023% 7/1/34 (k)	331	328
5.063% 11/1/34 (k)	153	154
5.082% 9/1/34 (k)	6,873	6,825
5.097% 5/1/35 (k)	3,763	3,752
5.184% 8/1/33 (k)	861	859
5.202% 6/1/35 (k)	2,617	2,613
5.294% 7/1/35 (k)	352	352
5.5% 11/1/08 to 4/1/36	197,375	193,480
5.5% 8/1/36 (j)	88,454	85,897
5.506% 2/1/36 (k)	14,245	14,212
5.636% 1/1/36 (k)	4,001	4,001
5.927% 1/1/36 (k)	3,253	3,261
6% 5/1/16 to 4/1/35	49,829	49,844
6% 8/1/21 (j)	343	346
6% 8/1/21 (j)	978	987
6% 8/1/21 (j)	1,340	1,351
U.S. Government Agency - Mortgage Securities - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Fannie Mae - continued
6.5% 1/1/08 to 8/1/35	$ 42,824	$ 43,507
7% 11/1/22 to 6/1/33	10,424	10,723
7.5% 12/1/22 to 3/1/29	1,870	1,946
8% 9/1/17	8	9
TOTAL FANNIE MAE		1,381,804
Freddie Mac - 0.7%
4% 11/1/14 to 2/1/21	8,696	8,115
4.042% 12/1/34 (k)	604	593
4.086% 12/1/34 (k)	861	847
4.133% 1/1/35 (k)	691	680
4.26% 3/1/35 (k)	738	727
4.288% 5/1/35 (k)	1,327	1,308
4.3% 12/1/34 (k)	851	825
4.33% 2/1/35 (k)	1,480	1,458
4.331% 1/1/35 (k)	1,657	1,635
4.441% 2/1/34 (k)	773	758
4.445% 3/1/35 (k)	803	781
4.457% 6/1/35 (k)	1,149	1,132
4.461% 3/1/35 (k)	892	867
4.545% 2/1/35 (k)	1,284	1,251
4.704% 9/1/35 (k)	29,747	29,379
4.783% 10/1/32 (k)	113	113
4.86% 3/1/33 (k)	332	329
5% 9/1/33 to 7/1/35	33,001	31,214
5.004% 4/1/35 (k)	4,042	4,015
5.133% 4/1/35 (k)	4,928	4,863
5.321% 6/1/35 (k)	3,333	3,304
5.5% 7/1/20 to 11/1/20	22,269	22,023
5.512% 8/1/33 (k)	305	305
5.566% 1/1/36 (k)	7,002	6,968
5.639% 4/1/32 (k)	152	154
6% 5/1/33 to 11/1/33	17,168	17,143
TOTAL FREDDIE MAC		140,787
Government National Mortgage Association - 0.4%
4.25% 7/20/34 (k)	1,387	1,368
5.5% 1/15/32 to 5/15/34	5,643	5,534
6.5% 3/15/26 to 2/15/34	5,407	5,532
6.5% 8/1/36 (j)	54,400	55,394
U.S. Government Agency - Mortgage Securities - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Government National Mortgage Association - continued
7% 11/15/22 to 9/15/32	$ 9,311	$ 9,662
7.5% 1/15/26 to 9/15/28	1,165	1,221
8% 1/15/17 to 10/15/29	97	102
9% 11/15/14 to 1/15/23	63	66
9.5% 12/15/20 to 3/15/23	25	28
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION		78,907
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $1,639,821)		1,601,498
Asset-Backed Securities - 0.3%

Asset Backed Securities Corp. Home Equity Loan Trust Series 2003-HE7 Class A3, 5.7288% 12/15/33 (k)	348	350
Bank One Issuance Trust Series 2004-B2 Class B2, 4.37% 4/15/12	6,000	5,822
Capital One Multi-Asset Execution Trust Series 2004-6 Class B, 4.15% 7/16/12	6,215	5,987
Capital One Prime Auto Receivable Trust Series 2004-3 Class A3, 3.39% 1/15/09	2,976	2,942
Chase Credit Card Owner Trust Series 2004-1 Class B, 5.5688% 5/15/09 (k)	2,425	2,425
CPS Auto Receivables Trust Series 2006-A Class A4, 5.33% 11/15/12 (i)	3,405	3,369
Crown Castle Towers LLC/Crown Atlantic Holdings Sub LLC/Crown Communication, Inc. Series 2005-1A:
Class B, 4.878% 6/15/35 (i)	3,484	3,394
Class C, 5.074% 6/15/35 (i)	3,163	3,088
Fieldstone Mortgage Investment Corp. Series 2003-1 Class M2, 7.135% 11/25/33 (k)	177	177
Ford Credit Auto Owner Trust Series 2005-A Class A4, 3.72% 10/15/09	3,250	3,174
Home Equity Asset Trust:
Series 2003-2 Class M1, 6.265% 8/25/33 (k)	937	939
Series 2003-4 Class M1, 6.185% 10/25/33 (k)	949	952
Long Beach Mortgage Loan Trust Series 2003-3 Class M1, 6.135% 7/25/33 (k)	3,741	3,755
Morgan Stanley ABS Capital I, Inc.:
Series 2002-HE3 Class M1, 6.485% 12/27/32 (k)	940	948
Series 2003-NC8 Class M1, 6.085% 9/25/33 (k)	1,120	1,124
Asset-Backed Securities - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Morgan Stanley Dean Witter Capital I Trust:
Series 2001-NC4 Class M1, 6.885% 1/25/32 (k)	$ 984	$ 985
Series 2002-NC1 Class M1, 6.585% 2/25/32 (i)(k)	1,438	1,478
Series 2002-NC3 Class M1, 6.105% 8/25/32 (k)	765	766
Nissan Auto Lease Trust:
Series 2003-A Class A3B, 2.57% 6/15/09	212	211
Series 2005-A Class A3, 4.7% 10/15/08	10,350	10,271
Nissan Auto Receivables Owner Trust Series 2005-A Class A4, 3.82% 7/15/10	3,375	3,287
Superior Wholesale Inventory Financing Trust VII Series 2003-A8 Class CTFS, 5.8188% 3/15/11 (i)(k)	4,320	4,320
World Omni Auto Receivables Trust Series 2005-A Class A3, 3.54% 6/12/09	2,942	2,907
TOTAL ASSET-BACKED SECURITIES (Cost $63,539)		62,671
Collateralized Mortgage Obligations - 0.3%

Private Sponsor - 0.1%
Adjustable Rate Mortgage Trust floater Series 2004-4 Class 5A2, 5.785% 3/25/35 (k)	1,112	1,114
Bank of America Mortgage Securities, Inc.:
Series 2003-K:
Class 1A1, 3.373% 12/25/33 (k)	506	509
Class 2A1, 4.164% 12/25/33 (k)	2,247	2,199
Series 2003-L Class 2A1, 3.9734% 1/25/34 (k)	2,117	2,057
Series 2004-B:
Class 1A1, 3.4304% 3/25/34 (k)	2,348	2,370
Class 2A2, 4.106% 3/25/34 (k)	1,823	1,771
Master Alternative Loan Trust Series 2004-3 Class 3A1, 6% 4/25/34	664	653
Residential Asset Mortgage Products, Inc. sequential pay:
Series 2003-SL1 Class A31, 7.125% 4/25/31	1,117	1,121
Series 2004-SL2 Class A1, 6.5% 10/25/16	513	517
Residential Finance LP/Residential Finance Development Corp. floater:
Series 2003-B:
Class B3, 6.895% 7/10/35 (i)(k)	3,594	3,656
Class B4, 7.095% 7/10/35 (i)(k)	2,743	2,795
Class B5, 7.695% 7/10/35 (i)(k)	2,554	2,624
Class B6, 8.195% 7/10/35 (i)(k)	1,135	1,159
Collateralized Mortgage Obligations - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Private Sponsor - continued
Residential Finance LP/Residential Finance Development Corp. floater: - continued
Series 2003-CB1:
Class B3, 6.795% 6/10/35 (i)(k)	$ 1,266	$ 1,288
Class B4, 6.995% 6/10/35 (i)(k)	1,129	1,150
Class B5, 7.595% 6/10/35 (i)(k)	770	788
Class B6, 8.095% 6/10/35 (i)(k)	458	465
Residential Funding Securities Corp. Series 2003-RP2 Class A1, 5.8438% 6/25/33 (i)(k)	1,148	1,153
WaMu Mortgage pass thru certificates floater Series 2005-AR13 Class A1C1, 5.575% 10/25/45 (k)	2,241	2,241
Washington Mutual Mortgage Securities Corp. sequential pay Series 2003-MS9 Class 2A1, 7.5% 12/25/33	447	459
TOTAL PRIVATE SPONSOR		30,089
U.S. Government Agency - 0.2%
Fannie Mae planned amortization class Series 1996-28 Class PK, 6.5% 7/25/25	2,590	2,665
Freddie Mac Multi-class participation certificates guaranteed planned amortization class:
Series 2625 Class QX, 2.25% 3/15/22	794	774
Series 2640 Class QG, 2% 4/15/22	1,023	993
Series 2770 Class UD, 4.5% 5/15/17	12,058	11,476
Series 2780 Class OC, 4.5% 3/15/17	3,935	3,804
Series 2831 Class PB, 5% 7/15/19	3,735	3,584
Series 2885 Class PC, 4.5% 3/15/18	5,030	4,843
Series 2888 Class GD, 4.5% 4/15/18	4,817	4,546
TOTAL U.S. GOVERNMENT AGENCY		32,685
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $64,137)		62,774
Commercial Mortgage Securities - 0.8%

Asset Securitization Corp. Series 1997-D5:
Class A2, 7.0816% 2/14/43 (k)	2,660	2,821
Class A3, 7.1316% 2/14/43 (k)	2,880	2,969
Banc of America Commercial Mortgage, Inc. sequential pay Series 2004-2 Class A3, 4.05% 11/10/38	7,000	6,610
Commercial Mortgage Securities - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Banc of America Large Loan, Inc. Series 2006-ESH:
Class A, 6.2288% 7/14/11 (i)(k)	$ 2,940	$ 2,935
Class B, 6.3288% 7/14/11 (i)(k)	1,466	1,462
Class C, 6.4788% 7/14/11 (i)(k)	2,936	2,926
Class D, 7.1088% 7/14/11 (i)(k)	1,707	1,702
Bayview Commercial Asset Trust floater Series 2004-3:
Class A1, 5.755% 1/25/35 (i)(k)	3,523	3,534
Class A2, 5.805% 1/25/35 (i)(k)	526	527
Class M1, 5.885% 1/25/35 (i)(k)	607	611
Bear Stearns Commercial Mortgage Securities, Inc. Series 2004-ESA:
Class B, 4.888% 5/14/16 (i)	1,030	1,016
Class C, 4.937% 5/14/16 (i)	2,140	2,114
Class D, 4.986% 5/14/16 (i)	780	771
Class E, 5.064% 5/14/16 (i)	2,420	2,401
Class F, 5.182% 5/14/16 (i)	580	575
CDC Commercial Mortgage Trust Series 2002-FX1 Class XCL, 0.7608% 5/15/35 (i)(k)(m)	56,251	3,021
CS First Boston Mortgage Securities Corp.:
sequential pay Series 2000-C1 Class A2, 7.545% 4/15/62	5,000	5,303
Series 1997-C2 Class D, 7.27% 1/17/35	2,800	2,888
Series 1998-C1 Class D, 7.17% 5/17/40	4,845	5,131
Deutsche Mortgage & Asset Receiving Corp. sequential pay Series 1998-C1 Class D, 7.231% 6/15/31	1,885	1,943
DLJ Commercial Mortgage Corp. sequential pay Series 2000-CF1 Class A1B, 7.62% 6/10/33	4,885	5,215
First Union-Lehman Brothers Commercial Mortgage Trust sequential pay Series 1997-C2 Class A3, 6.65% 11/18/29	848	854
Ginnie Mae guaranteed Multi-family pass thru securities sequential pay Series 2002-35 Class C, 5.8831% 10/16/23 (k)	507	513
Ginnie Mae guaranteed REMIC pass thru securities sequential pay:
Series 2003-22 Class B, 3.963% 5/16/32	2,985	2,835
Series 2003-47 Class C, 4.227% 10/16/27	4,227	4,084
Series 2003-59 Class D, 3.654% 10/16/27	4,890	4,517
GMAC Commercial Mortgage Securities, Inc. Series 2004-C3 Class X2, 0.885% 12/10/41 (k)(m)	3,331	79
GS Mortgage Securities Corp. II:
sequential pay Series 2003-C1 Class A2A, 3.59% 1/10/40	2,445	2,385
Series 1998-GLII Class E, 7.1907% 4/13/31 (k)	1,220	1,247
Commercial Mortgage Securities - continued
	Principal Amount (000s)	Value (Note 1) (000s)
GS Mortgage Securities Corp. II: - continued
Series 2006-GG6 Class A2, 5.506% 4/10/38 (k)	$ 16,165	$ 16,145
Host Marriott Pool Trust sequential pay Series 1999-HMTA Class B, 7.3% 8/3/15 (i)	1,400	1,469
JPMorgan Chase Commercial Mortgage Securities Corp. sequential pay Series 2006-CB14 Class A3B, 5.6711% 12/12/44 (k)	9,165	9,088
LB-UBS Commercial Mortgage Trust sequential pay:
Series 2000-C3 Class A2, 7.95% 1/15/10	5,000	5,371
Series 2001-C2 Class A2, 6.653% 11/15/27	1,920	2,006
Leafs CMBS I Ltd./Leafs CMBS I Corp. Series 2002-1A Class C, 4.13% 11/20/37 (i)	5,000	4,403
Merrill Lynch Mortgage Trust Series 2005-LC1 Class F, 5.5535% 1/12/44 (i)(k)	3,300	3,121
Mortgage Capital Funding, Inc. sequential pay Series 1998-MC2 Class A2, 6.423% 6/18/30	2,795	2,823
Thirteen Affiliates of General Growth Properties, Inc. sequential pay Series 1 Class A2, 6.602% 11/15/07 (i)	9,000	9,113
Wachovia Bank Commercial Mortgage Trust sequential pay:
Series 2003-C7 Class A1, 4.241% 10/15/35 (i)	8,298	8,003
Series 2003-C8 Class A3, 4.445% 11/15/35	8,060	7,747
Series 2006-C24 Class A2, 5.506% 3/15/45	17,500	17,459
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $162,471)		159,737
Foreign Government and Government Agency Obligations - 0.2%

Chilean Republic 7.125% 1/11/12	6,700	7,119
Israeli State 4.625% 6/15/13	770	717
Korean Republic 4.875% 9/22/14	2,495	2,349
United Mexican States:
5.875% 1/15/14	18,700	18,672
6.75% 9/27/34	6,735	6,870
7.5% 1/14/12	6,200	6,684
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $41,887)		42,411
Supranational Obligations - 0.0%
	Principal Amount (000s)	Value (Note 1) (000s)
Corporacion Andina de Fomento 6.875% 3/15/12 (Cost $2,795)	$ 2,825	$ 2,959
Preferred Securities - 0.1%

FINANCIALS - 0.1%
Commercial Banks - 0.0%
Abbey National PLC 7.35% (k)	7,425	7,618
Diversified Financial Services - 0.1%
ING Groep NV 5.775% (f)	6,895	6,672
MUFG Capital Finance 1 Ltd. 6.346% (k)	11,165	10,930
		17,602
TOTAL PREFERRED SECURITIES (Cost $25,713)		25,220
Fixed-Income Funds - 2.5%
	Shares
Fidelity Ultra-Short Central Fund (l) (Cost $499,990)	5,026,237	500,010
Money Market Funds - 2.4%

Fidelity Cash Central Fund, 5.3% (b)	424,195,644	424,196
Fidelity Securities Lending Cash Central Fund, 5.32% (b)(c)	47,787,095	47,787
TOTAL MONEY MARKET FUNDS (Cost $471,983)		471,983
TOTAL INVESTMENT PORTFOLIO - 101.2% (Cost $17,990,898)		20,033,909
NET OTHER ASSETS - (1.2)%		(234,093)
NET ASSETS - 100%		$ 19,799,816
Swap Agreements
	Expiration Date	Notional Amount (000s)	Value (000s)
Credit Default Swaps
Receive quarterly notional amount multiplied by .285% and pay Deutsche Bank upon default event of ConocoPhillips, par value of the notional amount of ConocoPhillips 4.75% 10/15/12	Sept. 2011	$ 7,500	$ (10)
Receive quarterly notional amount multiplied by .35% and pay Goldman Sachs upon default event of Southern California Edison Co., par value of the notional amount of Southern California Edison Co. 7.625% 1/15/10	Sept. 2010	5,100	17
Receive quarterly notional amount multiplied by .37% and pay Morgan Stanley, Inc. upon default event of Pacific Gas & Electric Co. par value of the notional amount of Pacific Gas & Electric Co. 4.8% 3/1/14	March 2011	8,500	31
Receive semi-annually notional amount multiplied by .61% and pay JPMorgan Chase, Inc. upon default event of United Mexican States, par value of the notional amount of United Mexican States 7.5% 4/8/33	May 2011	18,000	76
TOTAL CREDIT DEFAULT SWAPS		39,100	114
Interest Rate Swaps
Receive semi-annually a fixed rate equal to 5.446% and pay quarterly a floating rate based on 3-month LIBOR with Deutsche Bank	June 2011	200,000	260
Receive semi-annually a fixed rate equal to 5.629% and pay quarterly a floating rate based on 3-month LIBOR with Deutsche Bank	May 2016	100,000	723
TOTAL INTEREST RATE SWAPS		300,000	983
Swap Agreements - continued
	Expiration Date	Notional Amount (000s)	Value (000s)
Total Return Swaps
Receive monthly a return equal to Lehman Brothers CMBS AAA 8.5+ Index and pay monthly a floating rate based on 1-month LIBOR minus 25 basis points with Citibank	Oct. 2006	$ 50,000	$ 684
Receive monthly a return equal to Lehman Brothers CMBS AAA 8.5+ Index and pay monthly a floating rate based on 1-month LIBOR with Citibank	Sept. 2006	5,400	73
Receive monthly a return equal to Lehman Brothers CMBS U.S. Aggregate Index and pay monthly a floating rate based on 1-month LIBOR minus 20 basis points with Lehman Brothers	Jan. 2007	40,000	283
Receive monthly a return equal to Lehman Brothers CMBS U.S. Aggregate Index and pay monthly a floating rate based on 1-month LIBOR with Citibank	Sept. 2006	1,425	13
Receive quarterly a return equal to Banc of America Securities LLC AAA 10 Yr Mortgage Backed Securities Daily Index and pay quarterly a floating rate based on 3-month LIBOR minus 15 basis points with Bank of America	August 2006	10,800	66
TOTAL TOTAL RETURN SWAPS		107,625	1,119
		$ 446,725	$ 2,216
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Non-income producing - Issuer is in default.
(e) Security initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(f) Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.
(g) Security or a portion of the security is on loan at period end.
(h) Affiliated company

(i) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $279,225,000 or 1.4% of net assets.

(j) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(k) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(l) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. A complete unaudited list of holdings for each fixed-income central fund, as of the investing fund's report date, is available upon request or at fidelity.com. The reports are located just after the fund's financial statements and quarterly reports but are not part of the financial statements or quarterly reports. In addition, the fixed-income central fund's financial statements, which are not covered by the investing fund's Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC's web site, www.sec.gov, or upon request.

(m) Security represents right to receive monthly interest payments on an underlying pool of mortgages. Principal shown is the par amount of the mortgage pool.

(n) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $9,663,000 or 0.0% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Inverness Medical Innovations, Inc.	2/8/06	$ 7,931
Affiliated Central Funds
Information regarding fiscal year to date income earned by the fund from the affiliated Central funds is as follows:
Fund	Income earned (amounts in thousands)
Fidelity Cash Central Fund	$ 16,189
Fidelity Securities Lending Cash Central Fund	1,032
Fidelity Ultra-Short Central Fund	4,941
Total	$ 22,162

Additional information regarding the fund's fiscal year to date purchases and sales, including the ownership percentage, of the following fixed income Central Funds is as follows:
Fund (amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Value, end of period	% ownership, end of period
Fidelity Ultra-Short Central Fund	$ -	$ 499,990	$ -	$ 500,010	6.4%
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate (amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
ATMI, Inc.	$ 60,485	$ 2,050	$ 10,710	$ -	$ -
Covad Communications Group, Inc.	21,114	98	5,082	-	-
DUSA Pharmaceuticals, Inc.	-	5,935	-	-	4,500
Frontier Airlines Holdings, Inc. (formerly Frontier Airlines, Inc.)	43,732	1,045	1,479	-	22,810
Hanger Orthopedic Group, Inc.	10,496	-	9,803	-	-
LTX Corp.	24,279	233	5,437	-	-
NetBank, Inc.	17,079	11,490	-	169	19,333
Total	$ 177,185	$ 20,851	$ 32,511	$ 169	$ 46,643
Other Information
The composition of credit quality ratings as a percentage of net assets is as follows (ratings are unaudited):
U.S.Government and U.S.Government Agency Obligations	23.1%
AAA,AA,A	4.7%
BBB	5.1%
BB	0.2%
B	0.1%
CCC,CC,C	0.0%
Not Rated	0.2%
Equities	64.7%
Short-Term Investments and Net Other Assets	1.9%
100.0%
We have used ratings from Moody's® Investors Services, Inc. Where Moody's ratings are not available, we have used S&P® ratings.
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	88.5%
Canada	2.3%
Cayman Islands	1.6%
United Kingdom	1.0%
Others (individually less than 1%)	6.6%
100.0%
The information in the above tables is based on the combined investments of the fund and its pro-rata share of the investments of Fidelity's fixed-income central funds.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)	July 31, 2006

Assets
Investment in securities, at value (including securities loaned of $46,325) - See accompanying schedule: Unaffiliated issuers (cost $16,947,092)	$ 19,015,273
Affiliated Central Funds (cost $971,973)	971,993
Other affiliated issuers (cost $71,833)	46,643
Total Investments (cost $17,990,898)		$ 20,033,909
Cash		558
Foreign currency held at value (cost $2)		2
Receivable for investments sold		111,030
Receivable for fund shares sold		31,315
Dividends receivable		8,785
Interest receivable		62,756
Swap agreements, at value		2,216
Prepaid expenses		22
Other receivables		451
Total assets		20,251,044

Liabilities
Payable for investments purchased Regular delivery	$ 86,457
Delayed delivery	287,988
Payable for fund shares redeemed	17,417
Accrued management fee	6,787
Other affiliated payables	3,572
Other payables and accrued expenses	1,220
Collateral on securities loaned, at value	47,787
Total liabilities		451,228

Net Assets		$ 19,799,816
Net Assets consist of:
Paid in capital		$ 16,747,765
Undistributed net investment income		58,346
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		948,474
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		2,045,231
Net Assets, for 1,033,587 shares outstanding		$ 19,799,816
Net Asset Value, offering price and redemption price per share ($19,799,816 ÷ 1,033,587 shares)		$ 19.16

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended July 31, 2006

Investment Income
Dividends (including $169 received from other affiliated issuers)		$ 148,688
Interest		271,736
Income from affiliated Central Funds		22,162
Total income		442,586

Expenses
Management fee	$ 73,112
Transfer agent fees	34,601
Accounting and security lending fees	1,828
Independent trustees' compensation	68
Appreciation in deferred trustee compensation account	17
Custodian fees and expenses	847
Registration fees	734
Audit	176
Legal	160
Interest	4
Miscellaneous	776
Total expenses before reductions	112,323
Expense reductions	(2,362)	109,961
Net investment income (loss)		332,625
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $137)	1,045,293
Other affiliated issuers	(2,719)
Foreign currency transactions	(104)
Swap agreements	(4,565)
Total net realized gain (loss)		$ 1,037,905
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $542)	(197,539)
Assets and liabilities in foreign currencies	6
Swap agreements	2,546
Total change in net unrealized appreciation (depreciation)		(194,987)
Net gain (loss)		842,918
Net increase (decrease) in net assets resulting from operations		$ 1,175,543

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended July 31, 2006	Year ended July 31, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 332,625	$ 209,959
Net realized gain (loss)	1,037,905	490,101
Change in net unrealized appreciation (depreciation)	(194,987)	1,372,230
Net increase (decrease) in net assets resulting from operations	1,175,543	2,072,290
Distributions to shareholders from net investment income	(288,540)	(209,042)
Distributions to shareholders from net realized gain	(507,810)	(288,055)
Total distributions	(796,350)	(497,097)
Share transactions Proceeds from sales of shares	6,936,900	3,734,286
Reinvestment of distributions	782,479	488,501
Cost of shares redeemed	(2,908,468)	(1,972,649)
Net increase (decrease) in net assets resulting from share transactions	4,810,911	2,250,138
Total increase (decrease) in net assets	5,190,104	3,825,331

Net Assets
Beginning of period	14,609,712	10,784,381
End of period (including undistributed net investment income of $58,346 and undistributed net investment income of $23,674, respectively)	$ 19,799,816	$ 14,609,712
Other Information Shares
Sold	364,469	213,325
Issued in reinvestment of distributions	41,958	29,188
Redeemed	(152,934)	(113,135)
Net increase (decrease)	253,493	129,378

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended July 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 18.73	$ 16.57	$ 14.92	$ 13.28	$ 15.45
Income from Investment Operations
Net investment income (loss) B	.36	.29	.27	.30	.41
Net realized and unrealized gain (loss)	1.01	2.60	1.64	1.63	(1.99)
Total from investment operations	1.37	2.89	1.91	1.93	(1.58)
Distributions from net investment income	(.31)	(.29)	(.26)	(.29)	(.42)
Distributions from net realized gain	(.63)	(.44)	-	-	(.17)
Total distributions	(.94)	(.73)	(.26)	(.29)	(.59)
Net asset value, end of period	$ 19.16	$ 18.73	$ 16.57	$ 14.92	$ 13.28
Total Return A	7.54%	18.04%	12.82%	14.78%	(10.53)%
Ratios to Average Net Assets C, E
Expenses before reductions	.64%	.65%	.67%	.70%	.69%
Expenses net of fee waivers, if any	.64%	.65%	.67%	.70%	.69%
Expenses net of all reductions	.63%	.64%	.66%	.67%	.66%
Net investment income (loss)	1.90%	1.68%	1.63%	2.17%	2.79%
Supplemental Data
Net assets, end of period (in millions)	$ 19,800	$ 14,610	$ 10,784	$ 7,905	$ 6,464
Portfolio turnover rate D	61%	82%	99%	137%	150%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Amounts do not include the activity of the affiliated central funds.

D Amounts do not include the portfolio activity of the affiliated central funds.

E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2006

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Balanced Fund (the Fund) is a fund of Fidelity Puritan Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund may invest in Fidelity Central Funds, which are open end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund, which are also consistently followed by the Central Funds:

On July 20, 2006, the Board of Trustees approved a change in the fiscal year-end of the Fund from July 31 to August 31, effective August 31, 2006.

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, for which quotations are readily available, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Investments in open-end mutual funds, including the Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Security Valuation - continued

markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used cannot be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions, including the Fund's investment activity in the Central Funds, are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Annual Report

1. Significant Accounting Policies - continued

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), Independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to short-term capital gains, swap agreements, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), prior period premium and discount on debt securities, market discount, partnerships, financing transactions and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 2,808,892
Unrealized depreciation	(771,146)
Net unrealized appreciation (depreciation)	2,037,746
Undistributed ordinary income	124,403
Undistributed long-term capital gain	820,465

Cost for federal income tax purposes	$ 17,996,163

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	July 31, 2006	July 31, 2005
Ordinary Income	$ 362,350	$ 226,191
Long-term Capital Gains	434,000	270,906
Total	$ 796,350	$ 497,097

New Accounting Pronouncement. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48) was issued and is effective for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund's net assets and results of operations.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Delayed Delivery Transactions and When-Issued Securities. The Fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked-to-market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the

Annual Report

2. Operating Policies - continued

Delayed Delivery Transactions and When-Issued Securities - continued

amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Swap Agreements. The Fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk.

Interest rate swaps are agreements to exchange cash flows periodically based on a notional principal amount, for example, the exchange of fixed rate interest payments for floating rate interest payments. Periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. The primary risk associated with interest rate swaps is that unfavorable changes in the fluctuation of interest rates could adversely impact a fund.

Total return swaps are agreements to exchange the return generated by one instrument or index for the return generated by another instrument, for example, the agreement to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the index exceeds the offsetting interest obligation, a fund will receive a payment from the counterparty. To the extent it is less, a fund will make a payment to the counterparty. Periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively.

Credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying debt instrument in the event of a defined credit event (such as payment default or bankruptcy). Under the terms of the swap, one party acts as a "guarantor" receiving a periodic payment that is a fixed percentage applied to a notional principal amount. In return the party agrees to purchase the notional amount of the underlying instrument, at par, if a credit event occurs during the term of the swap. The Fund may enter into credit default swaps in which either it or its counterparty act as guarantors. By acting as the guarantor of a swap, a fund assumes the market and credit risk of the underlying instrument including liquidity and loss of value. Periodic payments and premiums received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

2. Operating Policies - continued

Swap Agreements - continued

Swaps are marked-to-market daily based on dealer-supplied valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon early termination of the swap agreement. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with a fund's custodian in compliance with swap contracts. Risks may exceed amounts recognized on the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements. Details of swap agreements open at period end are included in the Fund's Schedule of Investments under the caption "Swap Agreements."

Mortgage Dollar Rolls. To earn additional income, the Fund may employ trading strategies which involve the sale and simultaneous agreement to repurchase similar securities ("mortgage dollar rolls") or the purchase and simultaneous agreement to sell similar securities ("reverse mortgage dollar rolls"). The securities traded are mortgage securities and bear the same interest rate but may be collateralized by different pools of mortgages. During the period between the sale and repurchase in a mortgage dollar roll transaction, a fund will not be entitled to receive interest and principal payments on the securities sold but will invest the proceeds of the sale in other securities which may enhance the yield and total return. In addition, the difference between the sale price and the future purchase price is recorded as an adjustment to investment income. During the period between the purchase and subsequent sale in a reverse mortgage dollar roll transaction a fund is entitled to interest and principal payments on the securities purchased. The price differential between the purchase and sale is recorded as an adjustment to investment income. Losses may arise due to changes in the value of the securities or if the counterparty does not perform under the terms of the agreement. If the counterparty files for bankruptcy or becomes insolvent, a fund's right to repurchase or sell securities may be limited.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $8,952,054 and $6,462,921, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .15% of the Fund's average net assets and a group fee rate that averaged ..27% during the

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .42% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .20% of average net assets.

Accounting and Security Lending Fees. FSC maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Affiliated Central Funds. The Fund may invest in Money Market Central Funds which seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

The Fund may also invest in Fidelity Ultra-Short Central Fund (Ultra-Short Central Fund), managed by FIMM, which seeks to obtain a high level of current income consistent with preservation of capital by investing in U.S. dollar denominated money market and investment-grade debt securities.

The Fund's Schedule of Investments lists the Central Funds as an investment of the Fund but does not include the underlying holdings of the Central Funds. Based on its investment objectives, the Central Funds may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. In addition, the Ultra-Short Central Fund may also participate in derivatives. These strategies are consistent with the investment objectives of the Fund and may involve certain economic risks, including the risk that a counterparty to one or more of these transactions may be unable or unwilling to comply with the terms of the governing agreement. This may result in a decline in value of the Ultra-Short Central Fund and the Fund.

A complete unaudited list of holdings for the Ultra-Short Central Fund, as of the Fund's report date, is available upon request or at fidelity.com. The reports are located just after the Fund's financial statements and quarterly reports but are not part of the financial statements or

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates - continued

Affiliated Central Funds - continued

quarterly reports. In addition, the Ultra-Short Central Fund financial statements, which are not covered by this Fund's Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC's web site, www.sec.gov, or upon request.

The Central Funds do not pay a management fee.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $173 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 21,376	4.12%	$ 2

5. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounts to $49 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could

Annual Report

6. Security Lending - continued

experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from affiliated central funds. Net income from lending portfolio securities during the period amounted to $1,032.

7. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which loans were outstanding amounted to $6,978. The weighted average interest rate was 5.50%. At period end, there were no bank borrowings outstanding.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $1,470 for the period. In addition, through arrangements with the Fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody and transfer agent expenses by $36 and $856, respectively.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Puritan Trust and the Shareholders of Fidelity Balanced Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Balanced Fund (a fund of Fidelity Puritan Trust) at July 31, 2006, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Balanced Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Boston, Massachusetts
September 19, 2006

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy and Albert R. Gamper, Jr., each of the Trustees oversees 345 funds advised by FMR or an affiliate. Mr. McCoy oversees 347 funds advised by FMR or an affiliate. Mr. Gamper oversees 292 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (76)

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director (1999-present) of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

Stephen P. Jonas (53)

Year of Election or Appointment: 2005

Mr. Jonas is Senior Vice President of Balanced Fund (2005-present). He also serves as Senior Vice President of other Fidelity funds (2005-present). Mr. Jonas is Executive Director of FMR (2005-present) and FMR Co., Inc. (2005-present). He also serves as a Director of Fidelity Investments Money Management, Inc. (2005-present) and FMR Corp. (2003-present). Previously, Mr. Jonas served as President of Fidelity Enterprise Operations and Risk Services (2004-2005), Chief Administrative Officer (2002-2004), and Chief Financial Officer of FMR Corp. (1998-2002). In addition, he serves on the Boards of Boston Ballet (2003-present) and Simmons College (2003-present).

Robert L. Reynolds (54)

Year of Election or Appointment: 2003

Mr. Reynolds is President and a Director of FMR (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and FMR Co., Inc. (2005-present). Mr. Reynolds also serves as a Director (2003-present) and Chief Operating Officer (2000-present) of FMR Corp. and a Director of Strategic Advisers, Inc. (2005-present). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000-present). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (58)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (64)

Year of Election or Appointment: 2006

Mr. Gamper also serves as a Trustee (2006-present) or Member of the Advisory Board (2005-present) of other investment companies advised by FMR. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

Robert M. Gates (62)

Year of Election or Appointment: 1997

Dr. Gates is Chairman of the Independent Trustees (2006-present). Dr. Gates is President of Texas A&M University (2002-present). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001-present), and Brinker International (restaurant management, 2003-present). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001).

George H. Heilmeier (70)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display.

Marie L. Knowles (59)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (62)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

William O. McCoy (72)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Duke Realty Corporation (real estate). He is also a partner of Franklin Street Partners (private investment management firm). In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves as Chairman of the Board of Directors of the University of North Carolina Health Care System. He also served as Vice President of Finance for the University of North Carolina (16-school system).

Cornelia M. Small (62)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (67)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (67)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Annual Report

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Keyes may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
James H. Keyes (65)

Year of Election or Appointment: 2006

Member of the Advisory Board of Fidelity Puritan Trust. Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies, 1984-present), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions, 1998-present).

Peter S. Lynch (62)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Puritan Trust. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director (1999-present) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as the Chairman of the Inner-City Scholarship Fund.

Dwight D. Churchill (52)

Year of Election or Appointment: 2005

Vice President of Balanced Fund. Mr. Churchill also serves as Vice President of certain Equity Funds (2005-present). Mr. Churchill is Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Churchill served as Senior Vice President of Fidelity Investments Money Management, Inc. (2005-2006), Head of Fidelity's Fixed-Income Division (2000-2005), Vice President of Fidelity's Money Market Funds (2000-2005), Vice President of Fidelity's Bond Funds, and Senior Vice President of FMR.

Boyce I. Greer (50)

Year of Election or Appointment: 2005

Vice President of Balanced Fund. Mr. Greer also serves as Vice President of certain Equity Funds (2005-present), certain Asset Allocation Funds (2005-present), Fixed-Income Funds (2006-present), and Money Market Funds (2006-present). Mr. Greer is also a Trustee of other investment companies advised by FMR (2003-present). He is an Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present), and Senior Vice President of Fidelity Investments Money Management, Inc. (2006-present). Previously, Mr. Greer served as a Director and Managing Director of Strategic Advisers, Inc. (2002-2005), and Executive Vice President (2000-2002) and Money Market Group Leader (1997-2002) of the Fidelity Investments Fixed Income Division. He also served as Vice President of Fidelity's Money Market Funds (1997-2002), Senior Vice President of FMR (1997-2002), and Vice President of FIMM (1998-2002).

Bruce T. Herring (40)

Year of Election or Appointment: 2006

Vice President of Balanced Fund. Mr. Herring also serves as Vice President of certain Equity Funds (2006-present). Mr. Herring is Senior Vice President of FMR (2006-present) and Vice President of FMR Co., Inc. (2001-present). Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds (2001-2005).

David L. Murphy (58)

Year of Election or Appointment: 2005

Vice President of Balanced Fund. Mr. Murphy also serves as Vice President of Fidelity's Money Market Funds (2002-present), certain Asset Allocation Funds (2003-present), Fixed-Income Funds (2005-present), and Balanced Funds (2005-present). He serves as Senior Vice President (2000-present) and Head (2004-present) of the Fidelity Investments Fixed Income Division. Mr. Murphy is also a Senior Vice President of Fidelity Investments Money Management, Inc. (2003-present) and an Executive Vice President of FMR (2005-present). Previously, Mr. Murphy served as Money Market Group Leader (2002-2004), Bond Group Leader (2000-2002), and Vice President of Fidelity's Taxable Bond Funds (2000-2002) and Fidelity's Municipal Bond Funds (2001-2002).

Thomas J. Silvia (45)

Year of Election or Appointment: 2005

Vice President of Balanced Fund. Mr. Silvia also serves as Vice President of Fidelity's Fixed-Income Funds (2005-present), certain Balanced Funds (2005-present), certain Asset Allocation Funds (2005-present), and Senior Vice President and Bond Group Leader of the Fidelity Investments Fixed-Income Division (2005-present). Previously, Mr. Silvia served as Director of Fidelity's Taxable Bond portfolio managers (2002-2004) and a portfolio manager in the Bond Group (1997-2004).

George A. Fischer (45)

Year of Election or Appointment: 2004

Vice President of Balanced Fund. Mr. Fischer also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Fischer worked as a research analyst and portfolio manager.

Lawrence Rakers (42)

Year of Election or Appointment: 2003

Vice President of Balanced Fund. Mr. Rakers also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Rakers worked as a research analyst and manager.

Eric D. Roiter (57)

Year of Election or Appointment: 1998

Secretary of Balanced Fund. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Stuart Fross (46)

Year of Election or Appointment: 2003

Assistant Secretary of Balanced Fund. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

Christine Reynolds (47)

Year of Election or Appointment: 2004

President and Treasurer of Balanced Fund. Ms. Reynolds also serves as President and Treasurer of other Fidelity funds (2004-present) and is a Vice President (2003-present) and an employee (2002-present) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

R. Stephen Ganis (40)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Balanced Fund. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (58)

Year of Election or Appointment: 2006

Chief Financial Officer of Balanced Fund. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (59)

Year of Election or Appointment: 2004

Chief Compliance Officer of Balanced Fund. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (45)

Year of Election or Appointment: 2005

Deputy Treasurer of Balanced Fund. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kimberley H. Monasterio (42)

Year of Election or Appointment: 2004

Deputy Treasurer of Balanced Fund. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Kenneth B. Robins (36)

Year of Election or Appointment: 2005

Deputy Treasurer of Balanced Fund. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (39)

Year of Election or Appointment: 2005

Assistant Treasurer of Balanced Fund. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (59)
Year of Election or Appointment: 1986 Assistant Treasurer of Balanced Fund. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (52)
Year of Election or Appointment: 2004 Assistant Treasurer of Balanced Fund. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (51)
Year of Election or Appointment: 2002 Assistant Treasurer of Balanced Fund. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Gary W. Ryan (47)

Year of Election or Appointment: 2005

Assistant Treasurer of Balanced Fund. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Balanced Fund. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

Annual Report

Distributions

The Board of Trustees of Fidelity Balanced Fund voted to pay on September 11, 2006, to shareholders of record at the opening of business on September 8, 2006, a distribution of $.86 per share derived from capital gains realized from sales of portfolio securities.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2006, $870,052,849, or, if subsequently determined to be different, the net capital gain of such year.

A total of 17.63% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $110,031,704 of distributions paid during the period January 1, 2006 to July 31, 2006 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund designates 24%, 37%, 46% and 46% of the dividends distributed in October, December, April and July, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 26%, 41%, 52% and 52% of the dividends distributed in October, December, April and July, respectively, during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2007 of amounts for use in preparing 2006 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on February 15, 2006. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees. A
	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	37,826,230,383.77	96.098
Withheld	1,536,010,182.46	3.902
TOTAL	39,362,240,566.23	100.000
Albert R. Gamper, Jr.
Affirmative	37,763,014,509.79	95.937
Withheld	1,599,226,056.44	4.063
TOTAL	39,362,240,566.23	100.000
Robert M. Gates
Affirmative	37,674,483,072.96	95.712
Withheld	1,687,757,493.27	4.288
TOTAL	39,362,240,566.23	100.000
George H. Heilmeier
Affirmative	37,748,457,238.12	95.900
Withheld	1,613,783,328.11	4.100
TOTAL	39,362,240,566.23	100.000
Edward C. Johnson 3d
Affirmative	37,532,189,641.25	95.351
Withheld	1,830,050,924.98	4.649
TOTAL	39,362,240,566.23	100.000
Stephen P. Jonas
Affirmative	37,757,585,019.59	95.923
Withheld	1,604,655,546.64	4.077
TOTAL	39,362,240,566.23	100.000
Marie L. Knowles
Affirmative	37,790,960,298.73	96.008
Withheld	1,571,280,267.50	3.992
TOTAL	39,362,240,566.23	100.000
	# of Votes	% of Votes
Ned C. Lautenbach
Affirmative	37,792,534,779.54	96.012
Withheld	1,569,705,786.69	3.988
TOTAL	39,362,240,566.23	100.000
William O. McCoy
Affirmative	37,635,159,621.12	95.612
Withheld	1,727,080,945.11	4.388
TOTAL	39,362,240,566.23	100.000
Robert L. Reynolds
Affirmative	37,724,250,371.80	95.839
Withheld	1,637,990,194.43	4.161
TOTAL	39,362,240,566.23	100.000
Cornelia M. Small
Affirmative	37,789,209,639.31	96.004
Withheld	1,573,030,926.92	3.996
TOTAL	39,362,240,566.23	100.000
William S. Stavropoulos
Affirmative	37,681,894,631.26	95.731
Withheld	1,680,345,934.97	4.269
TOTAL	39,362,240,566.23	100.000
Kenneth L. Wolfe
Affirmative	37,762,131,097.33	95.935
Withheld	1,600,109,468.90	4.065
TOTAL	39,362,240,566.23	100.000
A Denotes trust-wide proposal and voting results.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Balanced Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2006 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's portfolio managers and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that, since the last Advisory Contract renewals in July 2005, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) voluntarily entering into contractual arrangements with certain brokers pursuant to which Fidelity pays for research products and services separately out of its own resources, rather than bundling with fund commissions; (iii) launching the Fidelity Advantage Class of its five Spartan stock index funds and three Spartan bond index funds, which is a lower-fee class available to shareholders with higher account balances; (iv) contractually agreeing to impose expense limitations on Fidelity U.S. Bond Index Fund and reducing the fund's initial investment minimum; and (v) offering shareholders of each of the Fidelity Institutional Money Market Funds the privilege of exchanging shares of the fund for shares of other Fidelity funds.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance, as well as the fund's relative investment performance measured against (i) a proprietary custom index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2005, the fund's cumulative total returns, the cumulative total returns of a proprietary custom index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the fund. The fund's proprietary custom index is an index developed by FMR that represents the performance of the fund's general investment categories in both equity and bond securities.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Balanced Fund

The Board reviewed the fund's relative investment performance against its Lipper peer group and stated that the performance of the fund was in the first quartile for all the periods shown. The Board also stated that the relative investment performance of the fund compared favorably to its benchmark for all the periods shown.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board noted with favor FMR's reorganization of its senior management team in 2005 and FMR's dedication of additional resources to investment research, and participated in the process that led to those changes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 7% means that 93% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Fidelity Balanced Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2005.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of the fund's total expenses, the Board considered the fund's management fee as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the fund's total expenses ranked below its competitive median for 2005.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the fund's total expenses were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower fee rates as total fund assets under FMR's management increase, and for higher fee rates as total fund assets under FMR's management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information on several topics, including (i) Fidelity's fund profitability methodology and profitability trends within certain funds; (ii) portfolio manager compensation; (iii) the extent to which any economies of scale exist and are shared between the funds and Fidelity; (iv) the total expenses of certain funds and classes relative to competitors, including the extent to which the expenses of certain funds have been or could be capped; (v) fund performance trends; and (vi) Fidelity's fee structures, including use of performance fees.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

15445 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

19200 Von Karman Avenue
Irvine, CA

601 Larkspur Landing Circle
Larkspur, CA

10100 Santa Monica Blvd.
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73-575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

123 South Lake Avenue
Pasadena, CA

16995 Bernardo Ctr. Drive
Rancho Bernardo, CA

1220 Roseville Parkway
Roseville, CA

1740 Arden Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

11943 El Camino Real
San Diego, CA

8 Montgomery Street
San Francisco, CA

3793 State Street
Santa Barbara, CA

1200 Wilshire Boulevard
Santa Monica, CA

21701 Hawthorne Boulevard
Torrance, CA

2001 North Main Street
Walnut Creek, CA

6300 Canoga Avenue
Woodland Hills, CA

Colorado

1625 Broadway
Denver, CO

9185 Westview Road
Lone Tree, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

400 Delaware Avenue
Wilmington, DE

Florida

4400 N. Federal Highway
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

4671 Town Center Parkway
Jacksonville, FL

1907 West State Road 434
Longwood, FL

8880 Tamiami Trail, North
Naples, FL

3501 PGA Boulevard
Palm Beach Gardens, FL

3550 Tamiami Trail, South
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

2465 State Road 7
Wellington, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

875 North Michigan Ave.
Chicago, IL

1415 West 22nd Street
Oak Brook, IL

1572 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7315 Wisconsin Avenue
Bethesda, MD

One W. Pennsylvania Ave.
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

238 Main Street
Cambridge, MA

405 Cochituate Road
Framingham, MA

416 Belmont Street
Worcester, MA

Annual Report

Michigan

500 E. Eisenhower Pkwy.
Ann Arbor, MI

280 Old N. Woodward Ave.
Birmingham, MI

43420 Grand River Avenue
Novi, MI

29155 Northwestern Hwy.
Southfield, MI

Minnesota

7600 France Avenue South
Edina, MN

Missouri

1524 South Lindbergh Blvd.
St. Louis, MO

Nevada

2225 Village Walk Drive
Henderson, NV

New Jersey

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

396 Route 17, North
Paramus, NJ

3518 Route 1 North
Princeton, NJ

530 Broad Street
Shrewsbury, NJ

New York

1055 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

980 Madison Avenue
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

200 Fifth Avenue
New York, NY

733 Third Avenue
New York, NY

11 Penn Plaza
New York, NY

2070 Broadway
New York, NY

1075 Northern Blvd.
Roslyn, NY

799 Central Park Avenue
Scarsdale, NY

North Carolina

4611 Sharon Road
Charlotte, NC

7011 Fayetteville Road
Durham, NC

Ohio

3805 Edwards Road
Cincinnati, OH

1324 Polaris Parkway
Columbus, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

7493 SW Bridgeport Road
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

47 Providence Place
Providence, RI

Tennessee

6150 Poplar Avenue
Memphis, TN

Texas

10000 Research Boulevard
Austin, TX

4001 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

6560 Fannin Street
Houston, TX

6500 N. MacArthur Blvd.
Irving, TX

6005 West Park Boulevard
Plano, TX

14100 San Pedro
San Antonio, TX

1576 East Southlake Blvd.
Southlake, TX

19740 IH 45 North
Spring, TX

Utah

279 West South Temple
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

411 108th Avenue, N.E.
Bellevue, WA

1518 6th Avenue
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

595 North Barker Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Investments
Money Management, Inc.

Fidelity Research & Analysis Company
(formerly Fidelity Management &
Research (Far East) Inc.)

Fidelity Management & Research
(U.K.) Inc.

Fidelity Investments Japan Limited

Fidelity International Investment
Advisers

Fidelity International Investment
Advisers (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agent

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

BAL-UANN-0906
1.789243.103

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

Fidelity®

Low-Priced Stock

Fund

Annual Report

July 31, 2006

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the fund's most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com/holdings.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Although many securities markets made gains in early 2006, inflation concerns led to mixed results through the year's mid-point. Financial markets are always unpredictable. There are, however, a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2006	Past 1 year	Past 5 years	Past 10 years
Fidelity® Low-Priced Stock Fund	6.38%	14.42%	15.81%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity ® Low-Priced Stock Fund on July 31, 1996. The chart shows how the value of your investment would have changed, and also shows how the Russell 2000® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Joel Tillinghast, Portfolio Manager of Fidelity® Low-Priced Stock Fund

As measured by the Dow Jones Wilshire 5000 Composite IndexSM - the broadest measure of U.S. equity market performance - stocks did well for most of the 12-month period ending July 31, 2006, before faltering. For the one-year time frame as a whole, the Dow Jones Wilshire benchmark rose 5.43%. That was nearly identical to the 5.38% gain of the Standard & Poor's 500SM Index, a broad market proxy that's a reflection of larger-cap stocks. Stocks were resilient early on, bouncing back quickly after Hurricanes Katrina and Rita caused energy prices to spike to record-high levels. Buoyed by strong corporate earnings and solid economic growth, the S&P 500® ran off six consecutive months of positive returns from November through April. However, stocks pulled back for most of the remainder of the period. A slowdown in economic expansion and consumer spending, reaccelerating energy prices and continued interest rate hikes by the Federal Reserve Board cooled equity performance. Among other widely quoted market yardsticks, the Dow Jones Industrial AverageSM returned 7.59%, while the NASDAQ Composite® Index dropped 3.47%.

Low-Priced Stock Fund returned 6.38% for the 12 months ending July 31, 2006, outpacing the Russell 2000® Index, which rose 4.24%. The fund outperformed the index mainly because of its stock selection and overweighted positions in energy and materials, as both sectors continued to benefit from substantial price increases in most commodities due to strong global demand. Favorable stock selection in the consumer staples and information technology sectors also helped, as did maintaining a sizable underweighting in the still-weak semiconductors industry. Among the fund's best-performing individual holdings were Brazilian oil producer Petrobras, all-natural drinks maker Hansen Natural, British homebuilder Barratt Developments, and grocery store chain Safeway. An average cash position of just over 10% helped performance, as did favorable currency movements associated with the fund's large stake in non-U.S. stocks. Detractors during the period included sectors and companies that were most affected by rising interest rates, notably some of our holdings in parts of the consumer discretionary and financials sectors. Among the worst-hit were those stocks closely aligned with the suffering housing market, such as national homebuilder D.R. Horton and First Bancorp, a Puerto Rican mortgage lender.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2006 to July 31, 2006).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Annual Report

Shareholder Expense Example - continued

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value February 1, 2006	Ending Account Value July 31, 2006	Expenses Paid During Period* February 1, 2006 to July 31, 2006
Actual	$ 1,000.00	$ 974.00	$ 4.40
Hypothetical (5% return per year before expenses)	$ 1,000.00	$ 1,020.33	$ 4.51

* Expenses are equal to the Fund's annualized expense ratio of .90%; multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes

Top Ten Stocks as of July 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Petroleo Brasileiro SA Petrobras sponsored ADR	2.6	2.5
Safeway, Inc.	2.0	1.7
D.R. Horton, Inc.	1.9	3.0
Health Management Associates, Inc. Class A	1.4	1.4
Next PLC	1.3	1.2
Barratt Developments PLC	1.2	1.1
Oracle Corp.	1.1	0.8
Dollar General Corp.	1.1	0.4
The PMI Group, Inc.	1.1	1.0
Constellation Brands, Inc. Class A (sub. vtg.)	1.0	1.1
	14.7
Top Five Market Sectors as of July 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	22.9	23.3
Information Technology	11.8	10.9
Financials	11.7	12.7
Energy	11.2	9.9
Industrials	9.6	9.5
Asset Allocation (% of fund's net assets)
As of July 31, 2006 *		As of January 31, 2006 **
	Stocks 89.4%		Stocks, Investment Companies and Equity Futures 93.0%
	Short-Term Investments and Net Other Assets 10.6%		Short-Term Investments and Net Other Assets 7.0%
* Foreign investments	27.3%	** Foreign investments	27.8%

Annual Report

Investments July 31, 2006

Showing Percentage of Net Assets

Common Stocks - 89.4%
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 22.9%
Auto Components - 1.5%
American Axle & Manufacturing Holdings, Inc. (e)	5,016,300	$ 82,167
ArvinMeritor, Inc. (e)	7,022,100	115,584
Brembo Spa	100,000	990
Drew Industries, Inc. (a)(e)	1,844,600	43,035
Dura Automotive Systems, Inc. Class A (a)	239,281	148
FCC Co. Ltd. (d)	700,000	13,951
Federal Screw Works (e)	156,250	2,422
Halla Climate Control Co.	315,000	2,952
Intermet Corp. (a)	10	0
INZI Controls Co. Ltd. (e)	919,357	8,605
Johnson Controls, Inc.	2,200,000	168,872
Motonic Corp.	78,310	2,952
Murakami Corp. (e)	750,000	6,247
Musashi Seimitsu Industry Co. Ltd. (d)	200,000	4,300
Owari Precise Products Co. Ltd.	140,000	580
Piolax, Inc. (e)	899,700	17,617
Samsung Climate Control Co. Ltd.	330,050	2,011
Sewon Precision Industries Co. Ltd.	41,860	1,685
Stoneridge, Inc. (a)(e)	2,176,625	21,418
Strattec Security Corp. (a)(e)	500,000	20,025
Tachi-S Co. Ltd.	500,800	4,289
Tower Automotive, Inc. (a)(e)	3,443,400	344
Toyota Auto Body Co. Ltd.	170,000	2,823
Yutaka Giken Co. Ltd.	418,600	10,917
		533,934
Automobiles - 0.1%
Glendale International Corp.	370,300	1,211
Monaco Coach Corp. (e)	1,664,819	17,730
National R.V. Holdings, Inc. (a)	352,881	1,659
		20,600
Distributors - 0.2%
Advanced Marketing Services, Inc. (a)(e)	1,877,800	7,323
Compania de Distribucion Integral Logista SA	500,000	29,801
Computerlinks AG	10,000	153
Educational Development Corp. (e)	372,892	2,592
Goodfellow, Inc. (e)	400,000	9,477
Medion AG (d)	375,000	4,598
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - continued
Distributors - continued
Strongco Income Fund (d)	400,000	$ 7,706
Uni-Select, Inc.	878,500	23,406
		85,056
Diversified Consumer Services - 1.4%
Career Education Corp. (a)(e)	9,818,386	279,431
Corinthian Colleges, Inc. (a)(e)	6,999,990	93,940
Jackson Hewitt Tax Service, Inc.	25,000	853
Johnan Academic Preparatory Institute, Inc.	100,000	298
Kyoshin Co. Ltd.	130,000	556
Matthews International Corp. Class A	814,782	27,980
Meiko Network Japan Co. Ltd.	250,000	1,271
Regis Corp.	1,250,000	42,100
Shingakukai Co. Ltd.	200,000	1,430
Shuei Yobiko Co. Ltd.	75,000	1,308
Steiner Leisure Ltd. (a)(e)	1,670,000	67,101
Up, Inc. (e)	660,000	4,548
Wao Corp.	100,000	488
		521,304
Hotels, Restaurants & Leisure - 3.2%
Applebee's International, Inc. (e)	8,250,000	146,520
ARK Restaurants Corp.	121,891	3,242
Benihana, Inc. (a)	223,281	4,926
Brinker International, Inc. (e)	4,637,100	150,242
Canterbury Park Holding Corp.	104,000	1,394
CEC Entertainment, Inc. (a)(e)	3,700,000	109,261
Domino's Pizza UK & IRL PLC	75,000	700
Domino's Pizza, Inc.	1,400,000	31,836
Enterprise Inns PLC	1,000,000	18,157
Flanigan's Enterprises, Inc.	84,300	953
Flight Centre LTD	20,000	176
Frisch's Restaurants, Inc.	21,800	509
Gondola Holdings PLC	3,286,069	20,503
Jack in the Box, Inc. (a)(e)	3,550,000	140,012
Monarch Casino & Resort, Inc. (a)	743,598	14,009
Multimedia Games, Inc. (a)(d)(e)	2,139,950	20,950
Papa John's International, Inc. (a)(e)	2,899,986	93,206
Punch Taverns Ltd.	350,000	5,754
Ruby Tuesday, Inc. (e)	6,372,030	139,930
Ruth's Chris Steak House, Inc.	100,000	1,775
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - continued
Hotels, Restaurants & Leisure - continued
Ryan's Restaurant Group, Inc. (a)(e)	3,922,900	$ 61,825
Sonic Corp. (a)(e)	9,000,000	177,120
Sportscene Group, Inc. Class A (e)	406,500	5,299
		1,148,299
Household Durables - 5.9%
Abbey PLC (e)	3,407,000	37,862
Barratt Developments PLC (e)	23,958,099	433,675
Beazer Homes USA, Inc.	1,350,000	56,282
Bellway PLC (e)	9,500,000	208,344
Blyth, Inc. (e)	4,098,700	71,604
Chitaly Holdings Ltd.	1,634,000	248
Chromcraft Revington, Inc. (a)(e)	957,300	11,248
D.R. Horton, Inc. (e)	31,268,752	670,089
Decorator Industries, Inc. (e)	243,515	2,094
Dominion Homes, Inc. (a)(d)(e)	820,000	6,339
Helen of Troy Ltd. (a)(e)	3,000,200	53,794
Henry Boot PLC (e)	2,515,000	38,995
Hovnanian Enterprises, Inc. Class A (d)(e)	6,172,200	169,057
HTL International Holdings Ltd. (e)	26,512,500	19,647
Lenox Group, Inc. (a)(e)	1,390,500	9,678
Libbey, Inc. (e)	1,404,800	11,140
M/I Homes, Inc. (d)(e)	1,730,000	55,741
Meritage Homes Corp. (a)	800,000	31,016
Ngai Lik Industrial Holdings Ltd. (e)	52,404,000	5,058
P&F Industries, Inc. Class A (a)(e)	358,249	3,815
Redrow PLC	1,000,000	9,284
Southern Energy Homes, Inc. (a)(e)	1,400,100	9,633
Standard Pacific Corp.	1,690,400	37,747
Stanley Furniture Co., Inc. (e)	1,300,000	29,432
Techtronic Industries Co. Ltd.	18,000,000	24,231
Toso Co. Ltd.	375,000	1,210
Tsann Kuen Enterprise Co. Ltd.	7,560,000	9,604
Yankee Candle Co., Inc. (e)	4,540,000	110,367
		2,127,234
Internet & Catalog Retail - 0.1%
Belluna Co. Ltd. (d)	952,700	16,578
Sportsmans Guide, Inc. (a)	357,102	11,009
		27,587
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - continued
Leisure Equipment & Products - 0.4%
Asia Optical Co., Inc.	1,540,011	$ 7,901
JAKKS Pacific, Inc. (a)	1,364,956	22,508
Johnson Health Tech Co. Ltd.	1,115,400	6,438
Jumbo SA	1,320,120	16,357
Marine Products Corp. (d)(e)	3,882,300	33,232
Pool Corp.	900,000	35,037
Premier Image Technology Corp.	1,500,000	2,153
RC2 Corp. (a)	86,350	2,925
Trigano SA	100,000	4,918
Western Metals Corp. (e)	713,200	257
		131,726
Media - 0.7%
Astral Media, Inc. Class A (non-vtg.)	270,000	8,745
Carrere Group (a)	55,000	1,440
CBS Corp. Class B	1,000,000	27,430
Championship Auto Racing Teams, Inc. (a)(e)	1,471,600	0
Chime Communications PLC (e)	14,800,000	10,091
Chubu-Nippon Broadcasting Co. Ltd.	7,800	85
Cofina SGPS SA	160,000	770
Cossette Communication Group, Inc. (sub. vtg.) (a)	390,500	3,037
EchoStar Communications Corp. Class A (a)	350,000	12,268
Johnston Press PLC	14,000,927	98,210
P4 Radio Hele Norge ASA	450,000	1,609
Saga Communications, Inc. Class A (a)(e)	1,809,800	13,754
TVA Group, Inc. Class B (non-vtg.)	2,086,100	29,459
Westwood One, Inc. (e)	4,470,200	29,772
		236,670
Multiline Retail - 2.9%
Conn's, Inc. (a)(d)	329,768	8,482
Daiwa Co. Ltd.	289,000	860
Dollar General Corp. (d)(e)	29,520,500	396,165
Dollar Tree Stores, Inc. (a)(e)	5,632,422	149,822
Don Quijote Co. Ltd. (d)	75,000	1,390
Gifi (a)(d)	70,000	2,548
Harvey Norman Holdings Ltd.	12,000,000	31,539
Next PLC (e)	14,400,000	459,451
Thanks Japan Corp.	235,000	1,332
Tuesday Morning Corp. (d)	525,100	7,593
		1,059,182
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - continued
Specialty Retail - 3.9%
ARB Corp. Ltd.	500,000	$ 1,215
AutoZone, Inc. (a)	955,400	83,951
Bed Bath & Beyond, Inc. (a)	9,338,667	312,659
Big 5 Sporting Goods Corp.	87,210	1,694
BMTC Group, Inc. Class A (sub. vtg.)	3,200,000	52,061
Bricorama SA	30,000	1,667
Camaieu SA (d)	10,000	1,954
Claire's Stores, Inc.	1,902,607	47,622
Clinton Cards PLC	9,500,000	9,006
Finlay Enterprises, Inc. (a)(e)	988,722	7,742
Footstar, Inc. (a)(e)	2,016,000	8,971
French Connection Group PLC	4,700,000	16,528
Friedmans, Inc. Class A (a)(e)	1,500,000	0
Genesco, Inc. (e)	2,328,700	63,038
Glentel, Inc. (a)	90,200	454
Group 1 Automotive, Inc.	1,000,000	61,320
Hibbett Sporting Goods, Inc. (a)	30,000	593
Home Depot, Inc.	50,000	1,736
Hot Topic, Inc. (a)(e)	4,492,400	66,083
JB Hi-Fi Ltd. (d)	100,000	372
JJB Sports PLC	4,300,000	14,579
John David Group PLC	1,000,000	5,389
Jos. A. Bank Clothiers, Inc. (a)(d)	290,300	7,310
Komplett ASA (e)	994,950	13,741
La Senza Corp. (sub. vtg.)	53,700	1,151
Le Chateau, Inc. Class A (sub. vtg.)	332,300	11,132
Lithia Motors, Inc. Class A (sub. vtg.)	1,126,100	31,733
Matalan PLC (d)	4,100,000	13,231
Monro Muffler Brake, Inc. (e)	800,013	24,808
Monsoon PLC (a)	4,200,000	30,167
Mothers Work, Inc. (a)(d)(e)	521,042	18,195
Mr. Bricolage SA	347,261	6,498
Nishimatsuya Chain Co. Ltd.	100,000	1,906
O'Reilly Automotive, Inc. (a)	125,000	3,544
Osim International Ltd.	10,380,720	11,177
Pacific Sunwear of California, Inc. (a)(e)	7,549,800	125,931
Pomeroy IT Solutions, Inc. (a)(e)	1,290,645	9,164
Rent-A-Center, Inc. (a)	1,588,200	42,770
Rex Stores Corp. (a)(e)	1,400,000	19,586
RONA, Inc. (a)	375,000	6,711
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
Ross Stores, Inc.	5,000,000	$ 124,450
ScS Upholstery PLC (e)	2,438,000	21,314
Sincere Watch Ltd.	1,659,000	862
Sonic Automotive, Inc. Class A (sub. vtg.)	3,041,000	69,943
The Cato Corp. Class A (sub. vtg.)	800,210	19,461
Topps Tiles PLC	4,050,000	19,671
Williams-Sonoma, Inc.	40,000	1,272
Wilsons Leather Experts, Inc. (a)	696,986	2,481
		1,396,843
Textiles, Apparel & Luxury Goods - 2.6%
Bijou Brigitte Modische Accessoires AG (d)	30,000	8,124
Billabong International Ltd.	1,000,000	11,072
Cherokee, Inc. (e)	556,613	21,970
Danier Leather, Inc. (sub. vtg.)	400,000	2,545
Delta Apparel, Inc. (e)	851,700	14,854
Folli Follie SA	700,000	16,202
Fossil, Inc. (a)(e)	7,114,000	129,190
Gildan Activewear, Inc. Class A (a)(e)	4,200,000	179,417
Hampshire Group Ltd. (a)(e)	939,557	15,512
Handsome Co. Ltd.	1,491,230	22,950
JLM Couture, Inc. (a)(e)	197,100	493
Jones Apparel Group, Inc.	784,337	23,216
K-Swiss, Inc. Class A	637,588	17,833
Kenneth Cole Productions, Inc. Class A (sub. vtg.)	1,211,100	29,175
Liz Claiborne, Inc.	4,209,900	148,820
Marimekko Oyj	200,000	3,600
Movado Group, Inc.	700,000	15,771
Perry Ellis International, Inc. (a)(e)	594,010	15,361
Quiksilver, Inc. (a)(e)	11,983,000	155,180
Rocky Brands, Inc. (a)(e)	538,458	5,961
Tandy Brands Accessories, Inc.	65,542	688
Ted Baker PLC	350,000	3,292
Timberland Co. Class A (a)(e)	2,927,300	75,378
Van de Velde	150,000	6,606
		923,210
TOTAL CONSUMER DISCRETIONARY		8,211,645
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER STAPLES - 8.0%
Beverages - 1.8%
Baron de Ley SA (a)	200,000	$ 10,730
C&C Group PLC	3,000,000	31,423
Constellation Brands, Inc. Class A (sub. vtg.) (a)	15,000,900	366,922
Hansen Natural Corp. (a)(d)	4,000,016	183,961
Pepsi Bottling Group, Inc.	1,499,961	49,874
		642,910
Food & Staples Retailing - 4.2%
BJ's Wholesale Club, Inc. (a)(e)	7,006,000	199,531
Central European Distribution Corp. (a)(d)	1,002,500	24,160
CVS Corp.	7,000,000	229,040
Majestic Wine PLC	50,016	282
Metro, Inc. Class A (sub. vtg.) (e)	9,687,700	255,548
Ministop Co. Ltd.	100,000	1,871
Ozeki Co. Ltd.	540,000	15,119
President Chain Store Corp.	4,000,600	8,369
Safeway, Inc. (e)	25,000,900	702,025
San-A Co. Ltd.	100,000	3,288
Sligro Food Group NV	692,763	39,378
Sundrug Co. Ltd. (d)	900,000	20,999
Tsuruha Holdings, Inc.	55,000	2,101
Village Super Market, Inc. Class A	39,870	2,621
Welcia Kanto Co. Ltd.	6,900	162
Yaoko Co. Ltd.	100,000	2,246
		1,506,740
Food Products - 1.2%
American Italian Pasta Co. Class A (d)(e)	1,843,000	15,315
Cagle's, Inc. Class A (a)(e)	474,000	2,963
Diamond Foods, Inc.	345,674	5,310
Food Empire Holdings Ltd.	3,608,000	1,097
Fresh Del Monte Produce, Inc. (d)(e)	5,801,300	97,462
Greggs PLC	182,000	12,188
IAWS Group PLC (Ireland)	4,250,000	78,717
Imperial Sugar Co.	248,900	5,959
Industrias Bachoco SA de CV sponsored ADR	2,515,000	45,270
Interstate Bakeries Corp. (a)(e)	2,848,716	18,944
Kerry Group PLC Class A	800,000	16,146
Monterey Gourmet Foods, Inc. (a)(e)	1,181,205	6,249
People's Food Holdings Ltd.	11,000,000	7,037
Robert Wiseman Dairies PLC	100,000	770
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER STAPLES - continued
Food Products - continued
Samyang Genex Co. Ltd.	120,000	$ 9,335
Saputo, Inc.	1,400,000	43,685
Select Harvests Ltd.	100,318	988
Singapore Food Industries Ltd.	3,500,000	2,028
Smithfield Foods, Inc. (a)	500,000	14,225
Sunjin Co. Ltd. (e)	219,400	8,442
United Food Holdings Ltd.	22,400,000	3,405
Want Want Holdings Ltd.	13,500,000	19,440
		414,975
Household Products - 0.0%
Church & Dwight Co., Inc.	265,400	9,687
Personal Products - 0.2%
DSG International Ltd. (a)(e)	446,800	0
Nature's Sunshine Products, Inc.	612,890	5,173
NBTY, Inc. (a)	2,000,000	59,060
Sarantis SA (Reg.)	100,000	1,014
		65,247
Tobacco - 0.6%
Loews Corp. - Carolina Group	3,600,029	206,570
TOTAL CONSUMER STAPLES		2,846,129
ENERGY - 11.2%
Energy Equipment & Services - 2.8%
AKITA Drilling Ltd. Class A (non-vtg.)	1,777,000	35,081
Basic Energy Services, Inc.	850,000	22,950
Bolt Technology Corp. (a)	263,600	3,717
Bristow Group, Inc. (a)(e)	2,335,700	79,157
Calfrac Well Services Ltd.	144,800	3,608
CCS Income Trust (d)	2,000,000	66,260
CHC Helicopter Corp. Class A (sub. vtg.)	2,356,900	51,862
Enerflex Systems Ltd.	525,000	15,473
Ensign Energy Services, Inc.	3,700,000	81,154
Farstad Shipping ASA (e)	2,500,000	50,368
Fugro NV (Certificaten Van Aandelen) unit	2,400,000	102,975
Grey Wolf, Inc. (a)	800,000	6,128
Gulf Island Fabrication, Inc.	599,988	14,886
Lufkin Industries, Inc.	200,390	12,426
NQL Energy Services, Inc. Class A (a)	1,900,200	13,333
Common Stocks - continued
	Shares	Value (Note 1) (000s)
ENERGY - continued
Energy Equipment & Services - continued
Oil States International, Inc. (a)(e)	4,257,030	$ 136,906
Pason Systems, Inc. (e)	5,000,000	71,801
Patterson-UTI Energy, Inc.	600,000	16,992
PHI, Inc. (a)	259,300	8,425
PHI, Inc. (non-vtg.) (a)	98,852	3,120
ProSafe ASA (d)(e)	2,200,000	130,469
Solstad Offshore ASA	1,300,000	25,346
Total Energy Services Trust (d)	2,748,000	40,117
Wenzel Downhole Tools Ltd. (a)	580,500	1,359
		993,913
Oil, Gas & Consumable Fuels - 8.4%
Adams Resources & Energy, Inc. (e)	421,700	17,024
Alpha Natural Resources, Inc. (a)	460,000	7,438
Callon Petroleum Co. (a)	316,500	5,903
Chesapeake Energy Corp.	10,612,045	349,136
Cimarex Energy Co.	580,500	23,702
CNPC (Hong Kong) Ltd.	27,000,000	15,498
ConocoPhillips	3,250,000	223,080
Det Norske Oljeselskap ASA (DNO) (A Shares) (d)	15,000,000	29,002
Encore Acquisition Co. (a)(e)	2,640,700	80,436
ENI Spa	2,500,000	76,725
Euronav NV	500,000	16,580
Hankook Shell Oil Co. Ltd. (e)	77,730	4,744
Harvest Natural Resources, Inc. (a)(d)	1,700,000	23,783
Holly Corp.	300,000	15,180
Mariner Energy, Inc. (a)	3,603,800	64,905
Michang Oil Industrial Co. Ltd. (e)	173,900	2,804
National Energy Group, Inc. (a)	548,313	2,890
Nissin Shoji Co. Ltd.	150,000	1,308
Occidental Petroleum Corp.	840,000	90,510
Oil Search Ltd.	23,000,463	72,611
Panhandle Royalty Co. Class A	360,286	6,842
Petrohawk Energy Corp. (a)	7,755,000	90,889
Petroleo Brasileiro SA Petrobras sponsored ADR	10,000,000	918,769
Petroleum Development Corp. (a)(e)	1,275,000	56,789
Repsol YPF SA sponsored ADR	1,000,000	28,270
Statoil ASA sponsored ADR	1,950,000	58,286
Swift Energy Co. (a)	1,000,000	48,000
Tap Oil NL (a)(e)	9,100,000	13,771
Common Stocks - continued
	Shares	Value (Note 1) (000s)
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Teekay Shipping Corp. (e)	4,150,000	$ 178,284
Tesoro Corp.	1,000,000	74,800
Top Tankers, Inc.	550,000	3,355
Tsakos Energy Navigation Ltd.	370,000	16,543
UK Coal PLC	7,000,000	25,368
USEC, Inc. (e)	8,618,000	90,748
Valhalla Uranium Ltd.	57,768	61
W&T Offshore, Inc. (e)	6,130,000	208,788
Whiting Petroleum Corp. (a)	100,000	4,670
World Fuel Services Corp.	1,097,012	51,911
		2,999,403
TOTAL ENERGY		3,993,316
FINANCIALS - 11.7%
Capital Markets - 0.3%
Investors Financial Services Corp.	2,468,986	110,660
Massachusetts Financial Corp. Class A (a)(e)	763,800	1,146
Norvestia Oyj (B Shares)	675,000	7,105
		118,911
Commercial Banks - 2.9%
Anglo Irish Bank Corp. PLC	14,850,257	216,626
Bank of the Ozarks, Inc. (e)	1,587,200	51,013
BOK Financial Corp.	995,969	51,223
Cascade Bancorp (d)	311,960	10,760
Cascade Financial Corp.	147,984	2,294
Cathay General Bancorp (e)	3,581,213	131,610
Columbia Bancorp, Oregon (d)	43,682	1,068
Epic Bancorp (e)	254,965	3,761
First Bancorp, Puerto Rico (d)(e)	7,936,000	75,313
First National Lincoln Corp., Maine	79,527	1,412
Great Southern Bancorp, Inc.	328,676	9,032
Hanmi Financial Corp.	1,789,952	34,081
International Bancshares Corp.	1,500,049	43,456
London Scottish Bank PLC	1,600,000	3,348
Merrill Merchants Bancshares, Inc.	107,864	2,577
Nara Bancorp, Inc.	862,123	15,872
Northern Empire Bancshares (d)	168,154	3,952
Northrim Bancorp, Inc.	140,362	3,474
Old Second Bancorp, Inc.	64,675	1,925
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - continued
Commercial Banks - continued
Oriental Financial Group, Inc. (e)	1,333,576	$ 16,763
OTP Bank Rt.	100,000	2,977
OTP Bank Rt. unit	200,000	11,960
Popular, Inc.	7,000,012	125,930
Prosperity Bancshares, Inc.	499,980	17,584
R&G Financial Corp. Class B (e)	1,860,500	15,442
Ringerikes Sparebank (e)	49,950	1,461
Ringkjoebing Bank (Reg.)	75,000	9,308
S.Y. Bancorp, Inc. (e)	852,396	25,163
Smithtown Bancorp, Inc. (d)	297,969	7,938
Southwest Bancorp, Inc., Oklahoma	699,969	18,486
Sparebanken More (primary capital certificate)	70,000	3,025
Sparebanken Rogaland (primary capital certificate)	290,000	8,364
Sterling Bancorp, New York (e)	1,316,200	26,548
Sydbank AS	1,500,000	51,356
UCBH Holdings, Inc.	1,217,800	20,313
		1,025,415
Consumer Finance - 0.5%
ACE Cash Express, Inc. (a)(e)	1,264,861	37,275
Aeon Credit Service (Asia) Co. Ltd.	12,776,000	9,537
Cattles PLC (e)	17,500,000	109,024
JCG Holdings Ltd.	16,000,000	12,108
Nicholas Financial, Inc. (a)(e)	534,550	7,580
		175,524
Diversified Financial Services - 0.0%
Newship Ltd. (e)	2,500	675
OKO Bank (A Shares)	1,100,000	17,184
		17,859
Insurance - 5.5%
Assurant, Inc.	4,000,000	192,680
Axis Capital Holdings Ltd.	4,800,000	141,888
Commerce Group, Inc., Massachusetts	553,200	16,712
Direct General Corp. (e)	2,116,300	35,109
Endurance Specialty Holdings Ltd.	907,700	27,558
Fidelity National Financial, Inc.	1,300,000	49,855
Fidelity National Title Group, Inc. Class A (d)	1,211,350	22,858
Financial Industries Corp. (a)(e)	1,302,480	11,071
Genworth Financial, Inc. Class A (non-vtg.)	8,500,000	291,550
IPC Holdings Ltd. (e)	3,998,600	114,960
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - continued
Insurance - continued
Montpelier Re Holdings Ltd.	800,000	$ 14,464
National Interstate Corp.	277,401	7,146
National Western Life Insurance Co. Class A (e)	233,238	53,645
Nationwide Financial Services, Inc. Class A (sub. vtg.)	3,500,000	157,780
Old Republic International Corp.	4,512,425	95,979
Philadelphia Consolidated Holdings Corp. (a)	3,450,000	116,852
Protective Life Corp.	2,146,600	99,409
RenaissanceRe Holdings Ltd.	3,100,000	160,611
Universal American Financial Corp. (a)	1,211,224	15,019
UnumProvident Corp. (d)(e)	19,000,000	308,370
UnumProvident Corp. unit (e)	800,000	20,832
		1,954,348
Real Estate Investment Trusts - 0.1%
Equity Residential (SBI)	350,000	16,279
UMH Properties, Inc.	193,000	2,982
VastNed Offices/Industrial NV	75,000	2,678
		21,939
Real Estate Management & Development - 0.1%
Housevalues, Inc. (a)(d)	1,025,754	5,457
Tejon Ranch Co. (a)(d)(e)	980,300	40,006
		45,463
Thrifts & Mortgage Finance - 2.3%
Coastal Financial Corp.	527,240	6,907
Commercial Capital Bancorp, Inc.	3	0
Doral Financial Corp. (d)(e)	7,300,000	37,376
Farmer Mac Class C (non-vtg.)	361,900	9,710
First Mutual Bancshares, Inc. (e)	523,974	14,204
Fremont General Corp. (e)	5,100,000	90,525
Harbor Florida Bancshares, Inc.	449,973	19,898
HMN Financial, Inc.	43,004	1,546
Logansport Financial Corp.	35,000	606
NetBank, Inc.	100,000	550
North Central Bancshares, Inc. (e)	141,320	5,653
Northern Rock PLC	2,000,000	41,658
Radian Group, Inc.	2,300,000	141,519
Severn Bancorp, Inc.	395,519	7,436
The PMI Group, Inc. (e)	8,925,000	378,956
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - continued
Thrifts & Mortgage Finance - continued
W Holding Co., Inc. (e)	10,115,548	$ 53,309
Washington Savings Bank Fsb (a)(e)	462,150	3,720
		813,573
TOTAL FINANCIALS		4,173,032
HEALTH CARE - 9.4%
Biotechnology - 0.0%
Vital BioTech Holdings Ltd.	5,000,000	100
Health Care Equipment & Supplies - 1.8%
Biomet, Inc.	4,612,373	151,932
Cantel Medical Corp. (a)(e)	1,547,650	22,255
Cochlear Ltd.	500,000	20,336
Cooper Companies, Inc. (e)	2,500,012	110,501
Cytyc Corp. (a)	200,000	4,920
Escalon Medical Corp. (a)(d)(e)	585,100	2,838
Exactech, Inc. (a)(e)	1,133,700	15,815
Golden Meditech Co. Ltd.	12,384,000	3,347
Invacare Corp.	1,394,100	29,318
Kensey Nash Corp. (a)(d)	400,000	11,304
Kinetic Concepts, Inc. (a)	1,004,400	44,756
Lifecore Biomedical, Inc. (a)	110,000	1,624
Medical Action Industries, Inc. (a)(e)	1,045,500	23,179
Merit Medical Systems, Inc. (a)(e)	2,720,700	39,505
Moulin Global Eyecare Hlds Ltd. (a)	5,000,167	0
Nakanishi, Inc.	220,000	25,329
National Dentex Corp. (a)(e)	490,625	11,260
Nutraceutical International Corp. (a)(e)	1,143,504	16,146
Orthofix International NV (a)(e)	1,413,200	55,680
Osteotech, Inc. (a)	521,005	2,021
Pihsiang Machinery Manufacturing Co.	195,435	389
Symmetry Medical, Inc. (a)	295,000	4,286
Theragenics Corp. (a)(e)	2,966,000	9,254
Utah Medical Products, Inc. (e)	473,300	14,171
Young Innovations, Inc. (e)	834,335	29,202
		649,368
Health Care Providers & Services - 5.6%
Allied Healthcare International, Inc. (a)	75,000	203
American HomePatient, Inc. (a)(e)	1,735,000	2,394
Common Stocks - continued
	Shares	Value (Note 1) (000s)
HEALTH CARE - continued
Health Care Providers & Services - continued
AMERIGROUP Corp. (a)(e)	3,400,000	$ 98,940
AmSurg Corp. (a)(e)	2,430,012	53,873
Apria Healthcare Group, Inc. (a)(e)	4,481,100	78,509
Bio-Reference Laboratories, Inc. (a)	450,000	10,598
Centene Corp. (a)	1,350,000	21,938
CML Healthcare Income Fund (d)	3,234,400	42,874
Community Health Systems, Inc. (a)	2,000,000	72,520
Corvel Corp. (a)(e)	874,967	22,443
Coventry Health Care, Inc. (a)	400,000	21,080
Grupo Casa Saba SA de CV sponsored ADR (d)	192,400	4,062
Health Management Associates, Inc. Class A (e)	24,718,900	502,535
Healthspring, Inc.	550,000	10,236
Horizon Health Corp. (a)(e)	825,000	10,874
Japan Medical Dynamic Marketing, Inc. (d)	100,000	468
LifePoint Hospitals, Inc. (a)(d)(e)	3,375,000	113,704
Lincare Holdings, Inc. (a)(e)	9,400,000	327,214
Magellan Health Services, Inc. (a)	335,000	16,103
National Healthcare Corp. (e)	1,000,000	46,190
Odyssey Healthcare, Inc. (a)(e)	2,838,000	51,112
Omnicare, Inc.	1,000,000	45,260
Option Care, Inc. (d)(e)	3,196,894	36,157
Patterson Companies, Inc. (a)	850,000	28,271
RehabCare Group, Inc. (a)(e)	1,283,700	24,031
ResCare, Inc. (a)	1,000,024	19,020
U.S. Physical Therapy, Inc. (a)	346,104	5,292
United Drug PLC:
(Ireland)	2,629,050	11,519
(United Kingdom)	906,695	3,955
UnitedHealth Group, Inc.	6,000,000	286,980
Universal Health Services, Inc. Class B	572,000	32,032
		2,000,387
Health Care Technology - 0.3%
Dendrite International, Inc. (a)	1,015,000	9,247
IMS Health, Inc.	2,800,000	76,832
Per-Se Technologies, Inc. (a)	700,000	16,709
		102,788
Life Sciences Tools & Services - 0.2%
Albany Molecular Research, Inc. (a)	900,008	8,100
Charles River Laboratories International, Inc. (a)	117,152	4,159
Common Stocks - continued
	Shares	Value (Note 1) (000s)
HEALTH CARE - continued
Life Sciences Tools & Services - continued
ICON PLC sponsored ADR (a)	915,000	$ 60,244
PRA International (a)	604,173	13,981
Seracare Life Sciences, Inc. (a)	200,000	1,030
Waters Corp. (a)	100,000	4,068
		91,582
Pharmaceuticals - 1.5%
Far East Pharmaceutical Technology Co. Ltd. (a)	13,000,000	0
Fornix Biosciences NV	112,922	3,606
Il Dong Pharmaceutical Co. Ltd.	140,010	5,130
Merck & Co., Inc.	5,000,000	201,350
Par Pharmaceutical Companies, Inc. (a)	200,000	3,048
Pfizer, Inc.	11,500,000	298,885
Sciele Pharma, Inc. (a)(d)	800,000	16,352
Tong Ren Tang Technologies Co. Ltd. (H Shares)	400,000	738
Torii Pharmaceutical Co. Ltd.	107,600	1,870
Whanin Pharmaceutical Co. Ltd.	280,000	4,339
		535,318
TOTAL HEALTH CARE		3,379,543
INDUSTRIALS - 9.6%
Aerospace & Defense - 0.9%
Astronics Corp. (a)(e)	597,112	7,840
CAE, Inc. (e)	15,800,400	120,779
Cobham PLC	6,000,000	18,634
Ducommun, Inc. (a)(e)	1,005,600	18,091
Magellan Aerospace Corp. (a)	1,000,000	2,253
Moog, Inc. Class A (a)(e)	3,197,400	110,918
Pemco Aviation Group, Inc. (a)(e)	245,280	2,453
The Allied Defense Group, Inc. (a)	61,488	1,101
Triumph Group, Inc. (a)	500,000	23,995
		306,064
Air Freight & Logistics - 0.0%
AirNet Systems, Inc. (a)(e)	593,400	1,780
Baltrans Holdings Ltd.	6,000,000	4,672
Park-Ohio Holdings Corp. (a)	235,204	3,937
		10,389
Airlines - 0.3%
ExpressJet Holdings, Inc. Class A (a)(e)	5,464,206	37,375
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Airlines - continued
MAIR Holdings, Inc. (a)(d)(e)	2,000,026	$ 11,100
Pinnacle Airlines Corp. (a)(d)	568,353	3,325
Republic Airways Holdings, Inc. (a)	1,539,687	25,590
Ryanair Holdings PLC sponsored ADR (a)	450,000	25,430
		102,820
Building Products - 2.0%
Aaon, Inc.	451,338	10,543
Ameron International Corp.	218,900	12,331
Chosun Refractories Co.	118,000	5,374
Dynasty Ceramic PCL (For. Reg.)	500,000	180
Goodman Global, Inc.	400,600	4,927
Insteel Industries, Inc.	219,458	4,543
Kingspan Group PLC (Ireland)	3,500,000	58,075
Kondotec, Inc.	259,400	2,337
NCI Building Systems, Inc. (a)(e)	2,100,000	98,154
Patrick Industries, Inc. (a)	196,953	2,428
Permasteelisa Spa (d)	425,000	7,600
Royal Group Technologies Ltd. (sub. vtg.) (a)	5,800,000	63,966
Simpson Manufacturing Co. Ltd. (d)(e)	4,318,236	120,911
USG Corp. (a)(e)	6,600,000	305,976
		697,345
Commercial Services & Supplies - 0.3%
AJIS Co. Ltd.	30,000	665
GFK AG	63,600	2,234
Mitie Group PLC	5,500,000	19,752
Navigant Consulting, Inc. (a)	1,100,046	20,989
On Assignment, Inc. (a)(e)	1,842,871	15,757
Penna Consulting PLC (a)	395,000	635
RCM Technologies, Inc. (a)(e)	1,140,063	5,779
Roto Smeets de Boer NV	120,000	5,296
Spherion Corp. (a)(e)	2,887,400	21,944
Wesco, Inc.	300,000	1,308
		94,359
Construction & Engineering - 2.5%
Abengoa SA	250,000	5,873
Actividades de Construccion y Servicios SA (ACS)	2,200,000	96,305
Aoki Marine Co. Ltd.	126,000	517
Arcadis NV	415,000	19,290
Chodai Co. Ltd.	100,000	445
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Construction & Engineering - continued
Dongyang Express & Construction Corp.	10,650	$ 445
Heijmans NV (e)	1,970,000	100,655
Hibiya Engineering Ltd.	1,200,000	11,053
Imtech NV	500,000	24,691
Jacobs Engineering Group, Inc. (a)	2,000,000	165,980
Jst Co. Ltd.	240,000	1,256
Kaneshita Construction Co. Ltd.	815,000	4,756
Keller Group PLC	165,000	1,942
KHD Humboldt Wedag International Ltd. (a)(e)	763,800	22,143
Kier Group PLC	500,000	15,505
Koninklijke BAM Groep NV	4,000,000	81,495
Kyeryong Construction Industrial Co. Ltd.	215,000	7,248
Matsui Construction Co. Ltd.	439,100	1,865
Sanyo Engineering & Construction, Inc.	1,000,000	5,635
Shaw Group, Inc. (a)(e)	6,239,953	129,105
Shinsegae Engineering & Construction Co. Ltd. (e)	305,720	12,227
ShoLodge, Inc. (a)(e)	500,627	2,753
Stantec, Inc. (a)(e)	3,786,600	64,080
Takada Kiko Co. Ltd.	584,000	2,262
Takigami Steel Construction Co. Ltd.	300,000	1,989
URS Corp. (a)(e)	3,000,000	118,800
Yokogawa Bridge Corp. (d)	600,000	3,501
Yokogawa Construction Co. Ltd.	37,500	118
Yurtec Corp.	1,150,000	5,958
		907,892
Electrical Equipment - 1.5%
Acbel Polytech, Inc.	548,025	199
Aichi Electric Co. Ltd.	900,000	2,520
AZZ, Inc. (a)(e)	544,100	16,323
Belden CDT, Inc.	2,104,700	68,298
BYD Co. Ltd. (H Shares)	2,000,000	4,813
C&D Technologies, Inc. (d)(e)	2,552,800	18,125
Channell Commercial Corp. (a)	3,131	9
Chase Corp. (e)	404,700	6,378
Deswell Industries, Inc. (e)	993,462	8,931
Dewey Electronics Corp. (a)	61,200	214
Draka Holding NV (a)(d)(e)	3,332,396	60,444
EnerSys (a)	879,091	15,850
Genlyte Group, Inc. (a)(e)	2,650,000	184,308
Global Power Equipment Group, Inc. (a)(d)	1,189,000	3,151
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Electrical Equipment - continued
GrafTech International Ltd. (a)(e)	6,175,398	$ 33,162
Koito Industries Ltd.	700,000	2,827
Korea Electric Terminal Co. Ltd. (e)	610,000	9,101
Nexans SA	425,000	32,980
Power Logics Co. Ltd.	525,000	4,128
Superior Essex, Inc. (a)(e)	1,811,683	55,619
TB Wood's Corp. (a)(e)	203,195	1,991
		529,371
Industrial Conglomerates - 0.7%
DCC PLC (Ireland) (e)	8,300,000	199,318
Mega First Corp. BHD	713,000	187
Teleflex, Inc.	800,000	45,672
		245,177
Machinery - 0.9%
A.S.V., Inc. (a)(d)	150,000	2,289
Aalberts Industries NV	143,414	10,359
Ampco-Pittsburgh Corp.	168,278	5,304
Briggs & Stratton Corp.	18,000	461
Cascade Corp. (e)	1,255,000	46,435
CLARCOR, Inc.	10,000	284
Collins Industries, Inc.	172,210	1,584
Columbus McKinnon Corp. (NY Shares) (a)	897,330	16,897
First Engineering Ltd.	3,500,000	1,895
FKI PLC	3,500,000	6,440
Foremost Income Fund	1,440,000	24,305
Gardner Denver, Inc. (a)	1,000,000	34,650
Gehl Co. (a)(e)	700,000	19,334
Greenbrier Companies, Inc. (e)	1,584,500	44,017
Hardinge, Inc. (e)	884,287	12,263
Ingersoll-Rand Co. Ltd. Class A	1,200,000	42,960
Met-Pro Corp.	48,105	622
Metalrax Group PLC	488,308	661
NACCO Industries, Inc. Class A	8,088	1,118
Quipp, Inc. (e)	141,500	1,090
S&T Corp.	170,000	3,658
Seksun Corp. Ltd. (e)	28,500,000	6,408
Supreme Industries, Inc. Class A	188,150	1,261
The Weir Group PLC	700,000	5,401
Trifast PLC (e)	7,142,858	7,239
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Machinery - continued
Trinity Industries, Inc.	499,989	$ 16,710
Twin Disc, Inc.	114,108	3,715
Velan, Inc. (sub. vtg.) (a)	421,900	4,847
Wolverine Tube, Inc. (a)(d)(e)	1,506,481	6,569
		328,776
Marine - 0.0%
Chuan Hup Holdings Ltd.	3,000,000	618
Tokyo Kisen Co. Ltd. (e)	550,000	3,526
		4,144
Road & Rail - 0.2%
Dongyang Express Bus Corp.	4,350	71
Heartland Express, Inc.	999,717	15,046
Hutech Norin Co. Ltd.	140,000	1,300
Japan Logistic Systems Corp.	300,000	1,086
Knight Transportation, Inc.	562,200	9,647
Marten Transport Ltd. (a)	927,988	14,402
P.A.M. Transportation Services, Inc. (a)(e)	604,575	17,206
Sakai Moving Service Co. Ltd.	228,900	5,241
Trancom Co. Ltd.	300,000	6,280
Universal Truckload Services, Inc. (a)	174,985	6,133
YRC Worldwide, Inc. (a)	300,000	11,934
		88,346
Trading Companies & Distributors - 0.3%
Brammer PLC	2,249,960	9,163
Grafton Group PLC Class A unit	4,500,017	57,309
Houston Wire & Cable Co.	100,000	1,882
Richelieu Hardware Ltd.	845,200	15,685
SIG PLC	1,350,000	23,403
Uehara Sei Shoji Co. Ltd.	1,150,000	7,102
Wakita & Co. Ltd.	650,000	5,562
		120,106
Transportation Infrastructure - 0.0%
Isewan Terminal Service Co. Ltd.	832,000	5,225
Meiko Transportation Co. Ltd.	450,000	5,495
		10,720
TOTAL INDUSTRIALS		3,445,509
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - 11.8%
Communications Equipment - 1.4%
Adtran, Inc.	375,000	$ 8,201
Applied Innovation, Inc. (a)(e)	1,027,232	3,349
Bel Fuse, Inc. Class A	408,563	11,072
Black Box Corp. (d)(e)	1,981,025	81,440
Blonder Tongue Laboratories, Inc. (a)(e)	445,700	709
ClearOne Communications, Inc. (a)(e)	824,048	2,884
Comba Telecom Systems Holdings Ltd.	1,000,000	269
Communications Systems, Inc. (e)	688,881	6,544
Ditech Networks, Inc. (a)(e)	3,234,000	26,260
ECI Telecom Ltd. (a)	2,999,996	20,100
Foundry Networks, Inc. (a)	200,000	2,072
Gemtek Technology Corp.	753,061	1,189
Intracom Holdings SA (Reg.) (e)	6,800,000	43,604
Ixia (a)	250,000	2,318
Nera Telecommunications Ltd.	9,000,000	2,309
NETGEAR, Inc. (a)(e)	3,294,057	63,740
Optical Cable Corp. (a)(e)	601,700	2,347
Packeteer, Inc. (a)(e)	3,472,009	31,769
Plantronics, Inc. (d)(e)	4,755,400	73,994
SpectraLink Corp. (e)	1,546,499	12,326
Sunrise Telecom, Inc. (a)	1,486,755	2,974
Tkh Group NV unit	806,000	47,462
UTStarcom, Inc. (a)(d)	6,000,950	49,868
		496,800
Computers & Peripherals - 1.1%
ASUSTeK Computer, Inc.	1,210,000	2,720
Chicony Electronics Co. Ltd.	2,100,000	1,956
Datapulse Technology Ltd.	3,550,000	349
Dataram Corp. (e)	858,800	4,019
High Tech Computer Corp.	129,600	2,881
InFocus Corp. (a)(e)	3,738,500	10,281
Logitech International SA sponsored ADR (a)(d)	5,600,000	113,847
Neoware Systems, Inc. (a)	590,931	7,316
Overland Storage, Inc. (a)(e)	1,399,970	10,080
Qualstar Corp. (a)(e)	1,260,803	3,808
Seagate Technology	7,500,000	174,000
TPV Technology Ltd.	28,000,000	27,747
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Computers & Peripherals - continued
Unisteel Technology Ltd.	12,675,000	$ 15,976
Xyratex Ltd. (a)(e)	1,495,000	34,744
		409,724
Electronic Equipment & Instruments - 2.9%
AddTech AB (B Shares)	275,000	4,159
CPI International, Inc. (e)	1,201,073	16,791
CTS Corp. (e)	2,236,300	32,225
Delta Electronics, Inc.	15,409,098	41,551
Delta Electronics PCL (For. Reg.)	31,326,800	13,901
FARO Technologies, Inc. (a)	59,800	965
Fujitsu Devices, Inc.	65,000	907
Global Imaging Systems, Inc. (a)(e)	2,322,490	98,195
Hon Hai Precision Industry Co. Ltd. (Foxconn)	51,778,044	306,753
Huan Hsin Holdings Ltd.	2,500,000	752
Ingram Micro, Inc. Class A (a)	1,889,200	33,307
Insight Enterprises, Inc. (a)	1,210,078	20,499
INTOPS Co. Ltd.	100,000	2,544
Jabil Circuit, Inc.	1,100,000	25,410
Jurong Technologies Industrial Corp. Ltd.	14,300,000	10,235
Kingboard Chemical Holdings Ltd.	31,800,000	93,107
Kingboard Chemical Holdings Ltd. warrants 12/31/06 (a)	3,180,000	1,346
M-Flex Electronix, Inc. (a)(d)	1,100,000	27,346
Mercury Computer Systems, Inc. (a)(e)	1,352,670	18,180
Mesa Laboratories, Inc. (e)	226,850	3,369
Metrologic Instruments, Inc. (a)	25,000	360
MOCON, Inc. (e)	331,401	2,983
Muramoto Electronic Thailand PCL (For. Reg.)	1,141,800	6,152
Orbotech Ltd. (a)(e)	2,999,985	64,680
PC Connection, Inc. (a)	607,365	3,638
Samsung SDI Co. Ltd. GDR (f)	200,000	3,338
ScanSource, Inc. (a)(e)	2,438,414	72,543
SED International Holdings, Inc. (a)(e)	480,000	408
Sigmatron International, Inc. (a)(e)	371,000	3,198
Sinotronics Holdings Ltd.	13,000,000	2,008
Spectrum Control, Inc. (a)(e)	1,306,151	12,774
SYNNEX Corp. (a)(e)	2,300,000	47,334
Taitron Components, Inc. Class A (sub. vtg.) (a)	465,200	893
Tomen Electronics Corp.	70,000	1,386
TT electronics PLC (e)	10,018,081	33,686
Varitronix International Ltd.	11,000,000	6,116
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Instruments - continued
Winland Electronics, Inc. (a)(e)	356,100	$ 1,261
Wireless Telecom Group, Inc. (e)	1,596,200	3,831
Ya Hsin Industrial Co. Ltd.	1,648,905	1,246
Zomax, Inc. (a)	892,781	1,303
		1,020,680
Internet Software & Services - 0.1%
Digitas, Inc. (a)	3,525,000	29,081
Internet Gold Golden Lines Ltd. (a)	548,100	2,445
ValueClick, Inc. (a)	200,000	2,882
VeriSign, Inc. (a)	10,000	179
YP Corp.	1,517,300	1,335
		35,922
IT Services - 1.9%
Affiliated Computer Services, Inc. Class A (a)	2,000,000	101,860
Computer Sciences Corp. (a)	3,700,000	193,843
CSE Global Ltd.	8,000,000	6,283
Daitec Holding	7,896	6,818
Econocom Group SA	150,000	1,209
Fiserv, Inc. (a)	1,100,000	48,026
Indra Sistemas SA	1,500,000	30,082
infoUSA, Inc.	1,280,952	12,195
Kanbay International, Inc. (a)	571,860	8,292
Mastercard, Inc. Class A	1,000,000	45,870
Sabre Holdings Corp. Class A	5,740,000	118,818
TALX Corp.	100,000	2,055
Technology Solutions Co. (a)(e)	184,375	1,731
The BISYS Group, Inc. (a)(e)	7,590,100	93,206
Total System Services, Inc. (d)	500,000	10,510
Wright Express Corp. (a)	375,000	11,231
		692,029
Office Electronics - 0.0%
Zebra Technologies Corp. Class A (a)	350,000	10,973
Semiconductors & Semiconductor Equipment - 1.6%
Axcelis Technologies, Inc. (a)(e)	9,000,004	49,770
BE Semiconductor Industries NV (NY Shares) (a)	2,500,000	12,875
Catalyst Semiconductor, Inc. (a)(e)	1,727,985	5,616
Eagle Test Systems, Inc.	674,523	11,238
Elan Microelectronics Corp.	2,295,922	1,052
ESS Technology, Inc. (a)(e)	3,956,700	6,766
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
Intest Corp. (a)(e)	909,300	$ 3,855
KEC Corp. (e)	7,450,000	11,154
Lattice Semiconductor Corp. (a)	2,508,984	14,803
Leadis Technology, Inc. (a)	200,000	836
Maxim Integrated Products, Inc.	10,050,000	295,269
MediaTek, Inc.	3,850,000	35,095
Melexis NV (e)	3,045,000	48,425
Omnivision Technologies, Inc. (a)	250,000	4,750
Pericom Semiconductor Corp. (a)(e)	2,599,998	21,840
Realtek Semiconductor Corp.	15,000,550	17,499
Reliability, Inc. (a)(e)	666,700	153
SigmaTel, Inc. (a)(d)(e)	3,349,500	16,480
Taiwan Mask Corp.	5,250,000	3,046
Trio-Tech International	12,100	78
Ultra Clean Holdings, Inc. (a)	80,031	664
		561,264
Software - 2.8%
Ansoft Corp. (a)	135,976	2,826
Ansys, Inc. (a)(e)	2,869,972	131,703
Bottomline Technologies, Inc. (a)	310,000	2,306
Catapult Communications Corp. (a)(e)	1,477,132	14,875
Dynamics Research Corp. (a)	229,231	3,083
ebix.com, Inc. (a)	15,377	231
ECtel Ltd. (a)(e)	1,750,025	7,508
Epicor Software Corp. (a)	900,000	10,548
EPIQ Systems, Inc. (a)	317,710	5,115
Exact Holdings NV (d)(e)	1,250,000	36,404
FactSet Research Systems, Inc.	414,500	18,197
Fair, Isaac & Co., Inc.	2,760,489	93,249
Hyperion Solutions Corp. (a)	410,000	12,776
ICT Automatisering NV (e)	500,001	10,027
Infomedia Ltd.	600,000	313
Jack Henry & Associates, Inc. (e)	5,892,600	111,193
Kronos, Inc. (a)	940,562	27,286
MacDonald Dettwiler & Associates Ltd. (a)	300,000	11,047
Netsmart Technologies, Inc. (a)(e)	423,978	5,558
Oracle Corp. (a)	27,000,000	404,190
Pervasive Software, Inc. (a)(e)	2,291,544	9,189
Planit Holdings PLC	3,400,000	1,683
Progress Software Corp. (a)(e)	2,297,878	52,001
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Software - continued
Springsoft, Inc.	6,290,873	$ 9,365
TTI Team Telecom International Ltd. (a)(e)	887,650	4,092
Unit 4 Agresso NV (a)	550,000	10,805
		995,570
TOTAL INFORMATION TECHNOLOGY		4,222,962
MATERIALS - 4.1%
Chemicals - 1.3%
Aronkasei Co. Ltd.	700,000	3,688
Bairnco Corp. (e)	425,704	5,177
CPAC, Inc. (e)	577,200	3,348
Dongbu Fine Chemical Co. Ltd.	135,080	1,874
FMC Corp. (e)	2,900,000	178,901
Innospec, Inc. (e)	1,366,475	33,711
Kendrion NV (a)	800,000	1,778
Korea Polyol Co. Ltd.	144,929	5,614
Miwon Commercial Co. Ltd.	6,530	219
OM Group, Inc. (a)(e)	2,600,000	91,312
Rockwood Holdings, Inc.	248,000	5,739
Spartech Corp.	286,015	6,601
Summa Industries, Inc. (e)	437,926	4,331
Tokyo Printing Ink Manufacturing Co. Ltd.	400,000	1,162
Tronox, Inc. Class A (d)	698,500	9,136
Yara International ASA (d)	7,000,000	105,488
		458,079
Construction Materials - 0.4%
Brampton Brick Ltd. Class A (sub. vtg.)	827,000	9,501
Cemex SA de CV sponsored ADR	3,085,010	87,367
Eagle Materials, Inc.	100,178	3,602
Titan Cement Co. SA (Reg.)	700,000	34,156
		134,626
Containers & Packaging - 0.2%
Caraustar Industries, Inc. (a)	685,075	4,837
Peak International Ltd. (a)(e)	997,600	2,594
RPC Group PLC	850,000	3,743
Silgan Holdings, Inc.	1,804,908	66,800
Starlite Holdings Ltd.	1,000,000	56
		78,030
Common Stocks - continued
	Shares	Value (Note 1) (000s)
MATERIALS - continued
Metals & Mining - 1.9%
Algoma Steel, Inc.	850,000	$ 27,244
Blue Earth Refineries, Inc. (a)	439,200	531
Compania de Minas Buenaventura SA sponsored ADR	3,433,600	99,952
Croesus Mining NL (a)	1,100,000	116
Equigold NL	2,950,000	3,447
Equigold NL warrants 5/31/07 (a)	737,500	175
Gerdau SA sponsored ADR	5,400,000	84,078
Grupo Imsa SA de CV	4,500,000	16,791
Hanil Iron & Steel Co.	55,000	1,085
Harris Steel Group, Inc. (e)	1,650,000	43,714
Industrias Penoles SA de CV	3,500,000	28,052
Jubilee Mines NL (d)	500,000	3,264
Keystone Consolidated Industries, Inc. (a)	3,000	32
Korea Steel Shapes Co. Ltd.	35,960	1,035
Major Drilling Group International, Inc. (a)	500,000	9,924
Mittal Steel Co. NV Class A (NY Shares) (d)	1,600,000	54,736
Northwest Pipe Co. (a)(e)	682,375	18,410
Novicourt, Inc.	994,450	2,004
POSCO sponsored ADR	4,200,000	259,308
Richmont Mines, Inc. (a)	681,700	2,410
Samuel Manu-Tech, Inc.	250,000	2,927
Stillwater Mining Co. (a)	397,400	4,634
Tohoku Steel Co. Ltd.	275,000	3,118
Verzatec SA de CV (a)	4,500,000	1,683
Webco Industries, Inc. (a)	15,963	1,149
Wheeling Pittsburgh Corp. (a)(e)	841,516	18,648
		688,467
Paper & Forest Products - 0.3%
Buckeye Technologies, Inc. (a)(e)	3,744,000	28,080
Gunns Ltd.	2,000,000	3,984
Sino-Forest Corp. (a)(e)	9,101,000	45,119
Sino-Forest Corp. (a)(e)(f)	4,400,000	22,163
Votorantim Celulose e Papel SA sponsored ADR (non-vtg.)	1,200,000	18,708
		118,054
TOTAL MATERIALS		1,477,256
Common Stocks - continued
	Shares	Value (Note 1) (000s)
TELECOMMUNICATION SERVICES - 0.4%
Diversified Telecommunication Services - 0.1%
Atlantic Tele-Network, Inc. (e)	1,200,300	$ 22,302
PT Telkomunikasi Indonesia Tbk sponsored ADR	750,000	24,998
XETA Technologies, Inc. (a)(e)	974,969	2,457
		49,757
Wireless Telecommunication Services - 0.3%
Cosmote Mobile Telecommunications SA	1,700,000	38,218
Metro One Telecommunications, Inc. (a)(e)	617,447	1,408
SK Telecom Co. Ltd. sponsored ADR (d)	2,500,000	58,525
		98,151
TOTAL TELECOMMUNICATION SERVICES		147,908
UTILITIES - 0.3%
Electric Utilities - 0.3%
American Electric Power Co., Inc.	100,000	3,612
Korea Electric Power Corp. sponsored ADR	4,500,000	86,130
Maine & Maritimes Corp. (e)	112,800	1,822
		91,564
Gas Utilities - 0.0%
Hokuriku Gas Co.	1,700,000	5,753
Keiyo Gas Co. Ltd.	223,000	1,118
KyungDong City Gas Co. Ltd.	140,000	4,925
Otaki Gas Co. Ltd. (d)	654,000	3,594
Shinnihon Gas Corp.	61,000	319
		15,709
TOTAL UTILITIES		107,273
TOTAL COMMON STOCKS (Cost $21,640,392)		32,004,573
Nonconvertible Preferred Stocks - 0.0%

HEALTH CARE - 0.0%
Health Care Providers & Services - 0.0%
Impath Bankruptcy Liquidating Trust Class A	1,665,000	2,997
Nonconvertible Preferred Stocks - continued
	Shares	Value (Note 1) (000s)
MATERIALS - 0.0%
Construction Materials - 0.0%
Buzzi Unicem Spa (Risp)	350,000	$ 5,365
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $21,795)		8,362
Convertible Bonds - 0.0%
	Principal Amount (000s)
INFORMATION TECHNOLOGY - 0.0%
Electronic Equipment & Instruments - 0.0%
Trans-Lux Corp. 8.25% 3/1/12	$ 500	455
MATERIALS - 0.0%
Paper & Forest Products - 0.0%
Mercer International, Inc. 8.5% 10/15/10 (f)	3,900	4,881
TOTAL CONVERTIBLE BONDS (Cost $4,478)		5,336
U.S. Treasury Obligations - 0.0%

U.S. Treasury Bills, yield at date of purchase 4.8% 9/7/06 (Cost $2,985)	3,000	2,985
Money Market Funds - 12.1%
	Shares
Fidelity Cash Central Fund, 5.3% (b)	3,797,403,145	$ 3,797,403
Fidelity Securities Lending Cash Central Fund, 5.32% (b)(c)	537,907,172	537,907
TOTAL MONEY MARKET FUNDS (Cost $4,335,310)		4,335,310
TOTAL INVESTMENT PORTFOLIO - 101.5% (Cost $26,004,960)		36,356,566
NET OTHER ASSETS - (1.5)%		(538,190)
NET ASSETS - 100%		$ 35,818,376
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $30,382,000 or 0.1% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the fund from the affiliated Central funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 180,931
Fidelity Securities Lending Cash Central Fund	10,073
Total	$ 191,004
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliates (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Aastra Technologies Ltd.	$ 36,685	$ -	$ 38,096	$ -	$ -
Abbey PLC	38,418	-	-	495	37,862
ACE Cash Express, Inc.	31,634	998	3,583	-	37,275
Action Performance Companies, Inc.	15,660	-	23,535	-	-
Adams Resources & Energy, Inc.	8,837	150	193	156	17,024
Advanced Marketing Services, Inc.	10,234	-	-	-	7,323
AirNet Systems, Inc.	1,394	1,220	-	-	1,780
Albany Molecular Research, Inc.	31,040	213	13,711	-	-
Affiliates (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Alliance One International, Inc.	$ 39,390	$ -	$ 25,996	$ 195	$ -
American Axle & Manufacturing Holdings, Inc.	132,992	3,715	-	2,979	82,167
American HomePatient, Inc.	4,043	-	-	-	2,394
American Italian Pasta Co. Class A	32,465	4,787	-	-	15,315
AMERIGROUP Corp.	64,103	49,684	32,264	-	98,940
Ampco-Pittsburgh Corp.	1,298	12,517	15,660	119	-
AmSurg Corp.	45,892	18,884	-	-	53,873
Ansys, Inc.	104,352	-	-	-	131,703
Applebee's International, Inc.	218,708	-	-	1,650	146,520
Applied Innovation, Inc.	4,068	852	185	-	3,349
Apria Healthcare Group, Inc.	57,341	68,270	-	-	78,509
ArvinMeritor, Inc.	130,706	3,110	-	2,797	115,584
Astronics Corp.	7,716	-	2,146	-	7,840
Atlantic Tele-Network, Inc.	15,783	-	741	588	22,302
Axcelis Technologies, Inc.	36,623	29,851	9,399	-	49,770
AZZ, Inc.	9,704	132	-	-	16,323
Bairnco Corp.	7,388	-	2,707	151	5,177
Bank of the Ozarks, Inc.	50,205	2,811	-	609	51,013
Barratt Developments PLC	303,385	-	-	12,100	433,675
Belhaven Group PLC	21,696	-	25,882	-	-
Bellway PLC	159,352	-	21,968	6,061	208,344
Benihana, Inc.	7,477	-	4,035	-	-
BJ's Wholesale Club, Inc.	223,421	-	-	-	199,531
Black Box Corp.	86,769	-	-	475	81,440
Blonder Tongue Laboratories, Inc.	1,172	-	27	-	709
Blyth, Inc.	86,484	22,709	-	1,785	71,604
Bolt Technology Corp.	4,303	-	4,797	-	-
Boston Acoustics, Inc.	4,738	-	4,804	-	-
Affiliates (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Brinker International, Inc.	$ 158,332	$ 26,833	$ 848	$ 1,155	$ 150,242
Bristow Group, Inc. (formerly Offshore Logistics, Inc.)	77,760	5,966	-	-	79,157
British Polythene Industries PLC	8,511	-	14,915	477	-
Buckeye Technologies, Inc.	36,130	-	-	-	28,080
C&D Technologies, Inc.	25,477	207	-	140	18,125
CAE, Inc.	95,194	-	5,623	473	120,779
Cagle's, Inc. Class A	5,688	-	-	-	2,963
Cantel Medical Corp.	20,505	6,942	-	-	22,255
Caraustar Industries, Inc.	29,358	-	16,439	-	-
Career Education Corp.	238,946	122,535	-	-	279,431
Cascade Corp.	53,350	8,140	7,516	701	46,435
Castle Energy Corp.	17,668	-	1,440	115	-
Catalyst Semiconductor, Inc.	7,845	-	-	-	5,616
Catapult Communications Corp.	-	21,760	-	-	14,875
Cathay General Bancorp	91,604	39,407	5,770	1,085	131,610
Cattles PLC	110,942	-	23,938	5,553	109,024
CEC Entertainment, Inc.	141,747	-	-	-	109,261
Championship Auto Racing Teams, Inc.	250	-	-	-	-
Charlotte Russe Holding, Inc.	28,168	-	27,603	-	-
Chase Corp.	5,585	-	-	142	6,378
Cherokee, Inc.	24,583	-	5,064	1,504	21,970
Chime Communications PLC	7,639	-	424	132	10,091
Chromcraft Revington, Inc.	13,546	-	-	-	11,248
Citect Corp. Ltd.	2,703	-	6,672	237	-
ClearOne Communications, Inc.	3,370	265	377	-	2,884
Clinton Cards PLC	14,074	-	1,059	233	-
Columbus McKinnon Corp. (NY Shares)	22,499	9,991	25,289	-	-
Communications Systems, Inc.	5,568	1,653	-	197	6,544
Affiliates (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Compudyne Corp.	$ 3,670	$ -	$ 3,089	$ -	$ -
Cooper Companies, Inc.	171,751	-	-	150	110,501
Corinthian Colleges, Inc.	124,891	404	29,397	-	93,940
Corvel Corp.	26,892	-	3,100	-	22,443
CPAC, Inc.	2,828	-	-	162	3,348
CPI International, Inc.	-	21,151	-	-	16,791
CTS Corp.	33,873	218	6,364	272	32,225
D.R. Horton, Inc.	1,059,846	184,574	-	11,144	670,089
Daitec Co. Ltd.	9,656	-	3,163	197	-
Dataram Corp.	5,848	-	-	189	4,019
DCC PLC (Ireland)	184,736	-	1,274	4,426	199,318
Decorator Industries, Inc.	1,948	-	-	29	2,094
Delta Apparel, Inc.	11,150	865	-	141	14,854
Deswell Industries, Inc.	15,579	528	900	580	8,931
Direct General Corp.	39,448	-	-	339	35,109
Ditech Networks, Inc. (formerly Ditech Communications Corp.)	5,137	19,047	-	-	26,260
Dollar General Corp.	46,736	449,885	-	2,623	396,165
Dollar Tree Stores, Inc.	124,511	14,480	-	-	149,822
Dominion Homes, Inc.	17,720	-	-	-	6,339
Dong-A Pharmaceutical Co. Ltd.	25,506	-	38,971	-	-
Doral Financial Corp.	112,639	-	-	2,234	37,376
Draka Holding NV	41,617	-	-	-	60,444
Drew Industries, Inc.	44,550	-	4,133	-	43,035
DSG International Ltd.	2,234	-	-	-	-
Ducommun, Inc.	22,143	-	-	-	18,091
Dura Automotive Systems, Inc. Class A	8,778	-	997	-	-
Eagle Materials, Inc.	86,751	-	110,241	333	-
ECI Telecom Ltd.	44,605	-	20,760	287	-
ECtel Ltd.	8,528	287	1,582	-	7,508
Educational Development Corp.	3,119	732	-	75	2,592
Affiliates (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Electronics for Imaging, Inc.	$ 87,875	$ -	$ 92,239	$ -	$ -
Elscint Ltd.	7,914	-	-	-	-
Embrex, Inc.	6,118	182	6,315	-	-
EMCOR Group, Inc.	61,799	-	83,790	-	-
Encore Acquisition Co.	34,694	47,048	-	-	80,436
Enesco Group, Inc.	2,919	-	1,729	-	-
Engelhard Corp.	154,926	63,220	296,167	2,249	-
Epic Bancorp	207	3,960	-	39	3,761
Escalon Medical Corp.	4,698	-	-	-	2,838
ESS Technology, Inc.	16,025	-	-	-	6,766
Exact Holdings NV	46,788	-	14,447	1,792	36,404
Exactech, Inc.	14,999	1,859	-	-	15,815
ExpressJet Holdings, Inc. Class A	53,036	3,509	-	-	37,375
Fab Industries, Inc.	1,641	-	1,641	-	-
Farstad Shipping ASA	33,128	-	-	1,055	50,368
Federal Screw Works	3,203	-	-	63	2,422
Financial Industries Corp.	9,964	-	-	-	11,071
Finlay Enterprises, Inc.	12,656	-	-	-	7,742
First Bancorp, Puerto Rico	194,444	70	-	1,999	75,313
First Mutual Bancshares, Inc.	13,762	80	135	730	14,204
Flanigan's Enterprises, Inc.	1,121	-	365	30	-
FMC Corp.	175,392	-	-	1,044	178,901
Footstar, Inc.	12,802	-	-	-	8,971
Foremost Income Fund	-	-	925	272	-
Fossil, Inc.	169,242	-	-	-	129,190
Fremont General Corp.	133,809	-	7,787	2,149	90,525
French Connection Group PLC	25,646	-	4,317	463	-
Fresh Brands, Inc.	3,856	-	3,600	-	-
Fresh Del Monte Produce, Inc.	142,019	10,381	-	4,594	97,462
Friedmans, Inc. Class A	1,867	-	28	-	-
Gehl Co.	28,742	9,819	20,860	-	19,334
General Cable Corp.	63,080	-	123,633	-	-
Genesco, Inc.	80,663	7,993	2,472	-	63,038
Genlyte Group, Inc.	136,157	-	-	-	184,308
Gildan Activewear, Inc. Class A	151,835	-	34,496	-	179,417
Global Imaging Systems, Inc.	80,498	-	-	-	98,195
Affiliates (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Goodfellow, Inc.	$ 9,177	$ -	$ -	$ 261	$ 9,477
GrafTech International Ltd.	-	37,127	-	-	33,162
Greenbrier Companies, Inc.	-	50,558	2,211	331	44,017
Group 1 Automotive, Inc.	58,510	7,209	69,879	462	-
Gulf Island Fabrication, Inc.	21,389	-	7,162	290	-
Hampshire Group Ltd.	21,301	-	116	-	15,512
Hankook Shell Oil Co. Ltd.	4,178	-	-	963	4,744
Hansen Natural Corp.	78,787	-	90,928	-	-
Hardinge, Inc.	13,530	-	-	106	12,263
Harris Steel Group, Inc.	28,811	-	964	479	43,714
Harvest Natural Resources, Inc.	19,621	16,598	27,072	-	-
Health Management Associates, Inc. Class A	580,720	6,962	-	5,425	502,535
Heijmans NV	100,990	-	4,900	3,044	100,655
Helen of Troy Ltd.	69,872	409	-	-	53,794
Henry Boot PLC	26,190	-	-	877	38,995
Horizon Health Corp.	31,224	1,042	9,455	-	10,874
Hot Topic, Inc.	56,232	19,482	-	-	66,083
Hovnanian Enterprises, Inc. Class A	-	182,445	-	-	169,057
HTL International Holdings Ltd.	16,023	901	-	633	19,647
ICT Automatisering NV	10,440	-	3,239	365	10,027
Il Dong Pharmaceutical Co. Ltd.	6,503	-	2,964	96	-
iMergent, Inc.	9,752	-	3,465	-	-
InFocus Corp.	14,186	-	832	-	10,281
Innospec, Inc.	-	-	360	111	33,711
Insteel Industries, Inc.	11,954	860	37,434	164	-
Interstate Bakeries Corp.	27,633	-	-	-	18,944
Intest Corp.	3,298	162	-	-	3,855
Intracom Holdings SA (Reg.)	35,880	-	445	-	43,604
Invacare Corp.	68,953	4,724	13,571	74	-
Inventive Leisure PLC	2,243	-	3,733	42	-
INZI Controls Co. Ltd.	3,873	474	-	152	8,605
IPC Holdings Ltd.	141,575	13,097	-	2,759	114,960
Affiliates (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Jack Henry & Associates, Inc.	$ -	$ 111,970	$ -	$ 338	$ 111,193
Jack in the Box, Inc.	126,992	6,291	-	-	140,012
JAKKS Pacific, Inc.	25,709	-	3,198	-	-
JLM Couture, Inc.	542	-	-	-	493
Johnston Press PLC	124,717	407	5,580	2,156	-
KCS Energy, Inc.	87,398	9,878	89,863	-	-
KEC Corp.	13,469	-	-	215	11,154
KHD Humboldt Wedag International Ltd.	-	-	-	-	22,143
Komplett ASA	8,585	-	-	708	13,741
Koninklijke BAM Groep NV	88,816	-	39,600	1,815	-
Korea Electric Terminal Co. Ltd.	8,167	-	-	151	9,101
Lafarge North America, Inc.	429,147	-	502,580	4,014	-
Lattice Semiconductor Corp.	51,503	-	42,856	-	-
Lenox Group, Inc. (formerly Department 56, Inc.)	16,641	977	-	-	9,678
Libbey, Inc.	15,211	5,420	-	237	11,140
LifePoint Hospitals, Inc.	56,114	67,066	-	-	113,704
Lincare Holdings, Inc.	380,464	6,904	9,066	-	327,214
Lufkin Industries, Inc.	45,886	-	39,554	212	-
M/I Homes, Inc.	104,335	-	1,012	174	55,741
Maine & Maritimes Corp.	2,508	148	-	26	1,822
MAIR Holdings, Inc.	18,080	-	-	-	11,100
Marine Products Corp.	54,549	194	-	699	33,232
Mariner Energy, Inc.	22,315	7,041	-	-	-
Massachusetts Financial Corp. Class A	-	-	-	-	1,146
Medical Action Industries, Inc.	19,392	349	-	-	23,179
Melexis NV	35,162	1,693	-	1,469	48,425
Mercury Computer Systems, Inc.	-	25,064	-	-	18,180
Merit Medical Systems, Inc.	34,460	9,068	-	-	39,505
Affiliates (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Mesa Laboratories, Inc.	$ 2,997	$ -	$ -	$ 118	$ 3,369
Metals USA, Inc.	40,437	390	42,931	-	-
MetaSolv, Inc.	10,656	-	10,678	-	-
Metro One Telecommunications, Inc.	1,976	-	-	-	1,408
Metro, Inc. Class A (sub. vtg.)	245,209	-	-	2,916	255,548
MFC Bancorp Ltd.	14,199	-	-	-	-
Michang Oil Industrial Co. Ltd.	3,263	-	-	93	2,804
MOCON, Inc.	3,347	-	-	96	2,983
Monaco Coach Corp.	-	19,345	-	4	17,730
Monro Muffler Brake, Inc.	23,380	-	315	177	24,808
Monterey Gourmet Foods, Inc.	5,071	395	1,590	-	6,249
Moog, Inc. Class A	47,355	54,020	-	-	110,918
Mothers Work, Inc.	6,675	-	-	-	18,195
Multimedia Games, Inc.	29,096	402	8,205	-	20,950
Murakami Corp.	8,686	-	884	54	6,247
Nagawa Co. Ltd.	10,850	-	12,669	-	-
National Dentex Corp.	7,858	1,877	-	-	11,260
National Healthcare Corp.	33,250	835	-	628	46,190
National R.V. Holdings, Inc.	7,128	-	2,991	-	-
National Western Life Insurance Co. Class A	49,595	-	1,864	82	53,645
NBTY, Inc.	75,603	14,780	44,954	-	-
NCI Building Systems, Inc.	77,626	3,568	695	-	98,154
NETGEAR, Inc.	10,355	53,609	-	-	63,740
Netsmart Technologies, Inc.	3,619	1,485	554	-	5,558
Newship Ltd.	662	-	-	-	675
Next PLC	414,958	-	18,914	11,759	459,451
Ngai Lik Industrial Holdings Ltd.	9,438	-	-	169	5,058
Nicholas Financial, Inc.	5,014	1,021	-	-	7,580
North Central Bancshares, Inc.	5,861	-	480	185	5,653
Affiliates (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Northwest Pipe Co.	$ 16,812	$ 879	$ -	$ -	$ 18,410
Novicourt, Inc.	1,280	21	-	141	-
NQL Energy Services, Inc. Class A	10,126	-	4,346	-	-
Nutraceutical International Corp.	223	15,377	-	-	16,146
Octel Corp.	23,739	-	-	97	-
Odyssey Healthcare, Inc.	38,959	3,992	920	-	51,112
Oil States International, Inc.	122,757	3,626	-	-	136,906
Olympic Steel, Inc.	11,199	-	11,714	-	-
OM Group, Inc.	65,320	1,955	8,671	-	91,312
On Assignment, Inc.	11,204	-	2,062	-	15,757
Optical Cable Corp.	3,878	105	-	-	2,347
Option Care, Inc.	22,432	19,966	-	158	36,157
Orbotech Ltd.	79,499	-	5,204	-	64,680
Oriental Financial Group, Inc.	19,551	1,360	-	625	16,763
Orthofix International NV	63,947	-	-	-	55,680
Osteotech, Inc.	4,549	-	2,322	-	-
Overland Storage, Inc.	11,636	2,228	49	-	10,080
Overnite Corp.	76,158	-	76,405	-	-
P&F Industries, Inc. Class A	5,620	286	-	-	3,815
P.A.M. Transportation Services, Inc.	18,332	-	11,704	-	17,206
Pacific Sunwear of California, Inc.	184,140	-	-	-	125,931
PacifiCare Health Systems, Inc.	472,440	-	207,974	-	-
Packeteer, Inc.	-	37,057	-	-	31,769
Papa John's International, Inc.	95,682	-	46,806	-	93,206
Pason Systems, Inc.	49,210	-	-	378	71,801
Patrick Industries, Inc.	2,596	-	866	-	-
Pe Ben Oilfield Services Ltd.	2,471	-	5,183	-	-
Peacock Group PLC	31,834	-	41,053	-	-
Peak International Ltd.	5,021	-	1,102	-	2,594
Pemco Aviation Group, Inc.	6,439	-	-	-	2,453
Perceptron, Inc.	5,353	-	5,547	-	-
Performance Technologies, Inc.	8,054	-	9,726	-	-
Affiliates (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Pericom Semiconductor Corp.	$ 23,367	$ 1,411	$ 700	$ -	$ 21,840
Perry Ellis International, Inc.	8,884	6,573	2,141	-	15,361
Pervasive Software, Inc.	8,642	1,360	-	-	9,189
Petroleum Development Corp.	49,608	-	1,898	-	56,789
PHI, Inc. (formerly Petroleum Helicopters, Inc.)	7,796	-	831	-	-
Philadelphia Consolidated Holdings Corp.	95,473	-	-	-	-
Piolax, Inc.	18,642	-	1,667	198	17,617
Planar Systems, Inc.	11,057	644	18,417	-	-
Plantronics, Inc.	-	141,213	29,490	228	73,994
Pomeroy IT Solutions, Inc.	16,662	-	-	-	9,164
Progress Software Corp.	-	58,873	-	-	52,001
ProSafe ASA	77,080	2,530	2,594	3,405	130,469
PXRE Group Ltd.	45,380	-	24,616	259	-
Qualstar Corp.	4,501	-	-	-	3,808
Quiksilver, Inc.	151,110	37,429	-	-	155,180
Quipp, Inc.	1,869	-	-	21	1,090
Quixote Corp.	9,149	-	9,060	-	-
R&G Financial Corp. Class B	16,590	8,655	-	433	15,442
RCM Technologies, Inc.	4,949	34	-	-	5,779
RehabCare Group, Inc.	23,300	5,912	-	-	24,031
Reliability, Inc.	100	-	-	-	153
RemedyTemp, Inc. Class A	7,384	314	14,943	-	-
Renal Care Group, Inc.	345,083	-	352,800	-	-
Resource America, Inc. Class A	362	25,144	24,431	133	-
Rex Stores Corp.	21,756	-	-	-	19,586
Ringerikes Sparebank	1,324	-	-	77	1,461
Roanoke Electric Steel Corp.	21,499	-	25,493	355	-
Rocky Brands, Inc. (formerly Rocky Shoes Boots, Inc.)	-	13,050	-	-	5,961
Roto Smeets de Boer NV	17,209	-	8,455	226	-
Ruby Tuesday, Inc.	103,834	50,488	-	1,736	139,930
Affiliates (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Ryan's Restaurant Group, Inc.	$ 51,115	$ -	$ -	$ -	$ 61,825
Ryerson Tull, Inc.	46,889	-	62,377	283	-
S.Y. Bancorp, Inc.	18,986	759	280	430	25,163
Safeway, Inc.	656,100	-	49,409	5,486	702,025
Saga Communications, Inc. Class A	-	22,859	-	-	13,754
SBS Technologies, Inc.	13,329	-	13,428	-	-
ScanSource, Inc.	52,503	6,557	-	-	72,543
ScS Upholstery PLC	13,910	176	-	766	21,314
SED International Holdings, Inc.	240	-	-	-	408
Seksun Corp. Ltd.	6,936	-	-	298	6,408
Shaw Group, Inc.	112,808	8,593	789	-	129,105
Shinsegae Engineering & Construction Co. Ltd.	7,723	-	-	252	12,227
ShoLodge, Inc.	1,606	353	-	-	2,753
SigmaTel, Inc.	-	35,075	-	-	16,480
Sigmatron International, Inc.	3,992	-	-	-	3,198
Simpson Manufacturing Co. Ltd.	5,748	137,914	-	250	120,911
Sino-Forest Corp.	30,387	216	549	-	67,282
Somera Communications, Inc.	4,815	-	2,163	-	-
Sonic Corp.	184,891	-	3,501	-	177,120
Southern Energy Homes, Inc.	7,981	-	-	-	9,633
Southwest Bancorp, Inc., Oklahoma	27,541	-	11,391	330	-
SpectraLink Corp.	-	17,258	-	8	12,326
Spectrum Control, Inc.	8,991	262	-	-	12,774
Spherion Corp.	20,893	2,181	109	-	21,944
Sportscene Group, Inc. Class A (formerly Sportscene Restrants, Inc. Class A)	2,988	-	-	150	5,299
Stanley Furniture Co., Inc.	37,284	-	-	364	29,432
Stantec, Inc.	50,257	-	-	-	64,080
Steiner Leisure Ltd.	59,616	-	2,073	-	67,101
Sterling Bancorp, New York	40,500	-	10,693	1,335	26,548
Steven Madden Ltd.	29,292	-	41,066	1,274	-
Stoneridge, Inc.	23,205	-	1,178	-	21,418
Affiliates (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Strattec Security Corp.	$ 32,122	$ -	$ 94	$ -	$ 20,025
Summa Industries, Inc.	3,407	-	-	105	4,331
Sunjin Co. Ltd.	6,968	-	-	136	8,442
Superior Essex, Inc.	-	50,447	3,611	-	55,619
Swift Energy Co.	63,209	-	25,118	-	-
SYNNEX Corp.	33,351	9,672	1,421	-	47,334
Tap Oil NL	19,152	-	-	-	13,771
TB Wood's Corp.	2,677	800	2,808	-	1,991
Tech Data Corp.	144,498	25,110	173,819	-	-
Technology Solutions Co.	1,475	-	-	-	1,731
Teekay Shipping Corp.	190,942	-	-	3,445	178,284
Tejon Ranch Co.	60,161	-	-	-	40,006
The Allied Defense Group, Inc.	11,428	-	8,598	-	-
The BISYS Group, Inc.	111,683	21,187	13,962	-	93,206
The Cato Corp. Class A (sub. vtg.)	42,319	-	24,120	582	-
The PMI Group, Inc.	365,479	-	-	1,874	378,956
Theragenics Corp.	10,470	-	-	-	9,254
Timberland Co. Class A	-	96,188	-	-	75,378
Tokyo Kisen Co. Ltd.	3,687	-	344	72	3,526
Tollgrade Communications, Inc.	7,223	86	8,117	-	-
Tommy Hilfiger Corp.	113,077	-	142,379	-	-
Tower Automotive, Inc.	1,007	-	154	-	344
Trifast PLC	8,976	-	-	282	7,239
Trinity Industries, Inc.	148,200	-	191,190	756	-
Trio-Tech International	1,168	-	1,833	146	-
TT electronics PLC	29,527	-	1,670	1,939	33,686
TTI Team Telecom International Ltd.	3,821	-	1,331	-	4,092
Twin Disc, Inc.	6,659	114	12,332	150	-
Uehara Sei Shoji Co. Ltd.	7,726	-	609	76	-
UK Coal PLC	24,739	-	9,269	-	-
UnumProvident Corp.	347,892	39,854	852	6,773	329,202
Up, Inc.	3,497	-	-	79	4,548
URS Corp.	141,819	-	33,833	-	118,800
USEC, Inc.	132,775	1,857	-	2,354	90,748
USG Corp.	210,407	143,955	71,629	-	305,976
Utah Medical Products, Inc.	10,772	-	-	329	14,171
UTStarcom, Inc.	72,975	-	14,726	-	-
Affiliates (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
W Holding Co., Inc.	$ 94,135	$ 9,625	$ -	$ 1,574	$ 53,309
W&T Offshore, Inc.	41,835	144,728	7,651	425	208,788
Washington Savings Bank Fsb	4,571	-	-	-	3,720
Western Metals Corp. (formerly Coastcast Corp.)	1,809	-	20	-	257
Westwood One, Inc.	-	38,020	-	85	29,772
Wheeling Pittsburgh Corp.	15,980	-	-	-	18,648
Wilsons Leather Experts, Inc.	14,216	-	5,121	-	-
Winland Electronics, Inc.	1,026	634	-	-	1,261
Wireless Telecom Group, Inc.	2,978	1,573	-	73	3,831
Wolverine Tube, Inc.	12,044	173	15	-	6,569
World Fuel Services Corp.	55,729	382	55,434	312	-
Wyndeham Press Group PLC	7,979	-	11,492	336	-
XETA Technologies, Inc.	2,847	-	-	-	2,457
Xyratex Ltd.	1,675	20,760	-	-	34,744
Yankee Candle Co., Inc.	137,562	-	-	1,135	110,367
Young Innovations, Inc.	24,586	5,100	-	116	29,202
Zomax, Inc.	9,312	-	3,496	-	-
Total	$ 18,821,073	$ 3,333,091	$ 4,436,630	$ 169,943	$ 15,777,682
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	72.7%
United Kingdom	4.9%
Canada	4.1%
Brazil	2.8%
Ireland	2.4%
Netherlands	1.7%
Bermuda	1.6%
Korea (South)	1.3%
Taiwan	1.2%
Norway	1.2%
Others (individually less than 1%)	6.1%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)	July 31, 2006

Assets
Investment in securities, at value (including securities loaned of $524,066) - See accompanying schedule: Unaffiliated issuers (cost $9,825,163)	$ 16,243,574
Affiliated Central Funds (cost $4,335,310)	4,335,310
Other affiliated issuers (cost $11,844,487)	15,777,682
Total Investments (cost $26,004,960)		$ 36,356,566
Receivable for investments sold		85,861
Receivable for fund shares sold		22,964
Dividends receivable		12,748
Interest receivable		19,417
Prepaid expenses		56
Other receivables		2,019
Total assets		36,499,631

Liabilities
Payable to custodian bank	$ 381
Payable for investments purchased	80,670
Payable for fund shares redeemed	30,318
Accrued management fee	23,771
Other affiliated payables	6,125
Other payables and accrued expenses	2,083
Collateral on securities loaned, at value	537,907
Total liabilities		681,255

Net Assets		$ 35,818,376
Net Assets consist of:
Paid in capital		$ 22,206,977
Undistributed net investment income		172,522
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		3,087,254
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		10,351,623
Net Assets, for 844,746 shares outstanding		$ 35,818,376
Net Asset Value, offering price and redemption price per share ($35,818,376 ÷ 844,746 shares)		$ 42.40

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended July 31, 2006

Investment Income
Dividends (including $169,943 received from other affiliated issuers)		$ 398,510
Interest		2,117
Income from affiliated Central Funds		191,004
Total income		591,631

Expenses
Management fee Basic fee	$ 229,794
Performance adjustment	20,742
Transfer agent fees	67,054
Accounting and security lending fees	2,202
Independent trustees' compensation	152
Appreciation in deferred trustee compensation account	41
Custodian fees and expenses	3,806
Registration fees	38
Audit	289
Legal	518
Miscellaneous	1,496
Total expenses before reductions	326,132
Expense reductions	(4,171)	321,961
Net investment income (loss)		269,670
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	2,264,261
Other affiliated issuers	1,778,750
Foreign currency transactions	573
Futures contracts	77,205
Total net realized gain (loss)		4,120,789
Change in net unrealized appreciation (depreciation) on: Investment securities	(2,062,691)
Assets and liabilities in foreign currencies	46
Futures contracts	(34,379)
Total change in net unrealized appreciation (depreciation)		(2,097,024)
Net gain (loss)		2,023,765
Net increase (decrease) in net assets resulting from operations		$ 2,293,435

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended July 31, 2006	Year ended July 31, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 269,670	$ 193,369
Net realized gain (loss)	4,120,789	1,766,492
Change in net unrealized appreciation (depreciation)	(2,097,024)	5,659,892
Net increase (decrease) in net assets resulting from operations	2,293,435	7,619,753
Distributions to shareholders from net investment income	(227,631)	(102,989)
Distributions to shareholders from net realized gain	(2,293,587)	(1,766,215)
Total distributions	(2,521,218)	(1,869,204)
Share transactions Proceeds from sales of shares	3,560,467	5,086,948
Reinvestment of distributions	2,453,133	1,821,877
Cost of shares redeemed	(7,534,358)	(5,488,212)
Net increase (decrease) in net assets resulting from share transactions	(1,520,758)	1,420,613
Redemption fees	1,621	2,200
Total increase (decrease) in net assets	(1,746,920)	7,173,362

Net Assets
Beginning of period	37,565,296	30,391,934
End of period (including undistributed net investment income of $172,522 and undistributed net investment income of $126,383, respectively)	$ 35,818,376	$ 37,565,296
Other Information Shares
Sold	83,835	131,243
Issued in reinvestment of distributions	59,319	50,855
Redeemed	(178,587)	(141,881)
Net increase (decrease)	(35,433)	40,217

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended July 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 42.68	$ 36.18	$ 30.08	$ 26.70	$ 27.22
Income from Investment Operations
Net investment income (loss) C	.31	.22	.05	.01	.09
Net realized and unrealized gain (loss)	2.29	8.49	6.50	3.93	1.08
Total from investment operations	2.60	8.71	6.55	3.94	1.17
Distributions from net investment income	(.26)	(.12)	(.02)	(.03)	(.16)
Distributions from net realized gain	(2.62)	(2.09)	(.44)	(.54)	(1.54)
Total distributions	(2.88)	(2.21)	(.46)	(.57)	(1.70)
Redemption fees added to paid in capital C	- E	- E	.01	.01	.01
Net asset value, end of period	$ 42.40	$ 42.68	$ 36.18	$ 30.08	$ 26.70
Total Return A, B	6.38%	25.32%	21.90%	15.14%	4.79%
Ratios to Average Net Assets D
Expenses before reductions	.88%	.95%	.98%	1.03%	.99%
Expenses net of fee waivers, if any	.88%	.95%	.98%	1.03%	.99%
Expenses net of all reductions	.87%	.94%	.97%	1.01%	.97%
Net investment income (loss)	.72%	.57%	.15%	.05%	.34%
Supplemental Data
Net assets, end of period (in millions)	$ 35,818	$ 37,565	$ 30,392	$ 19,599	$ 15,664
Portfolio turnover rate	26%	24%	28%	23%	26%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the former sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

E Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2006

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Low-Priced Stock Fund (the Fund) is a fund of Fidelity Puritan Trust (the trust) and is authorized to issue an unlimited number of shares. The fund is currently closed to most new accounts. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund may invest in affiliated money market central funds (Money Market Central Funds), which are open-end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, for which quotations are readily available, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Investments in open-end mutual funds are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Security Valuation - continued

value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Annual Report

1. Significant Accounting Policies - continued

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), Independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to futures transactions, foreign currency transactions, passive foreign investment companies (PFIC), market discount, deferred trustees compensation and losses deferred due to wash sales and futures transactions.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 12,107,913
Unrealized depreciation	(1,786,491)
Net unrealized appreciation (depreciation)	10,321,422
Undistributed ordinary income	255,439
Undistributed long-term capital gain	2,776,516
Cost for federal income tax purposes	$ 26,035,144

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	July 31, 2006	July 31, 2005
Ordinary Income	$ 420,476	$ 348,917
Long-term Capital Gains	2,100,742	1,520,287
Total	$ 2,521,218	$ 1,869,204

New Accounting Pronouncement. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48) was issued and is effective for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund's net assets and results of operations.

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Annual Report

2. Operating Policies - continued

Futures Contracts. The Fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase a fund's exposure to the underlying instrument, while selling futures tends to decrease a fund's exposure to the underlying instrument or hedge other fund investments. Upon entering into a futures contract, a fund is required to deposit with a clearing broker, no later than the following business day, an amount ("initial margin") equal to a certain percentage of the face value of the contract. The initial margin may be in the form of cash or securities and is transferred to a segregated account on settlement date. Subsequent payments ("variation margin") are made or received by a fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized gains or losses. Realized gains (losses) are recorded upon the expiration or closing of the futures contract. Securities deposited to meet margin requirements are identified in the Schedule of Investments. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contract's terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $8,501,543 and $11,983,328, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .35% of the Fund's average net assets and a group fee rate that averaged ..27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ±.20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the Fund's relative investment performance as

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .67% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .18% of average net assets.

Accounting and Security Lending Fees. FSC maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Affiliated Central Funds. The Fund may invest in Money Market Central Funds which seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

The Money Market Central Funds do not pay a management fee.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $196 for the period.

5. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounts to $107 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is

Annual Report

6. Security Lending - continued

determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from affiliated central funds. Net income from lending portfolio securities during the period amounted to $10,073.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $2,511 for the period. In addition, through arrangements with the Fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody and transfer agent expenses by $275 and $1,385.

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Puritan Trust and the Shareholders of Fidelity
Low-Priced Stock Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Low-Priced Stock Fund (a fund of Fidelity Puritan Trust) at July 31, 2006, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Low-Priced Stock Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Boston, Massachusetts
September 19, 2006

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy and Albert R. Gamper, Jr., each of the Trustees oversees 345 funds advised by FMR or an affiliate. Mr. McCoy oversees 347 funds advised by FMR or an affiliate. Mr. Gamper oversees 292 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (76)

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director (1999-present) of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

Stephen P. Jonas (53)

Year of Election or Appointment: 2005

Mr. Jonas is Senior Vice President of Low-Priced Stock (2005-present). He also serves as Senior Vice President of other Fidelity funds (2005-present). Mr. Jonas is Executive Director of FMR (2005-present) and FMR Co., Inc. (2005-present). He also serves as a Director of Fidelity Investments Money Management, Inc. (2005-present) and FMR Corp. (2003-present). Previously, Mr. Jonas served as President of Fidelity Enterprise Operations and Risk Services (2004-2005), Chief Administrative Officer (2002-2004), and Chief Financial Officer of FMR Corp. (1998-2002). In addition, he serves on the Boards of Boston Ballet (2003-present) and Simmons College (2003-present).

Robert L. Reynolds (54)

Year of Election or Appointment: 2003

Mr. Reynolds is President and a Director of FMR (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and FMR Co., Inc. (2005-present). Mr. Reynolds also serves as a Director (2003-present) and Chief Operating Officer (2000-present) of FMR Corp. and a Director of Strategic Advisers, Inc. (2005-present). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000-present). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (58)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (64)

Year of Election or Appointment: 2006
Mr. Gamper also serves as a Trustee (2006-present) or Member of the Advisory Board (2005-present) of other investment companies advised by FMR. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

Robert M. Gates (62)

Year of Election or Appointment: 1997

Dr. Gates is Chairman of the Independent Trustees (2006-present). Dr. Gates is President of Texas A&M University (2002-present). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001-present), and Brinker International (restaurant management, 2003-present). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001).

George H. Heilmeier (70)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display.

Marie L. Knowles (59)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (62)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

William O. McCoy (72)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Duke Realty Corporation (real estate). He is also a partner of Franklin Street Partners (private investment management firm). In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves as Chairman of the Board of Directors of the University of North Carolina Health Care System. He also served as Vice President of Finance for the University of North Carolina (16-school system).

Cornelia M. Small (62)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (67)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (67)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Annual Report

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Keyes may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
James H. Keyes (65)

Year of Election or Appointment: 2006

Member of the Advisory Board of Fidelity Puritan Trust. Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies, 1984-present), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions, 1998-present).

Peter S. Lynch (62)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Puritan Trust. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director (1999-present) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as the Chairman of the Inner-City Scholarship Fund.

Dwight D. Churchill (52)

Year of Election or Appointment: 2005

Vice President of Low-Priced Stock. Mr. Churchill also serves as Vice President of certain Equity Funds (2005-present). Mr. Churchill is Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Churchill served as Senior Vice President of Fidelity Investments Money Management, Inc. (2005-2006), Head of Fidelity's Fixed-Income Division (2000-2005), Vice President of Fidelity's Money Market Funds (2000-2005), Vice President of Fidelity's Bond Funds, and Senior Vice President of FMR.

Bruce T. Herring (40)

Year of Election or Appointment: 2006

Vice President of Low-Priced Stock. Mr. Herring also serves as Vice President of certain Equity Funds (2006-present). Mr. Herring is Senior Vice President of FMR (2006-present) and Vice President of FMR Co., Inc. (2001-present). Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds (2001-2005).

Joel C. Tillinghast (48)

Year of Election or Appointment: 1992

Vice President of Low-Priced Stock. Prior to his current responsibilities, Mr. Tillinghast worked as a portfolio manager. Mr. Tillinghast also serves as Senior Vice President of FMR (2002) and FMR Co., Inc. (2002).

Eric D. Roiter (57)

Year of Election or Appointment: 1998

Secretary of Low-Priced Stock. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Stuart Fross (46)

Year of Election or Appointment: 2003

Assistant Secretary of Low-Priced Stock. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

Christine Reynolds (47)

Year of Election or Appointment: 2004

President and Treasurer of Low-Priced Stock. Ms. Reynolds also serves as President and Treasurer of other Fidelity funds (2004-present) and is a Vice President (2003-present) and an employee (2002-present) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

R. Stephen Ganis (40)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Low-Priced Stock. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (58)

Year of Election or Appointment: 2006

Chief Financial Officer of Low-Priced Stock. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (59)

Year of Election or Appointment: 2004

Chief Compliance Officer of Low-Priced Stock. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (45)

Year of Election or Appointment: 2005

Deputy Treasurer of Low-Priced Stock. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kimberley H. Monasterio (42)

Year of Election or Appointment: 2004

Deputy Treasurer of Low-Priced Stock. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Kenneth B. Robins (36)

Year of Election or Appointment: 2005

Deputy Treasurer of Low-Priced Stock. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (39)

Year of Election or Appointment: 2005

Assistant Treasurer of Low-Priced Stock. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (59)
Year of Election or Appointment: 1989 Assistant Treasurer of Low-Priced Stock. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (52)
Year of Election or Appointment: 2004 Assistant Treasurer of Low-Priced Stock. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (51)
Year of Election or Appointment: 2002 Assistant Treasurer of Low-Priced Stock. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Gary W. Ryan (47)

Year of Election or Appointment: 2005

Assistant Treasurer of Low-Priced Stock. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Low-Priced Stock. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

Annual Report

Distributions

The Board of Trustees of Fidelity Low-Priced Stock Fund voted to pay on September 11, 2006, to shareholders of record at the opening of business on September 8, 2006, a distribution of $3.44 per share derived from capital gains realized from sales of portfolio securities and a dividend of $.19 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2006, $3,621,194,000, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 53% and 38% of the dividends distributed in September and December, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 99% and 60% of the dividends distributed in September and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2007 of amounts for use in preparing 2006 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on February 15, 2006. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees. A
	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	37,826,230,383.77	96.098
Withheld	1,536,010,182.46	3.902
TOTAL	39,362,240,566.23	100.000
Albert R. Gamper, Jr.
Affirmative	37,763,014,509.79	95.937
Withheld	1,599,226,056.44	4.063
TOTAL	39,362,240,566.23	100.000
Robert M. Gates
Affirmative	37,674,483,072.96	95.712
Withheld	1,687,757,493.27	4.288
TOTAL	39,362,240,566.23	100.000
George H. Heilmeier
Affirmative	37,748,457,238.12	95.900
Withheld	1,613,783,328.11	4.100
TOTAL	39,362,240,566.23	100.000
Edward C. Johnson 3d
Affirmative	37,532,189,641.25	95.351
Withheld	1,830,050,924.98	4.649
TOTAL	39,362,240,566.23	100.000
Stephen P. Jonas
Affirmative	37,757,585,019.59	95.923
Withheld	1,604,655,546.64	4.077
TOTAL	39,362,240,566.23	100.000
Marie L. Knowles
Affirmative	37,790,960,298.73	96.008
Withheld	1,571,280,267.50	3.992
TOTAL	39,362,240,566.23	100.000
	# of Votes	% of Votes
Ned C. Lautenbach
Affirmative	37,792,534,779.54	96.012
Withheld	1,569,705,786.69	3.988
TOTAL	39,362,240,566.23	100.000
William O. McCoy
Affirmative	37,635,159,621.12	95.612
Withheld	1,727,080,945.11	4.388
TOTAL	39,362,240,566.23	100.000
Robert L. Reynolds
Affirmative	37,724,250,371.80	95.839
Withheld	1,637,990,194.43	4.161
TOTAL	39,362,240,566.23	100.000
Cornelia M. Small
Affirmative	37,789,209,639.31	96.004
Withheld	1,573,030,926.92	3.996
TOTAL	39,362,240,566.23	100.000
William S. Stavropoulos
Affirmative	37,681,894,631.26	95.731
Withheld	1,680,345,934.97	4.269
TOTAL	39,362,240,566.23	100.000
Kenneth L. Wolfe
Affirmative	37,762,131,097.33	95.935
Withheld	1,600,109,468.90	4.065
TOTAL	39,362,240,566.23	100.000
A Denotes trust-wide proposal and voting results.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Low-Priced Stock Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2006 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that, since the last Advisory Contract renewals in July 2005, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) voluntarily entering into contractual arrangements with certain brokers pursuant to which Fidelity pays for research products and services separately out of its own resources, rather than bundling with fund commissions; (iii) launching the Fidelity Advantage Class of its five Spartan stock index funds and three Spartan bond index funds, which is a lower-fee class available to shareholders with higher account balances; (iv) contractually agreeing to impose expense limitations on Fidelity U.S. Bond Index Fund and reducing the fund's initial investment minimum; and (v) offering shareholders of each of the Fidelity Institutional Money Market Funds the privilege of exchanging shares of the fund for shares of other Fidelity funds.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance, as well as the fund's relative investment performance measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2005, the fund's cumulative total returns, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the fund.

Annual Report

Fidelity Low-Priced Stock Fund

The Board reviewed the fund's relative investment performance against its Lipper peer group and stated that the performance of the fund was in the second quartile for the one-year period and the first quartile for the three- and five-year periods. The Board also stated that the relative investment performance of the fund compared favorably to its benchmark for all the periods shown. The Board also reviewed the fund's relative investment performance against a peer group defined by Morningstar.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board noted with favor FMR's reorganization of its senior management team in 2005 and FMR's dedication of additional resources to investment research, and participated in the process that led to those changes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 6% means that 94% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity Low-Priced Stock Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2005. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for rolling 36-month periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of the fund's total expenses, the Board considered the fund's management fee as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the fund's positive performance adjustment. As part of its review, the Board also considered current and historical total expenses of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the fund's total expenses ranked below its competitive median for 2005.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, the Board concluded that the fund's total expenses were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

Annual Report

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower fee rates as total fund assets under FMR's management increase, and for higher fee rates as total fund assets under FMR's management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board also considered that although the fund is closed to new investors, it continues to incur investment management expenses, and marketing and distribution expenses related to the retention of existing shareholders and assets. The Board further noted that the fund may continue to realize benefits from the group fee structure, even though assets may not be expected to grow significantly at the fund level. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information on several topics, including (i) Fidelity's fund profitability methodology and profitability trends within certain funds; (ii) portfolio manager compensation; (iii) the extent to which any economies of scale exist and are shared between the funds and Fidelity; (iv) the total expenses of certain funds and classes relative to competitors, including the extent to which the expenses of certain funds have been or could be capped; (v) fund performance trends; and (vi) Fidelity's fee structures, including use of performance fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)

Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)

For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)

For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

15445 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

19200 Von Karman Avenue
Irvine, CA

601 Larkspur Landing Circle
Larkspur, CA

10100 Santa Monica Blvd.
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73-575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

123 South Lake Avenue
Pasadena, CA

16995 Bernardo Ctr. Drive
Rancho Bernardo, CA

1220 Roseville Parkway
Roseville, CA

1740 Arden Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

11943 El Camino Real
San Diego, CA

8 Montgomery Street
San Francisco, CA

3793 State Street
Santa Barbara, CA

1200 Wilshire Boulevard
Santa Monica, CA

21701 Hawthorne Boulevard
Torrance, CA

2001 North Main Street
Walnut Creek, CA

6300 Canoga Avenue
Woodland Hills, CA

Colorado

1625 Broadway
Denver, CO

9185 Westview Road
Lone Tree, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

400 Delaware Avenue
Wilmington, DE

Florida

4400 N. Federal Highway
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

4671 Town Center Parkway
Jacksonville, FL

1907 West State Road 434
Longwood, FL

8880 Tamiami Trail, North
Naples, FL

3501 PGA Boulevard
Palm Beach Gardens, FL

3550 Tamiami Trail, South
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

2465 State Road 7
Wellington, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

875 North Michigan Ave.
Chicago, IL

1415 West 22nd Street
Oak Brook, IL

1572 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7315 Wisconsin Avenue
Bethesda, MD

One W. Pennsylvania Ave.
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

238 Main Street
Cambridge, MA

405 Cochituate Road
Framingham, MA

416 Belmont Street
Worcester, MA

Annual Report

Michigan

500 E. Eisenhower Pkwy.
Ann Arbor, MI

280 Old N. Woodward Ave.
Birmingham, MI

43420 Grand River Avenue
Novi, MI

29155 Northwestern Hwy.
Southfield, MI

Minnesota

7600 France Avenue South
Edina, MN

Missouri

1524 South Lindbergh Blvd.
St. Louis, MO

Nevada

2225 Village Walk Drive
Henderson, NV

New Jersey

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

396 Route 17, North
Paramus, NJ

3518 Route 1 North
Princeton, NJ

530 Broad Street
Shrewsbury, NJ

New York

1055 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

980 Madison Avenue
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

200 Fifth Avenue
New York, NY

733 Third Avenue
New York, NY

11 Penn Plaza
New York, NY

2070 Broadway
New York, NY

1075 Northern Blvd.
Roslyn, NY

799 Central Park Avenue
Scarsdale, NY

North Carolina

4611 Sharon Road
Charlotte, NC

7011 Fayetteville Road
Durham, NC

Ohio

3805 Edwards Road
Cincinnati, OH

1324 Polaris Parkway
Columbus, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

7493 SW Bridgeport Road
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

47 Providence Place
Providence, RI

Tennessee

6150 Poplar Avenue
Memphis, TN

Texas

10000 Research Boulevard
Austin, TX

4001 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

6560 Fannin Street
Houston, TX

6500 N. MacArthur Blvd.
Irving, TX

6005 West Park Boulevard
Plano, TX

14100 San Pedro
San Antonio, TX

1576 East Southlake Blvd.
Southlake, TX

19740 IH 45 North
Spring, TX

Utah

279 West South Temple
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

411 108th Avenue, N.E.
Bellevue, WA

1518 6th Avenue
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

595 North Barker Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company
(formerly Fidelity Management &
Research (Far East) Inc.)

Fidelity Investments Japan Limited

Fidelity International Investment
Advisors

Fidelity International Investment
Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agent

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST ®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

LPS-UANN-0906
1.789249.103

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

Fidelity®

Puritan®

Fund

Annual Report

July 31, 2006

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The managers' review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com/holdings.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Although many securities markets made gains in early 2006, inflation concerns led to mixed results through the year's mid-point. Financial markets are always unpredictable. There are, however, a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2006	Past 1 year	Past 5 years	Past 10 years
Fidelity® Puritan® Fund	7.36%	5.78%	8.90%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity ® Puritan® Fund on July 31, 1996. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor'sSM 500 Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Stephen Petersen and George Fischer, Co-Portfolio Managers of Fidelity® Puritan® Fund

Most categories of U.S. stocks and investment-grade bonds had muted but positive returns for the 12 months ending July 31, 2006. The Standard & Poor's 500SM Index - a broad measure of U.S. equity performance - gained 5.38%. Buoyed by strong corporate earnings and solid economic growth, the S&P 500® enjoyed six consecutive months of gains from November through April. However, stocks pulled back for most of the remainder of the period. Among other widely quoted market yardsticks, the Dow Jones Industrial AverageSM returned 7.59%, while the NASDAQ Composite® Index dropped 3.47%. The investment-grade debt market finished with a 1.46% return according to the Lehman Brothers® Aggregate Bond Index. Negative influences on bonds included rising inflation and Federal Reserve Board interest rate hikes aimed to keep inflation at bay. On the plus side, bonds scored well in the final quarter of the period as equity performance stumbled, the economy slowed and signs pointed to a potential pause in the Fed's rate hike campaign.

For the 12 months ending July 31, 2006, the fund gained 7.36%, outperforming the 7.25% return of the Fidelity Balanced Composite Index, a hypothetical combination of the total returns of the Russell 3000® Value Index and the Lehman Brothers Aggregate Bond Index, using a weighting of 60% and 40%, respectively. Versus the index, the primary driver of fund performance was the fixed-income side of the portfolio. The high-quality orientation of the investment-grade bond subportfolio helped, given the uncertain environment for fixed-income investors as the Fed continued to raise interest rates. We also benefited from an out-of-benchmark allocation to high-yield securities, which strongly outpaced investment-grade debt. Our equities finished roughly in line with the index, with strong stock picking in consumer discretionary and telecommunication services offset by weak results in technology, industrials and materials. Energy services stocks Schlumberger and Baker Hughes both delivered strong returns based on improved earnings growth due to increased spending by energy companies and higher oil prices. On the other hand, semiconductor giant Intel lost market share to Advanced Micro Devices and experienced setbacks caused by less-robust business trends in the PC market. Industrial conglomerate Tyco International's announcement of a planned restructuring of the company disappointed investors.

The views expressed above reflect those of the portfolio managers only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2006 to July 31, 2006).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value February 1, 2006	Ending Account Value July 31, 2006	Expenses Paid During Period* February 1, 2006 to July 31, 2006
Actual	$ 1,000.00	$ 1,025.30	$ 3.11
Hypothetical (5% return per year before expenses)	$ 1,000.00	$ 1,021.72	$ 3.11

* Expenses are equal to the Fund's annualized expense ratio of .62%; multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes

Top Five Stocks as of July 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Exxon Mobil Corp.	3.1	2.3
Bank of America Corp.	2.3	2.0
Citigroup, Inc.	1.7	1.6
American International Group, Inc.	1.6	1.7
JPMorgan Chase & Co.	1.6	1.5
	10.3
Top Five Bond Issuers as of July 31, 2006
(with maturities greater than one year)	% of fund's net assets	% of fund's net assets 6 months ago
Fannie Mae	7.8	8.8
U.S. Treasury Obligations	6.3	7.1
Freddie Mac	2.8	1.6
Government National Mortgage Association	0.8	0.5
GS Mortgage Securities Corp.	0.2	0.1
	17.9
Top Five Market Sectors as of July 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	22.0	21.7
Energy	10.1	10.0
Consumer Discretionary	9.5	10.0
Industrials	8.0	8.1
Telecommunication Services	6.5	5.2
Asset Allocation (% of fund's net assets)
As of July 31, 2006*		As of January 31, 2006**
	Stocks 63.6%		Stocks 64.1%
	Bonds 34.6%		Bonds 34.5%
	Convertible Securities 0.9%		Convertible Securities 1.1%
	Other Investments 0.9%		Other Investments 0.7%
	Short-Term Investments and Net Other Assets 0.0%		Short-Term Investments and Net Other Assets*** (0.4)%
* Foreign investments	9.9%	** Foreign investments	10.6%

Percentages are adjusted for the effect of futures contracts and swap contracts, if applicable.

*** Short-Term Investments and Net Other Assets are not included in the pie chart.

Annual Report

Investments July 31, 2006

Showing Percentage of Net Assets

Common Stocks - 63.5%
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 7.2%
Auto Components - 0.1%
American Axle & Manufacturing Holdings, Inc.	472,700	$ 7,743
Johnson Controls, Inc.	167,869	12,886
		20,629
Automobiles - 0.7%
General Motors Corp. (g)	919,100	29,623
Harley-Davidson, Inc.	229,500	13,082
Hyundai Motor Co.	261,680	20,027
Monaco Coach Corp.	257,800	2,746
Renault SA	316,099	34,542
Toyota Motor Corp. sponsored ADR	615,800	64,794
Winnebago Industries, Inc. (g)	516,063	14,919
		179,733
Diversified Consumer Services - 0.1%
Service Corp. International (SCI)	2,292,700	17,218
Hotels, Restaurants & Leisure - 0.2%
Gaylord Entertainment Co. (a)	458,500	17,524
McDonald's Corp.	522,200	18,481
WMS Industries, Inc. (a)	300,900	7,983
		43,988
Household Durables - 0.8%
Newell Rubbermaid, Inc.	3,588,000	94,580
Sony Corp. sponsored ADR	401,000	18,442
Whirlpool Corp.	952,483	73,522
		186,544
Internet & Catalog Retail - 0.1%
Liberty Media Holding Corp. - Interactive Series A (a)	1,298,676	21,389
Leisure Equipment & Products - 0.2%
Eastman Kodak Co. (g)	2,064,500	45,935
Media - 3.3%
CBS Corp. Class B	2,384,275	65,401
Clear Channel Communications, Inc.	4,048,800	117,213
Comcast Corp. Class A (a)	3,448,416	118,557
Discovery Holding Co. Class A (a)	550,970	7,339
Gannett Co., Inc.	400,900	20,895
Liberty Media Holding Corp. - Capital Series A (a)	193,635	15,803
Live Nation, Inc. (a)	227,738	4,773
McGraw-Hill Companies, Inc.	56,800	3,198
News Corp. Class A	1,591,200	30,615
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - continued
Media - continued
NTL, Inc.	1,143,760	$ 26,135
The McClatchy Co. Class A	327,984	13,903
The New York Times Co. Class A (g)	1,314,820	29,150
The Reader's Digest Association, Inc. (non-vtg.)	2,121,060	28,974
The Walt Disney Co.	1,943,690	57,708
Time Warner, Inc.	7,684,160	126,789
Viacom, Inc. Class B (non-vtg.) (a)	2,245,675	78,262
Vivendi Universal SA sponsored ADR	1,017,700	34,358
		779,073
Multiline Retail - 0.7%
Big Lots, Inc. (a)	1,996,675	32,266
Dollar Tree Stores, Inc. (a)	1,879,700	50,000
Family Dollar Stores, Inc.	1,530,200	34,766
Federated Department Stores, Inc.	1,569,400	55,102
		172,134
Specialty Retail - 0.8%
AnnTaylor Stores Corp. (a)	1,408,450	57,831
Chico's FAS, Inc. (a)	576,200	13,051
Gap, Inc.	258,200	4,480
Home Depot, Inc.	1,677,900	58,240
OfficeMax, Inc.	201,700	8,292
RadioShack Corp.	2,010,900	32,516
Stage Stores, Inc.	531	16
Tiffany & Co., Inc.	322,165	10,177
TJX Companies, Inc.	86,100	2,098
		186,701
Textiles, Apparel & Luxury Goods - 0.2%
Liz Claiborne, Inc.	772,960	27,324
VF Corp.	320,716	21,751
		49,075
TOTAL CONSUMER DISCRETIONARY		1,702,419
CONSUMER STAPLES - 3.6%
Beverages - 0.4%
Anheuser-Busch Companies, Inc.	1,723,700	82,996
Food & Staples Retailing - 0.7%
Wal-Mart Stores, Inc.	3,762,000	167,409
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER STAPLES - continued
Food Products - 0.3%
Corn Products International, Inc.	688,400	$ 22,896
Kraft Foods, Inc. Class A (g)	1,663,100	53,884
		76,780
Household Products - 1.0%
Colgate-Palmolive Co.	2,446,700	145,138
Kimberly-Clark Corp.	1,085,100	66,245
Procter & Gamble Co.	580,323	32,614
		243,997
Personal Products - 0.4%
Avon Products, Inc.	2,797,030	81,086
Tobacco - 0.8%
Altria Group, Inc.	2,378,440	190,204
TOTAL CONSUMER STAPLES		842,472
ENERGY - 8.6%
Energy Equipment & Services - 2.1%
Baker Hughes, Inc.	1,585,600	126,769
BJ Services Co.	693,800	25,164
Halliburton Co.	1,482,900	49,470
Noble Corp.	906,850	65,066
Schlumberger Ltd. (NY Shares)	3,443,880	230,223
		496,692
Oil, Gas & Consumable Fuels - 6.5%
Apache Corp.	832,010	58,632
BP PLC sponsored ADR	1,534,026	111,248
Chevron Corp.	2,968,400	195,261
ConocoPhillips	1,238,100	84,983
Double Hull Tankers, Inc.	513,100	7,532
El Paso Corp.	1,440,600	23,050
EOG Resources, Inc.	544,100	40,345
Exxon Mobil Corp.	10,768,024	729,408
Hess Corp.	258,300	13,664
Lukoil Oil Co. sponsored ADR	289,600	25,340
Common Stocks - continued
	Shares	Value (Note 1) (000s)
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Total SA sponsored ADR	3,106,000	$ 211,922
Williams Companies, Inc.	776,400	18,828
		1,520,213
TOTAL ENERGY		2,016,905
FINANCIALS - 18.1%
Capital Markets - 2.6%
Ameriprise Financial, Inc.	873,717	38,968
Bank of New York Co., Inc.	3,574,300	120,132
KKR Private Equity Investors, L.P. Restricted Depositary Units (m)	977,300	22,967
Mellon Financial Corp.	2,153,000	75,355
Merrill Lynch & Co., Inc.	1,676,300	122,068
Morgan Stanley	2,527,240	168,061
Nomura Holdings, Inc.	1,290,900	23,004
State Street Corp.	662,167	39,770
		610,325
Commercial Banks - 2.7%
Bank of China Ltd. (H Shares)	13,435,000	5,931
KeyCorp	1,003,500	37,029
Kookmin Bank sponsored ADR	422,600	36,445
Lloyds TSB Group PLC	3,077,099	30,983
Marshall & Ilsley Corp.	577,000	27,102
Royal Bank of Scotland Group PLC	859,684	27,975
U.S. Bancorp, Delaware	2,137,750	68,408
Wachovia Corp.	4,132,541	221,628
Wells Fargo & Co.	2,475,000	179,042
		634,543
Consumer Finance - 0.3%
American Express Co.	1,446,001	75,279
Diversified Financial Services - 5.7%
Bank of America Corp.	10,441,025	538,026
Citigroup, Inc.	8,168,092	394,601
FirstRand Ltd.	8,876,030	22,064
JPMorgan Chase & Co.	8,289,152	378,151
		1,332,842
Insurance - 4.9%
ACE Ltd.	3,071,177	158,258
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - continued
Insurance - continued
Allianz AG sponsored ADR	1,510,000	$ 23,752
Allied World Assurance Holdings Ltd.	75,000	2,618
Allstate Corp.	1,620,600	92,082
American International Group, Inc.	6,293,237	381,811
Genworth Financial, Inc. Class A (non-vtg.)	932,400	31,981
Hartford Financial Services Group, Inc.	1,285,400	109,053
MetLife, Inc. unit	1,144,400	31,425
Montpelier Re Holdings Ltd.	1,474,800	26,664
PartnerRe Ltd.	682,700	42,416
Swiss Reinsurance Co. (Reg.)	448,105	32,225
The St. Paul Travelers Companies, Inc.	3,248,137	148,765
Willis Group Holdings Ltd.	1,284,400	41,782
XL Capital Ltd. Class A	574,900	36,621
		1,159,453
Real Estate Investment Trusts - 0.4%
Developers Diversified Realty Corp.	465,900	24,590
Equity Office Properties Trust	793,730	30,090
Equity Residential (SBI)	789,100	36,701
		91,381
Thrifts & Mortgage Finance - 1.5%
Countrywide Financial Corp.	408,590	14,640
Fannie Mae	4,006,540	191,953
Freddie Mac	1,495,400	86,524
Golden West Financial Corp., Delaware	348,900	25,700
Sovereign Bancorp, Inc.	2,057,003	42,457
		361,274
TOTAL FINANCIALS		4,265,097
HEALTH CARE - 4.9%
Health Care Equipment & Supplies - 0.9%
Baxter International, Inc.	3,599,657	151,186
Becton, Dickinson & Co.	214,900	14,166
Boston Scientific Corp. (a)	2,564,300	43,619
		208,971
Health Care Providers & Services - 0.2%
HCA, Inc.	402,100	19,767
Common Stocks - continued
	Shares	Value (Note 1) (000s)
HEALTH CARE - continued
Health Care Providers & Services - continued
Omnicare, Inc.	215,100	$ 9,735
UnitedHealth Group, Inc.	363,800	17,401
		46,903
Pharmaceuticals - 3.8%
Bristol-Myers Squibb Co.	3,071,500	73,624
Eli Lilly & Co.	409,100	23,225
Johnson & Johnson	2,999,100	187,594
Merck & Co., Inc.	3,080,100	124,036
Novartis AG sponsored ADR	699,100	39,303
Pfizer, Inc.	8,163,700	212,175
Schering-Plough Corp.	4,744,600	96,980
Wyeth	2,934,400	142,230
		899,167
TOTAL HEALTH CARE		1,155,041
INDUSTRIALS - 6.7%
Aerospace & Defense - 1.7%
EADS NV	858,490	24,728
Honeywell International, Inc.	3,644,400	141,038
Lockheed Martin Corp.	1,465,400	116,763
The Boeing Co.	406,400	31,463
United Technologies Corp.	1,210,500	75,281
		389,273
Air Freight & Logistics - 0.0%
United Parcel Service, Inc. Class B	142,700	9,833
Airlines - 0.1%
UAL Corp. (a)	390,995	10,221
Building Products - 0.2%
Masco Corp.	1,573,253	42,053
Commercial Services & Supplies - 0.3%
Cendant Corp.	1,940,890	29,133
Waste Management, Inc.	1,505,400	51,756
		80,889
Electrical Equipment - 0.2%
Emerson Electric Co.	712,900	56,262
Industrial Conglomerates - 2.0%
3M Co.	703,100	49,498
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Industrial Conglomerates - continued
General Electric Co.	6,743,300	$ 220,438
Textron, Inc.	424,000	38,122
Tyco International Ltd.	5,883,724	153,506
		461,564
Machinery - 1.6%
Briggs & Stratton Corp.	1,088,800	27,873
Caterpillar, Inc.	719,800	51,012
Deere & Co.	214,100	15,537
Dover Corp.	1,664,300	78,455
Eaton Corp.	233,500	14,967
Illinois Tool Works, Inc.	413,600	18,914
Ingersoll-Rand Co. Ltd. Class A	1,807,900	64,723
Navistar International Corp. (a)	692,405	15,482
SPX Corp.	1,720,100	94,003
		380,966
Road & Rail - 0.6%
Burlington Northern Santa Fe Corp.	1,341,300	92,429
Laidlaw International, Inc.	382,700	10,142
Union Pacific Corp.	397,200	33,762
		136,333
TOTAL INDUSTRIALS		1,567,394
INFORMATION TECHNOLOGY - 5.3%
Communications Equipment - 0.7%
Cisco Systems, Inc. (a)	3,450,700	61,595
Lucent Technologies, Inc. (a)	7,116,300	15,158
Lucent Technologies, Inc. warrants 12/10/07 (a)	10,603	2
Motorola, Inc.	3,195,953	72,740
Nortel Networks Corp.	1,720,900	3,373
		152,868
Computers & Peripherals - 1.4%
Dell, Inc. (a)	1,009,500	21,886
EMC Corp. (a)	3,929,500	39,884
Hewlett-Packard Co.	3,987,702	127,248
Imation Corp.	114,700	4,671
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Computers & Peripherals - continued
International Business Machines Corp.	1,390,300	$ 107,623
Sun Microsystems, Inc. (a)	5,462,925	23,764
		325,076
Electronic Equipment & Instruments - 0.5%
Agilent Technologies, Inc. (a)	1,087,000	30,914
Arrow Electronics, Inc. (a)	1,120,700	31,671
Avnet, Inc. (a)	2,163,470	39,375
Solectron Corp. (a)	7,943,700	23,990
		125,950
Internet Software & Services - 0.0%
Yahoo!, Inc. (a)	286,800	7,784
IT Services - 0.2%
MoneyGram International, Inc.	1,274,900	39,076
Office Electronics - 0.3%
Xerox Corp.	5,567,110	78,441
Semiconductors & Semiconductor Equipment - 1.5%
Analog Devices, Inc.	1,646,900	53,244
Applied Materials, Inc.	3,055,500	48,094
Freescale Semiconductor, Inc.:
Class A (a)	24,690	707
Class B (a)	2,066,888	58,948
Intel Corp.	5,923,240	106,618
Micron Technology, Inc. (a)	2,404,100	37,480
Novellus Systems, Inc. (a)	230,600	5,836
Samsung Electronics Co. Ltd.	43,360	27,601
Teradyne, Inc. (a)	989,700	13,005
		351,533
Software - 0.7%
Microsoft Corp.	4,762,000	114,431
Oracle Corp. (a)	1,018,500	15,247
Symantec Corp. (a)	2,094,967	36,390
		166,068
TOTAL INFORMATION TECHNOLOGY		1,246,796
MATERIALS - 2.7%
Chemicals - 1.4%
Air Products & Chemicals, Inc.	888,300	56,789
Common Stocks - continued
	Shares	Value (Note 1) (000s)
MATERIALS - continued
Chemicals - continued
Arkema (a)	16,970	$ 658
Arkema sponsored ADR (a)	209,510	8,150
Ashland, Inc.	487,700	32,437
Bayer AG sponsored ADR	378,500	18,634
Celanese Corp. Class A	928,100	17,829
Chemtura Corp.	2,889,951	24,882
Dow Chemical Co.	1,027,600	35,534
E.I. du Pont de Nemours & Co.	1,039,700	41,235
Georgia Gulf Corp.	1,001,940	25,509
Lyondell Chemical Co.	1,902,044	42,359
PolyOne Corp. (a)	1,588,800	13,266
Rohm & Haas Co.	229,400	10,580
Tronox, Inc. Class B	212,223	2,791
		330,653
Containers & Packaging - 0.2%
Amcor Ltd.	2,432,300	12,618
Smurfit-Stone Container Corp.	3,343,607	33,837
		46,455
Metals & Mining - 0.7%
Alcan, Inc.	906,200	41,330
Alcoa, Inc.	3,407,600	102,058
Phelps Dodge Corp.	262,600	22,935
		166,323
Paper & Forest Products - 0.4%
International Paper Co.	1,573,100	54,005
Weyerhaeuser Co.	711,800	41,754
		95,759
TOTAL MATERIALS		639,190
TELECOMMUNICATION SERVICES - 4.3%
Diversified Telecommunication Services - 3.8%
AT&T, Inc.	10,552,687	316,475
BellSouth Corp.	6,406,670	250,949
Consolidated Communications Holdings, Inc.	428,693	7,193
Embarq Corp.	181,085	8,194
Philippine Long Distance Telephone Co. sponsored ADR (g)	888,300	34,812
Qwest Communications International, Inc. (a)	8,302,300	66,335
Common Stocks - continued
	Shares	Value (Note 1) (000s)
TELECOMMUNICATION SERVICES - continued
Diversified Telecommunication Services - continued
Telkom SA Ltd. sponsored ADR	345,725	$ 26,030
Verizon Communications, Inc.	5,424,000	183,440
		893,428
Wireless Telecommunication Services - 0.5%
DigitalGlobe, Inc. (a)(h)	15,842	40
Sprint Nextel Corp.	4,384,200	86,807
Vodafone Group PLC sponsored ADR	1,776,775	38,520
		125,367
TOTAL TELECOMMUNICATION SERVICES		1,018,795
UTILITIES - 2.1%
Electric Utilities - 0.3%
Entergy Corp.	908,700	70,061
Portland General Electric Co.	10,396	272
		70,333
Independent Power Producers & Energy Traders - 0.5%
AES Corp. (a)	2,270,300	45,088
TXU Corp.	1,136,438	72,993
		118,081
Multi-Utilities - 1.3%
Dominion Resources, Inc.	1,387,600	108,899
Duke Energy Corp.	1,290,400	39,125
Public Service Enterprise Group, Inc.	1,357,200	91,516
Wisconsin Energy Corp.	1,857,800	78,399
		317,939
TOTAL UTILITIES		506,353
TOTAL COMMON STOCKS (Cost $11,497,635)		14,960,462
Preferred Stocks - 0.6%
	Shares	Value (Note 1) (000s)
Convertible Preferred Stocks - 0.5%
CONSUMER DISCRETIONARY - 0.2%
Automobiles - 0.2%
Ford Motor Co. Capital Trust II 6.50%	561,900	$ 16,098
General Motors Corp.:
Series A, 4.50%	414,900	10,290
Series B, 5.25%	501,100	9,771
Series C, 6.25%	369,100	7,936
		44,095
Hotels, Restaurants & Leisure - 0.0%
Six Flags, Inc. 7.25% PIERS	485,200	10,674
TOTAL CONSUMER DISCRETIONARY		54,769
ENERGY - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Chesapeake Energy Corp.:
4.50%	56,300	5,525
6.25%	24,000	6,678
		12,203
FINANCIALS - 0.1%
Insurance - 0.1%
Conseco, Inc. Series B, 5.50%	194,000	5,255
The Chubb Corp. Series B, 7.00%	173,900	6,125
Travelers Property Casualty Corp. 4.50%	289,800	7,088
XL Capital Ltd. 6.50%	649,600	13,830
		32,298
HEALTH CARE - 0.1%
Pharmaceuticals - 0.1%
Schering-Plough Corp. 6.00%	255,700	13,506
MATERIALS - 0.0%
Chemicals - 0.0%
Celanese Corp. 4.25%	8,700	250
TELECOMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
Cincinnati Bell, Inc. Series B, 6.75%	96,900	3,963
Preferred Stocks - continued
	Shares	Value (Note 1) (000s)
Convertible Preferred Stocks - continued
UTILITIES - 0.0%
Independent Power Producers & Energy Traders - 0.0%
NRG Energy, Inc. Series A, 5.75%	23,200	$ 5,809
TOTAL CONVERTIBLE PREFERRED STOCKS		122,798
Nonconvertible Preferred Stocks - 0.1%
CONSUMER DISCRETIONARY - 0.0%
Media - 0.0%
Spanish Broadcasting System, Inc. Class B, 10.75%	1,498	1,625
FINANCIALS - 0.1%
Thrifts & Mortgage Finance - 0.1%
Fannie Mae 7.00%	84,400	4,553
HEALTH CARE - 0.0%
Health Care Providers & Services - 0.0%
Fresenius Medical Care Capital Trust II 7.875%	3,790	3,805
TELECOMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
PTV, Inc. Series A, 10.00%	187	1
UTILITIES - 0.0%
Electric Utilities - 0.0%
Entergy Gulf States, Inc. Series A, adj. rate	17,743	1,793
TOTAL NONCONVERTIBLE PREFERRED STOCKS		11,777
TOTAL PREFERRED STOCKS (Cost $148,898)		134,575
Corporate Bonds - 14.3%
	Principal Amount (000s)
Convertible Bonds - 0.4%
CONSUMER DISCRETIONARY - 0.2%
Hotels, Restaurants & Leisure - 0.0%
Six Flags, Inc. 4.5% 5/15/15	$ 4,900	5,062
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Convertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Media - 0.2%
Liberty Media Corp.:
4% 11/15/29 (h)	$ 17,982	$ 11,022
3.5% 1/15/31 (h)	14,140	14,211
News America, Inc. liquid yield option note 0% 2/28/21 (h)	28,330	16,821
		42,054
TOTAL CONSUMER DISCRETIONARY		47,116
INDUSTRIALS - 0.1%
Airlines - 0.1%
UAL Corp. 4.5% 6/30/21 (h)	11,890	11,631
Industrial Conglomerates - 0.0%
Tyco International Group SA yankee 3.125% 1/15/23	7,030	8,750
TOTAL INDUSTRIALS		20,381
INFORMATION TECHNOLOGY - 0.0%
Semiconductors & Semiconductor Equipment - 0.0%
Intel Corp. 2.95% 12/15/35	7,000	5,785
TELECOMMUNICATION SERVICES - 0.1%
Diversified Telecommunication Services - 0.1%
Level 3 Communications, Inc.:
3.5% 6/15/12	8,650	8,280
5.25% 12/15/11 (h)	16,070	18,957
		27,237
Wireless Telecommunication Services - 0.0%
ICO North America, Inc. 7.5% 8/15/09 (m)	5,390	6,468
TOTAL TELECOMMUNICATION SERVICES		33,705
TOTAL CONVERTIBLE BONDS		106,987
Nonconvertible Bonds - 13.9%
CONSUMER DISCRETIONARY - 1.7%
Auto Components - 0.0%
Keystone Automotive Operations, Inc. 9.75% 11/1/13	810	767
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Auto Components - continued
Tenneco, Inc. 8.625% 11/15/14	$ 1,450	$ 1,436
Visteon Corp.:
7% 3/10/14	1,510	1,231
8.25% 8/1/10	6,000	5,505
		8,939
Automobiles - 0.0%
Ford Motor Co. 7.45% 7/16/31	11,100	8,159
Diversified Consumer Services - 0.1%
Affinion Group, Inc.:
10.125% 10/15/13 (h)	9,000	9,225
11.5% 10/15/15 (h)	4,610	4,622
Education Management LLC/Education Management Finance Corp.:
8.75% 6/1/14 (h)	4,290	4,301
10.25% 6/1/16 (h)	2,880	2,902
Service Corp. International (SCI):
7.7% 4/15/09 (Reg. S)	2,500	2,531
6.5% 3/15/08	1,860	1,851
7.7% 4/15/09	3,095	3,141
8% 6/15/17 (h)(k)	3,100	2,899
		31,472
Hotels, Restaurants & Leisure - 0.3%
Carrols Corp. 9% 1/15/13	5,860	5,845
Chukchansi Economic Development Authority:
8% 11/15/13 (h)	1,890	1,892
8.78% 11/15/12 (h)(k)	1,140	1,160
Festival Fun Parks LLC 10.875% 4/15/14 (h)	1,650	1,638
MGM MIRAGE:
6% 10/1/09	420	407
6.75% 9/1/12	2,000	1,938
6.75% 4/1/13 (h)	7,520	7,257
6.875% 4/1/16 (h)	3,760	3,563
8.5% 9/15/10	6,840	7,148
MTR Gaming Group, Inc. 9% 6/1/12 (h)	1,320	1,340
Penn National Gaming, Inc.:
6.75% 3/1/15	2,160	2,030
6.875% 12/1/11	4,000	3,945
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Hotels, Restaurants & Leisure - continued
San Pasqual Casino Development Group, Inc. 8% 9/15/13 (h)	$ 1,080	$ 1,085
Six Flags, Inc. 9.625% 6/1/14	5,230	4,746
Station Casinos, Inc. 6.625% 3/15/18	3,290	2,928
Town Sports International, Inc. 9.625% 4/15/11	3,701	3,840
Virgin River Casino Corp./RBG LLC/B&BB, Inc.:
0% 1/15/13 (e)	1,610	1,095
9% 1/15/12	2,940	2,999
Waterford Gaming LLC/Waterford Gaming Finance Corp. 8.625% 9/15/12 (h)	930	983
Wheeling Island Gaming, Inc. 10.125% 12/15/09	2,155	2,217
		58,056
Household Durables - 0.1%
Beazer Homes USA, Inc. 8.625% 5/15/11	3,140	3,109
Fortune Brands, Inc. 5.125% 1/15/11	10,885	10,542
Interface, Inc. 9.5% 2/1/14	1,525	1,556
Technical Olympic USA, Inc. 9% 7/1/10	230	214
Whirlpool Corp. 6.125% 6/15/11	6,400	6,425
		21,846
Media - 1.0%
AOL Time Warner, Inc. 6.875% 5/1/12	3,820	3,950
CanWest Media, Inc. 8% 9/15/12	15	14
Charter Communications Holding II LLC/Charter Communications Holdings II Capital Corp. 10.25% 9/15/10	9,484	9,579
Charter Communications Operating LLC/Charter Communications Operating Capital Corp. 8.375% 4/30/14 (h)	10,000	10,075
Comcast Corp. 6.45% 3/15/37	25,750	24,435
Cox Communications, Inc. 4.625% 6/1/13	17,100	15,523
CSC Holdings, Inc.:
7.625% 4/1/11	3,440	3,474
7.625% 7/15/18	5,955	5,910
7.875% 2/15/18	2,020	2,045
Dex Media West LLC/Dex Media West Finance Co.:
8.5% 8/15/10	1,630	1,673
9.875% 8/15/13	1,865	2,007
Dex Media, Inc.:
0% 11/15/13 (e)	295	243
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Media - continued
Dex Media, Inc.: - continued
8% 11/15/13	$ 1,750	$ 1,741
EchoStar DBS Corp.:
6.375% 10/1/11	8,000	7,810
6.625% 10/1/14	3,000	2,895
Entercom Radio LLC/Entercom Capital, Inc. 7.625% 3/1/14	2,515	2,458
Houghton Mifflin Co.:
0% 10/15/13 (e)	4,375	3,620
8.25% 2/1/11	8,155	8,206
9.875% 2/1/13	7,910	8,128
Lamar Media Corp. 7.25% 1/1/13	1,290	1,267
LBI Media Holdings, Inc. 0% 10/15/13 (e)	4,450	3,716
LBI Media, Inc. 10.125% 7/15/12	4,060	4,293
Liberty Media Corp.:
5.7% 5/15/13	2,055	1,891
5.7% 5/15/13	8,410	7,737
8.25% 2/1/30	10,280	10,092
Muzak LLC/Muzak Finance Corp. 10% 2/15/09	6,000	5,100
News America Holdings, Inc. 7.75% 12/1/45	18,112	19,331
News America, Inc. 6.2% 12/15/34	5,885	5,388
Nexstar Broadcasting, Inc. 7% 1/15/14	8,000	7,040
PanAmSat Corp.:
6.375% 1/15/08	2,720	2,679
9% 8/15/14	4,264	4,307
9% 6/15/16 (h)	3,000	3,000
R.H. Donnelley Corp. 6.875% 1/15/13	1,100	996
R.H. Donnelley Finance Corp. III 6.875% 1/15/13	1,900	1,720
Radio One, Inc. 8.875% 7/1/11	4,005	4,125
Rainbow National LLC & RNS Co. Corp.:
8.75% 9/1/12 (h)	4,000	4,200
10.375% 9/1/14 (h)	12,000	13,260
Time Warner, Inc. 9.125% 1/15/13	4,910	5,616
Viacom, Inc. 5.75% 4/30/11 (h)	7,265	7,130
		226,674
Specialty Retail - 0.2%
AutoNation, Inc. 7.5069% 4/15/13 (h)(k)	1,270	1,280
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
Burlington Coat Factory Warehouse Corp. 11.125% 4/15/14 (h)	$ 5,000	$ 4,800
GSC Holdings Corp./Gamestop, Inc.:
8% 10/1/12	9,125	9,216
9.3831% 10/1/11 (k)	7,000	7,263
Linens 'n Things, Inc./Linens 'n Things Center, Inc. 11.1319% 1/15/14 (h)(k)	7,000	6,493
Nebraska Book Co., Inc. 8.625% 3/15/12	4,380	3,964
Sonic Automotive, Inc. 8.625% 8/15/13	5,000	4,975
		37,991
Textiles, Apparel & Luxury Goods - 0.0%
Jostens IH Corp. 7.625% 10/1/12	1,430	1,380
Levi Strauss & Co. 12.25% 12/15/12	4,780	5,336
		6,716
TOTAL CONSUMER DISCRETIONARY		399,853
CONSUMER STAPLES - 0.3%
Beverages - 0.1%
FBG Finance Ltd. 5.125% 6/15/15 (h)	6,585	6,116
Miller Brewing Co. 5.5% 8/15/13 (h)	3,275	3,178
		9,294
Food & Staples Retailing - 0.0%
Rite Aid Corp.:
6.875% 12/15/28 (h)	295	223
7.7% 2/15/27	1,255	1,048
		1,271
Food Products - 0.1%
H.J. Heinz Co. 6.428% 12/1/08 (h)(k)	7,380	7,505
NPI Merger Corp.:
9.23% 10/15/13 (h)(k)	540	554
10.75% 4/15/14 (h)	2,035	2,121
Pierre Foods, Inc. 9.875% 7/15/12	11,190	11,302
Swift & Co. 12.5% 1/1/10	4,980	5,129
		26,611
Personal Products - 0.0%
Revlon Consumer Products Corp. 9.5% 4/1/11	7,000	5,880
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
CONSUMER STAPLES - continued
Tobacco - 0.1%
Altria Group, Inc. 7% 11/4/13	$ 9,860	$ 10,590
Reynolds American, Inc.:
7.625% 6/1/16 (h)	8,500	8,655
7.75% 6/1/18 (h)	8,500	8,623
		27,868
TOTAL CONSUMER STAPLES		70,924
ENERGY - 1.4%
Energy Equipment & Services - 0.2%
Cooper Cameron Corp. 2.65% 4/15/07	6,550	6,413
Diamond Offshore Drilling, Inc. 4.875% 7/1/15	1,435	1,326
Hanover Compressor Co.:
7.5% 4/15/13	660	655
9% 6/1/14	1,890	2,003
Noble Drilling Corp. 5.875% 6/1/13	2,385	2,390
Petronas Capital Ltd. 7% 5/22/12 (h)	28,745	30,483
Pride International, Inc. 7.375% 7/15/14	3,000	3,023
		46,293
Oil, Gas & Consumable Fuels - 1.2%
ANR Pipeline, Inc. 8.875% 3/15/10	6,360	6,654
Arch Western Finance LLC 6.75% 7/1/13	4,960	4,737
Atlas Pipeline Partners LP/Atlas Pipeline Partners Finance Corp.:
8.125% 12/15/15 (h)	1,480	1,487
8.125% 12/15/15 (h)	2,040	2,050
Canadian Oil Sands Ltd. 4.8% 8/10/09 (h)	8,945	8,695
Chaparral Energy, Inc. 8.5% 12/1/15 (h)	3,120	3,112
Chesapeake Energy Corp.:
6.375% 6/15/15	4,000	3,760
6.5% 8/15/17	14,280	13,263
6.625% 1/15/16	8,000	7,600
Colorado Interstate Gas Co.:
5.95% 3/15/15	7,000	6,475
6.8% 11/15/15	5,000	4,850
Drummond Co., Inc. 7.375% 2/15/16 (h)	13,445	12,605
Duke Capital LLC 6.75% 2/15/32	2,874	2,893
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
El Paso Corp.:
6.375% 2/1/09 (h)	$ 1,285	$ 1,265
6.5% 6/1/08 (h)	3,245	3,225
6.95% 6/1/28 (h)	180	162
7.75% 6/15/10 (h)	6,680	6,758
7.875% 6/15/12	3,410	3,478
El Paso Energy Corp.:
6.95% 12/15/07	3,730	3,739
7.375% 12/15/12	2,640	2,630
7.8% 8/1/31	1,020	1,005
8.05% 10/15/30	655	663
EnCana Holdings Finance Corp. 5.8% 5/1/14	11,285	11,139
Encore Acquisition Co. 7.25% 12/1/17	6,000	5,715
EXCO Resources, Inc. 7.25% 1/15/11	1,120	1,092
Foundation Pennsylvania Coal Co. 7.25% 8/1/14	1,810	1,833
Kinder Morgan Energy Partners LP 5.8% 3/15/35	3,505	3,065
Kinder Morgan Finance Co. ULC 5.35% 1/5/11	13,650	12,757
Massey Energy Co.:
6.625% 11/15/10	2,135	2,135
6.875% 12/15/13	9,565	8,704
National Gas Co. of Trinidad & Tobago Ltd. 6.05% 1/15/36 (h)	3,700	3,379
Nexen, Inc. 5.875% 3/10/35	5,865	5,300
Northwest Pipeline Corp.:
7% 6/15/16 (h)	6,000	5,993
8.125% 3/1/10	1,290	1,332
Pemex Project Funding Master Trust:
5.75% 12/15/15 (h)	2,810	2,677
5.75% 12/15/15	1,500	1,429
6.125% 8/15/08	10,750	10,772
6.625% 6/15/35 (h)	2,000	1,919
6.625% 6/15/35	2,500	2,399
7.375% 12/15/14	5,810	6,188
Petrohawk Energy Corp. 9.125% 7/15/13 (h)	22,000	22,385
Plains Exploration & Production Co. 8.75% 7/1/12	5,490	5,710
Pogo Producing Co. 7.875% 5/1/13 (h)	3,570	3,606
Range Resources Corp. 7.375% 7/15/13	1,330	1,323
Ship Finance International Ltd. 8.5% 12/15/13	10,070	9,617
Stone Energy Corp. 6.75% 12/15/14	10,045	10,258
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Talisman Energy, Inc. 5.85% 2/1/37	$ 5,550	$ 5,020
Targa Resources, Inc./Targa Resources Finance Corp. 8.5% 11/1/13 (h)	1,580	1,541
Teekay Shipping Corp. 8.875% 7/15/11	10,030	10,481
Tennessee Gas Pipeline Co.:
7.5% 4/1/17	255	259
8.375% 6/15/32	765	822
Williams Co., Inc. Credit Linked Certificate Trust III 6.75% 4/15/09 (h)	3,270	3,254
Williams Companies, Inc.:
6.375% 10/1/10 (h)	8,000	7,810
7.125% 9/1/11	8,615	8,680
7.5% 1/15/31	2,171	2,095
7.625% 7/15/19	2,350	2,365
8.125% 3/15/12	10,630	11,029
		295,189
TOTAL ENERGY		341,482
FINANCIALS - 3.6%
Capital Markets - 0.3%
Bank of New York Co., Inc.:
3.4% 3/15/13 (k)	5,300	5,125
4.25% 9/4/12 (k)	6,980	6,893
E*TRADE Financial Corp. 7.375% 9/15/13	1,600	1,604
Goldman Sachs Group, Inc.:
4.75% 7/15/13	8,545	8,029
5.125% 1/15/15	21,575	20,428
Legg Mason, Inc. 6.75% 7/2/08	4,110	4,202
Morgan Stanley:
4% 1/15/10	3,800	3,618
5.05% 1/21/11	12,665	12,387
Nuveen Investments, Inc. 5.5% 9/15/15	7,205	6,814
		69,100
Commercial Banks - 0.4%
Export-Import Bank of Korea:
4.125% 2/10/09 (h)	2,670	2,578
5.25% 2/10/14 (h)	4,620	4,448
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
FINANCIALS - continued
Commercial Banks - continued
HSBC Holdings PLC 6.5% 5/2/36	$ 6,610	$ 6,705
KeyBank NA, Cleveland 5.45% 3/3/16	6,875	6,633
Korea Development Bank:
3.875% 3/2/09	15,285	14,674
4.75% 7/20/09	6,050	5,918
5.75% 9/10/13	10,125	10,055
Rabobank Capital Funding Trust II 5.26% 12/31/49 (h)(k)	3,600	3,435
Santander Issuances SA Unipersonal 5.805% 6/20/16 (h)(k)	7,610	7,622
Wachovia Bank NA 4.875% 2/1/15	16,500	15,446
Wells Fargo & Co.:
4% 9/10/12 (k)	4,870	4,775
4.2% 1/15/10	17,430	16,766
Woori Bank 6.125% 5/3/16 (h)(k)	6,945	6,918
		105,973
Consumer Finance - 0.7%
Capital One Bank 4.875% 5/15/08	4,045	4,002
Ford Motor Credit Co.:
6.625% 6/16/08	6,000	5,780
7.375% 2/1/11	12,000	11,037
9.9569% 4/15/12 (k)	12,000	12,330
General Electric Capital Corp.:
4.875% 10/21/10	49,250	48,203
6% 6/15/12	7,100	7,256
General Motors Acceptance Corp.:
6.875% 9/15/11	14,715	14,200
8% 11/1/31	35,000	34,300
Household Finance Corp.:
4.125% 11/16/09	12,675	12,150
7% 5/15/12	2,595	2,760
MBNA Corp. 7.5% 3/15/12	4,845	5,284
Triad Acquisition Corp. 11.125% 5/1/13	2,125	2,019
		159,321
Diversified Financial Services - 0.6%
BAC Capital Trust XI 6.625% 5/23/36	7,485	7,627
Bank of America Corp. 4.5% 8/1/10	18,000	17,406
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
FINANCIALS - continued
Diversified Financial Services - continued
CCO Holdings LLC/CCO Holdings Capital Corp.:
8.75% 11/15/13	$ 7,000	$ 6,930
9.4544% 12/15/10 (k)	4,000	4,120
Citigroup, Inc.:
4.625% 8/3/10	6,570	6,382
5% 9/15/14	18,000	17,069
El Paso Performance-Linked Trust 7.75% 7/15/11 (h)	12,000	12,060
Global Cash Access LLC/Global Cash Access Finance Corp. 8.75% 3/15/12	675	711
Hilcorp Energy I LP/Hilcorp Finance Co.:
7.75% 11/1/15 (h)	5,000	4,900
9% 6/1/16 (h)	5,690	5,889
ILFC E-Capital Trust I 5.9% 12/21/65 (h)(k)	2,800	2,770
JPMorgan Chase & Co.:
4.875% 3/15/14	10,970	10,322
5.75% 1/2/13	11,015	11,021
JPMorgan Chase Capital XVII 5.85% 8/1/35	11,300	10,211
Mizuho Financial Group Cayman Ltd. 5.79% 4/15/14 (h)	12,315	12,183
ZFS Finance USA Trust I 6.15% 12/15/65 (h)(k)	6,500	6,312
ZFS Finance USA Trust II 6.45% 12/15/65 (h)(k)	9,000	8,456
		144,369
Insurance - 0.2%
AmerUs Group Co. 6.583% 5/16/11	4,740	4,782
Assurant, Inc. 5.625% 2/15/14	3,895	3,788
Axis Capital Holdings Ltd. 5.75% 12/1/14	4,430	4,221
Lincoln National Corp. 7% 5/17/66 (k)	10,975	11,145
Metropolitan Life Global Funding I 4.625% 8/19/10 (h)	15,600	15,070
Symetra Financial Corp. 6.125% 4/1/16 (h)	5,985	5,871
The St. Paul Travelers Companies, Inc. 6.25% 6/20/16	9,240	9,305
Travelers Property Casualty Corp. 6.375% 3/15/33	4,345	4,186
		58,368
Real Estate Investment Trusts - 0.8%
Archstone-Smith Operating Trust 5.25% 12/1/10	2,990	2,939
Boston Properties, Inc. 6.25% 1/15/13	3,600	3,673
Brandywine Operating Partnership LP:
5.625% 12/15/10	9,290	9,175
5.75% 4/1/12	5,680	5,622
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
FINANCIALS - continued
Real Estate Investment Trusts - continued
BRE Properties, Inc. 4.875% 5/15/10	$ 5,955	$ 5,790
Camden Property Trust 5.875% 11/30/12	7,910	7,895
Colonial Properties Trust:
4.75% 2/1/10	9,799	9,445
5.5% 10/1/15	11,655	11,044
Crescent Real Estate Equities LP/Crescent Finance Co. 9.25% 4/15/09	2,710	2,778
Developers Diversified Realty Corp.:
3.875% 1/30/09	10,065	9,637
4.625% 8/1/10	555	532
5% 5/3/10	6,015	5,868
5.25% 4/15/11	3,395	3,318
5.375% 10/15/12	4,500	4,374
Equity Residential 5.125% 3/15/16	6,290	5,891
Federal Realty Investment Trust:
6% 7/15/12	2,165	2,186
6.2% 1/15/17	1,425	1,436
Healthcare Realty Trust, Inc. 5.125% 4/1/14	2,815	2,624
Heritage Property Investment Trust, Inc. 4.5% 10/15/09	8,410	8,125
HRPT Properties Trust 5.75% 11/1/15	1,670	1,614
iStar Financial, Inc.:
5.15% 3/1/12	7,835	7,524
5.65% 9/15/11	9,695	9,565
5.8% 3/15/11	4,095	4,066
Mack-Cali Realty LP 7.25% 3/15/09	3,650	3,765
Omega Healthcare Investors, Inc. 7% 1/15/16	4,090	3,896
Rouse Co. LP/TRC, Inc. 6.75% 5/1/13 (h)	7,000	6,880
Senior Housing Properties Trust 8.625% 1/15/12	5,910	6,206
Simon Property Group LP:
4.6% 6/15/10	5,280	5,097
5.1% 6/15/15	7,805	7,301
5.75% 5/1/12	8,400	8,360
United Dominion Realty Trust 5.25% 1/15/15	1,115	1,050
Ventas Realty LP/Ventas Capital Corp.:
6.5% 6/1/16	6,860	6,568
6.625% 10/15/14	3,440	3,354
Washington (REIT) 5.95% 6/15/11	7,320	7,362
		184,960
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
FINANCIALS - continued
Real Estate Management & Development - 0.3%
American Real Estate Partners/American Real Estate Finance Corp. 8.125% 6/1/12	$ 4,275	$ 4,339
EOP Operating LP:
4.65% 10/1/10	28,215	26,979
4.75% 3/15/14	6,560	6,037
6.75% 2/15/12	4,539	4,725
7.75% 11/15/07	9,155	9,386
Post Apartment Homes LP 6.3% 6/1/13	6,520	6,574
Regency Centers LP 5.25% 8/1/15	6,475	6,120
		64,160
Thrifts & Mortgage Finance - 0.3%
Countrywide Home Loans, Inc.:
3.25% 5/21/08	2,946	2,834
5.625% 5/15/07	12,000	12,000
Independence Community Bank Corp.:
3.75% 4/1/14 (k)	5,365	5,106
4.9% 9/23/10	7,580	7,330
Residential Capital Corp.:
6% 2/22/11	7,530	7,389
6.125% 11/21/08	10,190	10,124
6.5% 4/17/13	5,000	4,974
7.3369% 4/17/09 (h)(k)	8,000	8,000
Washington Mutual Bank 6.875% 6/15/11	8,300	8,734
		66,491
TOTAL FINANCIALS		852,742
HEALTH CARE - 0.7%
Health Care Equipment & Supplies - 0.1%
Accellent, Inc. 10.5% 12/1/13	4,330	4,460
Boston Scientific Corp.:
6% 6/15/11	5,394	5,362
6.4% 6/15/16	5,787	5,707
		15,529
Health Care Providers & Services - 0.5%
AmeriPath, Inc. 10.5% 4/1/13	8,305	8,741
AMR HoldCo, Inc./EmCare HoldCo, Inc. 10% 2/15/15	4,520	4,678
Concentra Operating Corp. 9.5% 8/15/10	635	659
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
HEALTH CARE - continued
Health Care Providers & Services - continued
CRC Health Group, Inc. 10.75% 2/1/16 (h)	$ 2,190	$ 2,223
DaVita, Inc.:
6.625% 3/15/13	13,205	12,545
7.25% 3/15/15	15,520	14,822
IASIS Healthcare LLC/IASIS Capital Corp. 8.75% 6/15/14	5,000	4,775
LifeCare Holdings, Inc. 9.25% 8/15/13	5,845	4,355
Multiplan, Inc. 10.375% 4/15/16 (h)	13,205	13,271
Psychiatric Solutions, Inc. 7.75% 7/15/15	3,725	3,604
ResCare, Inc. 7.75% 10/15/13	3,410	3,367
Rural/Metro Corp.:
0% 3/15/16 (e)	7,610	5,517
9.875% 3/15/15	9,050	9,231
Skilled Healthcare Group, Inc. 11% 1/15/14 (h)	12,100	12,705
Team Finance LLC/Health Finance Corp. 11.25% 12/1/13	6,460	6,686
Tenet Healthcare Corp.:
7.375% 2/1/13	5,605	4,876
9.25% 2/1/15 (h)	10,000	9,275
US Oncology Holdings, Inc. 10.32% 3/15/15 (k)	7,882	8,000
		129,330
Pharmaceuticals - 0.1%
VWR International, Inc. 8% 4/15/14	16,000	15,720
TOTAL HEALTH CARE		160,579
INDUSTRIALS - 1.1%
Aerospace & Defense - 0.1%
Alliant Techsystems, Inc. 6.75% 4/1/16	5,000	4,825
Bombardier, Inc.:
6.3% 5/1/14 (h)	10,420	9,118
7.45% 5/1/34 (h)	2,340	1,966
DRS Technologies, Inc.:
6.625% 2/1/16	3,760	3,610
7.625% 2/1/18	1,830	1,816
Orbimage Holdings, Inc. 15.14% 7/1/12 (h)(k)	2,180	2,365
		23,700
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
INDUSTRIALS - continued
Airlines - 0.3%
American Airlines, Inc. pass thru trust certificates:
6.855% 10/15/10	$ 117	$ 118
6.978% 10/1/12	1,632	1,669
7.024% 4/15/11	5,300	5,353
7.858% 4/1/13	8,100	8,505
AMR Corp. 10.2% 3/15/20	3,445	3,273
Continental Airlines, Inc. 8.4075% 6/2/13 (k)	5,000	5,038
Continental Airlines, Inc. pass thru trust certificates:
6.648% 3/15/19	1,369	1,373
6.9% 7/2/19	3,205	3,229
7.056% 3/15/11	3,670	3,764
8.388% 5/1/22	107	102
9.798% 4/1/21	7,039	7,356
Delta Air Lines, Inc.:
7.9% 12/15/09 (d)	8,225	2,180
8.3% 12/15/29 (d)	17,761	4,774
9.5% 11/18/08 (d)(h)	2,227	2,450
Delta Air Lines, Inc. pass thru trust certificates:
7.57% 11/18/10	10,870	10,911
7.779% 1/2/12	2,473	2,312
Northwest Airlines, Inc. pass thru trust certificates:
7.248% 7/2/14	1,736	399
7.691% 4/1/17	123	116
NWA Trust 10.23% 6/21/14	839	814
U.S. Airways pass thru trust certificates 6.85% 7/30/19	5,085	5,149
United Airlines pass thru Certificates:
6.071% 9/1/14	4,785	4,791
6.201% 3/1/10	2,047	2,032
6.602% 9/1/13	5,937	5,946
		81,654
Building Products - 0.0%
Jacuzzi Brands, Inc. 9.625% 7/1/10	2,530	2,675
Nortek, Inc. 8.5% 9/1/14	3,860	3,619
		6,294
Commercial Services & Supplies - 0.2%
ALH Finance LLC/ALH Finance Corp. 8.5% 1/15/13	6,000	5,790
Allied Security Escrow Corp. 11.375% 7/15/11	7,320	7,137
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
INDUSTRIALS - continued
Commercial Services & Supplies - continued
Allied Waste North America, Inc.:
7.125% 5/15/16 (h)	$ 3,000	$ 2,858
7.375% 4/15/14	5,000	4,763
8.5% 12/1/08	4,340	4,492
Browning-Ferris Industries, Inc. 9.25% 5/1/21	1,350	1,364
Corrections Corp. of America 6.75% 1/31/14	2,390	2,309
FTI Consulting, Inc. 7.625% 6/15/13	920	922
Mac-Gray Corp. 7.625% 8/15/15	5,400	5,427
R.H. Donnelley Finance Corp. I 10.875% 12/15/12 (h)	2,170	2,379
		37,441
Electrical Equipment - 0.0%
Sensus Metering Systems, Inc. 8.625% 12/15/13	9,378	9,120
Industrial Conglomerates - 0.1%
Hutchison Whampoa International 03/33 Ltd. 7.45% 11/24/33 (h)	12,000	12,976
Nell AF Sarl 8.375% 8/15/15 (h)	2,410	2,344
		15,320
Machinery - 0.1%
Case New Holland, Inc.:
7.125% 3/1/14	3,970	3,871
9.25% 8/1/11	5,000	5,250
Columbus McKinnon Corp. 8.875% 11/1/13	590	602
Commercial Vehicle Group, Inc. 8% 7/1/13	1,730	1,641
Invensys PLC 9.875% 3/15/11 (h)	5,616	6,037
RBS Global, Inc. / Rexnord Corp.:
9.5% 8/1/14 (h)	3,870	3,880
11.75% 8/1/16 (h)	3,870	3,967
		25,248
Marine - 0.0%
American Commercial Lines LLC/ACL Finance Corp. 9.5% 2/15/15	5,222	5,718
H-Lines Finance Holding Corp. 0% 4/1/13 (e)	818	703
Horizon Lines LLC/Horizon Lines Holdings Corp. 9% 11/1/12	874	885
		7,306
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
INDUSTRIALS - continued
Road & Rail - 0.1%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 7.75% 5/15/16 (h)	$ 1,650	$ 1,609
Hertz Corp.:
8.875% 1/1/14 (h)	7,000	7,315
10.5% 1/1/16 (h)	4,540	4,954
Kansas City Southern Railway Co.:
7.5% 6/15/09	8,005	8,045
9.5% 10/1/08	460	481
TFM SA de CV:
9.375% 5/1/12	4,220	4,473
yankee 10.25% 6/15/07	5,990	6,140
		33,017
Trading Companies & Distributors - 0.1%
Ashtead Holdings PLC 8.625% 8/1/15 (h)	1,490	1,468
H&E Equipment Services, Inc. 8.375% 7/15/16 (h)	2,380	2,398
Neff Rent LLC/Neff Finance Corp. 11.25% 6/15/12 (h)	13,720	14,749
		18,615
Transportation Infrastructure - 0.1%
BNSF Funding Trust I 6.613% 12/15/55 (k)	13,625	12,968
TOTAL INDUSTRIALS		270,683
INFORMATION TECHNOLOGY - 0.7%
Communications Equipment - 0.1%
L-3 Communications Corp. 6.375% 10/15/15	9,820	9,354
Lucent Technologies, Inc. 6.5% 1/15/28	7,000	5,880
Nortel Networks Corp.:
9.73% 7/15/11 (h)(k)	5,000	5,031
10.125% 7/15/13 (h)	4,880	4,904
		25,169
Electronic Equipment & Instruments - 0.0%
Itron, Inc. 7.75% 5/15/12	860	873
Sanmina-SCI Corp. 8.125% 3/1/16	4,410	4,278
Solectron Global Finance Ltd. 8% 3/15/16 (h)	1,480	1,436
		6,587
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
INFORMATION TECHNOLOGY - continued
IT Services - 0.3%
Iron Mountain, Inc.:
6.625% 1/1/16	$ 7,000	$ 6,405
7.75% 1/15/15	8,000	7,800
8.25% 7/1/11	815	821
8.625% 4/1/13	370	374
SunGard Data Systems, Inc.:
4.875% 1/15/14	25,115	21,536
9.125% 8/15/13	6,630	6,771
9.4306% 8/15/13 (k)	3,550	3,692
10.25% 8/15/15	10,170	10,272
		57,671
Office Electronics - 0.1%
Xerox Corp.:
6.875% 8/15/11	6,000	6,030
7.125% 6/15/10	4,270	4,334
7.625% 6/15/13	7,130	7,201
		17,565
Semiconductors & Semiconductor Equipment - 0.1%
Amkor Technology, Inc. 7.75% 5/15/13	6,000	5,280
Avago Technologies Finance Ltd.:
10.7306% 6/1/13 (h)(k)	6,000	6,285
11.875% 12/1/15 (h)	9,000	9,720
		21,285
Software - 0.1%
Activant Solutions, Inc. 9.5% 5/1/16 (h)	1,590	1,495
SERENA Software, Inc. 10.375% 3/15/16 (h)	10,960	11,042
SS&C Technologies, Inc. 11.75% 12/1/13 (h)	5,000	5,188
UGS Capital Corp. II 10.38% 6/1/11 pay-in-kind (h)(k)	7,680	7,642
		25,367
TOTAL INFORMATION TECHNOLOGY		153,644
MATERIALS - 0.6%
Chemicals - 0.2%
Agrium, Inc. 7.125% 5/23/36	6,675	6,753
BCP Crystal U.S. Holdings Corp. 9.625% 6/15/14	6,500	6,996
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
MATERIALS - continued
Chemicals - continued
Crystal US Holding 3 LLC/Crystal US Sub 3 Corp. Series A, 0% 10/1/14 (e)	$ 4	$ 3
Equistar Chemicals LP/Equistar Funding Corp. 10.625% 5/1/11	4,160	4,451
Huntsman ICI Chemicals LLC 10.125% 7/1/09	1,267	1,286
Inergy LP/Inergy Finance Corp. 8.25% 3/1/16	2,190	2,223
Innophos, Inc. 8.875% 8/15/14	6,730	6,789
Koppers, Inc. 9.875% 10/15/13	722	783
Lyondell Chemical Co.:
9.5% 12/15/08	2,354	2,419
9.5% 12/15/08	1,201	1,234
Phibro Animal Health Corp. 10% 8/1/13 (h)	3,650	3,677
Tronox Worldwide LLC/Tronox Worldwide Finance Corp. 9.5% 12/1/12	8,000	8,320
		44,934
Construction Materials - 0.0%
Texas Industries, Inc. 7.25% 7/15/13	790	790
Containers & Packaging - 0.1%
BWAY Corp. 10% 10/15/10	840	882
Crown Americas LLC/Crown Americas Capital Corp.:
7.625% 11/15/13 (h)	4,000	3,960
7.75% 11/15/15 (h)	4,000	3,960
Graham Packaging Co. LP/GPC Capital Corp. 8.5% 10/15/12	2,640	2,574
Jefferson Smurfit Corp. U.S. 8.25% 10/1/12	2,750	2,599
Owens-Brockway Glass Container, Inc.:
6.75% 12/1/14	2,390	2,229
7.75% 5/15/11	1,760	1,791
8.875% 2/15/09	9,730	10,022
Owens-Illinois, Inc.:
7.5% 5/15/10	770	758
7.8% 5/15/18	350	326
8.1% 5/15/07	1,630	1,638
		30,739
Metals & Mining - 0.2%
AK Steel Corp. 7.75% 6/15/12	6,000	5,925
Compass Minerals International, Inc. 0% 12/15/12 (e)	4,550	4,368
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
MATERIALS - continued
Metals & Mining - continued
Freeport-McMoRan Copper & Gold, Inc. 10.125% 2/1/10	$ 8,480	$ 8,989
Newmont Mining Corp. 5.875% 4/1/35	21,965	19,693
RathGibson, Inc. 11.25% 2/15/14 (h)	9,220	9,520
		48,495
Paper & Forest Products - 0.1%
International Paper Co. 4.25% 1/15/09	6,565	6,344
P.H. Glatfelter Co. 7.125% 5/1/16 (h)	700	686
Stone Container Corp. 9.75% 2/1/11	1,994	2,034
		9,064
TOTAL MATERIALS		134,022
TELECOMMUNICATION SERVICES - 2.0%
Diversified Telecommunication Services - 1.6%
AT&T, Inc. 6.8% 5/15/36	12,900	12,981
BellSouth Capital Funding Corp. 7.875% 2/15/30	6,490	7,172
British Telecommunications PLC:
8.375% 12/15/10	1,170	1,295
8.875% 12/15/30	3,080	3,883
Deutsche Telekom International Finance BV 5.25% 7/22/13	6,480	6,140
Embarq Corp.:
7.082% 6/1/16	16,849	16,957
7.995% 6/1/36	29,246	30,001
Eschelon Operating Co. 8.375% 3/15/10	1,620	1,555
Intelsat Ltd.:
6.5% 11/1/13	16,835	12,710
9.25% 6/15/16 (h)	9,000	9,225
11.25% 6/15/16 (h)	5,000	5,056
KT Corp. 5.875% 6/24/14 (h)	5,495	5,439
Level 3 Financing, Inc. 12.25% 3/15/13 (h)	8,360	9,154
New Skies Satellites BV 9.125% 11/1/12	7,140	7,551
Nordic Telephone Co. Holdings Aps 8.875% 5/1/16 (h)	2,340	2,425
NTL Cable PLC 9.125% 8/15/16	3,160	3,207
Qwest Corp.:
7.625% 6/15/15	10,930	11,107
8.875% 3/15/12	16,520	17,800
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
TELECOMMUNICATION SERVICES - continued
Diversified Telecommunication Services - continued
SBC Communications, Inc.:
5.1% 9/15/14	$ 11,000	$ 10,324
5.875% 8/15/12	4,000	3,985
Sprint Capital Corp.:
6.875% 11/15/28	16,000	16,190
7.625% 1/30/11	5,040	5,379
Telecom Italia Capital SA:
4% 1/15/10	13,000	12,236
4.95% 9/30/14	7,930	7,212
6% 9/30/34	6,000	5,312
7.2% 7/18/36	4,000	4,079
Telefonica Emisiones SAU:
6.421% 6/20/16	13,100	13,263
7.045% 6/20/36	19,755	20,291
Telefonos de Mexico SA de CV 4.75% 1/27/10	28,595	27,584
TELUS Corp. yankee 7.5% 6/1/07	27,430	27,846
U.S. West Communications:
6.875% 9/15/33	8,020	7,098
7.2% 11/10/26	845	786
7.25% 9/15/25	840	798
Verizon Global Funding Corp.:
5.85% 9/15/35	11,980	10,640
7.25% 12/1/10	10,455	11,048
Verizon New York, Inc.:
6.875% 4/1/12	11,355	11,641
7.375% 4/1/32	5,570	5,630
Windstream Corp.:
8.125% 8/1/13 (h)	12,360	12,824
8.625% 8/1/16 (h)	5,380	5,595
		383,419
Wireless Telecommunication Services - 0.4%
America Movil SA de CV 6.375% 3/1/35	12,810	11,825
American Towers, Inc. 7.25% 12/1/11	3,500	3,579
AT&T Wireless Services, Inc.:
7.875% 3/1/11	2,130	2,311
8.125% 5/1/12	3,030	3,358
Digicel Ltd. 9.25% 9/1/12 (h)(i)	4,120	4,285
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - continued
Dobson Cellular Systems, Inc.:
8.375% 11/1/11	$ 3,935	$ 4,073
8.375% 11/1/11 (h)	10,435	10,826
Intelsat Subsidiary Holding Co. Ltd.:
8.25% 1/15/13	5,000	4,919
10.4844% 1/15/12 (k)	9,095	9,243
Rogers Communications, Inc.:
8.4544% 12/15/10 (k)	2,350	2,412
9.625% 5/1/11	4,765	5,265
Rural Cellular Corp. 8.25% 3/15/12 (h)	2,590	2,655
Vodafone Group PLC:
5% 12/16/13	5,835	5,452
5.5% 6/15/11	10,155	10,003
		80,206
TOTAL TELECOMMUNICATION SERVICES		463,625
UTILITIES - 1.8%
Electric Utilities - 0.7%
Appalachian Power Co. 6.375% 4/1/36	6,000	5,855
Cleveland Electric Illuminating Co. 5.65% 12/15/13	7,670	7,507
Exelon Corp. 4.9% 6/15/15	15,000	13,820
FirstEnergy Corp. 6.45% 11/15/11	18,393	18,906
Mirant Americas Generation LLC:
8.3% 5/1/11	23,000	22,339
9.125% 5/1/31	5,075	4,847
MSW Energy Holdings II LLC/MSW Finance Co. II, Inc. 7.375% 9/1/10	2,540	2,540
MSW Energy Holdings LLC/MSW Energy Finance Co., Inc. 8.5% 9/1/10	3,000	3,090
Nevada Power Co.:
5.875% 1/15/15	1,270	1,213
6.65% 4/1/36 (h)	8,310	8,046
Niagara Mohawk Power Corp. 8.875% 5/15/07	5,060	5,182
Pepco Holdings, Inc.:
4% 5/15/10	5,825	5,472
6.45% 8/15/12	13,415	13,676
Progress Energy, Inc.:
7% 10/30/31	16,200	17,133
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
UTILITIES - continued
Electric Utilities - continued
Progress Energy, Inc.: - continued
7.1% 3/1/11	$ 5,100	$ 5,389
Sierra Pacific Power Co. 8% 6/1/08	4,015	4,115
Sierra Pacific Resources 6.75% 8/15/17	2,010	1,910
Southern California Edison Co.:
4.65% 4/1/15	685	629
5% 1/15/14	590	563
TXU Energy Co. LLC 7% 3/15/13	24,385	25,110
		167,342
Gas Utilities - 0.2%
Consolidated Natural Gas Co. 6.85% 4/15/11	4,530	4,712
El Paso Energy Corp. 6.75% 5/15/09	5,725	5,682
Sonat, Inc. 7.625% 7/15/11	5,000	5,050
Southern Natural Gas Co.:
8% 3/1/32	120	126
8.875% 3/15/10	8,610	9,008
Texas Eastern Transmission Corp. 7.3% 12/1/10	12,250	12,962
		37,540
Independent Power Producers & Energy Traders - 0.4%
AES Corp.:
8.75% 5/15/13 (h)	3,050	3,248
9.375% 9/15/10	5,451	5,805
9.5% 6/1/09	1,357	1,428
Constellation Energy Group, Inc. 7% 4/1/12	21,445	22,504
Duke Capital LLC:
4.331% 11/16/06	2,905	2,892
5.668% 8/15/14	9,310	8,987
Enron Corp.:
6.4% 7/15/06 (d)	3,600	1,188
6.625% 11/15/05 (d)	2,155	711
6.75% 9/1/04 (d)	1,425	470
9.125% 4/1/03 (d)	4,315	1,424
Mirant North America LLC/Mirant North America Finance Corp. 7.375% 12/31/13 (h)	2,640	2,528
NRG Energy, Inc.:
7.25% 2/1/14	7,530	7,398
7.375% 2/1/16	9,560	9,381
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
UTILITIES - continued
Independent Power Producers & Energy Traders - continued
PPL Energy Supply LLC:
5.7% 10/15/35	$ 19,380	$ 18,590
6.2% 5/15/16	6,770	6,794
TXU Corp. 5.55% 11/15/14	4,000	3,633
		96,981
Multi-Utilities - 0.5%
Aquila, Inc. 14.875% 7/1/12	10,000	13,175
CMS Energy Corp.:
6.3% 2/1/12	4,625	4,440
6.875% 12/15/15	2,890	2,785
7.5% 1/15/09	1,420	1,443
8.9% 7/15/08	4,085	4,248
Dominion Resources, Inc.:
4.75% 12/15/10	4,000	3,846
5.15% 7/15/15	12,800	11,946
5.95% 6/15/35	8,900	8,168
6.25% 6/30/12	5,085	5,150
7.5% 6/30/66 (k)	9,580	9,639
MidAmerican Energy Holdings, Inc.:
4.625% 10/1/07	5,160	5,106
5.875% 10/1/12	3,450	3,451
6.125% 4/1/36 (h)	13,410	12,904
National Grid PLC 6.3% 8/1/16	17,020	17,134
Sempra Energy 7.95% 3/1/10	4,000	4,286
Utilicorp United, Inc. 8% 3/1/23	8,000	8,120
		115,841
TOTAL UTILITIES		417,704
TOTAL NONCONVERTIBLE BONDS		3,265,258
TOTAL CORPORATE BONDS (Cost $3,407,140)		3,372,245
U.S. Government and Government Agency Obligations - 9.9%
	Principal Amount (000s)	Value (Note 1) (000s)
U.S. Government Agency Obligations - 3.6%
Fannie Mae:
4.25% 5/15/09	$ 221,138	$ 215,743
4.375% 7/17/13	20,070	18,912
4.625% 10/15/13	30,000	28,749
4.75% 12/15/10	60,000	58,784
4.875% 4/15/09	32,500	32,217
5.125% 1/2/14	5,885	5,735
6.125% 3/15/12	1,502	1,562
6.25% 2/1/11	17,675	18,243
Freddie Mac:
4.25% 7/15/09	148,025	144,169
4.875% 2/17/09	143,335	142,208
4.875% 11/15/13	17,515	17,021
5.25% 7/18/11	53,350	53,273
5.25% 11/5/12	5,610	5,478
5.75% 1/15/12	60,000	61,294
5.875% 3/21/11	37,620	38,255
Tennessee Valley Authority 5.375% 4/1/56	5,573	5,372
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS		847,015
U.S. Treasury Inflation Protected Obligations - 3.1%
U.S. Treasury Inflation-Indexed Notes:
0.875% 4/15/10	166,013	157,180
1.625% 1/15/15	31,810	29,927
2% 1/15/14 (j)	164,364	159,818
2.375% 4/15/11	394,325	394,414
TOTAL U.S. TREASURY INFLATION PROTECTED OBLIGATIONS		741,339
U.S. Treasury Obligations - 3.2%
U.S. Treasury Bonds 6.125% 8/15/29	150,177	169,688
U.S. Treasury Notes:
3.125% 9/15/08	22,000	21,196
4% 3/15/10	95,590	92,715
4% 2/15/15	9,000	8,402
4.25% 11/15/14	182,050	173,296
4.25% 8/15/15	37,950	35,964
4.5% 2/15/09	151,321	149,696
U.S. Government and Government Agency Obligations - continued
	Principal Amount (000s)	Value (Note 1) (000s)
U.S. Treasury Obligations - continued
U.S. Treasury Notes: - continued
4.5% 11/15/15	$ 40,800	$ 39,353
4.75% 3/31/11	56,510	56,117
TOTAL U.S. TREASURY OBLIGATIONS		746,427
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $2,353,821)		2,334,781
U.S. Government Agency - Mortgage Securities - 7.5%

Fannie Mae - 6.2%
3.732% 1/1/35 (k)	1,260	1,232
3.746% 12/1/34 (k)	842	823
3.757% 10/1/33 (k)	794	775
3.77% 12/1/34 (k)	183	179
3.791% 6/1/34 (k)	3,659	3,550
3.81% 6/1/33 (k)	655	642
3.839% 11/1/34 (k)	4,848	4,788
3.84% 1/1/35 (k)	2,338	2,289
3.843% 1/1/35 (k)	760	743
3.851% 10/1/33 (k)	22,091	21,634
3.866% 1/1/35 (k)	1,368	1,343
3.879% 6/1/33 (k)	3,309	3,250
3.897% 10/1/34 (k)	929	915
3.923% 5/1/34 (k)	240	241
3.926% 12/1/34 (k)	763	750
3.94% 11/1/34 (k)	1,585	1,566
3.951% 1/1/35 (k)	977	963
3.952% 12/1/34 (k)	755	745
3.952% 12/1/34 (k)	5,187	5,112
3.957% 5/1/33 (k)	268	263
3.987% 12/1/34 (k)	949	933
3.997% 12/1/34 (k)	495	488
3.997% 1/1/35 (k)	623	615
4% 5/1/19 to 10/1/20	27,745	25,820
4.004% 2/1/35 (k)	707	697
4.015% 12/1/34 (k)	1,387	1,370
4.022% 1/1/35 (k)	1,466	1,446
4.037% 1/1/35 (k)	580	573
U.S. Government Agency - Mortgage Securities - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Fannie Mae - continued
4.037% 1/1/35 (k)	$ 377	$ 372
4.039% 2/1/35 (k)	646	637
4.049% 10/1/18 (k)	684	671
4.065% 1/1/35 (k)	1,354	1,334
4.077% 2/1/35 (k)	1,273	1,256
4.082% 4/1/33 (k)	259	256
4.084% 2/1/35 (k)	493	486
4.089% 2/1/35 (k)	438	432
4.092% 11/1/34 (k)	1,125	1,114
4.1% 2/1/35 (k)	2,415	2,385
4.106% 1/1/35 (k)	1,455	1,436
4.114% 1/1/35 (k)	1,428	1,410
4.116% 2/1/35 (k)	1,613	1,592
4.129% 1/1/35 (k)	2,467	2,436
4.144% 1/1/35 (k)	2,100	2,078
4.149% 2/1/35 (k)	1,222	1,207
4.161% 1/1/35 (k)	2,573	2,557
4.172% 1/1/35 (k)	1,681	1,634
4.177% 1/1/35 (k)	1,262	1,246
4.179% 10/1/34 (k)	2,092	2,076
4.179% 11/1/34 (k)	316	312
4.202% 1/1/35 (k)	707	699
4.25% 2/1/35 (k)	857	833
4.25% 2/1/35 (k)	451	446
4.274% 8/1/33 (k)	1,557	1,538
4.275% 3/1/35 (k)	767	757
4.283% 7/1/34 (k)	614	612
4.289% 12/1/34 (k)	471	464
4.292% 3/1/33 (k)	374	364
4.3% 10/1/34 (k)	221	219
4.306% 5/1/35 (k)	1,045	1,033
4.307% 3/1/33 (k)	1,003	992
4.307% 10/1/33 (k)	358	352
4.314% 3/1/33 (k)	424	412
4.323% 6/1/33 (k)	446	441
4.355% 1/1/35 (k)	853	830
4.362% 2/1/34 (k)	1,835	1,805
4.366% 4/1/35 (k)	492	486
4.392% 11/1/34 (k)	10,646	10,580
4.396% 2/1/35 (k)	1,290	1,257
4.396% 5/1/35 (k)	2,331	2,305
U.S. Government Agency - Mortgage Securities - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Fannie Mae - continued
4.429% 10/1/34 (k)	$ 3,857	$ 3,837
4.431% 1/1/35 (k)	970	961
4.44% 3/1/35 (k)	1,166	1,137
4.459% 8/1/34 (k)	2,445	2,406
4.473% 5/1/35 (k)	807	798
4.486% 1/1/35 (k)	1,117	1,107
4.498% 8/1/34 (k)	1,632	1,636
4.5% 6/1/19 to 5/1/35	312,010	292,206
4.525% 2/1/35 (k)	13,419	13,234
4.536% 2/1/35 (k)	5,143	5,100
4.545% 2/1/35 (k)	764	757
4.545% 7/1/35 (k)	2,850	2,819
4.547% 2/1/35 (k)	531	527
4.553% 1/1/35 (k)	1,667	1,654
4.555% 9/1/34 (k)	3,010	3,006
4.575% 7/1/35 (k)	3,311	3,276
4.593% 8/1/34 (k)	1,003	999
4.61% 7/1/34 (k)	31,788	31,586
4.643% 1/1/33 (k)	533	529
4.658% 3/1/35 (k)	394	391
4.684% 9/1/34 (k)	314	316
4.708% 10/1/32 (k)	169	168
4.726% 7/1/34 (k)	2,348	2,317
4.73% 2/1/33 (k)	151	150
4.732% 10/1/32 (k)	227	230
4.733% 10/1/34 (k)	3,203	3,159
4.746% 1/1/35 (k)	147	146
4.791% 12/1/34 (k)	817	803
4.797% 12/1/32 (k)	1,067	1,064
4.811% 8/1/34 (k)	854	852
4.811% 6/1/35 (k)	3,879	3,850
4.815% 5/1/33 (k)	53	53
4.82% 11/1/34 (k)	2,578	2,539
4.876% 10/1/34 (k)	9,989	9,871
4.988% 11/1/32 (k)	625	626
4.989% 12/1/32 (k)	84	84
5% 6/1/09 to 11/1/35	551,952	525,453
5.016% 2/1/35 (k)	334	333
5.023% 7/1/34 (k)	451	448
5.063% 11/1/34 (k)	204	205
5.082% 9/1/34 (k)	7,844	7,790
U.S. Government Agency - Mortgage Securities - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Fannie Mae - continued
5.097% 5/1/35 (k)	$ 5,081	$ 5,067
5.184% 8/1/33 (k)	1,174	1,171
5.202% 6/1/35 (k)	3,535	3,530
5.294% 7/1/35 (k)	481	481
5.5% 10/1/08 to 10/1/34	109,435	107,470
5.506% 2/1/36 (k)	15,279	15,243
5.636% 1/1/36 (k)	4,281	4,281
5.927% 1/1/36 (k)	3,253	3,261
6% 10/1/13 to 4/1/35	92,327	92,351
6% 8/1/21 (i)	6,580	6,636
6% 8/1/21 (i)	14,758	14,885
6% 8/1/21 (i)	2,333	2,353
6.5% 7/1/12 to 12/1/35	102,656	104,277
6.5% 8/1/36 (i)	3,009	3,044
7% 8/1/19 to 6/1/33	25,897	26,673
7.5% 5/1/25 to 11/1/31	4,802	4,996
8.5% 1/1/09 to 6/1/21	19	21
10% 8/1/17	2	2
TOTAL FANNIE MAE		1,461,262
Freddie Mac - 0.7%
4% 8/1/20 to 2/1/21	26,070	24,221
4.042% 12/1/34 (k)	826	812
4.086% 12/1/34 (k)	1,196	1,176
4.133% 1/1/35 (k)	1,153	1,135
4.26% 3/1/35 (k)	1,058	1,042
4.288% 5/1/35 (k)	1,901	1,874
4.3% 12/1/34 (k)	1,199	1,163
4.33% 2/1/35 (k)	2,310	2,277
4.331% 1/1/35 (k)	2,762	2,725
4.441% 2/1/34 (k)	1,125	1,104
4.445% 3/1/35 (k)	1,171	1,140
4.457% 6/1/35 (k)	1,609	1,585
4.461% 3/1/35 (k)	1,297	1,262
4.545% 2/1/35 (k)	1,877	1,828
4.704% 9/1/35 (k)	39,105	38,621
4.783% 10/1/32 (k)	154	154
4.86% 3/1/33 (k)	451	448
5.004% 4/1/35 (k)	5,783	5,745
5.133% 4/1/35 (k)	5,701	5,626
5.321% 6/1/35 (k)	4,014	3,979
U.S. Government Agency - Mortgage Securities - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Freddie Mac - continued
5.5% 9/1/09 to 11/1/20	$ 30,328	$ 30,042
5.512% 8/1/33 (k)	508	508
5.566% 1/1/36 (k)	7,495	7,459
5.639% 4/1/32 (k)	208	210
6% 2/1/17 to 11/1/33	33,173	33,142
8% 10/1/16 to 4/1/20	131	136
TOTAL FREDDIE MAC		169,414
Government National Mortgage Association - 0.6%
4.25% 7/20/34 (k)	2,080	2,051
5.5% 10/15/32 to 5/15/34	6,616	6,488
6% 9/15/08 to 12/15/10	1,610	1,630
6.5% 6/15/23 to 2/15/32	10,904	11,153
6.5% 8/1/36 (i)	53,785	54,768
7% 10/15/17 to 6/15/33	31,850	32,949
7.5% 8/15/21 to 11/15/28	9,625	10,070
8% 11/15/06 to 5/15/32	3,507	3,677
8.5% 11/15/16 to 1/15/31	674	720
9% 3/15/10 to 9/15/20	49	53
9.5% 3/15/23	8	9
11% 7/20/13 to 7/20/20	255	286
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION		123,854
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $1,801,538)		1,754,530
Asset-Backed Securities - 0.6%

ACE Securities Corp. Series 2004-HE1:
Class M1, 5.885% 2/25/34 (k)	2,225	2,230
Class M2, 6.485% 2/25/34 (k)	2,525	2,545
Ameriquest Mortgage Securities, Inc. Series 2004-R2:
Class M1, 5.815% 4/25/34 (k)	1,245	1,245
Class M2, 5.865% 4/25/34 (k)	950	950
Asset Backed Securities Corp. Home Equity Loan Trust Series 2003-HE7 Class A3, 5.7288% 12/15/33 (k)	736	738
Bank One Issuance Trust:
Series 2002-C1 Class C1, 6.3288% 12/15/09 (k)	8,448	8,491
Series 2004-B2 Class B2, 4.37% 4/15/12	13,000	12,615
Asset-Backed Securities - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Capital One Multi-Asset Execution Trust Series 2004-6 Class B, 4.15% 7/16/12	$ 11,450	$ 11,030
Capital One Prime Auto Receivable Trust Series 2004-3 Class A3, 3.39% 1/15/09	5,101	5,044
Chase Credit Card Owner Trust Series 2004-1 Class B, 5.5688% 5/15/09 (k)	4,025	4,025
Citibank Credit Card Issuance Trust Series 2003-C1 Class C1, 6.5888% 4/7/10 (k)	6,100	6,193
Countrywide Home Loans, Inc.:
Series 2004-2 Class M1, 5.885% 5/25/34 (k)	5,275	5,295
Series 2004-3 Class M1, 5.885% 6/25/34 (k)	1,500	1,507
CPS Auto Receivables Trust Series 2006-A Class A4, 5.33% 11/15/12 (h)	3,875	3,834
Crown Castle Towers LLC/Crown Atlantic Holdings Sub LLC/Crown Communication, Inc. Series 2005-1A:
Class B, 4.878% 6/15/35 (h)	4,987	4,858
Class C, 5.074% 6/15/35 (h)	4,527	4,419
Fieldstone Mortgage Investment Corp. Series 2003-1 Class M2, 7.135% 11/25/33 (k)	412	414
First Franklin Mortgage Loan Trust Series 2004-FF2:
Class M3, 5.935% 3/25/34 (k)	415	416
Class M4, 6.285% 3/25/34 (k)	325	327
Ford Credit Auto Owner Trust Series 2005-A Class A4, 3.72% 10/15/09	6,000	5,859
GSAMP Trust Series 2004-FM2:
Class M1, 5.885% 1/25/34 (k)	3,496	3,496
Class M2, 6.485% 1/25/34 (k)	1,500	1,500
Class M3, 6.685% 1/25/34 (k)	1,500	1,500
Home Equity Asset Trust:
Series 2003-2 Class M1, 6.265% 8/25/33 (k)	2,582	2,588
Series 2003-4 Class M1, 6.185% 10/25/33 (k)	2,318	2,326
MBNA Credit Card Master Note Trust Series 2003-B2 Class B2, 5.7588% 10/15/10 (k)	1,610	1,619
Meritage Mortgage Loan Trust Series 2004-1:
Class M1, 5.885% 7/25/34 (k)	2,125	2,129
Class M2, 5.935% 7/25/34 (k)	375	376
Class M3, 6.335% 7/25/34 (k)	800	805
Class M4, 6.485% 7/25/34 (k)	525	528
Morgan Stanley ABS Capital I, Inc.:
Series 2002-HE3 Class M1, 6.485% 12/27/32 (k)	1,820	1,836
Series 2003-NC8 Class M1, 6.085% 9/25/33 (k)	2,610	2,619
Morgan Stanley Dean Witter Capital I Trust:
Series 2001-NC4 Class M1, 6.885% 1/25/32 (k)	2,705	2,707
Series 2002-NC1 Class M1, 6.585% 2/25/32 (h)(k)	2,827	2,905
Asset-Backed Securities - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Morgan Stanley Dean Witter Capital I Trust: - continued
Series 2002-NC3 Class M1, 6.105% 8/25/32 (k)	$ 1,480	$ 1,482
Nissan Auto Lease Trust:
Series 2003-A Class A3B, 2.57% 6/15/09	122	121
Series 2005-A Class A3, 4.7% 10/15/08	14,135	14,027
Nissan Auto Receivables Owner Trust Series 2005-A Class A4, 3.82% 7/15/10	5,655	5,508
NovaStar Home Equity Loan Series 2004-1:
Class M1, 5.835% 6/25/34 (k)	1,390	1,396
Class M4, 6.36% 6/25/34 (k)	2,395	2,414
Superior Wholesale Inventory Financing Trust VII Series 2003-A8 Class CTFS, 5.8188% 3/15/11 (h)(k)	9,350	9,350
World Omni Auto Receivables Trust Series 2005-A Class A3, 3.54% 6/12/09	4,938	4,879
TOTAL ASSET-BACKED SECURITIES (Cost $149,591)		148,146
Collateralized Mortgage Obligations - 0.7%

Private Sponsor - 0.6%
Adjustable Rate Mortgage Trust floater Series 2004-4 Class 5A2, 5.785% 3/25/35 (k)	1,927	1,930
Bank of America Mortgage Securities, Inc.:
Series 2003-K:
Class 1A1, 3.373% 12/25/33 (k)	1,033	1,039
Class 2A1, 4.164% 12/25/33 (k)	4,589	4,490
Series 2003-L Class 2A1, 3.9734% 1/25/34 (k)	4,258	4,138
Series 2004-B:
Class 1A1, 3.4304% 3/25/34 (k)	2,204	2,224
Class 2A2, 4.106% 3/25/34 (k)	3,203	3,112
Series 2004-C Class 1A1, 3.351% 4/25/34 (k)	4,797	4,821
Series 2004-D:
Class 1A1, 3.5315% 5/25/34 (k)	6,694	6,632
Class 2A2, 4.1994% 5/25/34 (k)	9,777	9,516
Series 2004-G Class 2A7, 4.5637% 8/25/34 (k)	7,658	7,494
Series 2004-H Class 2A1, 4.4722% 9/25/34 (k)	7,927	7,739
CS First Boston Mortgage Securities Corp. floater:
Series 2004-AR3 Class 6A2, 5.755% 4/25/34 (k)	776	777
Series 2004-AR6 Class 9A2, 5.755% 10/25/34 (k)	1,668	1,671
Master Alternative Loan Trust Series 2004-3 Class 3A1, 6% 4/25/34	1,127	1,108
Collateralized Mortgage Obligations - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Private Sponsor - continued
Master Asset Securitization Trust Series 2004-9 Class 7A1, 6.3284% 5/25/17 (k)	$ 7,206	$ 7,185
Master Seasoned Securitization Trust Series 2004-1 Class 1A1, 6.236% 8/25/17 (k)	5,244	5,298
Residential Asset Mortgage Products, Inc. sequential pay:
Series 2003-SL1 Class A31, 7.125% 4/25/31	2,340	2,348
Series 2004-SL2 Class A1, 6.5% 10/25/16	981	989
Residential Finance LP/Residential Finance Development Corp. floater:
Series 2003-B:
Class B3, 6.895% 7/10/35 (h)(k)	8,888	9,040
Class B4, 7.095% 7/10/35 (h)(k)	6,833	6,963
Class B5, 7.695% 7/10/35 (h)(k)	6,338	6,512
Class B6, 8.195% 7/10/35 (h)(k)	2,742	2,800
Series 2003-CB1:
Class B3, 6.795% 6/10/35 (h)(k)	3,080	3,134
Class B4, 6.995% 6/10/35 (h)(k)	2,754	2,806
Class B5, 7.595% 6/10/35 (h)(k)	1,880	1,923
Class B6, 8.095% 6/10/35 (h)(k)	1,115	1,132
Series 2004-B:
Class B4, 6.445% 2/10/36 (h)(k)	1,571	1,601
Class B5, 6.895% 2/10/36 (h)(k)	1,064	1,075
Class B6, 7.345% 2/10/36 (h)(k)	387	390
Series 2004-C:
Class B4, 6.295% 9/10/36 (k)	1,949	1,969
Class B5, 6.695% 9/10/36 (k)	2,143	2,160
Class B6, 7.095% 9/10/36 (k)	292	295
Residential Funding Securities Corp. Series 2003-RP2 Class A1, 5.8438% 6/25/33 (h)(k)	2,527	2,538
WaMu Mortgage pass thru certificates floater Series 2005-AR13 Class A1C1, 5.575% 10/25/45 (k)	3,415	3,415
Washington Mutual Mortgage Securities Corp. sequential pay:
Series 2003-MS9 Class 2A1, 7.5% 12/25/33	887	910
Series 2004-RA2 Class 2A, 7% 7/25/33	1,530	1,549
Wells Fargo Mortgage Backed Securities Trust Series 2004-T Class A1, 3.4552% 9/25/34 (k)	7,504	7,563
TOTAL PRIVATE SPONSOR		130,286
Collateralized Mortgage Obligations - continued
	Principal Amount (000s)	Value (Note 1) (000s)
U.S. Government Agency - 0.1%
Freddie Mac Multi-class participation certificates guaranteed planned amortization class:
Series 2625 Class QX, 2.25% 3/15/22	$ 1,235	$ 1,204
Series 2640 Class QG, 2% 4/15/22	1,592	1,546
Series 2780 Class OC, 4.5% 3/15/17	6,903	6,673
Series 2885 Class PC, 4.5% 3/15/18	9,142	8,802
Series 2888 Class GD, 4.5% 4/15/18	4,800	4,530
TOTAL U.S. GOVERNMENT AGENCY		22,755
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $154,939)		153,041
Commercial Mortgage Securities - 1.1%

Asset Securitization Corp. Series 1997-D5:
Class A2, 7.0816% 2/14/43 (k)	3,105	3,292
Class A3, 7.1316% 2/14/43 (k)	3,355	3,459
Banc of America Large Loan, Inc. Series 2006-ESH:
Class A, 6.2288% 7/14/11 (h)(k)	3,558	3,551
Class B, 6.3288% 7/14/11 (h)(k)	1,774	1,769
Class C, 6.4788% 7/14/11 (h)(k)	3,553	3,541
Class D, 7.1088% 7/14/11 (h)(k)	2,065	2,059
Bayview Commercial Asset Trust floater:
Series 2004-1:
Class A, 5.745% 4/25/34 (h)(k)	4,986	4,999
Class B, 7.285% 4/25/34 (h)(k)	575	581
Class M1, 5.945% 4/25/34 (h)(k)	447	449
Class M2, 6.585% 4/25/34 (h)(k)	447	452
Series 2004-2 Class A, 5.815% 8/25/34 (h)(k)	5,667	5,689
Series 2004-3:
Class A1, 5.755% 1/25/35 (h)(k)	6,155	6,175
Class A2, 5.805% 1/25/35 (h)(k)	850	852
Class M1, 5.885% 1/25/35 (h)(k)	1,053	1,059
Bear Stearns Commercial Mortgage Securities, Inc.:
sequential pay Series 2004-ESA Class A3, 4.741% 5/14/16 (h)	3,530	3,477
Series 2004-ESA:
Class B, 4.888% 5/14/16 (h)	5,430	5,356
Class C, 4.937% 5/14/16 (h)	3,020	2,983
Class D, 4.986% 5/14/16 (h)	1,460	1,444
Class E, 5.064% 5/14/16 (h)	4,540	4,504
Commercial Mortgage Securities - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Bear Stearns Commercial Mortgage Securities, Inc.: - continued
Series 2004-ESA:
Class F, 5.182% 5/14/16 (h)	$ 1,090	$ 1,082
Berkeley Federal Bank & Trust FSB Series 1994-1 Class B, 4.75% 8/1/24 (h)(k)	854	779
CS First Boston Mortgage Securities Corp.:
sequential pay Series 2000-C1 Class A2, 7.545% 4/15/62	10,600	11,242
Series 1997-C2 Class D, 7.27% 1/17/35	10,735	11,073
DLJ Commercial Mortgage Corp. sequential pay Series 2000-CF1 Class A1B, 7.62% 6/10/33	8,265	8,823
First Chicago/Lennar Trust I Series 1997-CHL1 Class E, 7.6364% 4/29/39 (h)(k)	2,900	2,942
First Union-Lehman Brothers Commercial Mortgage Trust sequential pay Series 1997-C2 Class A3, 6.65% 11/18/29	1,456	1,467
Ginnie Mae guaranteed Multi-family pass thru securities sequential pay Series 2002-35 Class C, 5.8831% 10/16/23 (k)	1,106	1,119
Ginnie Mae guaranteed REMIC pass thru securities sequential pay:
Series 2003-22 Class B, 3.963% 5/16/32	8,218	7,805
Series 2003-47 Class C, 4.227% 10/16/27	11,230	10,850
Series 2003-59 Class D, 3.654% 10/16/27	12,000	11,084
GMAC Commercial Mortgage Securities, Inc. Series 2004-C3 Class X2, 0.885% 12/10/41 (k)(l)	5,710	136
GS Mortgage Securities Corp. II:
sequential pay:
Series 2003-C1 Class A2A, 3.59% 1/10/40	5,995	5,848
Series 2004-C1 Class A1, 3.659% 10/10/28	29,266	28,267
Series 1998-GLII Class E, 7.1907% 4/13/31 (k)	4,895	5,005
Series 2006-GG6 Class A2, 5.506% 4/10/38 (k)	18,525	18,502
Host Marriott Pool Trust sequential pay Series 1999-HMTA Class B, 7.3% 8/3/15 (h)	2,360	2,476
LB Multi-family Mortgage Trust Series 1991-4 Class A1, 7.0596% 4/25/21 (h)(k)	187	169
Leafs CMBS I Ltd./Leafs CMBS I Corp. Series 2002-1A Class C, 4.13% 11/20/37 (h)	13,900	12,241
Merrill Lynch Mortgage Trust Series 2005-LC1 Class F, 5.5535% 1/12/44 (h)(k)	5,400	5,107
Mortgage Capital Funding, Inc. sequential pay Series 1998-MC2 Class A2, 6.423% 6/18/30	5,041	5,091
Commercial Mortgage Securities - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Thirteen Affiliates of General Growth Properties, Inc. sequential pay Series 1 Class A2, 6.602% 11/15/07 (h)	$ 32,000	$ 32,403
Wachovia Bank Commercial Mortgage Trust sequential pay Series 2003-C7 Class A1, 4.241% 10/15/35 (h)	21,207	20,453
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $262,934)		259,655
Foreign Government and Government Agency Obligations - 0.3%

Chilean Republic 7.125% 1/11/12	18,215	19,355
Israeli State 4.625% 6/15/13	1,870	1,741
United Mexican States:
5.875% 1/15/14	22,375	22,341
6.75% 9/27/34	4,465	4,554
7.5% 1/14/12	12,100	13,044
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $59,199)		61,035
Supranational Obligations - 0.0%

Corporacion Andina de Fomento 6.875% 3/15/12 (Cost $6,510)	6,580	6,893
Floating Rate Loans - 0.8%

CONSUMER DISCRETIONARY - 0.2%
Auto Components - 0.0%
Delphi Corp. revolver loan 12.25% 6/18/09 (k)(n)	192	196
Goodyear Tire & Rubber Co. Tranche 2, term loan 7.9544% 4/30/10 (k)	450	453
		649
Automobiles - 0.0%
AM General LLC Tranche C2, term loan 14.2088% 5/2/12 (k)	6,000	6,120
Hotels, Restaurants & Leisure - 0.1%
BLB Worldwide Holdings, Inc. Tranche 2, term loan 8.74% 7/18/11 (k)	460	460
Centerplate, Inc. term loan 8.74% 10/1/10 (k)	1,481	1,494
Floating Rate Loans - continued
	Principal Amount (000s)	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - continued
Hotels, Restaurants & Leisure - continued
London Arena & Waterfront Finance LLC Tranche A, term loan 8.7825% 3/8/12 (k)	$ 868	$ 872
Southwest Sports Group, Inc. Tranche B, term loan 8% 12/22/10 (k)	7,000	6,965
		9,791
Media - 0.1%
Cebridge Connections, Inc. Tranche 2, term loan 10.4888% 10/30/07 (k)	5,000	4,963
Charter Communications Operating LLC Tranche B, term loan 8.125% 4/28/13 (k)	5,000	5,006
CSC Holdings, Inc. Tranche B, term loan 7.0345% 3/29/13 (k)	7,870	7,831
PanAmSat Corp. Tranche B2, term loan 8.0081% 1/3/14 (k)	6,000	6,030
Wide Open West Finance LLC Tranche 2, term loan 10.2306% 4/28/14 (k)	3,230	3,254
		27,084
Specialty Retail - 0.0%
Toys 'R' US, Inc. term loan 8.3463% 12/9/08 (k)	8,445	8,392
Textiles, Apparel & Luxury Goods - 0.0%
Xerium Technologies, Inc. Tranche B, term loan 7.7488% 5/18/12 (k)	439	436
TOTAL CONSUMER DISCRETIONARY		52,472
CONSUMER STAPLES - 0.1%
Food Products - 0.0%
Bolthouse Farms, Inc. Tranche 2, term loan 11.4875% 12/16/13 (k)	5,000	5,075
Personal Products - 0.0%
Maryland Beauty, Inc. Tranche 2, term loan 12.43% 2/18/13 (k)	1,000	1,008
Revlon Consumer Products Corp. term loan 11.4914% 7/9/10 (k)	79	81
		1,089
Tobacco - 0.1%
Reynolds American, Inc. Tranche B, term loan 7.2561% 5/31/12 (k)	8,000	8,030
TOTAL CONSUMER STAPLES		14,194
Floating Rate Loans - continued
	Principal Amount (000s)	Value (Note 1) (000s)
ENERGY - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
Targa Resources, Inc./Targa Resources Finance Corp.:
Credit-Linked Deposit 7.6238% 10/31/12 (k)	$ 356	$ 357
term loan:
7.3901% 10/31/12 (k)	1,473	1,476
7.4769% 10/31/07 (k)	2,000	2,000
		3,833
FINANCIALS - 0.0%
Diversified Financial Services - 0.0%
MGM Holdings II, Inc. Tranche B, term loan 7.7488% 4/8/12 (k)	2,574	2,570
Real Estate Investment Trusts - 0.0%
Capital Automotive (REIT) Tranche B, term loan 7.1% 12/16/10 (k)	5,861	5,868
TOTAL FINANCIALS		8,438
HEALTH CARE - 0.2%
Health Care Providers & Services - 0.2%
Genoa Healthcare Group LLC Tranche 2, term loan 13.1088% 2/4/13 (k)	2,500	2,516
Golden Gate National Senior Care LLC Tranche 2, term loan 12.9588% 9/14/11 (k)	9,000	9,113
HealthSouth Corp. term loan 8.52% 3/10/13 (k)	10,000	9,988
LifeCare Holdings, Inc. term loan 7.65% 8/11/12 (k)	4,728	4,468
Quintiles Transnational Corp. Tranche 2, term loan 9.5% 3/31/14 (k)	7,000	7,079
Renal Advantage, Inc. Tranche B, term loan 7.8442% 9/30/12 (k)	169	169
		33,333
INDUSTRIALS - 0.1%
Air Freight & Logistics - 0.0%
AWAS Aviation Acquisitions Ltd. Tranche 2, term loan 11.3892% 3/15/13 (k)	6,223	6,223
Airlines - 0.0%
Delta Air Lines, Inc.:
Tranche B, term loan 10.0225% 3/16/08 (k)	320	326
Tranche C, term loan 12.7725% 3/16/08 (k)	2,230	2,291
		2,617
Floating Rate Loans - continued
	Principal Amount (000s)	Value (Note 1) (000s)
INDUSTRIALS - continued
Building Products - 0.0%
Masonite International Corp. term loan 11% 4/6/15 (k)	$ 6,000	$ 5,640
Machinery - 0.0%
Wastequip, Inc. Tranche 2, term loan 10.9988% 7/15/12 (k)	3,500	3,500
Road & Rail - 0.0%
Hertz Corp.:
Credit-Linked Deposit 7.6744% 12/21/12 (k)	176	177
Tranche B, term loan 7.5373% 12/21/12 (k)	1,398	1,407
		1,584
Trading Companies & Distributors - 0.1%
NES Rentals Holdings, Inc.:
term loan 11.15% 7/20/13 (k)	5,000	4,975
Tranche 2, term loan 12.15% 7/21/13 (k)	6,820	6,888
		11,863
TOTAL INDUSTRIALS		31,427
INFORMATION TECHNOLOGY - 0.0%
Software - 0.0%
Open Solutions, Inc. Tranche 2, term loan 11.78% 12/14/11 (k)	6,595	6,743
SERENA Software, Inc. term loan 7.41% 3/10/13 (k)	338	337
SS&C Technologies, Inc. term loan 8% 11/23/12 (k)	577	580
		7,660
MATERIALS - 0.1%
Chemicals - 0.0%
Solutia, Inc. Tranche B, term loan 8.72% 3/31/07 (k)	260	261
Metals & Mining - 0.0%
Murray Energy Corp. Tranche 2, term loan 13.1875% 1/28/11 (k)	2,963	3,051
Paper & Forest Products - 0.1%
Georgia-Pacific Corp.:
Tranche 2, term loan 8.3% 12/23/13 (k)	7,980	8,040
Tranche B1, term loan 7.3459% 12/23/12 (k)	14,925	14,906
		22,946
TOTAL MATERIALS		26,258
Floating Rate Loans - continued
	Principal Amount (000s)	Value (Note 1) (000s)
TELECOMMUNICATION SERVICES - 0.1%
Diversified Telecommunication Services - 0.1%
NTL Cable PLC term loan 10.315% 3/3/07 (k)	$ 951	$ 950
Paetec Communications, Inc. Tranche 2, term loan 12.9375% 6/9/13 (k)	5,000	5,075
		6,025
Wireless Telecommunication Services - 0.0%
Crown Castle Operating Co. Tranche B, term loan 7.65% 6/1/14 (k)	3,070	3,085
TOTAL TELECOMMUNICATION SERVICES		9,110
UTILITIES - 0.0%
Independent Power Producers & Energy Traders - 0.0%
LSP Gen Finance Co. LLC Tranche 2, term loan 8.9988% 5/4/14 (k)	110	111
NRG Energy, Inc.:
Credit-Linked Deposit 7.4988% 2/1/13 (k)	871	873
term loan 7.2306% 2/1/13 (k)	3,810	3,824
		4,808
TOTAL FLOATING RATE LOANS (Cost $190,955)		191,533
Preferred Securities - 0.1%

FINANCIALS - 0.1%
Commercial Banks - 0.0%
Abbey National PLC 7.35% (k)	10,000	10,259
Diversified Financial Services - 0.1%
ING Groep NV 5.775% (f)	9,425	9,120
MUFG Capital Finance 1 Ltd. 6.346% (k)	12,740	12,472
		21,592
TOTAL PREFERRED SECURITIES (Cost $32,472)		31,851
Money Market Funds - 0.5%
	Shares	Value (Note 1) (000s)
Fidelity Cash Central Fund, 5.3% (b)	69,729,239	$ 69,729
Fidelity Securities Lending Cash Central Fund, 5.32% (b)(c)	53,828,100	53,828
TOTAL MONEY MARKET FUNDS (Cost $123,557)		123,557
Cash Equivalents - 0.0%
	Maturity Amount (000s)
Investments in repurchase agreements (Collateralized by U.S. Treasury Obligations) in a joint trading account at 5.25%, dated 7/31/06 due 8/1/06 (Cost $4,156)	$ 4,157	4,156
TOTAL INVESTMENT PORTFOLIO - 99.9% (Cost $20,193,345)		23,536,460
NET OTHER ASSETS - 0.1%		21,097
NET ASSETS - 100%		$ 23,557,557
Swap Agreements
	Expiration Date	Notional Amount (000s)	Value (000s)
Credit Default Swaps
Receive quarterly notional amount multiplied by .285% and pay Deutsche Bank upon default event of ConocoPhillips, par value of the notional amount of ConocoPhillips 4.75% 10/15/12	Sept. 2011	$ 7,500	$ (10)
Receive quarterly notional amount multiplied by .35% and pay Goldman Sachs upon default event of Southern California Edison Co., par value of the notional amount of Southern California Edison Co. 7.625% 1/15/10	Sept. 2010	6,800	23
Swap Agreements - continued
	Expiration Date	Notional Amount (000s)	Value (000s)
Credit Default Swaps - continued

Receive quarterly notional amount multiplied by .37% and pay Morgan Stanley, Inc. upon default event of Pacific Gas & Electric Co. par value of the notional amount of Pacific Gas & Electric Co. 4.8% 3/1/14

	March 2011	$ 11,500	$ 41
Receive semi-annually notional amount multiplied by .61% and pay JPMorgan Chase, Inc. upon default event of United Mexican States, par value of the notional amount of United Mexican States 7.5% 4/8/33	May 2011	13,000	55
TOTAL CREDIT DEFAULT SWAPS		38,800	109
Interest Rate Swaps
Receive quarterly a fixed rate equal to 4.898% and pay quarterly a floating rate based on 3-month LIBOR with Lehman Brothers, Inc.	July 2014	58,025	(2,135)
Total Return Swaps
Receive monthly a return equal to Lehman Brothers CMBS AAA 8.5+ Index and pay monthly a floating rate based on 1-month LIBOR with Citibank	Sept. 2006	21,300	287
Receive monthly a return equal to Lehman Brothers CMBS U.S. Aggregate Index and pay monthly a floating rate based on 1-month LIBOR with Citibank	Sept. 2006	2,705	26
Receive quarterly a return equal to Banc of America Securities LLC AAA 10 Yr Mortgage Backed Securities Daily Index and pay quarterly a floating rate based on 3-month LIBOR minus 15 basis points with Bank of America	August 2006	20,400	124
TOTAL TOTAL RETURN SWAPS		44,405	437
		$ 141,230	$ (1,589)
Security Type Abbreviation
PIERS - Preferred Income Equity Redeemable Securities
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Non-income producing - Issuer is in default.
(e) Security initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(f) Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.
(g) Security or a portion of the security is on loan at period end.

(h) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $919,495,000 or 3.9% of net assets.

(i) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(j) Security or a portion of the security has been segregated as collateral for open swap agreements. At the period end, the value of securities pledged amounted to $2,557,080.
(k) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(l) Security represents right to receive monthly interest payments on an underlying pool of mortgages. Principal shown is the par amount of the mortgage pool.

(m) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $29,435,000 or 0.1% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
ICO North America, Inc. 7.5% 8/15/09	8/12/05	$ 5,390
KKR Private Equity Investors, L.P. Restricted Depositary Units	5/3/06 - 7/12/06	$ 24,145

(n) Position or a portion of the position represents an unfunded loan commitment. At period end, the total principal amount and market value of unfunded commitments totaled $3,000 and $3,000, respectively. The interest rate will be determined at time of settlement.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the fund from the affiliated Central funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 23,726
Fidelity Securities Lending Cash Central Fund	1,677
Total	$ 25,403
Other Information
The composition of credit quality ratings as a percentage of net assets is as follows (ratings are unaudited):
U.S.Government and U.S.Government Agency Obligations	17.7%
AAA,AA,A	4.7%
BBB	5.5%
BB	2.8%
B	3.0%
CCC,CC,C	1.2%
Not Rated	0.4%
Equities	64.1%
Short-Term Investments and Net Other Assets	0.6%
100.0%
We have used ratings from Moody's® Investors Services, Inc. Where Moody's ratings are not available, we have used S&P® ratings.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)	July 31, 2006

Assets
Investment in securities, at value (including securities loaned of $52,661 and repurchase agreements of $4,156) - See accompanying schedule: Unaffiliated issuers (cost $20,069,788)	$ 23,412,903
Affiliated Central Funds (cost $123,557)	123,557
Total Investments (cost $20,193,345)		$ 23,536,460
Cash		25
Receivable for investments sold		118,017
Receivable for fund shares sold		15,779
Dividends receivable		23,137
Interest receivable		94,003
Prepaid expenses		37
Other receivables		658
Total assets		23,788,116

Liabilities
Payable for investments purchased Regular delivery	$ 52,441
Delayed delivery	85,441
Payable for fund shares redeemed	23,850
Swap agreements, at value	1,589
Accrued management fee	8,055
Other affiliated payables	4,335
Other payables and accrued expenses	1,020
Collateral on securities loaned, at value	53,828
Total liabilities		230,559

Net Assets		$ 23,557,557
Net Assets consist of:
Paid in capital		$ 19,369,691
Undistributed net investment income		93,210
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		753,131
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		3,341,525
Net Assets, for 1,218,071 shares outstanding		$ 23,557,557
Net Asset Value, offering price and redemption price per share ($23,557,557 ÷ 1,218,071 shares)		$ 19.34

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	July 31, 2006

Investment Income
Dividends		$ 348,267
Interest		463,143
Income from affiliated Central Funds		25,403
Total income		836,813

Expenses
Management fee	$ 99,454
Transfer agent fees	44,330
Accounting and security lending fees	2,081
Independent trustees' compensation	97
Appreciation in deferred trustee compensation account	28
Custodian fees and expenses	632
Registration fees	91
Audit	298
Legal	253
Interest	35
Miscellaneous	1,054
Total expenses before reductions	148,353
Expense reductions	(1,916)	146,437
Net investment income (loss)		690,376
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	926,911
Foreign currency transactions	(61)
Swap agreements	(3,841)
Total net realized gain (loss)		923,009
Change in net unrealized appreciation (depreciation) on: Investment securities	81,200
Assets and liabilities in foreign currencies	1
Swap agreements	(1,727)
Total change in net unrealized appreciation (depreciation)		79,474
Net gain (loss)		1,002,483
Net increase (decrease) in net assets resulting from operations		$ 1,692,859

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended July 31, 2006	Year ended July 31, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 690,376	$ 590,251
Net realized gain (loss)	923,009	800,983
Change in net unrealized appreciation (depreciation)	79,474	935,397
Net increase (decrease) in net assets resulting from operations	1,692,859	2,326,631
Distributions to shareholders from net investment income	(686,715)	(564,084)
Distributions to shareholders from net realized gain	(745,673)	(868,286)
Total distributions	(1,432,388)	(1,432,370)
Share transactions Proceeds from sales of shares	2,220,658	3,136,924
Reinvestment of distributions	1,373,668	1,371,919
Cost of shares redeemed	(4,573,306)	(3,180,952)
Net increase (decrease) in net assets resulting from share transactions	(978,980)	1,327,891
Total increase (decrease) in net assets	(718,509)	2,222,152

Net Assets
Beginning of period	24,276,066	22,053,914
End of period (including undistributed net investment income of $93,210 and undistributed net investment income of $89,458, respectively)	$ 23,557,557	$ 24,276,066
Other Information Shares
Sold	116,779	168,318
Issued in reinvestment of distributions	73,023	74,814
Redeemed	(240,644)	(170,459)
Net increase (decrease)	(50,842)	72,673

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended July 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 19.13	$ 18.44	$ 16.96	$ 15.96	$ 18.69
Income from Investment Operations
Net investment income (loss) B	.55	.47	.45	.48	.53
Net realized and unrealized gain (loss)	.80	1.39	1.79	.99	(2.35)
Total from investment operations	1.35	1.86	2.24	1.47	(1.82)
Distributions from net investment income	(.55)	(.45)	(.46)	(.47)	(.56)
Distributions from net realized gain	(.59)	(.72)	(.30)	-	(.35)
Total distributions	(1.14)	(1.17)	(.76)	(.47)	(.91)
Net asset value, end of period	$ 19.34	$ 19.13	$ 18.44	$ 16.96	$ 15.96
Total Return A	7.36%	10.51%	13.43%	9.45%	(10.06)%
Ratios to Average Net Assets C
Expenses before reductions	.62%	.63%	.65%	.66%	.65%
Expenses net of fee waivers, if any	.62%	.63%	.65%	.66%	.65%
Expenses net of all reductions	.61%	.62%	.64%	.66%	.64%
Net investment income (loss)	2.90%	2.53%	2.46%	3.03%	3.03%
Supplemental Data
Net assets, end of period (in millions)	$ 23,558	$ 24,276	$ 22,054	$ 19,611	$ 18,210
Portfolio turnover rate	44%	75%	67%	86%	79%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2006

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Puritan Fund (the Fund) is a fund of Fidelity Puritan Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund may invest in affiliated money market central funds (Money Market Central Funds), which are open-end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

On July 20, 2006, the Board of Trustees approved a change in the fiscal year end of the Fund from July 31 to August 31, effective August 31, 2006.

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, for which quotations are readily available, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Investments in open-end mutual funds are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S.

Annual Report

1. Significant Accounting Policies - continued

Security Valuation - continued

securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Investment Transactions and Income - continued

receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), Independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to short-term capital gains, swap agreements, foreign currency transactions, passive foreign investment companies (PFIC), prior period premium and discount on debt securities, defaulted bonds, market discount, partnerships, deferred trustees compensation, financing transactions and losses deferred due to wash sales.

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 4,241,406
Unrealized depreciation	(881,378)
Net unrealized appreciation (depreciation)	3,360,028
Undistributed ordinary income	72,500
Undistributed long-term capital gain	693,135

Cost for federal income tax purposes	$ 20,176,432

The tax character of distributions paid was as follows:

	July 31, 2006	July 31, 2005
Ordinary Income	$ 775,269	$ 649,322
Long-term Capital Gains	657,119	783,048
Total	$ 1,432,388	$ 1,432,370

New Accounting Pronouncement. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48) was issued and is effective for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund's net assets and results of operations.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

2. Operating Policies - continued

Delayed Delivery Transactions and When-Issued Securities. The Fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked-to-market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments, including revolving credit facilities, that obligate the Fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

Swap Agreements. The Fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk.

Interest rate swaps are agreements to exchange cash flows periodically based on a notional principal amount, for example, the exchange of fixed rate interest payments for floating rate interest payments. Periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. The primary risk associated with interest rate swaps is that unfavorable changes in the fluctuation of interest rates could adversely impact a fund.

Annual Report

2. Operating Policies - continued

Swap Agreements - continued

Total return swaps are agreements to exchange the return generated by one instrument or index for the return generated by another instrument, for example, the agreement to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the index exceeds the offsetting interest obligation, a fund will receive a payment from the counterparty. To the extent it is less, a fund will make a payment to the counterparty. Periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively.

Credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying debt instrument in the event of a defined credit event (such as payment default or bankruptcy). Under the terms of the swap, one party acts as a "guarantor" receiving a periodic payment that is a fixed percentage applied to a notional principal amount. In return the party agrees to purchase the notional amount of the underlying instrument, at par, if a credit event occurs during the term of the swap. The Fund may enter into credit default swaps in which either it or its counterparty act as guarantors. By acting as the guarantor of a swap, a fund assumes the market and credit risk of the underlying instrument including liquidity and loss of value. Periodic payments and premiums received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively.

Swaps are marked-to-market daily based on dealer-supplied valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon early termination of the swap agreement. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with a fund's custodian in compliance with swap contracts. Risks may exceed amounts recognized on the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements. Details of swap agreements open at period end are included in the Fund's Schedule of Investments under the caption "Swap Agreements."

Mortgage Dollar Rolls. To earn additional income, the Fund may employ trading strategies which involve the sale and simultaneous agreement to repurchase similar securities ("mortgage dollar rolls") or the purchase and simultaneous agreement to sell similar securities ("reverse mortgage dollar rolls"). The securities traded are mortgage securities and bear the same interest rate but may be collateralized by different pools of mortgages. During the period between the sale and repurchase in a mortgage dollar roll

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

2. Operating Policies - continued

Mortgage Dollar Rolls - continued

transaction, a fund will not be entitled to receive interest and principal payments on the securities sold but will invest the proceeds of the sale in other securities which may enhance the yield and total return. In addition, the difference between the sale price and the future purchase price is recorded as an adjustment to investment income. During the period between the purchase and subsequent sale in a reverse mortgage dollar roll transaction a fund is entitled to interest and principal payments on the securities purchased. The price differential between the purchase and sale is recorded as an adjustment to investment income. Losses may arise due to changes in the value of the securities or if the counterparty does not perform under the terms of the agreement. If the counterparty files for bankruptcy or becomes insolvent, a fund's right to repurchase or sell securities may be limited.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $5,141,988 and $6,073,372, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .15% of the Fund's average net assets and a group fee rate that averaged .27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .42% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .19% of average net assets.

Accounting and Security Lending Fees. FSC maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Affiliated Central Funds. The Fund may invest in Money Market Central Funds which seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

The Money Market Central Funds do not pay a management fee.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $24 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 24,422	5.09%	$ 35

5. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounts to $69 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

6. Security Lending - continued

experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from affiliated central funds. Net income from lending portfolio securities during the period amounted to $1,677.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $903 for the period. In addition, through arrangements with the Fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody and transfer agent expenses by $36 and $977, respectively.

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Puritan Trust and the Shareholders of Fidelity Puritan Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Puritan Fund (a fund of Fidelity Puritan Trust) at July 31, 2006, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Puritan Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Boston, Massachusetts
September 8, 2006

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy and Albert R. Gamper, Jr., each of the Trustees oversees 345 funds advised by FMR or an affiliate. Mr. McCoy oversees 347 funds advised by FMR or an affiliate. Mr. Gamper oversees 292 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (76)

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director (1999-present) of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

Stephen P. Jonas (53)

Year of Election or Appointment: 2005

Mr. Jonas is Senior Vice President of Puritan (2005-present). He also serves as Senior Vice President of other Fidelity funds (2005-present). Mr. Jonas is Executive Director of FMR (2005-present) and FMR Co., Inc. (2005-present). He also serves as a Director of Fidelity Investments Money Management, Inc. (2005-present) and FMR Corp. (2003-present). Previously, Mr. Jonas served as President of Fidelity Enterprise Operations and Risk Services (2004-2005), Chief Administrative Officer (2002-2004), and Chief Financial Officer of FMR Corp. (1998-2002). In addition, he serves on the Boards of Boston Ballet (2003-present) and Simmons College (2003-present).

Robert L. Reynolds (54)

Year of Election or Appointment: 2003

Mr. Reynolds is President and a Director of FMR (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and FMR Co., Inc. (2005-present). Mr. Reynolds also serves as a Director (2003-present) and Chief Operating Officer (2000-present) of FMR Corp. and a Director of Strategic Advisers, Inc. (2005-present). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000-present). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (58)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (64)

Year of Election or Appointment: 2006

Mr. Gamper also serves as a Trustee (2006-present) or Member of the Advisory Board (2005-present) of other investment companies advised by FMR. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

Robert M. Gates (62)

Year of Election or Appointment: 1997

Dr. Gates is Chairman of the Independent Trustees (2006-present). Dr. Gates is President of Texas A&M University (2002-present). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001-present), and Brinker International (restaurant management, 2003-present). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001).

George H. Heilmeier (70)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display.

Marie L. Knowles (59)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (62)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

William O. McCoy (72)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Duke Realty Corporation (real estate). He is also a partner of Franklin Street Partners (private investment management firm). In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves as Chairman of the Board of Directors of the University of North Carolina Health Care System. He also served as Vice President of Finance for the University of North Carolina (16-school system).

Cornelia M. Small (62)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (67)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (67)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Annual Report

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Keyes may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
James H. Keyes (65)

Year of Election or Appointment: 2006

Member of the Advisory Board of Fidelity Puritan Trust. Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies, 1984-present), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions, 1998-present).

Peter S. Lynch (62)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Puritan Trust. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director (1999-present) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as the Chairman of the Inner-City Scholarship Fund.

Dwight D. Churchill (52)

Year of Election or Appointment: 2005

Vice President of Puritan. Mr. Churchill also serves as Vice President of certain Equity Funds (2005-present). Mr. Churchill is Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Churchill served as Senior Vice President of Fidelity Investments Money Management, Inc. (2005-2006), Head of Fidelity's Fixed-Income Division (2000-2005), Vice President of Fidelity's Money Market Funds (2000-2005), Vice President of Fidelity's Bond Funds, and Senior Vice President of FMR.

Boyce I. Greer (50)

Year of Election or Appointment: 2006

Vice President of Puritan. Mr. Greer also serves as Vice President of certain Equity Funds (2005-present), certain Asset Allocation Funds (2005-present), Fixed-Income Funds (2006-present), and Money Market Funds (2006-present). Mr. Greer is also a Trustee of other investment companies advised by FMR (2003-present). He is an Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present), and Senior Vice President of Fidelity Investments Money Management, Inc. (2006-present). Previously, Mr. Greer served as a Director and Managing Director of Strategic Advisers, Inc. (2002-2005), and Executive Vice President (2000-2002) and Money Market Group Leader (1997-2002) of the Fidelity Investments Fixed Income Division. He also served as Vice President of Fidelity's Money Market Funds (1997-2002), Senior Vice President of FMR (1997-2002), and Vice President of FIMM (1998-2002).

Bruce T. Herring (40)

Year of Election or Appointment: 2006

Vice President of Puritan. Mr. Herring also serves as Vice President of certain Equity Funds (2006-present). Mr. Herring is Senior Vice President of FMR (2006-present) and Vice President of FMR Co., Inc. (2001-present). Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds (2001-2005).

David L. Murphy (58)

Year of Election or Appointment: 2005

Vice President of Puritan. Mr. Murphy also serves as Vice President of Fidelity's Money Market Funds (2002-present), certain Asset Allocation Funds (2003-present), Fixed-Income Funds (2005-present), and Balanced Funds (2005-present). He serves as Senior Vice President (2000-present) and Head (2004-present) of the Fidelity Investments Fixed Income Division. Mr. Murphy is also a Senior Vice President of Fidelity Investments Money Management, Inc. (2003-present) and an Executive Vice President of FMR (2005-present). Previously, Mr. Murphy served as Money Market Group Leader (2002-2004), Bond Group Leader (2000-2002), and Vice President of Fidelity's Taxable Bond Funds (2000-2002) and Fidelity's Municipal Bond Funds (2001-2002).

Thomas J. Silvia (45)

Year of Election or Appointment: 2005

Vice President of Puritan. Mr. Silvia also serves as Vice President of Fidelity's Fixed-Income Funds (2005-present), certain Balanced Funds (2005-present), certain Asset Allocation Funds (2005-present), and Senior Vice President and Bond Group Leader of the Fidelity Investments Fixed-Income Division (2005-present). Previously, Mr. Silvia served as Director of Fidelity's Taxable Bond portfolio managers (2002-2004) and a portfolio manager in the Bond Group (1997-2004).

George A. Fischer (45)

Year of Election or Appointment: 2004

Vice President of Puritan. Mr. Fischer also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Fischer worked as a research analyst and portfolio manager.

Stephen R. Peterson (50)

Year of Election or Appointment: 2000

Vice President of Puritan. Mr. Peterson also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Peterson worked as a research analyst and portfolio manager.

Eric D. Roiter (57)

Year of Election or Appointment: 1998

Secretary of Puritan. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Stuart Fross (46)

Year of Election or Appointment: 2003

Assistant Secretary of Puritan. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

Christine Reynolds (47)

Year of Election or Appointment: 2004

President and Treasurer of Puritan. Ms. Reynolds also serves as President and Treasurer of other Fidelity funds (2004-present) and is a Vice President (2003-present) and an employee (2002-present) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

R. Stephen Ganis (40)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Puritan. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (58)

Year of Election or Appointment: 2006

Chief Financial Officer of Puritan. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (59)

Year of Election or Appointment: 2004

Chief Compliance Officer of Puritan. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (45)

Year of Election or Appointment: 2005

Deputy Treasurer of Puritan. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kimberley H. Monasterio (42)

Year of Election or Appointment: 2004

Deputy Treasurer of Puritan. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Kenneth B. Robins (36)

Year of Election or Appointment: 2005

Deputy Treasurer of Puritan. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (39)

Year of Election or Appointment: 2005

Assistant Treasurer of Puritan. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (59)
Year of Election or Appointment: 1986 Assistant Treasurer of Puritan. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (52)
Year of Election or Appointment: 2004 Assistant Treasurer of Puritan. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (51)
Year of Election or Appointment: 2002 Assistant Treasurer of Puritan. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Gary W. Ryan (47)

Year of Election or Appointment: 2005

Assistant Treasurer of Puritan. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Puritan. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

Annual Report

Distributions

The Board of Trustees of Fidelity Puritan Fund voted to pay on September 11, 2006, to shareholders of record at the opening of business on September 8, 2006, a distribution of $.58 per share derived from capital gains realized from sales of portfolio securities.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2006, $834,120,155 or, if subsequently determined to be different, the net capital gain of such year.

A total of 8.68% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $180,512,473 of distributions paid during the period January 1, 2006 to July 31, 2006 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund designates 24%, 43%, 48% and 48% of the dividends distributed in October, December, April and July, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 27%, 47%, 55% and 55% of the dividends distributed in October, December, April and July, respectively, during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2007 of amounts for use in preparing 2006 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on February 15, 2006. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees. A
	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	37,826,230,383.77	96.098
Withheld	1,536,010,182.46	3.902
TOTAL	39,362,240,566.23	100.000
Albert R. Gamper, Jr.
Affirmative	37,763,014,509.79	95.937
Withheld	1,599,226,056.44	4.063
TOTAL	39,362,240,566.23	100.000
Robert M. Gates
Affirmative	37,674,483,072.96	95.712
Withheld	1,687,757,493.27	4.288
TOTAL	39,362,240,566.23	100.000
George H. Heilmeier
Affirmative	37,748,457,238.12	95.900
Withheld	1,613,783,328.11	4.100
TOTAL	39,362,240,566.23	100.000
Edward C. Johnson 3d
Affirmative	37,532,189,641.25	95.351
Withheld	1,830,050,924.98	4.649
TOTAL	39,362,240,566.23	100.000
Stephen P. Jonas
Affirmative	37,757,585,019.59	95.923
Withheld	1,604,655,546.64	4.077
TOTAL	39,362,240,566.23	100.000
Marie L. Knowles
Affirmative	37,790,960,298.73	96.008
Withheld	1,571,280,267.50	3.992
TOTAL	39,362,240,566.23	100.000
	# of Votes	% of Votes
Ned C. Lautenbach
Affirmative	37,792,534,779.54	96.012
Withheld	1,569,705,786.69	3.988
TOTAL	39,362,240,566.23	100.000
William O. McCoy
Affirmative	37,635,159,621.12	95.612
Withheld	1,727,080,945.11	4.388
TOTAL	39,362,240,566.23	100.000
Robert L. Reynolds
Affirmative	37,724,250,371.80	95.839
Withheld	1,637,990,194.43	4.161
TOTAL	39,362,240,566.23	100.000
Cornelia M. Small
Affirmative	37,789,209,639.31	96.004
Withheld	1,573,030,926.92	3.996
TOTAL	39,362,240,566.23	100.000
William S. Stavropoulos
Affirmative	37,681,894,631.26	95.731
Withheld	1,680,345,934.97	4.269
TOTAL	39,362,240,566.23	100.000
Kenneth L. Wolfe
Affirmative	37,762,131,097.33	95.935
Withheld	1,600,109,468.90	4.065
TOTAL	39,362,240,566.23	100.000
A Denotes trust-wide proposal and voting results.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Puritan Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2006 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's portfolio managers and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that, since the last Advisory Contract renewals in July 2005, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) voluntarily entering into contractual arrangements with certain brokers pursuant to which Fidelity pays for research products and services separately out of its own resources, rather than bundling with fund commissions; (iii) launching the Fidelity Advantage Class of its five Spartan stock index funds and three Spartan bond index funds, which is a lower-fee class available to shareholders with higher account balances; (iv) contractually agreeing to impose expense limitations on Fidelity U.S. Bond Index Fund and reducing the fund's initial investment minimum; and (v) offering shareholders of each of the Fidelity Institutional Money Market Funds the privilege of exchanging shares of the fund for shares of other Fidelity funds.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance, as well as the fund's relative investment performance measured against (i) a proprietary custom index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2005, the fund's cumulative total returns, the cumulative total returns of a proprietary custom index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the fund. The fund's proprietary custom index is an index developed by FMR that represents the performance of the fund's general investment categories in both equity and bond securities.

Annual Report

Fidelity Puritan Fund

The Board reviewed the fund's relative investment performance against its Lipper peer group and stated that the performance of the fund was in the third quartile for the one-year period and the first quartile for the three- and five-year periods. The Board also stated that the relative investment performance of the fund was lower than its benchmark for all the periods shown.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board noted with favor FMR's reorganization of its senior management team in 2005 and FMR's dedication of additional resources to investment research, and participated in the process that led to those changes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 7% means that 93% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Fidelity Puritan Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2005.

Annual Report

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of the fund's total expenses, the Board considered the fund's management fee as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the fund's total expenses ranked below its competitive median for 2005.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the fund's total expenses were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower fee rates as total fund assets under FMR's management increase, and for higher fee rates as total fund assets under FMR's management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information on several topics, including (i) Fidelity's fund profitability methodology and profitability trends within certain funds; (ii) portfolio manager compensation; (iii) the extent to which any economies of scale exist and are shared between the funds and Fidelity; (iv) the total expenses of certain funds and classes relative to competitors, including the extent to which the expenses of certain funds have been or could be capped; (v) fund performance trends; and (vi) Fidelity's fee structures, including use of performance fees.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)

Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

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For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)

For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

15445 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

19200 Von Karman Avenue
Irvine, CA

601 Larkspur Landing Circle
Larkspur, CA

10100 Santa Monica Blvd.
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73-575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

123 South Lake Avenue
Pasadena, CA

16995 Bernardo Ctr. Drive
Rancho Bernardo, CA

1220 Roseville Parkway
Roseville, CA

1740 Arden Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

11943 El Camino Real
San Diego, CA

8 Montgomery Street
San Francisco, CA

3793 State Street
Santa Barbara, CA

1200 Wilshire Boulevard
Santa Monica, CA

21701 Hawthorne Boulevard
Torrance, CA

2001 North Main Street
Walnut Creek, CA

6300 Canoga Avenue
Woodland Hills, CA

Colorado

1625 Broadway
Denver, CO

9185 Westview Road
Lone Tree, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

400 Delaware Avenue
Wilmington, DE

Florida

4400 N. Federal Highway
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

4671 Town Center Parkway
Jacksonville, FL

1907 West State Road 434
Longwood, FL

8880 Tamiami Trail, North
Naples, FL

3501 PGA Boulevard
Palm Beach Gardens, FL

3550 Tamiami Trail, South
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

2465 State Road 7
Wellington, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

875 North Michigan Ave.
Chicago, IL

1415 West 22nd Street
Oak Brook, IL

1572 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7315 Wisconsin Avenue
Bethesda, MD

One W. Pennsylvania Ave.
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

238 Main Street
Cambridge, MA

405 Cochituate Road
Framingham, MA

416 Belmont Street
Worcester, MA

Annual Report

Michigan

500 E. Eisenhower Pkwy.
Ann Arbor, MI

280 Old N. Woodward Ave.
Birmingham, MI

43420 Grand River Avenue
Novi, MI

29155 Northwestern Hwy.
Southfield, MI

Minnesota

7600 France Avenue South
Edina, MN

Missouri

1524 South Lindbergh Blvd.
St. Louis, MO

Nevada

2225 Village Walk Drive
Henderson, NV

New Jersey

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

396 Route 17, North
Paramus, NJ

3518 Route 1 North
Princeton, NJ

530 Broad Street
Shrewsbury, NJ

New York

1055 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

980 Madison Avenue
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

200 Fifth Avenue
New York, NY

733 Third Avenue
New York, NY

11 Penn Plaza
New York, NY

2070 Broadway
New York, NY

1075 Northern Blvd.
Roslyn, NY

799 Central Park Avenue
Scarsdale, NY

North Carolina

4611 Sharon Road
Charlotte, NC

7011 Fayetteville Road
Durham, NC

Ohio

3805 Edwards Road
Cincinnati, OH

1324 Polaris Parkway
Columbus, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

7493 SW Bridgeport Road
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

47 Providence Place
Providence, RI

Tennessee

6150 Poplar Avenue
Memphis, TN

Texas

10000 Research Boulevard
Austin, TX

4001 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

6560 Fannin Street
Houston, TX

6500 N. MacArthur Blvd.
Irving, TX

6005 West Park Boulevard
Plano, TX

14100 San Pedro
San Antonio, TX

1576 East Southlake Blvd.
Southlake, TX

19740 IH 45 North
Spring, TX

Utah

279 West South Temple
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

411 108th Avenue, N.E.
Bellevue, WA

1518 6th Avenue
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

595 North Barker Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Research & Analysis Company
(formerly Fidelity Management &
Research (Far East) Inc.)

Fidelity Management & Research
(U.K.) Inc.

Fidelity Investments Money Management, Inc.

Fidelity Investments Japan Limited

Fidelity International Investment Advisers

Fidelity International Investment Advisers (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agent

Fidelity Service Company, Inc.

Boston, MA

Custodian

JP Morgan Chase Bank

New York, NY

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

PUR-UANN-0906
1.789251.103

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

Fidelity®

Value Discovery

Fund

Annual Report

July 31, 2006

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com/holdings.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Although many securities markets made gains in early 2006, inflation concerns led to mixed results through the year's mid-point. Financial markets are always unpredictable. There are, however, a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2006	Past 1 year	Life of fund A
Fidelity ® Value Discovery Fund	12.54%	18.21%

A From December 10, 2002.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Value Discovery Fund on December 10, 2002. The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Value Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Scott Offen, Portfolio Manager of Fidelity® Value Discovery Fund

As measured by the Dow Jones Wilshire 5000 Composite IndexSM - the broadest measure of U.S. equity market performance - stocks did well for most of the 12-month period ending July 31, 2006, before faltering. For the one-year time frame as a whole, the Dow Jones Wilshire benchmark rose 5.43%. That was nearly identical to the 5.38% gain of the Standard & Poor's 500SM Index, a broad market proxy that's a reflection of larger-cap stocks. Stocks were resilient early on, bouncing back quickly after Hurricanes Katrina and Rita caused energy prices to spike to record-high levels. Buoyed by strong corporate earnings and solid economic growth, the S&P 500® ran off six consecutive months of positive returns from November through April. However, stocks pulled back for most of the remainder of the period. A slowdown in economic expansion and consumer spending, reaccelerating energy prices and continued interest rate hikes by the Federal Reserve Board cooled equity performance. Among other widely quoted market yardsticks, the Dow Jones Industrial AverageSM returned 7.59%, while the NASDAQ Composite® Index dropped 3.47%.

For the 12 months that ended July 31, 2006, Fidelity Value Discovery Fund returned 12.54%, outperforming the 11.16% return of the Russell 3000® Value Index. The main factors driving the fund's outperformance of the index were positive stock selection in the energy, telecommunication services and materials sectors. Given the fund's international holdings, favorable currency movements also bolstered performance. On the other hand, security selection in the technology sector and in the consumer staples group detracted. Stocks that buoyed the fund's relative return included Titanium Metals, an overweighted position in oil refiner and marketer Valero Energy, and three out-of-benchmark positions: energy services firms Halliburton - no longer in the fund - and Smith International, and engineering and construction corporation Fluor. Among the detractors were chemical company Chemtura, energy service firm BJ Services, technology contract manufacturer Flextronics and an underweighting in solid performing Exxon Mobil. BJ Services was sold before the end of the period.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2006 to July 31, 2006).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value February 1, 2006	Ending Account Value July 31, 2006	Expenses Paid During Period* February 1, 2006 to July 31, 2006
Actual	$ 1,000.00	$ 988.60	$ 4.59
Hypothetical (5% return per year before expenses)	$ 1,000.00	$ 1,020.18	$ 4.66

* Expenses are equal to the Fund's annualized expense ratio of .93%; multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes

Top Ten Stocks as of July 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Exxon Mobil Corp.	4.0	0.0
JPMorgan Chase & Co.	3.6	2.0
Pfizer, Inc.	3.1	1.3
Bank of America Corp.	3.0	1.1
Smith International, Inc.	2.7	1.9
National Oilwell Varco, Inc.	2.4	2.7
AT&T, Inc.	2.2	0.6
Wells Fargo & Co.	2.0	0.4
American International Group, Inc.	2.0	1.6
Merck & Co., Inc.	1.5	0.8
	26.5
Top Five Market Sectors as of July 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	23.8	19.3
Energy	14.1	13.8
Information Technology	13.5	21.5
Health Care	12.4	11.6
Consumer Staples	7.2	5.8
Asset Allocation (% of fund's net assets)
As of July 31, 2006 *		As of January 31, 2006 **
	Stocks 96.8%		Stocks 99.7%
	Short-Term Investments and Net Other Assets 3.2%		Short-Term Investments and Net Other Assets 0.3%
* Foreign investments	10.2%	** Foreign investments	14.0%

Annual Report

Investments July 31, 2006

Showing Percentage of Net Assets

Common Stocks - 96.8%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 7.0%
Automobiles - 0.3%
National R.V. Holdings, Inc. (a)	31,191	$ 146,598
Renault SA	20,100	2,196,474
		2,343,072
Hotels, Restaurants & Leisure - 2.3%
Accor SA	36,500	2,153,063
Applebee's International, Inc.	28,300	502,608
Aristocrat Leisure Ltd. (d)	232,700	2,150,375
Carnival Corp. unit	18,500	720,760
Domino's Pizza, Inc.	158,200	3,597,468
Greek Organization of Football Prognostics SA	16,400	595,358
Harrah's Entertainment, Inc.	10,000	601,100
McDonald's Corp.	113,700	4,023,843
Minor International PCL (For. Reg.)	993,200	264,958
Royal Caribbean Cruises Ltd.	59,400	2,013,660
		16,623,193
Household Durables - 0.5%
Cyrela Brazil Realty SA	51,000	694,069
La-Z-Boy, Inc.	45,200	576,300
Whirlpool Corp.	27,600	2,130,444
		3,400,813
Internet & Catalog Retail - 0.0%
Submarino SA	18,500	347,885
Leisure Equipment & Products - 0.5%
Eastman Kodak Co.	159,600	3,551,100
Media - 0.6%
Gannett Co., Inc.	5,000	260,600
Grupo Televisa SA de CV (CPO) sponsored ADR	31,100	575,972
News Corp. Class A	64,452	1,240,056
Viacom, Inc. Class B (non-vtg.) (a)	63,500	2,212,975
		4,289,603
Multiline Retail - 1.6%
Family Dollar Stores, Inc.	161,400	3,667,008
Federated Department Stores, Inc.	103,400	3,630,374
JCPenney Co., Inc.	58,000	3,651,680
Lojas Renner SA	10,400	593,159
		11,542,221
Specialty Retail - 0.4%
AutoZone, Inc. (a)	4,200	369,054
Home Depot, Inc.	62,800	2,179,788
Common Stocks - continued
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
OfficeMax, Inc.	1,600	$ 65,776
Truworths International Ltd.	98,100	317,709
		2,932,327
Textiles, Apparel & Luxury Goods - 0.8%
Liz Claiborne, Inc.	100,727	3,560,699
Polo Ralph Lauren Corp. Class A	10,700	610,328
VF Corp.	31,700	2,149,894
		6,320,921
TOTAL CONSUMER DISCRETIONARY		51,351,135
CONSUMER STAPLES - 7.2%
Beverages - 0.3%
Pernod Ricard SA	11,200	2,331,930
Food & Staples Retailing - 1.9%
CVS Corp.	64,700	2,116,984
Safeway, Inc.	270,944	7,608,108
Wal-Mart de Mexico SA de CV Series V	126,100	390,345
Wal-Mart Stores, Inc.	81,800	3,640,100
		13,755,537
Food Products - 1.8%
Corn Products International, Inc.	120,488	4,007,431
McCormick & Co., Inc. (non-vtg.)	198,700	6,966,422
Tyson Foods, Inc. Class A	149,100	2,109,765
		13,083,618
Personal Products - 1.7%
Alberto-Culver Co.	75,500	3,679,870
Avon Products, Inc.	218,200	6,325,618
Playtex Products, Inc. (a)	215,800	2,442,856
		12,448,344
Tobacco - 1.5%
Altria Group, Inc.	134,700	10,771,959
TOTAL CONSUMER STAPLES		52,391,388
ENERGY - 14.1%
Energy Equipment & Services - 7.6%
Cameron International Corp. (a)	77,900	3,926,939
Global Industries Ltd. (a)	234,800	3,916,464
Common Stocks - continued
	Shares	Value (Note 1)
ENERGY - continued
Energy Equipment & Services - continued
GlobalSantaFe Corp.	67,800	$ 3,724,254
National Oilwell Varco, Inc. (a)	257,087	17,235,112
Noble Corp.	100,600	7,218,050
Smith International, Inc.	440,548	19,635,224
		55,656,043
Oil, Gas & Consumable Fuels - 6.5%
Exxon Mobil Corp.	428,600	29,033,361
Plains Exploration & Production Co. (a)	155,000	6,813,800
Valero Energy Corp.	164,200	11,072,006
		46,919,167
TOTAL ENERGY		102,575,210
FINANCIALS - 23.8%
Capital Markets - 1.9%
Ameriprise Financial, Inc.	12,140	541,444
Merrill Lynch & Co., Inc.	71,510	5,207,358
Morgan Stanley	109,500	7,281,750
State Street Corp.	13,600	816,816
		13,847,368
Commercial Banks - 3.9%
Cathay General Bancorp	81,400	2,991,450
Wachovia Corp.	203,900	10,935,157
Wells Fargo & Co.	202,900	14,677,786
		28,604,393
Consumer Finance - 0.5%
American Express Co.	69,900	3,638,994
Diversified Financial Services - 6.6%
Bank of America Corp.	431,500	22,235,195
JPMorgan Chase & Co.	572,400	26,112,888
		48,348,083
Insurance - 7.1%
AFLAC, Inc.	81,600	3,601,824
Allied World Assurance Holdings Ltd.	2,800	97,720
AMBAC Financial Group, Inc.	25,600	2,127,616
American International Group, Inc.	237,100	14,384,857
Aspen Insurance Holdings Ltd.	266,215	6,282,674
Axis Capital Holdings Ltd.	29,100	860,196
Endurance Specialty Holdings Ltd.	172,646	5,241,533
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Insurance - continued
Hartford Financial Services Group, Inc.	42,400	$ 3,597,216
Marsh & McLennan Companies, Inc.	45,600	1,232,568
MetLife, Inc.	17,700	920,400
Platinum Underwriters Holdings Ltd.	224,274	6,344,711
The St. Paul Travelers Companies, Inc.	157,500	7,213,500
		51,904,815
Real Estate Investment Trusts - 2.6%
CBL & Associates Properties, Inc.	23,028	901,776
Developers Diversified Realty Corp.	40,800	2,153,424
Duke Realty Corp.	21,800	812,268
Equity Residential (SBI)	77,400	3,599,874
General Growth Properties, Inc.	78,890	3,600,540
Kimco Realty Corp.	92,300	3,621,852
United Dominion Realty Trust, Inc. (SBI)	159,900	4,453,215
		19,142,949
Real Estate Management & Development - 0.5%
Mitsubishi Estate Co. Ltd.	158,000	3,273,005
Wharf Holdings Ltd.	39,000	144,805
		3,417,810
Thrifts & Mortgage Finance - 0.7%
Countrywide Financial Corp.	30,400	1,089,232
Fannie Mae	63,800	3,056,658
Golden West Financial Corp., Delaware	12,800	942,848
		5,088,738
TOTAL FINANCIALS		173,993,150
HEALTH CARE - 12.4%
Biotechnology - 0.5%
Cephalon, Inc. (a)	51,000	3,352,740
Health Care Equipment & Supplies - 2.0%
Baxter International, Inc.	180,300	7,572,600
Becton, Dickinson & Co.	57,300	3,777,216
C.R. Bard, Inc.	50,200	3,562,694
		14,912,510
Health Care Providers & Services - 3.6%
Acibadem Saglik Hizmetleri AS	49,000	494,057
Brookdale Senior Living, Inc.	48,000	2,232,000
Caremark Rx, Inc.	65,300	3,447,840
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH CARE - continued
Health Care Providers & Services - continued
Chemed Corp.	56,600	$ 2,081,748
Health Net, Inc. (a)	76,500	3,210,705
Medco Health Solutions, Inc. (a)	58,200	3,453,006
Odyssey Healthcare, Inc. (a)	212,700	3,830,727
Omnicare, Inc.	89,500	4,050,770
VistaCare, Inc. Class A (a)	297,141	3,458,721
		26,259,574
Life Sciences Tools & Services - 0.2%
Fisher Scientific International, Inc. (a)	14,500	1,074,595
Thermo Electron Corp. (a)	16,300	603,263
		1,677,858
Pharmaceuticals - 6.1%
Elan Corp. PLC sponsored ADR (a)	7,000	107,380
Johnson & Johnson	114,800	7,180,740
Merck & Co., Inc.	275,500	11,094,385
Pfizer, Inc.	860,500	22,364,395
Wyeth	78,200	3,790,354
		44,537,254
TOTAL HEALTH CARE		90,739,936
INDUSTRIALS - 6.2%
Aerospace & Defense - 1.1%
General Dynamics Corp.	30,800	2,064,216
Honeywell International, Inc.	94,400	3,653,280
Precision Castparts Corp.	38,424	2,291,992
		8,009,488
Air Freight & Logistics - 0.3%
United Parcel Service, Inc. Class B	31,600	2,177,556
Airlines - 1.1%
AirTran Holdings, Inc. (a)	209,920	2,632,397
AMR Corp. (a)	97,500	2,145,000
JetBlue Airways Corp. (a)	65,800	703,402
Ryanair Holdings PLC sponsored ADR (a)	34,400	1,943,944
UAL Corp. (a)(d)	34,000	888,760
		8,313,503
Building Products - 0.3%
Masco Corp.	81,800	2,186,514
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - continued
Commercial Services & Supplies - 1.2%
Allied Waste Industries, Inc.	214,000	$ 2,174,240
Corrections Corp. of America (a)	63,600	3,472,560
Waste Management, Inc.	79,800	2,743,524
		8,390,324
Construction & Engineering - 0.6%
Fluor Corp.	52,098	4,575,767
Machinery - 0.7%
Deere & Co.	48,900	3,548,673
Flowserve Corp. (a)	18,930	980,574
SPX Corp.	10,400	568,360
		5,097,607
Road & Rail - 0.5%
Laidlaw International, Inc.	133,296	3,532,344
Trading Companies & Distributors - 0.4%
WESCO International, Inc. (a)	48,313	2,814,232
TOTAL INDUSTRIALS		45,097,335
INFORMATION TECHNOLOGY - 13.5%
Communications Equipment - 0.9%
Alcatel SA sponsored ADR (a)	150,900	1,702,152
Andrew Corp. (a)	141,220	1,193,309
Nokia Corp. sponsored ADR	178,800	3,549,180
		6,444,641
Computers & Peripherals - 2.8%
Hewlett-Packard Co.	112,500	3,589,875
Imation Corp.	52,400	2,133,728
Intermec, Inc. (a)	159,180	3,883,992
M-Systems Flash Disk Pioneers Ltd. (a)	114,500	4,122,000
NCR Corp. (a)	105,700	3,397,198
Seagate Technology	156,400	3,628,480
		20,755,273
Electronic Equipment & Instruments - 5.0%
Agilent Technologies, Inc. (a)	128,400	3,651,696
Amphenol Corp. Class A	78,798	4,418,992
Arrow Electronics, Inc. (a)	58,156	1,643,489
Avnet, Inc. (a)	92,688	1,686,922
Flextronics International Ltd. (a)	335,000	3,798,900
Ingram Micro, Inc. Class A (a)	123,800	2,182,594
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Instruments - continued
Molex, Inc.	115,700	$ 3,670,004
Symbol Technologies, Inc.	659,198	7,284,138
Tektronix, Inc.	78,200	2,132,514
Trimble Navigation Ltd. (a)	49,600	2,382,288
Vishay Intertechnology, Inc. (a)	266,300	3,736,189
		36,587,726
Office Electronics - 0.8%
Xerox Corp.	257,700	3,630,993
Zebra Technologies Corp. Class A (a)	69,600	2,181,960
		5,812,953
Semiconductors & Semiconductor Equipment - 3.2%
Analog Devices, Inc.	115,400	3,730,882
ASML Holding NV (NY Shares) (a)	186,200	3,705,380
DSP Group, Inc. (a)	147,300	3,529,308
Intel Corp.	203,800	3,668,400
Linear Technology Corp.	80,400	2,600,940
Maxim Integrated Products, Inc.	79,200	2,326,896
National Semiconductor Corp.	165,830	3,857,206
		23,419,012
Software - 0.8%
Hyperion Solutions Corp. (a)	68,400	2,131,344
Microsoft Corp.	148,400	3,566,052
		5,697,396
TOTAL INFORMATION TECHNOLOGY		98,717,001
MATERIALS - 3.3%
Chemicals - 1.7%
Ashland, Inc.	54,756	3,641,822
BOC Group PLC sponsored ADR	29,500	1,765,280
Chemtura Corp.	269,237	2,318,131
Cytec Industries, Inc.	13,400	715,694
Monsanto Co.	83,600	3,593,964
Rohm & Haas Co.	14,900	687,188
		12,722,079
Common Stocks - continued
	Shares	Value (Note 1)
MATERIALS - continued
Metals & Mining - 1.6%
Alcoa, Inc.	121,400	$ 3,635,930
Titanium Metals Corp.	277,000	7,988,680
		11,624,610
TOTAL MATERIALS		24,346,689
TELECOMMUNICATION SERVICES - 6.0%
Diversified Telecommunication Services - 4.8%
AT&T, Inc.	532,720	15,976,273
BellSouth Corp.	193,040	7,561,377
Citizens Communications Co.	21,000	269,430
Philippine Long Distance Telephone Co. sponsored ADR	12,300	482,037
Verizon Communications, Inc.	323,700	10,947,534
		35,236,651
Wireless Telecommunication Services - 1.2%
America Movil SA de CV Series L sponsored ADR	12,100	432,938
American Tower Corp. Class A (a)	112,500	3,802,500
Bharti Airtel Ltd. (a)	39,600	362,097
Crown Castle International Corp.	106,900	3,766,087
MTN Group Ltd.	21,500	164,328
		8,527,950
TOTAL TELECOMMUNICATION SERVICES		43,764,601
UTILITIES - 3.3%
Electric Utilities - 1.7%
Edison International	87,900	3,637,302
Exelon Corp.	59,500	3,445,050
FPL Group, Inc.	44,800	1,932,672
PPL Corp.	104,700	3,561,894
		12,576,918
Independent Power Producers & Energy Traders - 0.5%
AES Corp. (a)	175,400	3,483,444
Multi-Utilities - 1.1%
CMS Energy Corp. (a)	240,067	3,363,339
Common Stocks - continued
	Shares	Value (Note 1)
UTILITIES - continued
Multi-Utilities - continued
Duke Energy Corp.	123,000	$ 3,729,360
Public Service Enterprise Group, Inc.	17,900	1,206,997
		8,299,696
TOTAL UTILITIES		24,360,058
TOTAL COMMON STOCKS (Cost $676,610,785)		707,336,503
Money Market Funds - 0.9%

Fidelity Cash Central Fund, 5.3% (b)	6,530,161	6,530,161
Fidelity Securities Lending Cash Central Fund, 5.32% (b)(c)	129,125	129,125
TOTAL MONEY MARKET FUNDS (Cost $6,659,286)		6,659,286
TOTAL INVESTMENT PORTFOLIO - 97.7% (Cost $683,270,071)		713,995,789
NET OTHER ASSETS - 2.3%		16,895,110
NET ASSETS - 100%		$ 730,890,899
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the fund from the affiliated Central funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 454,294
Fidelity Securities Lending Cash Central Fund	18,836
Total	$ 473,130
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	89.8%
Bermuda	2.5%
Cayman Islands	2.0%
France	1.1%
Others (individually less than 1%)	4.6%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	July 31, 2006

Assets
Investment in securities, at value (including securities loaned of $120,832) - See accompanying schedule: Unaffiliated issuers (cost $676,610,785)	$ 707,336,503
Affiliated Central Funds (cost $6,659,286)	6,659,286
Total Investments (cost $683,270,071)		$ 713,995,789
Receivable for investments sold		68,744,438
Receivable for fund shares sold		7,954,902
Dividends receivable		503,557
Interest receivable		68,994
Prepaid expenses		236
Other receivables		200,632
Total assets		791,468,548

Liabilities
Payable to custodian bank	$ 4,965,034
Payable for investments purchased	54,000,199
Payable for fund shares redeemed	940,265
Accrued management fee	337,518
Other affiliated payables	130,697
Other payables and accrued expenses	74,811
Collateral on securities loaned, at value	129,125
Total liabilities		60,577,649

Net Assets		$ 730,890,899
Net Assets consist of:
Paid in capital		$ 678,639,088
Undistributed net investment income		1,891,709
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		19,622,814
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		30,737,288
Net Assets, for 44,213,528 shares outstanding		$ 730,890,899
Net Asset Value, offering price and redemption price per share ($730,890,899 ÷ 44,213,528 shares)		$ 16.53

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended July 31, 2006

Investment Income
Dividends		$ 5,283,653
Interest		3,013
Income from affiliated Central Funds		473,130
Total income		5,759,796

Expenses
Management fee Basic fee	$ 2,210,367
Performance adjustment	196,589
Transfer agent fees	921,678
Accounting and security lending fees	143,080
Independent trustees' compensation	1,373
Custodian fees and expenses	34,522
Registration fees	89,354
Audit	41,532
Legal	3,781
Miscellaneous	17,030
Total expenses before reductions	3,659,306
Expense reductions	(112,579)	3,546,727
Net investment income (loss)		2,213,069
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	22,418,194
Foreign currency transactions	(30,641)
Total net realized gain (loss)		22,387,553
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $1,595)	8,291,311
Assets and liabilities in foreign currencies	16,847
Total change in net unrealized appreciation (depreciation)		8,308,158
Net gain (loss)		30,695,711
Net increase (decrease) in net assets resulting from operations		$ 32,908,780

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended July 31, 2006	Year ended July 31, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 2,213,069	$ 286,473
Net realized gain (loss)	22,387,553	5,406,312
Change in net unrealized appreciation (depreciation)	8,308,158	16,902,244
Net increase (decrease) in net assets resulting from operations	32,908,780	22,595,029
Distributions to shareholders from net investment income	(466,321)	(109,509)
Distributions to shareholders from net realized gain	(7,156,723)	(2,561,888)
Total distributions	(7,623,044)	(2,671,397)
Share transactions Proceeds from sales of shares	664,109,385	112,539,531
Reinvestment of distributions	7,164,849	2,524,169
Cost of shares redeemed	(131,547,003)	(28,089,975)
Net increase (decrease) in net assets resulting from share transactions	539,727,231	86,973,725
Total increase (decrease) in net assets	565,012,967	106,897,357

Net Assets
Beginning of period	165,877,932	58,980,575
End of period (including undistributed net investment income of $1,891,709 and undistributed net investment income of $183,067, respectively)	$ 730,890,899	$ 165,877,932
Other Information Shares
Sold	40,974,810	8,087,785
Issued in reinvestment of distributions	467,901	206,576
Redeemed	(8,111,228)	(2,079,728)
Net increase (decrease)	33,331,483	6,214,633

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended July 31,	2006	2005	2004	2003 E
Selected Per-Share Data
Net asset value, beginning of period	$ 15.24	$ 12.64	$ 11.09	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.09	.04	(.03)	(.01)
Net realized and unrealized gain (loss)	1.77	3.12	1.87	1.10
Total from investment operations	1.86	3.16	1.84	1.09
Distributions from net investment income	(.03)	(.02)	-	-
Distributions from net realized gain	(.54)	(.54)	(.29)	-
Total distributions	(.57)	(.56)	(.29)	-
Net asset value, end of period	$ 16.53	$ 15.24	$ 12.64	$ 11.09
Total Return B, C	12.54%	26.12%	16.81%	10.90%
Ratios to Average Net Assets F
Expenses before reductions	.94%	.96%	1.13%	1.63% A
Expenses net of fee waivers, if any	.94%	.96%	1.13%	1.50%A
Expenses net of all reductions	.91%	.91%	1.08%	1.44%A
Net investment income (loss)	.57%	.30%	(.21)%	(.14)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 730,891	$ 165,878	$ 58,981	$ 34,974
Portfolio turnover rate	202%	113%	164%	158%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E For the period December 10, 2002 (commencement of operations) to July 31, 2003.

F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2006

1. Significant Accounting Policies.

Fidelity Value Discovery Fund (the Fund) is a non-diversified fund of Fidelity Puritan Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund may invest in affiliated money market central funds (Money Market Central Funds), which are open-end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 47,314,992
Unrealized depreciation	(19,120,666)
Net unrealized appreciation (depreciation)	28,194,326
Undistributed ordinary income	5,190,711
Undistributed long-term capital gain	15,720,595

Cost for federal income tax purposes	$ 685,801,463

The tax character of distributions paid was as follows:

	July 31, 2006	July 31, 2005
Ordinary Income	$ 3,873,892	$ 1,002,742
Long-term Capital Gains	3,749,152	1,668,655
Total	$ 7,623,044	$ 2,671,397

New Accounting Pronouncement. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48) was issued and is effective for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund's net assets and results of operations.

Annual Report

Notes to Financial Statements - continued

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,296,420,171 and $783,401,486, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ±.20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the Fund's relative investment performance as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .62% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .24% of average net assets.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Accounting and Security Lending Fees. FSC maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Affiliated Central Funds. The Fund may invest in Money Market Central Funds which seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

The Money Market Central Funds do not pay a management fee.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $19,815 for the period.

5. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounts to $963 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses

Annual Report

Notes to Financial Statements - continued

6. Security Lending - continued

associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of from affiliated central funds. Net income from lending portfolio securities during the period amounted to $18,836.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $110,265 for the period. In addition, through arrangements with the Fund's transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's transfer agent expenses by $2,314.

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Puritan Trust and Shareholders of Fidelity Value Discovery Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Value Discovery Fund (the Fund), a fund of Fidelity Puritan Trust, including the schedule of investments as of July 31, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and the period from December 10, 2002 (commencement of operations) to July 31, 2003. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2006, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Value Discovery Fund as of July 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the three years in the period then ended and the period from December 10, 2002 (commencement of operations) to July 31, 2003, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP
Boston, Massachusetts
September 8, 2006

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy and Albert R. Gamper, Jr., each of the Trustees oversees 345 funds advised by FMR or an affiliate. Mr. McCoy oversees 347 funds advised by FMR or an affiliate. Mr. Gamper oversees 290 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (76)

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director (1999-present) of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

Stephen P. Jonas (53)

Year of Election or Appointment: 2005

Mr. Jonas is Senior Vice President of Value Discovery (2005-present). He also serves as Senior Vice President of other Fidelity funds (2005-present). Mr. Jonas is Executive Director of FMR (2005-present) and FMR Co., Inc. (2005-present). He also serves as a Director of Fidelity Investments Money Management, Inc. (2005-present) and FMR Corp. (2003-present). Previously, Mr. Jonas served as President of Fidelity Enterprise Operations and Risk Services (2004-2005), Chief Administrative Officer (2002-2004), and Chief Financial Officer of FMR Corp. (1998-2002). In addition, he serves on the Boards of Boston Ballet (2003-present) and Simmons College (2003-present).

Robert L. Reynolds (54)

Year of Election or Appointment: 2003

Mr. Reynolds is President and a Director of FMR (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and FMR Co., Inc. (2005-present). Mr. Reynolds also serves as a Director (2003-present) and Chief Operating Officer (2000-present) of FMR Corp. and a Director of Strategic Advisers, Inc. (2005-present). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000-present). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (58)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (64)

Year of Election or Appointment: 2006

Mr. Gamper also serves as a Trustee (2006-present) or Member of the Advisory Board (2005-present) of other investment companies advised by FMR. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

Robert M. Gates (62)

Year of Election or Appointment: 1997

Dr. Gates is Chairman of the Independent Trustees (2006-present). Dr. Gates is President of Texas A&M University (2002-present). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001-present), and Brinker International (restaurant management, 2003-present). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001).

George H. Heilmeier (70)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display.

Marie L. Knowles (59)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (62)

Year of Election or Appointment: 2002

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

William O. McCoy (72)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Duke Realty Corporation (real estate). He is also a partner of Franklin Street Partners (private investment management firm). In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves as Chairman of the Board of Directors of the University of North Carolina Health Care System. He also served as Vice President of Finance for the University of North Carolina (16-school system).

Cornelia M. Small (62)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (67)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (67)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Annual Report

Advisory Board Members and Executive Officers:

Correspondence intended for Messrs. Keyes and Gamper may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
James H. Keyes (65)

Year of Election or Appointment: 2006

Member of the Advisory Board of Fidelity Puritan Trust. Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies, 1984-present), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions, 1998-present).

Peter S. Lynch (62)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Puritan Trust. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director (1999-present) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as the Chairman of the Inner-City Scholarship Fund.

Dwight D. Churchill (52)

Year of Election or Appointment: 2005

Vice President of Value Discovery. Mr. Churchill also serves as Vice President of certain Equity Funds (2005-present). Mr. Churchill is Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Churchill served as Senior Vice President of Fidelity Investments Money Management, Inc. (2005-2006), Head of Fidelity's Fixed-Income Division (2000-2005), Vice President of Fidelity's Money Market Funds (2000-2005), Vice President of Fidelity's Bond Funds, and Senior Vice President of FMR.

Bruce T. Herring (40)

Year of Election or Appointment: 2006

Vice President of Value Discovery. Mr. Herring also serves as Vice President of certain Equity Funds (2006-present). Mr. Herring is Senior Vice President of FMR (2006-present) and Vice President of FMR Co., Inc. (2001-present). Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds (2001-2005).

Scott Offen (46)

Year of Election or Appointment: 2003

Vice President of Value Discovery. Prior to assuming his current responsibilities, Mr. Offen worked as a research analyst and portfolio manager. Mr Offen also serves as Vice President of FMR (2003) and FMR Co., Inc. (2003).

Eric D. Roiter (57)

Year of Election or Appointment: 2002

Secretary of Value Discovery. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Stuart Fross (46)

Year of Election or Appointment: 2003

Assistant Secretary of Value Discovery. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

Christine Reynolds (47)

Year of Election or Appointment: 2004

President and Treasurer of Value Discovery. Ms. Reynolds also serves as President and Treasurer of other Fidelity funds (2004-present) and is a Vice President (2003-present) and an employee (2002-present) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

R. Stephen Ganis (40)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Value Discovery. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (58)

Year of Election or Appointment: 2006

Chief Financial Officer of Value Discovery. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (59)

Year of Election or Appointment: 2004

Chief Compliance Officer of Value Discovery. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (45)

Year of Election or Appointment: 2005

Deputy Treasurer of Value Discovery. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kimberley H. Monasterio (42)

Year of Election or Appointment: 2004

Deputy Treasurer of Value Discovery. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Kenneth B. Robins (36)

Year of Election or Appointment: 2005

Deputy Treasurer of Value Discovery. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (39)

Year of Election or Appointment: 2005

Assistant Treasurer of Value Discovery. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (59)
Year of Election or Appointment: 2002 Assistant Treasurer of Value Discovery. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (52)
Year of Election or Appointment: 2004 Assistant Treasurer of Value Discovery. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (51)
Year of Election or Appointment: 2002 Assistant Treasurer of Value Discovery. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Gary W. Ryan (47)

Year of Election or Appointment: 2005

Assistant Treasurer of Value Discovery. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Value Discovery. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

Annual Report

Distributions

The Board of Trustees of Fidelity Value Discovery Fund voted to pay on September 11, 2006, to shareholders of record at the opening of business on September 8, 2006, a distribution of $0.47 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.04 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2006, $16,505,021, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 33%, and 61% of the dividends distributed in September and December, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 39%, and 67% of the dividends distributed in September and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2007 of amounts for use in preparing 2006 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on February 15, 2006. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees. A
	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	37,826,230,383.77	96.098
Withheld	1,536,010,182.46	3.902
TOTAL	39,362,240,566.23	100.000
Albert R. Gamper, Jr.
Affirmative	37,763,014,509.79	95.937
Withheld	1,599,226,056.44	4.063
TOTAL	39,362,240,566.23	100.000
Robert M. Gates
Affirmative	37,674,483,072.96	95.712
Withheld	1,687,757,493.27	4.288
TOTAL	39,362,240,566.23	100.000
George H. Heilmeier
Affirmative	37,748,457,238.12	95.900
Withheld	1,613,783,328.11	4.100
TOTAL	39,362,240,566.23	100.000
Edward C. Johnson 3d
Affirmative	37,532,189,641.25	95.351
Withheld	1,830,050,924.98	4.649
TOTAL	39,362,240,566.23	100.000
Stephen P. Jonas
Affirmative	37,757,585,019.59	95.923
Withheld	1,604,655,546.64	4.077
TOTAL	39,362,240,566.23	100.000
Marie L. Knowles
Affirmative	37,790,960,298.73	96.008
Withheld	1,571,280,267.50	3.992
TOTAL	39,362,240,566.23	100.000
	# of Votes	% of Votes
Ned C. Lautenbach
Affirmative	37,792,534,779.54	96.012
Withheld	1,569,705,786.69	3.988
TOTAL	39,362,240,566.23	100.000
William O. McCoy
Affirmative	37,635,159,621.12	95.612
Withheld	1,727,080,945.11	4.388
TOTAL	39,362,240,566.23	100.000
Robert L. Reynolds
Affirmative	37,724,250,371.80	95.839
Withheld	1,637,990,194.43	4.161
TOTAL	39,362,240,566.23	100.000
Cornelia M. Small
Affirmative	37,789,209,639.31	96.004
Withheld	1,573,030,926.92	3.996
TOTAL	39,362,240,566.23	100.000
William S. Stavropoulos
Affirmative	37,681,894,631.26	95.731
Withheld	1,680,345,934.97	4.269
TOTAL	39,362,240,566.23	100.000
Kenneth L. Wolfe
Affirmative	37,762,131,097.33	95.935
Withheld	1,600,109,468.90	4.065
TOTAL	39,362,240,566.23	100.000
A Denotes trust-wide proposal and voting results.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Value Discovery Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2006 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that, since the last Advisory Contract renewals in July 2005, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) voluntarily entering into contractual arrangements with certain brokers pursuant to which Fidelity pays for research products and services separately out of its own resources, rather than bundling with fund commissions; (iii) launching the Fidelity Advantage Class of its five Spartan stock index funds and three Spartan bond index funds, which is a lower-fee class available to shareholders with higher account balances; (iv) contractually agreeing to impose expense limitations on Fidelity U.S. Bond Index Fund and reducing the fund's initial investment minimum; and (v) offering shareholders of each of the Fidelity Institutional Money Market Funds the privilege of exchanging shares of the fund for shares of other Fidelity funds.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance, as well as the fund's relative investment performance measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds over multiple periods. Because the fund had been in existence less than five calendar years, the following charts considered by the Board show, over the one- and three-year periods ended December 31, 2005, the fund's cumulative total returns, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the fund.

Annual Report

Fidelity Value Discovery Fund

The Board reviewed the fund's relative investment performance against its Lipper peer group and stated that the performance of the fund was in the first quartile for all the periods shown. The Board noted that FMR does not consider that Lipper peer group to be a meaningful comparison for the fund, however, because the peer group includes funds with different investment mandates (some broader, some narrower) than the fund. For example, the peer group includes funds that are not limited to a particular investment style, funds that focus on growth-oriented stocks, and funds that (like the fund) focus their investments on value-oriented securities. The Board also stated that the relative investment performance of the fund compared favorably to its benchmark for all the periods shown. The Board also reviewed the fund's relative investment performance against a customized peer group based on a combination of categories defined by Morningstar.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board noted with favor FMR's reorganization of its senior management team in 2005 and FMR's dedication of additional resources to investment research, and participated in the process that led to those changes.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 9% means that 91% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity Value Discovery Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2005. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for rolling 36-month periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of the fund's total expenses, the Board considered the fund's management fee as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the fund's positive performance adjustment. As part of its review, the Board also considered current and historical total expenses of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the fund's total expenses ranked below its competitive median for 2005.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, the Board concluded that the fund's total expenses were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

Annual Report

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower fee rates as total fund assets under FMR's management increase, and for higher fee rates as total fund assets under FMR's management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information on several topics, including (i) Fidelity's fund profitability methodology and profitability trends within certain funds; (ii) portfolio manager compensation; (iii) the extent to which any economies of scale exist and are shared between the funds and Fidelity; (iv) the total expenses of certain funds and classes relative to competitors, including the extent to which the expenses of certain funds have been or could be capped; (v) fund performance trends; and (vi) Fidelity's fee structures, including use of performance fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

15445 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

19200 Von Karman Avenue
Irvine, CA

601 Larkspur Landing Circle
Larkspur, CA

10100 Santa Monica Blvd.
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73-575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

123 South Lake Avenue
Pasadena, CA

16995 Bernardo Ctr. Drive
Rancho Bernardo, CA

1220 Roseville Parkway
Roseville, CA

1740 Arden Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

11943 El Camino Real
San Diego, CA

8 Montgomery Street
San Francisco, CA

3793 State Street
Santa Barbara, CA

1200 Wilshire Boulevard
Santa Monica, CA

21701 Hawthorne Boulevard
Torrance, CA

2001 North Main Street
Walnut Creek, CA

6300 Canoga Avenue
Woodland Hills, CA

Colorado

1625 Broadway
Denver, CO

9185 Westview Road
Lone Tree, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

400 Delaware Avenue
Wilmington, DE

Florida

4400 N. Federal Highway
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

4671 Town Center Parkway
Jacksonville, FL

1907 West State Road 434
Longwood, FL

8880 Tamiami Trail, North
Naples, FL

3501 PGA Boulevard
Palm Beach Gardens, FL

3550 Tamiami Trail, South
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

2465 State Road 7
Wellington, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

875 North Michigan Ave.
Chicago, IL

1415 West 22nd Street
Oak Brook, IL

1572 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7315 Wisconsin Avenue
Bethesda, MD

One W. Pennsylvania Ave.
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

238 Main Street
Cambridge, MA

405 Cochituate Road
Framingham, MA

416 Belmont Street
Worcester, MA

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

Michigan

500 E. Eisenhower Pkwy.
Ann Arbor, MI

280 Old N. Woodward Ave.
Birmingham, MI

43420 Grand River Avenue
Novi, MI

29155 Northwestern Hwy.
Southfield, MI

Minnesota

7600 France Avenue South
Edina, MN

Missouri

1524 South Lindbergh Blvd.
St. Louis, MO

Nevada

2225 Village Walk Drive
Henderson, NV

New Jersey

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

396 Route 17, North
Paramus, NJ

3518 Route 1 North
Princeton, NJ

530 Broad Street
Shrewsbury, NJ

New York

1055 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

980 Madison Avenue
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

200 Fifth Avenue
New York, NY

733 Third Avenue
New York, NY

11 Penn Plaza
New York, NY

2070 Broadway
New York, NY

1075 Northern Blvd.
Roslyn, NY

799 Central Park Avenue
Scarsdale, NY

North Carolina

4611 Sharon Road
Charlotte, NC

7011 Fayetteville Road
Durham, NC

Ohio

3805 Edwards Road
Cincinnati, OH

1324 Polaris Parkway
Columbus, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

7493 SW Bridgeport Road
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

47 Providence Place
Providence, RI

Tennessee

6150 Poplar Avenue
Memphis, TN

Texas

10000 Research Boulevard
Austin, TX

4001 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

6560 Fannin Street
Houston, TX

6500 N. MacArthur Blvd.
Irving, TX

6005 West Park Boulevard
Plano, TX

14100 San Pedro
San Antonio, TX

1576 East Southlake Blvd.
Southlake, TX

19740 IH 45 North
Spring, TX

Utah

279 West South Temple
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

411 108th Avenue, N.E.
Bellevue, WA

1518 6th Avenue
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

595 North Barker Road
Brookfield, WI

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)

Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)

For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)

For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Research & Analysis
Company (formerly Fidelity
Management & Research
(Far East) Inc.)

Fidelity Management & Research
(U.K.) Inc.

Fidelity Investments Japan Limited

Fidelity International Investment Advisors

Fidelity International Investment Advisors
(U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agent

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.
New York, NY

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

FVD-UANN-0906
1.789714.103

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

Item 2. Code of Ethics

As of the end of the period, July 31, 2006, Fidelity Puritan Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Marie L. Knowles is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Ms. Knowles is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees.

For the fiscal years ended July 31, 2006 and July 31, 2005, the aggregate Audit Fees billed by PricewaterhouseCoopers LLP (PwC) for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years, for Fidelity Balanced Fund, Fidelity Low-Priced Stock Fund and Fidelity Puritan Fund (the funds) and for all funds in the Fidelity Group of Funds are shown in the table below.

Fund	2006A	2005A
Fidelity Balanced Fund	$129,000	$107,000
Fidelity Low-Priced Stock Fund	$206,000	$184,000
Fidelity Puritan Fund	$241,000	$226,000
All funds in the Fidelity Group of Funds audited by PwC	$12,800,000	$11,600,000
A	Aggregate amounts may reflect rounding.

For the fiscal years ended July 31, 2006 and July 31, 2005, the aggregate Audit Fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte Entities") for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years, for Fidelity Value Discovery Fund (the fund) and for all funds in the Fidelity Group of Funds are shown in the table below.

Fund	2006A	2005A
Fidelity Value Discovery Fund	$30,000	$34,000
All funds in the Fidelity Group of Funds audited by Deloitte Entities	$5,900,000	$4,800,000
A	Aggregate amounts may reflect rounding.

(b) Audit-Related Fees.

In each of the fiscal years ended July 31, 2006 and July 31, 2005, the aggregate Audit-Related Fees billed by PwC for services rendered for assurance and related services to each fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Fund	2006A	2005A
Fidelity Balanced Fund	$0	$0
Fidelity Low-Priced Stock Fund	$0	$0
Fidelity Puritan Fund	$0	$0
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended July 31, 2006 and July 31, 2005, the aggregate Audit-Related Fees billed by Deloitte Entities for services rendered for assurance and related services to the fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Fund	2006A	2005A
Fidelity Value Discovery Fund	$0	$0
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended July 31, 2006 and July 31, 2005, the aggregate Audit-Related Fees that were billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for services rendered on behalf of Fidelity Management & Research Company (FMR) and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the funds ("Fund Service Providers") for assurance and related services that relate directly to the operations and financial reporting of each fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Billed By	2006A	2005A
PwC	$0	$0
Deloitte Entities	$0	$0
A	Aggregate amounts may reflect rounding.

Fees included in the audit-related category comprise assurance and related services (e.g., due diligence services) that are traditionally performed by the independent registered public accounting firm. These audit-related services include due diligence related to mergers and acquisitions, accounting consultations and audits in connection with acquisitions, internal control reviews, attest services that are not required by statute or regulation and consultation concerning financial accounting and reporting standards.

(c) Tax Fees.

In each of the fiscal years ended July 31, 2006 and July 31, 2005, the aggregate Tax Fees billed by PwC for professional services rendered for tax compliance, tax advice, and tax planning for each fund is shown in the table below.

Fund	2006A	2005A
Fidelity Balanced Fund	$4,600	$4,200
Fidelity Low-Priced Stock Fund	$2,700	$2,500
Fidelity Puritan Fund	$4,600	$4,200
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended July 31, 2006 and July 31, 2005, the aggregate Tax Fees billed by Deloitte Entities for professional services rendered for tax compliance, tax advice, and tax planning for the fund is shown in the table below.

Fund	2006A	2005A
Fidelity Value Discovery Fund	$4,000	$3,100
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended July 31, 2006 and July 31, 2005, the aggregate Tax Fees billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for professional services rendered on behalf of the Fund Service Providers for tax compliance, tax advice, and tax planning that relate directly to the operations and financial reporting of each fund is shown in the table below.

Billed By	2006A	2005A
PwC	$0	$0
Deloitte Entities	$0	$0
A	Aggregate amounts may reflect rounding.

Fees included in the Tax Fees category comprise all services performed by professional staff in the independent registered public accounting firm's tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d) All Other Fees.

In each of the fiscal years ended July 31, 2006 and July 31, 2005, the aggregate Other Fees billed by PwC for all other non-audit services rendered to the funds is shown in the table below.

Fund	2006A	2005A
Fidelity Balanced Fund	$15,900	$12,100
Fidelity Low-Priced Stock Fund	$33,400	$31,200
Fidelity Puritan Fund	$21,800	$21,900
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended July 31, 2006 and July 31, 2005, the aggregate Other Fees billed by Deloitte Entities for all other non-audit services rendered to the fund is shown in the table below.

Fund	2006A	2005A
Fidelity Value Discovery Fund	$ 0	$0
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended July 31, 2006 and July 31, 2005, the aggregate Other Fees billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for all other non-audit services rendered on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund is shown in the table below.

Billed By	2006A	2005A
PwC	$155,000	$280,000
Deloitte Entities	$255,000	$210,000
A	Aggregate amounts may reflect rounding.

Fees included in the All Other Fees category include services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the fund.

(e) (1)	Audit Committee Pre-Approval Policies and Procedures:

The trust's Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust's Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity Fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (Covered Service) are subject to approval by the Audit Committee before such service is provided. Non-audit services provided by a fund audit firm for a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund (Non-Covered Service) but that are expected to exceed $50,000 are also subject to pre-approval by the Audit Committee.

All Covered Services, as well as Non-Covered Services that are expected to exceed $50,000, must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee. Neither pre-approval nor advance notice of Non-Covered Service engagements for which fees are not expected to exceed $50,000 is required; such engagements are to be reported to the Audit Committee monthly.

(e) (2)	Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended July 31, 2006 and July 31, 2005 on behalf of each fund.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended July 31, 2006 and July 31, 2005 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

Tax Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended July 31, 2006 and July 31, 2005 on behalf of each fund.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended July 31, 2006 and July 31, 2005 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

All Other Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended July 31, 2006 and July 31, 2005 on behalf of each fund.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended July 31, 2006 and July 31, 2005 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

(f) Not applicable.

(g) For the fiscal years ended July 31, 2006 and July 31, 2005, the aggregate fees billed by PwC of $1,240,000A and $1,500,000A,B for non-audit services rendered on behalf of the funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Fund Service Providers relating to Covered Services and Non-Covered Services are shown in the table below.

	2006A	2005A
Covered Services	$240,000	$400,000
Non-Covered Services	$1,000,000	$1,100,000 B
A	Aggregate amounts may reflect rounding.
B	Reflects current period presentation.

For the fiscal years ended July 31, 2006 and July 31, 2005, the aggregate fees billed by Deloitte Entities of $630,000A and $525,000A,B for non-audit services rendered on behalf of the fund, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Fund Service Providers relating to Covered Services and Non-Covered Services are shown in the table below.

	2006A	2005A
Covered Services	$260,000	$200,000
Non-Covered Services	$370,000	$325,000 B
A	Aggregate amounts may reflect rounding.
B	Reflects current period presentation.

(h) The trust's Audit Committee has considered Non-Covered Services that were not pre-approved that were provided by PwC and Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of PwC and Deloitte Entities in their audit of the funds, taking into account representations from PwC and Deloitte Entities, in accordance with Independence Standards Board Standard No.1, regarding their independence from the funds and their related entities.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Puritan Trust

By:	/s/Christine Reynolds
Christine Reynolds
President and Treasurer

Date:	September 25, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Christine Reynolds
Christine Reynolds
President and Treasurer

Date:	September 25, 2006
By:	/s/Joseph B. Hollis
Joseph B. Hollis
Chief Financial Officer

Date:	September 25, 2006